UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08690

MassMutual Premier Funds
(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA		01111
(Address of principal executive offices)		(Zip code)

Paul LaPiana
1295 State Street, Springfield, MA 01111
(Name and address of agent for service)

Registrant's telephone number, including area code:		(413) 744-1000

Date of fiscal year end:	9/30/2022

Date of reporting period:	9/30/2022

❖	Explanatory Note.

The Registrant is filing this amendment to its Form N-CSR for the period ended September 30, 2022, originally filed with the Securities and Exchange Commission on December 2, 2022 (SEC Accession No. 0001398344-22-023914). The purpose of the amendment is to restate the report to stockholders in Item 1. The only change to the report was the correction of a typographical error for the total return amount for Class R5 of the MassMutual Global Fund on page 184. The originally reported figure was 36.36% and the as corrected amount is (36.36%).

Item 1. Reports to Stockholders.

(a)	The Report to Stockholders is attached herewith.

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the applicable MassMutual Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

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MassMutual Funds Annual Report – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Paul LaPiana

“At MassMutual, our goal is to help you build the future you want for yourself and your family. We want to help you with your retirement plans today, so you can feel more comfortable about tomorrow.”

September 30, 2022

Continued market volatility challenges retirement investors

I am pleased to present you with the MassMutual Funds Annual Report. During the fiscal year ended September 30, 2022, U.S. stocks were down over 15%, with investors concerned that stimulus-fueled recovery from the COVID-19 pandemic was over and that domestic monetary policy had turned toward combating heightened inflation. Stocks in foreign developed markets and emerging markets also experienced significant losses in the fiscal year, hurt by elevated energy prices, a strengthening U.S. dollar, and concerns that consumer spending and corporate earnings growth would slow. U.S. bond investors experienced negative returns in the rising interest rate environment, fueled by aggressive interest rate hikes by the U.S. Federal Reserve Board that were aimed at reducing demand-driven inflationary pressures.

Suggestions for retirement investors under any market conditions

●

You are likely in it for the long term. Retirement planning involves what financial professionals refer to as “long-term investing,” since most people save and invest for retirement throughout their working years. Even in retirement, many individuals will systematically withdraw their retirement savings over a number of years, keeping a portion of their funds invested. Although the financial markets will go up and down, individuals who take a long-term approach to investing don’t focus on current headlines – because they realize that they have time to ride out the downturns.

●

Keep contributing. While you have no control over the investment markets, you can control how often and how much you contribute to your retirement account. Saving as much as possible and increasing your contributions regularly is one way retirement investors can help boost their retirement savings, regardless of the performance of the stock and bond markets.

●

Invest continually.[1] Financial professionals often advise their clients to stay in the market, regardless of short-term results. Here’s why: Those who can invest in all market conditions have the potential to be rewarded even during market downturns, when more favorable prices may enable them to accumulate larger positions.

●

Monitor your asset allocation and diversify. Stocks, bonds, and short-term/money market investments are asset classes that tend to behave differently, depending upon the economic and market environment. These broad asset classes contain an even greater array of asset sub-categories (such as small-cap stocks, international stocks, and high-yield bonds). Most financial professionals agree that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing asset types by selecting a number of investments that represent a mix of asset classes and sub-categories.

[1]

Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

MassMutual Funds Annual Report – President’s Letter to Shareholders (Unaudited) (Continued)

Is this a good time to track your progress?

If you work with a financial professional, you may wish to consider checking in with him or her to help you determine if:

●	you are saving enough for retirement – and, if in retirement, you are withdrawing an appropriate amount each year, based on your personal circumstances;

●	your retirement account is invested appropriately for all market conditions, based on your goals and objectives, as well as your investment time horizon; and

●	you are taking steps to help reduce your longevity risk, which is the chance that you could “run out” of retirement savings during your lifetime.

Get to where you want to be

At MassMutual, our goal is to help you build the future you want for yourself and your family. We want to help you with your retirement plans today, so you can feel more comfortable about tomorrow. That’s why we continue to encourage you to maintain perspective when it comes to retirement investing, regardless of any headline-making events. MassMutual’s view is that changing market conditions have the potential to reward patient investors. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Paul LaPiana
President
MassMutual Funds
MML Investment Advisers, LLC

© 2022 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com.

The MassMutual High Yield Fund and MassMutual Short-Duration Bond Fund are distributed by ALPS Distributors, Inc. (ADI). MML Distributors, LLC (MMLD) serves as the exclusive wholesale marketing agent for all MassMutual Funds, as well as the distributor for all other MassMutual Funds, except the MassMutual Global Floating Rate Fund, MassMutual Global Credit Income Opportunities Fund, MassMutual Emerging Markets Debt Blended Total Return Fund, and MassMutual Global Emerging Markets Equity Fund. MMLD Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111-0001. Investment advisory services are provided to all MassMutual Funds by MML Investment Advisers, LLC (MML Advisers). MMLD and MML Advisers are subsidiaries of MassMutual, Springfield, MA 01111-0001. ADI is not affiliated with MMLD, MML Advisers, or MassMutual.

The information provided is the opinion of MML Advisers and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MM202310-303203

MassMutual Funds Annual Report – Economic and Market Overview (Unaudited)

September 30, 2022

Continued market volatility challenges retirement investors

During the fiscal year ended September 30, 2022, U.S. stocks were down over 15%, with investors concerned that stimulus-fueled recovery from the COVID-19 pandemic was over and that domestic monetary policy had turned toward combating heightened inflation. Stocks in foreign developed markets and emerging markets also experienced significant losses in the fiscal year, hurt by elevated energy prices, a strengthening U.S. dollar, and concerns that consumer spending and corporate earnings growth would slow. U.S. bond investors experienced negative returns in the rising interest rate environment, fueled by aggressive interest rate hikes by the U.S. Federal Reserve Board (the “Fed”) that were aimed at reducing demand-driven inflationary pressures.

Market Highlights

●

For the reporting period from October 1, 2021 through September 30, 2022, U.S. stocks were down over 15%, in a market environment where the Fed aggressively raised interest rates in an effort to combat heightened inflation.

●

In the fourth quarter of 2021, expectations for strong economic and earnings growth in 2022, bolstered by the possibility of a $2 trillion economic stimulus and social spending plan, allowed investors to look past sharp increases in COVID-19 Omicron variant cases and heightened inflationary pressures.

●

In the first quarter of 2022, investors in both stocks and bonds were challenged by a sharp rise in energy prices after Russia’s invasion of Ukraine, a stalled domestic economic stimulus plan, and the Fed raising interest rates for the first time since 2018.

●

The second quarter of 2022 was another difficult quarter, as Fed interest rate hikes, investor concerns over high inflation, and concern about the potential of an impending global recession dominated the narrative.

●	The third quarter of 2022 was an extension of the difficult second quarter, with continued inflationary pressures, weakening economic data, and aggressive Fed interest rate hikes.

●

Foreign stocks in developed markets and emerging markets also experienced losses in the fiscal year, against the backdrop of Russia’s invasion of Ukraine (and the resulting economic sanctions that kept energy prices elevated), the strengthening U.S. dollar, and threatened consumer spending and corporate earnings growth.

●

U.S. bond investors experienced negative returns in the rising interest rate environment, fueled by an increase in short-term interest rates, heighted inflationary pressures, and the reversal of monetary and fiscal policy support.

Market Environment

For the fiscal year beginning on October 1, 2021, global stock investors experienced significant losses. U.S. stocks fell sharply in the period in response, with the S&P 500 Index® (“S&P 500”)1 entering bear market territory after declining more than 20% from its previous highs. Investors sought safety from high inflation, rising interest rates, and the increasing possibility of a recession. Consumer sentiment fell sharply, down 17.2% in the period2, as high inflation – driven by rising energy, food, and housing costs – overwhelmed low unemployment and strong wage growth. As of August 2022, more Americans are borrowing to make ends meet in these inflationary times, resulting in consumer loan levels at record highs, having increased by 12.4% year-over-year.3

1 The S&P 500 Index measures the performance of 500 widely held stocks in the U.S. equity market. Standard and Poor’s chooses member companies for the index based on market size, liquidity, and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid-1989, this composition has been more flexible and the number of issues in each sector has varied. It is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

2 June 24, 2022, University of Michigan: Consumer Sentiment (UMCSENT), retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/UMCSENT

3 Board of Governors of the Federal Reserve System (US), Consumer Loans, All Commercial Banks [CONSUMER], retrieved from FRED, Federal Reserve Bank of St. Louis; https://fred.stlouisfed.org/series/CONSUMER, October 11, 2022.

MassMutual Funds Annual Report – Economic and Market Overview (Unaudited) (Continued)

As a result, the broad market S&P 500 fell 15.47% for the period. The technology-heavy NASDAQ Composite Index4 performed even worse, dropping 26.25%. The more economically sensitive Dow Jones Industrial AverageSM5 was down 13.40%. During the reporting period, small-cap stocks underperformed their larger-cap peers, while value stocks outperformed their growth brethren. The communication services, consumer discretionary, and information technology sectors were all down by 20% or more. The energy sector was the strongest performer for the fiscal year, up 45.70%, aided by an 18% increase in the price of West Texas Intermediate (WTI) crude oil. The utilities sector also ended the period positively, gaining 5.58% for the period.

Developed international markets, as measured by the MSCI EAFE® Index6, trailed their domestic peers, ending the fiscal year down 25.13%. Emerging-market stocks, as measured by the MSCI Emerging Markets Index7, also fell sharply, ending down 28.11% for the period. Investors sold off developed international and emerging-market stocks on concerns that higher interest rates and commodity prices would impair consumer spending and corporate earnings growth.

Bond yields rose sharply during the fiscal year, with the 10-year U.S. Treasury bond yield rising from a low of 1.52% on October 1, 2021 to close the period at 3.83%. Rising yields generally produce falling bond prices; consequently, bond index returns suffered. The Bloomberg U.S. Aggregate Bond Index8 ended the period down 14.60%. Investment-grade corporate bonds fared even worse. The Bloomberg U.S. Corporate Bond Index9, which tracks investment-grade corporate bonds, ended the period with an 18.53% loss. The Bloomberg U.S. Corporate High-Yield Bond Index10 also ended in negative territory, declining 14.14% for the period.

Review and maintain your strategy

MassMutual is committed to helping people secure their long-term future and protect the ones they love. While the current market volatility, including the reality of market sell-offs, can test an investor’s mettle, we’d like to remind you that, as a retirement investor, it’s important to maintain perspective and have realistic expectations about the future performance of your investment accounts. As described in this report, financial markets can reverse suddenly with little or no notice. That’s why we continue to believe that retirement investors should create and maintain a plan that focuses on their goals, how long they have to invest, and how comfortable they are with market volatility. Our multi-managed and sub-advised mutual funds tap into the deep expertise of seasoned asset managers who are committed to helping long-term investors prepare for retirement – in all market conditions.

4 The NASDAQ Composite Index measures the performance of all domestic and international based common type stocks listed on the NASDAQ Stock Market. It includes common stocks, ordinary shares, ADRs, shares of beneficial interest or limited partnership interests and tracking stocks. The index is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

5 The Dow Jones Industrial Average Index measures the performance of stocks of 30 U.S. blue-chip companies covering all industries with the exception of transportation and utilities. It is price-weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

6 The MSCI EAFE Index measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

7 The MSCI Emerging Markets Index measures the performance of the large- and mid-cap segments of emerging market equity securities. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.

8 The Bloomberg U.S. Aggregate Bond Index measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). It rolls up into other Bloomberg flagship indexes, such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

9 The Bloomberg U.S. Corporate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

10 The Bloomberg U.S. Corporate High-Yield Bond Index measures the performance of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds, including corporate bonds, fixed-rate bullet, putable, and callable bonds, SEC Rule 144A securities, original issue zeros, pay-in-kind bonds, fixed-rate and fixed-to-floating capital securities. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

MassMutual Funds Annual Report – Economic and Market Overview (Unaudited) (Continued)

As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to market volatility, how long you have to save and invest, and your specific financial goals. Thank you for your confidence in MassMutual.

© 2022 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com.

The MassMutual High Yield Fund and MassMutual Short-Duration Bond Fund are distributed by ALPS Distributors, Inc. (ADI). MML Distributors, LLC (MMLD) serves as the exclusive wholesale marketing agent for all MassMutual Funds, as well as the distributor for all other MassMutual Funds, except the MassMutual Global Floating Rate Fund, MassMutual Global Credit Income Opportunities Fund, MassMutual Emerging Markets Debt Blended Total Return Fund, and MassMutual Global Emerging Markets Equity Fund. MMLD Member FINRA and SIPC (www.FINRA.org and www.SIPC.org), 1295 State Street, Springfield, MA 01111-0001. Investment advisory services are provided to all MassMutual Funds by MML Investment Advisers, LLC (MML Advisers). MMLD and MML Advisers are subsidiaries of MassMutual, Springfield, MA 01111-0001. ADI is not affiliated with MMLD, MML Advisers, or MassMutual.

The information provided is the opinion of MML Advisers and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MassMutual U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual U.S. Government Money Market Fund, and who is the Fund’s subadviser?

The Fund seeks current income consistent with preservation of capital and liquidity. The Fund normally invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements fully collateralized by cash or U.S. Government securities. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. Government securities and repurchase agreements that are fully collateralized by U.S. Government securities. The Fund’s subadviser is Barings LLC (Barings). The Fund seeks to maintain, but does not guarantee, a stable $1.00 share price. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class R5 shares returned 0.44%, underperforming the 0.63% return of the FTSE 3-Month U.S. T Bill Index (the “benchmark”), which measures the performance of the last three three-month Treasury bill month-end rates.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The U.S. Federal Reserve (the “Fed”) embarked on its most aggressive rate hiking cycle in many decades, raising the federal funds rate – the Fed’s overnight bank lending rate – to a range from 0.00%-0.25% to 3.00%-3.25% over the course of the year, in an effort to combat “sticky” inflation. At the end of the third quarter in 2021, there was little thought that inflation would stay so entrenched in the economy, and markets were pricing in little chance of Fed tightening in 2022. By mid-to-late fourth quarter 2021, the Fed started reporting that inflation was being a little stickier than previously anticipated. At that point, the Fund started positioning for rate hikes, keeping fixed-rate paper short and increasing the allocation to floating-rate securities. The rate hikes were far more frequent and much larger than was anticipated originally. In a government money market fund, frequent, large rate hikes are a significant fear in regard to such a fund’s net asset value (“NAV”) erosion. Fortunately, the Fund was well positioned from a weighted average maturity (“WAM”) perspective, and these rate hikes did little to erode the Fund’s NAV. To illustrate short-term rate movement, Secured Overnight Financing Rates (“SOFR”) was at 0.05% as of September 30, 2021 and ended at 2.98% as of September 30, 2022. SOFR is an interest rate used in the short-term international interbank market.

The increase in SOFR throughout the fiscal year had a positive effect on the Fund’s performance, as the Fund owned a large percentage of floating-rate paper. At fiscal year-end, the Fund’s exposure to floating-rate paper was 68%. The Fund did make a few small, longer-dated fixed-rate purchases in late 2021, which detracted from performance. Additionally, the Fund did not have access to the Fed’s reverse repo program, which also hampered the Fund’s results over the course of the fiscal year. Currently, the yield curve out to one year is pricing in another 1.25% of tightening, which, in Barings’ view, still might be much less than the Fed needs to do to fight inflation. (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.) Consequently, as the fiscal year came to a close, there was little incentive to extend the duration of the Fund until Fund management sees evidence that the Fed’s efforts at squashing inflation are taking hold. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.)

Subadviser outlook

Fed Chair Powell has stated unequivocally that the Fed will do everything in its power to tame inflation – even if it means throwing the U.S. economy into recession. Currently, markets are generally pricing in another 0.75% to 1.25% of tightening by the end of calendar year 2022. Barings expects that this would put the federal funds rate in a range of 3.75% to 4.50%. Several Fed Governors have indicated that they would like to get to that level and then potentially pause, to let the effects of the rapid tightening seep into the economy, since their policy actions typically take several months to take effect. In Barings’ view, there

MassMutual U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

is the possibility that the Fed could pause in tightening in the first part of 2023 and then, if inflation persists, resume tightening later in the year. Currently, Barings believes that the market is pricing in very little chance of any rate cuts in 2023 – although that could change, depending upon how the economy reacts and if the United States goes into a deep or shallow recession. At this time, in Barings’ opinion, some type of domestic recession seems highly likely.

Moving forward, the Fund plans to keep a short WAM until Fund management sees evidence that the Fed is looking to pivot – or at least until the pace of tightening slows down meaningfully or stops altogether. Barings plans to monitor Fed language carefully and act accordingly if they see signs of changing policy in 2023. While there are still unknowns leading into the fourth quarter of 2022, the Fund expects to maintain a defensive stance and Fund management remains diligent to its fundamental bottom-up process of capital preservation.

MassMutual U.S. Government Money Market Fund Portfolio Characteristics (% of Net Assets) on 9/30/22
Discount Notes	85.4%
Repurchase Agreement	14.6%
U.S. Treasury Bill	1.5%
Total Short-Term Investments	101.5%
Other Assets & Liabilities	(1.5)%
Net Assets	100.0%

MassMutual U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years
Class R5	10/03/1994	0.44%	0.78%	0.42%
FTSE 3-Month Treasury Bill Index		0.63%	1.13%	0.66%

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Short-Duration Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Short-Duration Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any nationally recognized statistical rating organization, or, if unrated, determined to be of comparable quality by the subadviser or sub-subadviser). The Fund’s subadviser is Barings LLC (Barings) and its sub-subadviser is Baring International Investment Limited (BIIL).

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class R5 shares returned -10.27%, significantly underperforming the -5.11% return of the Bloomberg U.S. Aggregate 1-3 Year Bond Index (the “benchmark”), which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities with maturities of 1-3 years, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.)

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Over the course of the year ended September 30, 2022, the U.S. Treasury curve between 3 months and 3 years rose significantly as a result of interest rate hikes from the U.S Federal Reserve (the “Fed”). (The yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.) The Fund held a longer duration compared to the benchmark for a majority of the period, as front-end rates rose. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) Bond duration and maturity positioning detracted from the Fund’s performance over the reporting period as a result. The effective duration of the Fund finished the period at 0.96 years. An underweight to U.S. Treasuries detracted from Fund performance.

The Fund’s overweight allocation to investment-grade corporates hampered its returns. Investment-grade and BB-rated high yield holdings also detracted from performance. Fund holdings in food/beverage/tobacco, upstream/refining, and P&C insurance were among the top detractors. Fund holdings in finance-other, secondary oil & gas producers, and leasing were among the top-performing industry holdings. The Fund expects to continue to favor industries less susceptible to merger and acquisition (M&A) risk, such as banking and diversified industrial industries.

ABS, where the Fund had an overweight allocation to the sector relative to the benchmark, also detracted from performance. The asset class saw significant spread widening over the period as a result of the market’s risk-off tone amid the backdrop of increased rate volatility. Despite this, Barings believes that consumer fundamentals coming out of the COVID-19 pandemic period remain healthy. At fiscal year-end, the market observed a weakening in ABS liquidity, as dealers continued to indicate a desire to keep balance sheets low heading into year-end. Selling has produced a trend wider in spreads across many collateral segments. CMBS and residential mortgage-backed securities (RMBS) both detracted from relative performance over the period. The Fund’s underweight allocation to MBS contributed positively to performance.

The Fund uses derivative instruments on occasion for yield curve, duration, downside risk management and to gain exposures. Performance from derivatives contributed positively to performance over the period. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

MassMutual Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Fed Chair Powell has stated unequivocally that the Fed will do everything in its power to tame inflation – even if it means throwing the U.S. economy into recession. Currently, markets are generally pricing in another 0.75% to 1.25% of tightening by the end of calendar year 2022. Barings expects that this would put the federal funds rate – the Fed’s overnight bank lending rate – in a range of 3.75% to 4.50%. Several Fed Governors have indicated that they would like to get to that level and then potentially pause, to let the effects of the rapid tightening seep into the economy, since their policy actions typically take several months to take effect. In Barings’ view, there is the possibility that the Fed could pause in tightening in the first part of 2023 and then, if inflation persists, resume tightening later in the year. Currently, Barings believes that the market is pricing in very little chance of any rate cuts in 2023 – although that could change, depending upon how the economy reacts and if the United States goes into a deep or shallow recession. At this time, in Barings’ opinion, some type of domestic recession seems highly likely. While the hawkish tone from the Fed has not changed, many market participants are remaining diligent and data-dependent, to see the effects of recent monetary intervention. Without any concrete trends developed, Barings believes volatility could remain elevated entering the fourth quarter. The Fund expects to maintain its overweight allocations to sectors such as corporates and securitized, relative to liquid products such as governments and agencies.

MassMutual Short-Duration Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/22
Corporate Debt	50.1%
Non-U.S. Government Agency Obligations	45.6%
Mutual Funds	1.2%
U.S. Government Agency Obligations and Instrumentalities*	0.0%
Total Long-Term Investments	96.9%
Short-Term Investments and Other Assets and Liabilities	3.1%
Net Assets	100.0%

*	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

MassMutual Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014	Since Inception 12/13/2021
Class I	12/03/2010	-10.11%	0.16%	1.04%
Class R5	10/03/1994	-10.27%	0.05%	0.92%
Service Class	01/01/1998	-10.31%	-0.05%	0.82%
Administrative Class	05/03/1999	-10.38%	-0.14%	0.74%
Class R4	04/01/2014	-10.46%	-0.27%		0.51%
Class A	01/01/1998	-10.63%	-0.38%	0.48%
Class A (sales load deducted)*	01/01/1998	-12.87%	-0.88%	0.22%
Class R3	12/31/2002	-10.80%	-0.55%	0.30%
Class Y	12/13/2021					-11.88%
Class L	12/13/2021					-11.54%
Class L (sales load deducted)*	12/13/2021					-12.07%
Class C	12/13/2021					-12.39%
Class C (CDSC fees deducted)*	12/13/2021					-12.93%
Bloomberg U.S. Aggregate 1-3 Year Bond Index		-5.11%	0.64%	0.78%	0.80%	-4.54%

*

Class A (sales load deducted) returns include the 2.50% maximum sales charge, Class L (sales load deducted) returns include the 2.00% maximum sales charge and Class C (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 12 months shown.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Inflation-Protected and Income Fund– Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Inflation-Protected and Income Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-indexed bonds and other income-producing securities. The Fund’s subadviser is Barings LLC (Barings) and its sub-subadviser is Baring International Investment Limited (BIIL).

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class R5 shares returned -12.44%, underperforming the -11.57% return of the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “benchmark”), which measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury. It is a subset of the Global Inflation-Linked Index (Series-L).

How do inflation-indexed bonds protect against inflation?

Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a stated coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3%, a security with a par value of $1,000 and an annual coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The semi-annual interest payment would be calculated by multiplying $1,030 by 1.75% and dividing by 2 instead of using the original $1,000 par value to calculate the amount of interest.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Consumer prices, as measured by the U.S. Bureau of Labor Statistics, were up for the year-to-date 2022, as unadjusted Headline Consumer Price Index (CPI) came in at 8.3% for the month of August (year over year), up from 7.0% at year-end 2021. (The CPI measures changes in the price of a market basket of consumer goods and services; core CPI does not include food and energy prices. Headline CPI includes food and energy.) Core CPI increased to 6.3% for the same period, up from 5.5% at year-end 2021. As of September 30, 2022, core CPI was running well above the 2% inflation objective of the Federal Open Market Committee (FOMC).

TIPS positioning in aggregate detracted from Fund performance during the period led by duration and curve impacted by higher interest rates. In addition to TIPS, the Fund also invested in high-quality income-producing securities, including asset-backed and money market securities. The income earned by these asset classes contributed positively to the Fund’s returns over the last 12 months. Allocations to asset-backed securities improved the Fund’s performance. Security selection in auto loans within the asset-backed securities (ABS) sector was one of the primary contributors. Other government and residential mortgage-backed securities detracted from performance. Overall, the largest detractor was duration and curve.

The Fund may use derivative instruments for yield curve and duration management, as well as for replicating cash bonds and gaining market exposure in order to implement manager views. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.) During the fiscal year, derivatives detracted from performance.

MassMutual Inflation-Protected and Income Fund– Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

The Federal Reserve (the “Fed”) hiked interest rates by 0.75% for a third time at their September meeting – the largest rate increase since 1994. Fed Chair Powell signaled that the Fed would continue to raise interest rates for the rest of the calendar year to combat inflation and cool the job market. Officials have forecast that rates would reach 4.4% by the end of 2022 and 4.6% in 2023 – in an effort to bring inflation back down to the Fed’s 2% target. Given the current market volatility, the Fund has been positioned close to the duration of the benchmark. Barings believes that inflation expectations will begin to moderate as the recent Fed actions filter through the economy in the coming months.

MassMutual Inflation-Protected and Income Fund Portfolio Characteristics (% of Net Assets) on 9/30/22
Non-U.S. Government Agency Obligations	56.9%
U.S. Treasury Obligations	21.6%
U.S. Government Agency Obligations and Instrumentalities*	12.4%
Mutual Funds	0.9%
Total Long-Term Investments	91.8%
Short-Term Investments and Other Assets and Liabilities	8.2%
Net Assets	100.0%

*	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

MassMutual Inflation-Protected and Income Fund– Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	03/01/2011	-12.28%	1.94%	1.06%
Class R5	12/31/2003	-12.44%	1.84%	0.95%
Service Class	12/31/2003	-12.51%	1.73%	0.84%
Administrative Class	12/31/2003	-12.59%	1.62%	0.75%
Class R4	04/01/2014	-12.75%	1.48%		1.54%
Class A	12/31/2003	-12.81%	1.38%	0.51%
Class A (sales load deducted)*	12/31/2003	-16.51%	0.50%	0.07%
Class R3	12/31/2003	-12.98%	1.22%	0.33%
Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)		-11.57%	1.95%	0.98%	1.92%

*	Class A (sales load deducted) returns include the 4.25% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Core Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Core Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any nationally recognized statistical rating organization, or, if unrated, determined to be of comparable quality by the subadviser or sub-subadviser). The Fund’s subadviser is Barings LLC (Barings) and its sub-subadviser is Baring International Investment Limited (BIIL).

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class R5 shares returned -16.60%, underperforming the -14.60% return of the Bloomberg U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.)

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the one-year period ended September 30, 2022, the Fund’s overweight allocation to investment-grade corporates was a negative contributor to performance. The Fund’s holdings in the life insurance, banks/brokers, and other finance industries detracted from returns over the period, whereas its holdings in midstream/pipes, technology, and chemicals were top-performing industry positions.

ABS, where the Fund had an overweight allocation to the sector relative to the benchmark, detracted from the Fund’s performance. The asset class saw significant spread widening over the period as a result of the market’s risk-off tone amid the backdrop of increased rate volatility. Despite this, Barings believes that consumer fundamentals coming out of the COVID-19 pandemic period remain healthy. At fiscal year-end, the market observed a weakening in ABS liquidity, as dealers continued to indicate a desire to keep balance sheets low heading into year-end. Selling has produced a trend wider in spreads across many collateral segments. CMBS and residential mortgage-backed securities (RMBS) both detracted from relative performance over the period. The Fund finished the fiscal year with overweight positions in these two sectors.

The Fund’s allocation to high-yield corporate bonds and its underweight allocation to MBS contributed positively to performance. An allocation to high-quality short-weighted average life collateralized loan obligations (CLOs) detracted from performance. The Fund’s underweight allocation to Treasuries detracted from performance over the period.

The Fund uses derivative instruments for yield curve, duration, downside hedging, and to gain exposures. They may also be used as a substitute as a direct investment. In aggregate, these positions contributed positively to performance over the period. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Subadviser outlook

Federal Reserve (the “Fed”) Chair Powell has stated unequivocally that the Fed will do everything in its power to tame inflation – even if it means throwing the U.S. economy into recession. Currently, markets are generally pricing in another 0.75% to 1.25% of tightening by the end of calendar year 2022. Barings expects that this would put the federal funds rate – the Fed’s overnight bank lending rate – in a range of 3.75% to 4.50%. Several Fed Governors have indicated that they would like to get to that level and then potentially pause, to let the effects of the rapid tightening seep into the economy, since their policy actions typically take several months to take effect. In Barings’ view, there is the possibility that the Fed could pause in tightening in the first part

MassMutual Core Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

of 2023 and then, if inflation persists, resume tightening later in the year. Currently, Barings believes that the market is pricing in very little chance of any rate cuts in 2023 – although that could change, depending upon how the economy reacts and if the United States goes into a deep or shallow recession. At this time, in Barings’ opinion, some type of domestic recession seems highly likely. While the hawkish tone from the Fed has not changed, many market participants are remaining diligent and data-dependent, to see the effects of recent monetary intervention. Without any concrete trends developed, Barings believes volatility could remain elevated entering the fourth quarter. The Fund expects to maintain its overweight allocations to sectors such as corporates and securitized, relative to liquid products such as governments and agencies.

MassMutual Core Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/22
Corporate Debt	38.8%
Non-U.S. Government Agency Obligations	29.8%
U.S. Government Agency Obligations and Instrumentalities*	24.9%
U.S. Treasury Obligations	4.4%
Sovereign Debt Obligations	0.5%
Mutual Funds	0.1%
Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%
Net Assets	100.0%

*	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

MassMutual Core Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	12/03/2010	-16.47%	0.08%	1.21%
Class R5	10/03/1994	-16.60%	-0.03%	1.09%
Service Class	01/01/1998	-16.72%	-0.16%	0.98%
Administrative Class	05/03/1999	-16.75%	-0.23%	0.89%
Class R4	04/01/2014	-16.92%	-0.39%		0.77%
Class A	01/01/1998	-16.91%	-0.48%	0.65%
Class A (sales load deducted)*	01/01/1998	-20.44%	-1.34%	0.21%
Class R3	12/31/2002	-17.05%	-0.62%	0.48%
Bloomberg U.S. Aggregate Bond Index		-14.60%	-0.27%	0.89%	1.27%

*	Class A (sales load deducted) returns include the 4.25% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Diversified Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Diversified Bond Fund, and who is the Fund’s subadviser?

The Fund seeks a superior total rate of return by investing in fixed income instruments. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund’s subadviser is Barings LLC (Barings) and its sub-subadviser is Baring International Investment Limited (BIIL).

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class R5 shares returned -18.05%, underperforming the -14.60% return of the Bloomberg U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.)

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the one-year period ended September 30, 2022, the Fund’s overweight allocation to investment-grade corporates was a negative contributor to performance. The Fund’s holdings in the banks/brokers, pharmaceuticals, and cable/media industries detracted from returns over the period, whereas its holdings in midstream/pipes, health care, and transportation/waste were the top-performing industry positions.

Credit spreads – which represent the difference in yields between nearly identical bonds with comparable maturities but different quality ratings – moved marginally wider, as the U.S. Federal Reserve (the “Fed”) continued its more hawkish monetary policy. Following the move wider, spreads are now closer to longer-term averages after a very benign 2021, which saw a narrow trading range well inside of long-term averages. An overweight allocation to high- yield corporates detracted from the Fund’s performance over the period.

ABS, where the Fund had an overweight allocation to the sector relative to the benchmark, also detracted from the Fund’s performance. The asset class saw significant spread widening over the period as a result of the market’s risk-off tone amid the backdrop of increased rate volatility. Despite this, consumer fundamentals coming out of the COVID-19 pandemic period remain healthy. At fiscal year-end, the market observed a weakening in ABS liquidity, as dealers continued to indicate a desire to keep balance sheets low heading into year-end. Selling has produced a trend wider in spreads across many collateral segments. CMBS and residential mortgage-backed securities (RMBS) both detracted from relative performance over the period. The Fund’s underweight allocation to MBS contributed positively to performance.

The Fund’s allocation to high-quality short-weighted average life collateralized loan obligations (CLOs) detracted from performance. Its underweight allocation to Treasuries also hampered performance over the period.

The Fund uses derivative instruments for yield curve, duration, downside hedging, and to gain exposures. They may also be used as a substitute as a direct investment. In aggregate, these positions contributed positively to performance over the period. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Subadviser outlook

Fed Chair Powell has stated unequivocally that the Fed will do everything in its power to tame inflation – even if it means throwing the U.S. economy into recession. Currently, markets are generally pricing in another 0.75% to 1.25% of tightening by the end of calendar year 2022. Barings expects that this would put the federal funds rate – the Fed’s overnight bank lending rate – in a range of 3.75% to 4.50%. Several Fed Governors have indicated that they would like to get to that level and then potentially pause, to let the effects of the rapid tightening seep into the economy, since their policy actions typically take several

MassMutual Diversified Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

months to take effect. In Barings’ view, there is the possibility that the Fed could pause in tightening in the first part of 2023 and then, if inflation persists, resume tightening later in the year. Currently, Barings believes that the market is pricing in very little chance of any rate cuts in 2023 – although that could change, depending upon how the economy reacts and if the United States goes into a deep or shallow recession. At this time, in Barings’ opinion, some type of domestic recession seems highly likely. While the hawkish tone from the Fed has not changed, many market participants are remaining diligent and data-dependent, to see the effects of recent monetary intervention. Without any concrete trends developed, Barings believes volatility could remain elevated entering the fourth quarter.

MassMutual Diversified Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/22
Corporate Debt	45.0%
Non-U.S. Government Agency Obligations	30.9%
U.S. Government Agency Obligations and Instrumentalities*	15.4%
U.S. Treasury Obligations	3.3%
Mutual Funds	0.9%
Preferred Stock	0.7%
Sovereign Debt Obligations	0.3%
Warrants	0.0%
Purchased Options	0.0%
Total Long-Term Investments	96.5%
Short-Term Investments and Other Assets and Liabilities	3.5%
Net Assets	100.0%

*	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

MassMutual Diversified Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	12/03/2010	-18.00%	0.02%	1.57%
Class R5	05/03/1999	-18.05%	-0.06%	1.37%
Service Class	05/03/1999	-18.11%	-0.14%	1.28%
Administrative Class	05/03/1999	-18.21%	-0.25%	1.17%
Class R4	04/01/2014	-18.37%	-0.40%		0.89%
Class A	05/03/1999	-18.40%	-0.49%	0.92%
Class A (sales load deducted)*	05/03/1999	-21.87%	-1.35%	0.49%
Class R3	04/01/2014	-18.45%	-0.63%		0.65%
Bloomberg U.S. Aggregate Bond Index		-14.60%	-0.27%	0.89%	1.27%

*	Class A (sales load deducted) returns include the 4.25% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual High Yield Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual High Yield Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. The Fund invests primarily in lower rated U.S. debt securities (“junk” or “high yield” bonds), including securities in default. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s, below BBB- by Standard & Poor’s or the equivalent by any nationally recognized statistical rating organization (using the lower rating) or, if unrated, determined to be of below investment grade quality by the Fund’s subadviser or sub-subadviser). The Fund’s subadviser is Barings LLC (Barings). In addition, Baring International Investment Limited (BIIL) serves as a sub-subadviser for the Fund.

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Service Class shares returned -13.81%, outperforming the -14.14% return of the Bloomberg U.S. Corporate High-Yield Bond Index (the “benchmark”), which measures the performance of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds, including corporate bonds, fixed-rate bullet, putable, and callable bonds, SEC Rule 144A securities, original issue zeros, pay-in-kind bonds, fixed-rate and fixed-to-floating capital securities.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The U.S. high yield bond market finished the fiscal year with negative performance due to the combination of rising interest rates and widening credit spreads, as investors priced the impact of rising inflation and tightening monetary policy.

Returns were negative across all industry sectors. Elevated oil and gas prices continued to drive strong returns within the energy sector relative to the benchmark for the second consecutive year. Meanwhile, the consumer non-cyclical sector lagged, primarily due to weakness among pharmaceutical and health care companies. The communications sector also underperformed the benchmark. In a reversal from the prior year, lower-rated bonds underperformed higher-rated securities, given pressure on spreads and an increase in volatility in the latter half of the period.

As it relates to the Fund, both allocation decisions as well as credit selection contributed to outperformance. By sector, the overweight allocation to, as well as credit selection within, energy was the primary driver of the Fund’s relative performance. Strong security selection within the communications and basic industry sectors also contributed to the Fund’s outperformance, offsetting weak selection within the consumer non-cyclical and cyclical market segments. Cash balances at the higher end of normal ranges also benefited relative returns given the elevated market volatility. By rating, security selection within lower and non-rated cohorts more than offset adverse selection within double-B and single-B bonds; an overweight to triple-C-rated securities negatively impacted the Fund’s performance.

With respect to Fund holdings, the Fund’s top-performing credits for the fiscal period were Tourmaline Oil Corp., an independent oil exploration and production firm; Peabody Energy, a coal company; and Carlson Travel, a business travel management company. The largest detractors were Global Aircraft Leasing, an aircraft lessor; Radiology Partners, a hospital-based, physician-owned radiology practice; and Avaya, which produces solutions for IP telephony and other communication services.

Subadviser outlook

Barings notes that, in their view, inflation remains top of mind for most market participants – both with respect to its direct impact on consumers and corporate margins, as well as indirectly, with respect to economic growth, as the Federal Reserve tightens policy at an historic pace. While Barings’ view is that growth will weaken, their analysis indicates default rates in the next economic cycle could remain modest compared to prior economic cycles. Borrowers raised record levels of capital in calendar year 2020 to refinance near-term maturities, providing flexibility to navigate uncertainty over the next year. Meanwhile, the brevity of the current economic cycle following the COVID-induced drawdown in 2020 has prevented excesses from amassing in any particular sector; to wit, energy, an area of stress in prior cycles, remained a source of strength in the market for the fiscal period. While volatility remains elevated across both Treasuries and risk assets, Barings believes that dollar prices and yield levels are consistent, with strong prospective returns based on similar periods in prior cycles.

MassMutual High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual High Yield Fund Portfolio Characteristics (% of Net Assets) on 9/30/22
Corporate Debt	94.4%
Mutual Funds	3.7%
Bank Loans	2.6%
Total Long-Term Investments	100.7%
Short-Term Investments and Other Assets and Liabilities	(0.7)%
Net Assets	100.0%

MassMutual High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014	Since Inception 12/13/2021
Class I	03/01/2011	-13.71%	1.27%	4.45%
Class R5	11/01/2004	-13.86%	1.16%	4.33%
Service Class	09/05/2000	-13.81%	1.07%	4.25%
Administrative Class	11/01/2004	-13.85%	0.99%	4.14%
Class R4	04/01/2014	-14.05%	0.82%		2.60%
Class A	11/01/2004	-14.22%	0.72%	3.87%
Class A (sales load deducted)*	11/01/2004	-18.94%	-0.41%	3.29%
Class R3	11/01/2004	-14.27%	0.57%	3.70%
Class Y	12/13/2021					-16.81%
Class C	12/13/2021					-17.18%
Class C (CDSC fees deducted)*	12/13/2021					-18.18%
Bloomberg U.S. Corporate High-Yield Bond Index		-14.14%	1.57%	3.94%	3.02%	4.86%

*

Class A (sales load deducted) returns include the 5.50% maximum sales charge and Class C (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 12 months shown.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Balanced Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Balanced Fund, and who is the Fund’s subadviser?

The Fund seeks a high total return by investing across different asset classes (U.S. equity securities and fixed income securities) each represented by a different segment of the Fund’s portfolio. Under normal market conditions, the Fund’s subadviser and sub-subadviser expect that 55%-75% of the Fund’s net assets will be invested in U.S. equity securities (the “U.S. Equity Segment”) and 25%-45% of the Fund’s net assets will be invested in fixed income securities (the “Bond Segment”) that meet certain environmental, social, and governance (“ESG”) criteria. The Fund will target a long term strategic allocation of 65% to the U.S. Equity Segment and 35% to the Bond Segment. The Fund’s subadviser is Invesco Advisers, Inc., and its sub-subadviser is Invesco Capital Management LLC (together with Invesco Advisers, Inc., “Invesco”).

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class R5 shares returned -13.74%, outperforming the -15.47% return of the S&P 500® Index (the “stock component’s benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market The Fund’s Class R5 shares outperformed the -14.60% return of the Bloomberg U.S. Aggregate Bond Index (the “bond component’s benchmark”), which measures the performance of investment grade, U.S. dollar-denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.) Additionally, the Fund’s Class R5 shares outperformed the -15.90% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category; and outperformed the -14.91% return of the Custom Balanced Index, which comprises the stock component’s benchmark and the bond component’s benchmark. The weightings of each index in the Custom Balanced Index are 65% and 35%, respectively.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s stock component performance

The Fund’s equity component (what Invesco refers to as the “equity sleeve”) is passively managed and seeks to closely track the investment results, before fees and expenses, of the Invesco US Large Cap Total Balanced Multi-Factor ESG Index (“the Index”). The Index employs a security-ranking model applied to U.S. large-capitalization equities with best-in-class Environmental, Social, and Governance (ESG) scores, while excluding certain industries (e.g., tobacco, aerospace, coal, and pipelines) and controversial companies. The model is based on four well-established factors, which are equally weighted: quality, value, price momentum, and low volatility.

Over the reporting period, the equity sleeve outperformed the stock component’s benchmark. With equity volatility rising over the reporting period, significant contributors to performance from the equity sleeve were made from both quality and low volatility factors, while value and price momentum factors modestly detracted. With respect to Fund holdings, the majority of the equity sleeve’s contribution to performance came from the technology and consumer cyclicals sectors. The exclusion of securities with high controversy scores made a slight contribution to returns during the reporting period.

Subadviser discussion of factors that contributed to the Fund’s bond component performance

The Fund’s fixed income component (what Invesco refers to as the “fixed income sleeve”) is an actively managed, Intermediate Core ESG fixed income strategy that seeks to deliver income, growth potential, and serve as a ballast to other risk assets. The strategy integrates ESG factors into the fundamental evaluation of investment opportunities where such factors are material and relevant to the credit quality of the investment opportunity. The strategy has exclusionary rules to exclude issuers in certain industries in line with Index rules that screen poorly on ESG factors or have high controversy scores. Certain industries that may be excluded include alcohol producers, tobacco producers, gambling operators, nuclear power companies, conventional weapons manufacturers, cluster bomb manufacturers, and civilian firearm producers. The Invesco Fixed Income team applies an ESG rating and fundamental credit rating to each bond they review. The investable universe for the Fund is limited to bonds that are top-rated on both ESG and fundamental pillars.

MassMutual Balanced Fund – Portfolio Manager Report (Unaudited) (Continued)

For the one-year period ended September 30, 2022, the Fund’s fixed income sleeve underperformed the bond component’s benchmark. The Fund’s overweight allocation to credit risk was the primary detractor, with risk assets weaker in response to aggressive policy tightening by the Federal Reserve, which seeks to lower historically high inflation in the U.S. The allocation to corporate credit served as the key headwind, with banking being the key industry detractor, given the Fund’s overweight allocation to, and weaker results in, this highly liquid sector. Down-in-quality investment-grade issues lagged higher-quality bonds over the period, which weighed on relative returns, given the Fund’s overweight focus on BBB-rated securities. Relative contributions were primarily derived from duration posturing, with a slightly underweight duration position serving as a key tailwind amid the rising interest rate environment. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) Within structured credit, the Fund’s underweight allocation to MBS was a positive contributor to the Fund’s performance for the period, while security selection in ABS and CMBS were minor detractors.

The Fund’s derivative usage did not have a material effect on performance during the reporting period. While Fund management may use derivatives to manage currency, cash, or duration positioning, derivatives are not a key component of the Fund’s investment process. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Subadviser outlook

In Invesco’s view, leading economic indicators have continued to weaken as of the end of the fiscal year, suggesting growth is likely to be below trend across regions; consequently, Invesco expects the global economy to continue to slow. In Invesco’s view, the fate of developed market economies – the depth and length of such economies’ respective economic downturns – is largely dependent on the path of monetary policy going forward, which is largely dependent on inflation.

From a relative asset allocation perspective, Invesco’s base-case expectations lead them to a defensive bias in the shorter term. They anticipate fixed income could outperform equities in coming months, with investment-grade credit and duration in government bonds potentially performing better. Within equities, they anticipate defensive, quality, and low-volatility securities have the potential to perform better.

MassMutual Balanced Fund Portfolio Characteristics (% of Net Assets) on 9/30/22
Common Stock	64.0%
U.S. Treasury Obligations	14.4%
Corporate Debt	12.3%
U.S. Government Agency Obligations and Instrumentalities*	10.1%
Non-U.S. Government Agency Obligations	4.0%
Total Long-Term Investments	104.8%
Short-Term Investments and Other Assets and Liabilities	(4.8)%
Net Assets	100.0%

*	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.

MassMutual Balanced Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	-13.65%	4.90%		5.80%
Class R5	10/03/1994	-13.74%	4.79%	6.76%
Service Class	01/01/1998	-13.87%	4.67%	6.62%
Administrative Class	05/03/1999	-13.95%	4.58%	6.51%
Class R4	04/01/2014	-14.06%	4.41%		5.30%
Class A	01/01/1998	-14.22%	4.30%	6.25%
Class A (sales load deducted)*	01/01/1998	-18.94%	3.12%	5.65%
Class R3	04/01/2014	-14.27%	4.15%		5.05%
S&P 500 Index#		-15.47%	9.24%	11.70%	10.02%
Bloomberg U.S. Aggregate Bond Index		-14.60%	-0.27%	0.89%	1.05%
Lipper Balanced Fund Index		-15.90%	4.06%	6.12%	4.97%
Custom Balanced Index		-14.91%	6.16%	8.04%	7.06%

*	Class A (sales load deducted) returns include the 5.50% maximum sales charge.

#	Benchmark.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Disciplined Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Disciplined Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in equity securities of U.S. large- and mid-cap companies. The Fund currently invests substantially all of its assets in companies represented in the Russell 1000® Value Index at the time of purchase, although the Fund is actively managed and is not an index fund or a passively managed investment. Constituents of the Russell 1000 Value Index are companies that exhibit certain value characteristics, as defined by the index providers, such as lower price-to-book ratios, lower prices relative to forecasted earnings, and higher dividend yields. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Service Class shares returned -10.38%, outperforming the -11.36% return of the Russell 1000 Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the one-year period ended September 30, 2022, strong security selection was the primary driver of the Fund’s outperformance of its benchmark, while sector allocation detracted from results. The impact of security selection, which is a byproduct of Wellington Management’s systematic factor construction process, was positive for the period, led by strong selection in the health care, energy, and information technology sectors. This was only partially offset by weaker stock choices in the financial sector.

Sector allocation is a fallout of Wellington Management’s factor implementation process, and factors will rotate in and out of sectors over time. During the period, sector allocation detracted from performance, led by underweight allocations to the energy and utilities sectors. This was partially offset by the Fund’s underweight exposure to the communication services sector and its overweight allocation to the consumer staples sector, which contributed to relative results.

The Fund’s overweight allocations to Devon Energy (in the energy sector) and Marathon Oil (energy) were the two largest contributors to relative performance during the period. The Fund continued to own both Devon Energy and Marathon Oil as of the end of the period. This was partially offset by not owning stronger-performing stocks, including Exxon Mobil and Chevron (both in the energy sector), which were the two largest relative detractors during the period. The Fund continued to not own both stocks as of the end of the fiscal year.

Subadviser outlook

Wellington Management observes that the U.S. equity market remains volatile, as inflation pressures endure, the Federal Reserve (the “Fed”) continues to raise interest rates, and recession fears persist. In the midst of this heighted uncertainty, Fund management is focused on the factor exposures and related risks to the Fund’s portfolio. They continue to make efforts to avoid expressions of deep value that have an increased risk of becoming insolvent, given weaker fundamentals and higher sensitivity to macro signals such as Fed rhetoric, widening credit spreads, or oil prices. Instead, Fund management generally favor expressions of higher-quality value, which they believe have attractive fundamentals and are less exposed to the risks facing deeper value names. In screening for value names with fundamental momentum, Fund management seeks companies with high profitability. Along with generally having better valuations than more speculative stocks, Wellington Management’s experience and research has shown that these profitable companies are generally less sensitive to high interest rate environments. Finally, Fund management expects to maintain the Fund’s exposure to more defensive value stocks, both in an effort to provide a defensive ballast in the portfolio and because they believe there is unrealized alpha potential in these high-quality names.

MassMutual Disciplined Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Disciplined Value Fund Largest Holdings (% of Net Assets) on 9/30/22
Berkshire Hathaway, Inc. Class B	2.7%
JP Morgan Chase & Co.	2.5%
Pfizer, Inc.	2.4%
Walmart, Inc.	2.1%
Meta Platforms, Inc. Class A	2.0%
Thermo Fisher Scientific, Inc.	2.0%
The Procter & Gamble Co.	1.9%
ConocoPhillips	1.9%
Danaher Corp.	1.9%
Bristol-Myers Squibb Co.	1.9%
21.3%

MassMutual Disciplined Value Fund Sector Table (% of Net Assets) on 9/30/22
Consumer, Non-cyclical	30.1%
Financial	26.8%
Industrial	10.4%
Technology	9.3%
Consumer, Cyclical	6.0%
Communications	5.8%
Energy	5.7%
Basic Materials	3.6%
Utilities	1.8%
Mutual Funds	0.0%
Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%
Net Assets	100.0%

MassMutual Disciplined Value Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	-10.19%	4.38%		5.94%
Class R5	11/01/2004	-10.28%	4.27%	8.52%
Service Class	12/19/2000	-10.38%	4.16%	8.41%
Administrative Class	11/01/2004	-10.45%	4.05%	8.29%
Class R4	04/01/2014	-10.62%	3.89%		5.46%
Class A	11/01/2004	-10.68%	3.82%	8.03%
Class A (sales load deducted)*	11/01/2004	-15.59%	2.65%	7.42%
Class R3	11/01/2004	-10.86%	3.64%	7.84%
Russell 1000 Value Index		-11.36%	5.29%	9.17%	6.70%

*	Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Main Street Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Main Street Fund, and who is the Fund’s subadviser?

The Fund seeks a high total return by investing primarily in common stocks of U.S. companies of different capitalization ranges. The Fund’s subadviser currently focuses on “large capitalization” issuers, which are considered to be companies with market capitalizations at the time of purchase within the market capitalization range of companies included within the Russell 1000® Index, although it may purchase stocks of companies with any market capitalization. The Fund’s subadviser is Invesco Advisers, Inc. (Invesco Advisers).

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class R5 shares returned -18.91%, underperforming the -15.47% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the one-year period ended September 30, 2022, stock selection in the consumer discretionary, information technology, and financial sectors drove the Fund’s underperformance of the benchmark. This was partially offset by stronger stock selection in the industrial, health care, and materials sectors.

With respect to Fund holdings, the largest individual detractor from relative performance was the Fund’s underweight allocation to technology giant Apple. Other significant detractors included Salesforce and Amazon. During the fiscal year, Apple outperformed the benchmark and was the largest weighting in the S&P 500 Index, causing the Fund’s underweight position in the name to detract from relative results. Salesforce, an American cloud-based software company that provides customer relationship management (CRM) software and applications, was negatively impacted by the broad-based sell-off of higher-growth software names. Amazon, an American multinational technology company, reported a string of quarters with disappointing profitability, which weighed on investor sentiment. The company dealt with inflation and operating inefficiencies during the fiscal year.

The Fund holdings that were the top individual contributors to relative returns included Eli Lilly, UnitedHealth, and CVS. Pharmaceutical company Eli Lilly performed well after receiving approval for a drug to treat type 2 diabetes, while also reporting favorable obesity data related to the drug’s usage for weight loss. Furthermore, pharmaceutical companies as a group were viewed as a defensive industry during the market downturn. During the period, managed health care and insurance company UnitedHealth continued to report strong quarterly revenue and net income results; managed care companies have also outperformed as a group during the market sell-off. CVS, another health care company (that also owns a retail pharmacy chain), benefited from vaccines and testing related to COVID-19 and used an improved free cash flow profile to pay down debt.

Subadviser outlook

In Invesco Advisers’ view, the monetary situation has changed dramatically over the past year. Central banks no longer view inflation as “transitory,” but rather as a significant threat that needs to be mitigated. In addition, interest rates have risen materially. Between inflation eating away at consumers’ discretionary income, higher interest rates making large purchases more expensive, and a normalization of services consumption, Invesco Advisers observed material weakness in consumer discretionary spending. Invesco Advisers believes that, whether these factors lead to a recession in the coming year remains an open question, but their view is that a recession is more likely than not. Either way, Fund management notes that, in their view, there is little doubt that rising interest rates are having the Federal Reserve’s intended effect of slowing the U.S. economy.

Invesco Advisers plans to continue to maintain its discipline around valuation and focus on companies with competitive advantages and skilled management teams that are out-executing their peers, as evidenced by high returns on invested capital, consistently strong pricing power, and/or rising market share.

MassMutual Main Street Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Main Street Fund Largest Holdings (% of Net Assets) on 9/30/22
Microsoft Corp.	7.0%
Apple, Inc.	6.0%
UnitedHealth Group, Inc.	3.5%
Eli Lilly & Co.	3.3%
Alphabet, Inc. Class A	2.9%
Amazon.com, Inc.	2.8%
Prologis, Inc.	2.7%
United Parcel Service, Inc. Class B	2.6%
Exxon Mobil Corp.	2.5%
JP Morgan Chase & Co.	2.2%
35.5%

MassMutual Main Street Fund Sector Table (% of Net Assets) on 9/30/22
Technology	24.5%
Consumer, Non-cyclical	21.8%
Communications	13.1%
Financial	13.1%
Industrial	11.5%
Energy	5.2%
Consumer, Cyclical	4.9%
Utilities	2.8%
Basic Materials	0.8%
Total Long-Term Investments	97.7%
Short-Term Investments and Other Assets and Liabilities	2.3%
Net Assets	100.0%

MassMutual Main Street Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	-18.81%	6.12%		8.14%
Class R5	12/31/2004	-18.91%	6.01%	9.84%
Service Class	12/31/2004	-19.00%	5.89%	9.74%
Administrative Class	12/31/2004	-19.11%	5.79%	9.63%
Class R4	04/01/2014	-19.16%	5.64%		7.65%
Class A	12/31/2004	-19.22%	5.54%	9.35%
Class A (sales load deducted)*	12/31/2004	-23.67%	4.35%	8.74%
Class R3	12/31/2004	-19.46%	5.36%	9.17%
S&P 500 Index		-15.47%	9.24%	11.70%	10.02%

*	Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Disciplined Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Disciplined Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in equity securities of U.S. large- and mid-cap companies. The Fund currently invests substantially all of its assets in companies represented in the Russell 1000® Growth Index at the time of purchase, although the Fund is actively managed and is not an index fund or a passively managed investment. Constituents of the Russell 1000 Growth Index are companies that exhibit certain growth characteristics, as defined by the index providers, such as historical and predicted future earnings per share growth rates and trends, historical sales per share growth trends, and internal growth rate. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Service Class shares returned -25.04%, underperforming the -22.59% return of the Russell 1000 Growth Index (the “benchmark”), which measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the one-year period ended September 30, 2022, security selection was the primary driver of the Fund’s underperformance, while sector allocation positively contributed to the Fund’s full-year returns. The impact of security selection, which is a byproduct of Wellington Management’s systematic factor construction process, was negative for the period, led by weak stock selection in the information technology, consumer discretionary, and communication services sectors. This was only partially offset by stronger stock choices in the health care, materials, and financial sectors.

Sector allocation is a fallout of Wellington Management’s factor implementation process, and factors will rotate in and out of sectors over time. During the reporting period, sector allocation contributed to performance, led by overweight allocations to the health care and financial sectors. This was partially offset by underweight exposures to the industrial and energy sectors, which detracted from the Fund’s relative results.

With respect to specific Fund holdings, an underweight allocation to Apple (in the information technology sector) and Fund management’s decision not to own Eli Lilly & Co. (health care) were the two largest relative detractors. Fund management increased its allocation to Apple, but the Fund remained underweight in Apple, relative to the benchmark, as of the end of the period. The Fund continued to not own Eli Lilly & Co. as of the end of the period. On the other hand, the Fund’s overweight allocations to UnitedHealth and Vertex Pharmaceuticals (both in the health care sector) were the two largest contributors to relative results during the period. Fund management increased the Fund’s overweight positions in both UnitedHealth and Vertex Pharmaceuticals during the fiscal year.

Subadviser outlook

Wellington Management observes that the U.S. equity market remains volatile, as inflation pressures endure, the Federal Reserve continues to raise interest rates, and recession fears persist. In the midst of this heighted uncertainty, Fund management is focused on the factor exposures and related risks to the Fund’s portfolio. They continue to avoid highly speculative growth stocks that have a larger portion of their value coming from assumed future cash flows on non-existent assets, as Wellington Management experience and research has shown generally that rising interest rates can have an outsized impact on these names compared to the rest of the growth universe. Instead, Fund management generally expects to favor companies characterized by growing profitability; Management’s research has shown that such companies generally tend to be less sensitive to rising interest rates. Within the Fund’s exposure to stocks priced at lower valuations, Fund management anticipates using company fundamentals to identify what they believe to be attractively valued growth stocks, while seeking to manage the macro risks that these names may introduce into the Fund’s portfolio. Management aims to balance these positions with exposure to quality growth companies in an effort to provide a defensive ballast in the Fund’s portfolio.

MassMutual Disciplined Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Disciplined Growth Fund Largest Holdings (% of Net Assets) on 9/30/22
Apple, Inc.	12.1%
Microsoft Corp.	10.6%
Amazon.com, Inc.	5.6%
Tesla, Inc.	4.2%
UnitedHealth Group, Inc.	3.5%
Alphabet, Inc. Class A	3.5%
Visa, Inc. Class A	2.7%
Mastercard, Inc. Class A	2.4%
Alphabet, Inc. Class C	2.1%
Broadcom, Inc.	2.0%
48.7%

MassMutual Disciplined Growth Fund Sector Table (% of Net Assets) on 9/30/22
Technology	36.2%
Consumer, Non-cyclical	19.1%
Communications	15.5%
Consumer, Cyclical	11.5%
Financial	8.8%
Industrial	5.7%
Energy	1.9%
Basic Materials	1.0%
Mutual Funds	0.4%
Total Long-Term Investments	100.1%
Short-Term Investments and Other Assets and Liabilities	(0.1)%
Net Assets	100.0%

MassMutual Disciplined Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Service Class

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	-24.92%	9.58%		10.45%
Class R5	11/01/2004	-24.96%	9.46%	12.13%
Service Class	12/19/2000	-25.04%	9.34%	12.01%
Administrative Class	11/01/2004	-25.13%	9.25%	11.90%
Class R4	04/01/2014	-25.23%	9.07%		9.94%
Class A	11/01/2004	-25.29%	8.98%	11.62%
Class A (sales load deducted)*	11/01/2004	-29.40%	7.76%	10.99%
Class R3	04/01/2014	-25.46%	8.80%		9.66%
Russell 1000 Growth Index		-22.59%	12.17%	13.70%	12.45%

*	Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Small Cap Opportunities Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Small Cap Opportunities Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation by investing primarily in common stocks of small-capitalization U.S. companies that the Fund’s subadviser believes have favorable business trends or prospects based on fundamental analysis. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small-cap companies. The Fund’s subadviser is Invesco Advisers, Inc. (Invesco Advisers).

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class A shares returned -19.04%, outperforming the -23.50% return of the Russell 2000® Index (the “benchmark”), which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Strong stock selection in the consumer discretionary, industrial, and financial sectors drove the Fund’s outperformance for the one-year period ended September 30, 2022. This was partially offset by weaker stock selection in the materials and information technology sectors, and an underweight allocation to the energy sector.

Fund holdings that were the top individual contributors to relative performance included Acadia Healthcare, BJ’s Wholesale Club Holdings, Inc., and Chesapeake Energy. Acadia, a provider of behavioral health care services, reported a strong quarter and raised guidance for the full year. During that period, the company continued to benefit from strong demand for mental health services and favorable pricing trends. BJ’s Wholesale Club’s model fared well in an inflationary period, as the company gained market share with a growing number of members. Chesapeake Energy benefited from an increase in natural gas prices and performance leadership from the energy sector as a whole.

On the downside, Fund holdings that were the top individual detractors from relative performance included Azenta, Inc., Q2, and CryoPort. Azenta, which distributes automation, vacuum, and instrumentation equipment – and manufactures semiconductors and technology devices – preannounced a below-expectations quarter due to COVID headwinds, including lockdowns in China and foreign exchange pressures. Company management also lowered its guidance for the rest of the year. Q2, a provider of digital banking solutions, was negatively impacted by the sharp sell-off in higher-growth stocks. Additionally, this general sell-off was exacerbated by company-specific headwinds, as budgets for back-office (versus front-office) software solutions were deprioritized. CryoPort, which provides supply chain solutions for the life sciences industry, experienced a fire at one of its facilities during the first quarter of 2022, which negatively impacted sales, as the facility was not operating at full production capacity. The company also dealt with supply constraints that impacted revenue.

Subadviser outlook

In Invesco Advisers’ view, the world and markets have largely moved on from COVID, but are still dealing with the hangover from all the financial actions taken to fight the pandemic. During the height of the pandemic, governments around the world engaged in high deficit spending to stimulate their economies, and central banks lowered interest rates to maintain financial stability and spur demand. Meanwhile, COVID lockdowns and related supply chain disruptions caused fewer goods to be produced. The goods that were produced were also relatively more expensive than before, thanks to a reversal of the offshoring phenomenon. More money in the world chasing relatively fewer and more expensively produced goods led to a generational high in inflation rates. The Russia/Ukraine war exacerbated the scarcity of goods and inflation rates.

In Invesco Advisers’ view, the monetary situation changed dramatically in 2022. Central banks no longer view inflation as “transitory,” but rather as a significant threat that needs to be mitigated, and interest rates have risen materially. Between inflation eating away at consumers’ discretionary income, higher interest rates making large purchases more expensive, and a normalization of services consumption, Invesco Advisers observed material weakness in consumer discretionary spending. Invesco Advisers believes that, whether these factors lead to a recession in the coming year remains an open question, but Invesco Advisers believes it is more likely than not. Either way, Fund management notes that, in their view, there is little doubt that rising interest rates are having the Federal Reserve’s intended effect of slowing the U.S. economy.

MassMutual Small Cap Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Small Cap Opportunities Fund Largest Holdings (% of Net Assets) on 9/30/22
Acadia Healthcare Co., Inc.	2.2%
BJ’s Wholesale Club Holdings, Inc.	2.1%
AutoNation, Inc.	2.0%
Stifel Financial Corp.	1.8%
ASGN, Inc.	1.7%
Paycor HCM, Inc.	1.7%
Inspire Medical Systems, Inc.	1.6%
Ziff Davis, Inc.	1.6%
Four Corners Property Trust, Inc.	1.6%
CACI International, Inc. Class A	1.5%
17.8%

MassMutual Small Cap Opportunities Fund Sector Table (% of Net Assets) on 9/30/22
Financial	22.1%
Consumer, Non-cyclical	19.7%
Industrial	18.4%
Consumer, Cyclical	13.9%
Technology	11.0%
Energy	5.1%
Utilities	3.8%
Communications	2.6%
Basic Materials	2.3%
Mutual Funds	1.6%
Total Long-Term Investments	100.5%
Short-Term Investments and Other Assets and Liabilities	(0.5)%
Net Assets	100.0%

MassMutual Small Cap Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class A

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	-18.57%	5.69%		7.04%
Class R5	11/01/2004	-18.68%	5.57%	10.40%
Service Class	11/01/2004	-18.78%	5.47%	10.29%
Administrative Class	11/01/2004	-18.88%	5.35%	10.18%
Class R4	04/01/2014	-18.99%	5.20%		6.54%
Class A	07/20/1998	-19.04%	5.11%	9.92%
Class A (sales load deducted)*	07/20/1998	-23.49%	3.93%	9.30%
Class R3	04/01/2014	-19.19%	4.94%		6.27%
Russell 2000 Index		-23.50%	3.55%	8.55%	5.60%

*	Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Global Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Global Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities, including American Depositary Receipts (ADRs), and can invest in any country, including developing or emerging market countries. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries, and Japan. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically, the Fund invests in a number of different countries. The Fund’s subadviser is Invesco Advisers, Inc. (Invesco Advisers).

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class R5 shares returned -36.39%, significantly underperforming the -20.66% return of the MSCI All Country World Index (ACWI) (the “benchmark”), which measures the performance of the large- and mid-cap segments of all country markets. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the one-year period ended September 30, 2022, stock selection was the primary driver of the Fund’s underperformance of the benchmark. The portfolio outperformed slightly due to its holdings in the real estate sector. For the reporting period, the Fund underperformed the most as a result of its holdings in the information technology, health care, and industrial sectors. Historically, the Fund is perennially underweight in areas like energy – the only sector of the benchmark to post positive returns for the fiscal year – and materials. Fund management does not believe they can predict either energy or materials prices consistently; consequently, they invest relatively little in those sectors, or in other commodity-based business models.

Fund holdings that were the three major detractors from performance for the reporting period were Alphabet Inc., Meta Platforms, Inc., and Adobe Incorporated. Alphabet (the parent company of Google) has long been the Fund’s largest holding. Invesco Advisers believes that Alphabet has a collection of businesses that possess large competitive moats and that are well positioned for the future. Alphabet’s shares experienced significant profit-taking during the fiscal year. Meta Platforms (formerly known as Facebook) performed relatively poorly during the fiscal year, as it grappled with slower ad spending and Apple’s privacy protocols. Adobe experienced difficulties during the fiscal year, as e-commerce slowed from its significant pandemic growth rate. Fund management trimmed its position in Adobe to reflect the company’s lower growth trajectory during the period.

The Fund holdings that were the three major positive contributors to performance for the reporting period were ICICI Bank Limited in India, Capcom Co., Ltd., and Amadeus IT Group SA. As of September 30, 2022, ICICI Bank Limited was the second-largest private bank company in India. In Invesco Advisers’ view, banking in a place where demographics are good and credit penetration is low – which describes portions of India well – is helpful. Capcom is a Japanese video gaming company whose shares the Fund first acquired early in 2018. By late 2021, Capcom’s returns more than doubled. However, during the fiscal year, sales of some of Capcom’s bigger titles had slowed and its expansion into emerging markets was lowering margins, so Fund management exited the position. Amadeus IT Group is a new holding for the Fund in the last fiscal year. Amadeus IT Group is a software platform that processes transactions for the global travel and tourism industry. The price dropped in recent months due to weakening economic conditions in Europe; consequently, Fund management took the opportunity to add the stock to the Fund’s portfolio.

Subadviser outlook

Since the start of calendar year 2022, equity markets have given up the gains they made throughout all of 2021, as central banks have begun to tighten monetary policy aggressively. One could argue that the 2021 gains were in turn driven by high amounts of COVID-related fiscal and monetary stimulus. In Invesco Advisers’ view, many investors are now applying higher policy rates, higher discount rates, and lower near-term growth assumptions when valuing financial assets. Valuation multiples for equities, especially growth equities, have fallen this year. Invesco Advisers has begun to see earnings forecasts lowered as well.

MassMutual Global Fund – Portfolio Manager Report (Unaudited) (Continued)

Fund management typically invests in companies that it believes can profitably monetize structural growth trends in the global economy for many years, funding their own growth without recourse to debt leverage. In Invesco Advisers’ view, share prices are volatile now as investors strive to determine key valuation variables. Invesco Advisers notes that if we are indeed entering – or have already entered – a global slowdown, growth could become harder to find. In Invesco Advisers’ view, companies that can provide profitable growth should be more valuable than those that cannot, particularly if capital costs rise beyond the de minimis levels of the past several years.

MassMutual Global Fund Largest Holdings (% of Net Assets) on 9/30/22
Alphabet, Inc. Class A	12.0%
LVMH Moet Hennessy Louis Vuitton SE	5.7%
Intuit, Inc.	5.6%
S&P Global, Inc.	5.2%
Analog Devices, Inc.	4.8%
JD.com, Inc. ADR	4.5%
DLF Ltd.	3.7%
Airbus SE	3.7%
Meta Platforms, Inc. Class A	3.7%
Novo Nordisk A/S Class B	3.0%
51.9%

MassMutual Global Fund Sector Table (% of Net Assets) on 9/30/22
Communications	22.9%
Technology	20.7%
Industrial	20.2%
Consumer, Non-cyclical	17.7%
Consumer, Cyclical	9.5%
Financial	8.0%
Basic Materials	0.3%
Mutual Funds	0.1%
Total Long-Term Investments	99.4%
Short-Term Investments and Other Assets and Liabilities	0.6%
Net Assets	100.0%

MassMutual Global Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	-36.28%	2.18%		4.85%
Class R5	12/31/2004	-36.39%	2.05%	7.35%
Service Class	12/31/2004	-36.43%	1.96%	7.23%
Administrative Class	12/31/2004	-36.52%	1.85%	7.12%
Class R4	04/01/2014	-36.54%	1.72%		4.38%
Class A	12/31/2004	-36.64%	1.60%	6.85%
Class A (sales load deducted)*	12/31/2004	-40.13%	0.46%	6.25%
Class R3	12/31/2004	-36.73%	1.45%	6.71%
MSCI ACWI		-20.66%	4.44%	7.28%	5.54%

*	Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual International Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual International Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks to achieve long-term capital appreciation by investing primarily in common stock of foreign companies. The Fund invests primarily in the common stock of companies that are domiciled or that have their primary operations outside of the United States. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of foreign companies. The Fund may invest up to 100% of its total assets in such securities. The Fund may invest in emerging markets as well as in developed markets throughout the world. From time to time, the Fund may place greater emphasis on investing in one or more particular regions (such as Asia, Europe, or Latin America). The Fund’s subadvisers are Wellington Management Company LLP (Wellington Management), which managed approximately 76% of the Fund’s portfolio; and Thompson, Siegel & Walmsley LLC (TSW), which was responsible for approximately 24% of the Fund’s portfolio, as of September 30, 2022.

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class R5 shares returned -19.47%, significantly outperforming the -25.17% return of the MSCI All Country World Index (ACWI) ex USA (the “benchmark”), which measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the one-year period ended September 30, 2022, within the TSW component of the Fund, Fund component holdings in Europe contributed the most to performance. French energy company ENGIE SA reported a series of strong results. The company benefited from higher power prices exacerbated by the Russia-Ukraine war. Swiss bank UBS Group reported a series of robust results driven by cost controls and topline growth in its Global Wealth Management and Investment Banking divisions. On the other hand, Persimmon Plc, a Fund component holding in the United Kingdom, was one of the Fund component’s greatest detractors from relative returns for the fiscal year. Persimmon and its home-building peers sold off after the U.K. housing secretary announced U.K. developers would be responsible for an estimated £4 billion of cladding remediation costs. Investor concerns over near-term liquidity and the U.K. economy weighed on Persimmon’s share price as well.

Within the Wellington Management Fund component, strong stock selection drove relative results, particularly within the industrial, utilities, and communication services sectors. This was partially offset by weaker stock choices within the health care and consumer staples sectors. Sector allocation, a result of Wellington Management’s bottom-up stock selection process, also contributed to relative performance – with underweight allocations to the information technology and consumer discretionary sectors and an overweight allocation to the consumer staples sector contributing the most. This was partially offset by an underweight allocation to the financial sector and an overweight allocation to the industrial sector. With respect to Fund component holdings, top contributors to relative returns included BAE Systems (in the industrial sector) and Intact Financial (in the financial sector). The share price of BAE Systems rose during the period after the British defense contractor won a $12 billion U.S. Air Force contract for work related to intercontinental ballistic missile systems. Shares of property and casualty insurance provider Intact Financial advanced during the fiscal year, as the company reported second-quarter earnings that beat consensus estimates on the back of meaningful accretion from the acquisition of RSA, which drove a 36% increase in operating direct premiums written. On the downside, Fund component holdings that were top detractors from relative performance during the period included Koninklijke Philips (in the health care sector) and Shiseido (in the consumer staples sector). Shares of Koninklijke Philips fell when the U.S. Food and Drug Administration expressed concern about a polyester-based polyurethane foam in the company’s ventilator, which had been recalled in June 2021. Outside review concluded that the foam degradation will not likely cause long-term health issues, but the recall guidance remained unchanged. Shares of Japanese cosmetics group Shiseido fell over the fiscal period. The company’s first-quarter 2022 results were marred by disappointing sales in its two main markets in Japan and China. COVID-19 restrictions in both countries lowered consumer spending.

MassMutual International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

In TSW’s observation, well-publicized headwinds – interest rates, inflation, war, and sentiment – remain in place, leaving the outlook for markets mixed. In TSW’s view, corporate profit guidance could be cautious going into 2023, but Fund management notes that balance sheets are generally healthy across many sectors. TSW believes that investor sentiment is likely to improve as monetary authorities gain the upper hand over inflation. In Fund management’s view, current valuation levels are favorable for U.S. dollar-based investors.

Wellington Management observes that, while inflation may have peaked for the moment (as many commodity prices have rolled over), longer-term inflationary inertia may have taken hold, which suggests that inflation may not come down as quickly or as completely as the Federal Reserve would like. Therefore, monetary tightening continues in the U.S., which, as of the end of the fiscal year, started to create liquidity challenges in parts of the market that were vulnerable. With respect to the Wellington Management Fund component, Fund management has been trimming recent winners (primarily more defensive stocks) and adding to those stocks that have suffered the most so far in 2022. If the market weakness continues, Fund management expects to continue to add to its Fund component’s growth-focused and more cyclical holdings at the expense of its more defensive holdings.

MassMutual International Equity Fund Largest Holdings (% of Net Assets) on 9/30/22
Roche Holding AG	3.3%
Novartis AG Registered	3.0%
Nestle SA Registered	3.0%
Reckitt Benckiser Group PLC	2.9%
KDDI Corp.	2.7%
Heineken NV	2.7%
Intact Financial Corp.	2.7%
BAE Systems PLC	2.6%
AIA Group Ltd.	2.5%
Canadian National Railway Co.	2.5%
27.9%

MassMutual International Equity Fund Sector Table (% of Net Assets) on 9/30/22
Consumer, Non-cyclical	41.3%
Industrial	15.3%
Financial	14.0%
Consumer, Cyclical	5.9%
Energy	4.7%
Technology	4.3%
Basic Materials	4.0%
Communications	3.5%
Utilities	3.1%
Mutual Funds	0.1%
Total Long-Term Investments	96.2%
Short-Term Investments and Other Assets and Liabilities	3.8%
Net Assets	100.0%

MassMutual International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	04/01/2014	-19.37%	0.54%		1.82%
Class R5	10/03/1994	-19.47%	0.41%	4.56%
Service Class	01/01/1998	-19.52%	0.33%	4.48%
Administrative Class	05/03/1999	-19.60%	0.22%	4.36%
Class R4	04/01/2014	-19.69%	0.08%		1.36%
Class A	01/01/1998	-19.79%	-0.02%	4.11%
Class A (sales load deducted)*	01/01/1998	-24.20%	-1.14%	3.52%
Class R3	04/01/2014	-19.87%	-0.18%		1.11%
MSCI ACWI ex USA		-25.17%	-0.81%	3.01%	1.09%

*	Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Strategic Emerging Markets Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing mainly in common stocks of issuers in developing and emerging markets throughout the world and at times it may invest up to 100% of its total assets in foreign securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of issuers whose principal activities are in a developing (or emerging) market, i.e., are in a developing market or are economically tied to a developing market country. The Fund will invest in at least three developing markets. In general, countries may be considered developing or emerging markets if they are included in any one of the MSCI emerging markets indexes, classified as a developing or emerging market, or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund, or have economies, industries, and stock markets with similar characteristics. The Fund’s subadviser is Invesco Advisers, Inc. (Invesco Advisers).

How did the Fund perform during the 12 months ended September 30, 2022?

The Fund’s Class R5 shares returned -35.80%, significantly underperforming the -28.11% return of the MSCI Emerging Markets Index (the “benchmark”), which measures the performance of the large- and mid-cap segments of emerging market equity securities. It is free float-adjusted market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2022, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the period ended September 30, 2022, the largest detractor from the Fund’s performance, relative to the benchmark, was stock selection and an underweight allocation in the energy sector. Stock selection in the communication services and financial sectors also detracted from relative returns. Fund holdings that were the top absolute detractors included Novatek, Taiwan Semiconductor Manufacturing Co. (TSMC), and Yandex. As of September 30, 2022, Novatek was Russia’s second-largest natural gas producer, with competitively advantaged liquefied natural gas (LNG) projects on the Yamal Peninsula. Invesco Advisers believes that demand for Novatek’s LNG projects is fundamentally supported by the global push to develop sources of cleaner energy. Nevertheless, due to ongoing market closures, lack of trading partners, low liquidity, settlement concerns, and future uncertainty, Invesco priced all Russian equity holdings at zero valuation as of March 2, 2022 and continued to hold that pricing throughout the remainder of the fiscal year. As of September 30, 2022, TSMC was, in Invesco Advisers’ view, a leading semiconductor foundry and a key enabler of the new computing revolution in the semiconductor industry, with multiple architectures, chip platforms, and design teams competing to push computing and artificial intelligence innovation. During the fiscal year, however, TSMC was challenged by softening demand in the smartphone and consumer electronic segments. As of September 30, 2022, Yandex was one of the dominant internet companies in Russia’s transforming digital landscape, holding leading positions in several categories – including Russia’s search, shared mobility, food delivery, ecommerce, and others. During the fiscal year, Yandex was affected by the economic impact of sanctions following the invasion of Ukraine. Similar to Novatek, Yandex underperformed during the fiscal year. As noted above, Invesco priced all Russian equity holdings at zero valuation as of March 2, 2022 and continued to hold that pricing throughout the remainder of the fiscal year. On a regional basis, the largest detractor from relative performance was the Fund’s stock selection in, and an overweight allocation to, Russia. Stock selection in India, along with an underweight allocation to Saudi Arabia, also detracted from the Fund’s relative performance for the fiscal year.

Turning to the positive, from a sector perspective, stock selection in consumer discretionary was the largest contributor to relative performance. Stock selection and an overweight allocation to the consumer staples sector also aided the Fund’s relative results, as did stock selection in the materials sector. Geographically, the largest contributor to relative performance was an underweight allocation to, and stock selection in, South Korea. An underweight allocation to China and an overweight allocation to Switzerland also contributed to relative results.

With respect to Fund holdings, the top absolute contributors for the fiscal year were Vale, Coupang, and PT Bank Central Asia. As of September 30, 2022, the largest iron ore and nickel producer globally was Vale, a Brazilian multinational company with expertise in mining, logistics, energy, and steel-making. Coupang is a South Korean e-commerce company. In Invesco Advisers’ view, the company’s investments in physical and technology infrastructure have created a dynamic end-to-end platform that

MassMutual Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

delivers in speed, cost saving, and product assortment. As of September 30, 2022, PT Bank Central Asia (BBCA) is one of Indonesia’s largest lenders. Invesco Advisers believes that BBCA has a leading, low-cost liability franchise and has demonstrated over many business cycles a conservative credit underwriting culture. In Invesco Advisers’ observation, BBCA is also investing to transform its mobile banking into a super app ecosystem that can offer e-commerce, lifestyle, and digital transactional capabilities to customers.

Subadviser outlook

When Invesco Advisers looks to the longer term, they note that, in Invesco Advisers’ view, many emerging market companies seem to be embarking on a new era – including cutting back on oversized ambitions and focusing on opportunities that are profitable and cash generative. In Fund management’s view, this could lead to improved earnings and returns in these businesses as they become more rational and disciplined. Fund management typically aims to focus on finding investments in opportunities where the visible risks are well understood, have been deeply digested, and have led to discounts in prices – and is wary of circumstances where the risk has not yet been widely perceived.

MassMutual Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 9/30/22
Housing Development Finance Corp. Ltd.	7.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	6.6%
Yum China Holdings, Inc.	5.8%
Kotak Mahindra Bank Ltd.	5.7%
Tata Consultancy Services Ltd.	4.7%
Pernod Ricard SA	4.0%
Grupo Mexico SAB de CV Series B	4.0%
H World Group Ltd. ADR	3.6%
NetEase, Inc. ADR	3.5%
Meituan Class B	3.4%
49.2%

MassMutual Strategic Emerging Markets Fund Sector Table (% of Net Assets) on 9/30/22
Technology	21.9%
Financial	21.1%
Consumer, Cyclical	17.3%
Consumer, Non-cyclical	13.5%
Communications	8.0%
Basic Materials	7.9%
Industrial	4.7%
Energy	0.5%
Mutual Funds	0.2%
Total Long-Term Investments	95.1%
Short-Term Investments and Other Assets and Liabilities	4.9%
Net Assets	100.0%

MassMutual Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

GROWTH OF $10,000 INVESTMENT - Class R5

The graph above illustrates a representative class of the Fund’s historical performance for the past 10 fiscal years or since inception (for Funds lacking 10-year records) in comparison to its benchmark index, as well as one or more additional indexes, if applicable. The performance of other share classes will be greater than or less than the class depicted above.

Average Annual Total Returns (for the periods ended 09/30/2022)
	Inception Date of Class	1 Year	5 Years	10 Years	Since Inception 04/01/2014
Class I	03/01/2011	-35.75%	-3.48%	-0.55%
Class R5	11/03/2008	-35.80%	-3.57%	-0.67%
Service Class	11/03/2008	-35.79%	-3.64%	-0.74%
Administrative Class	11/03/2008	-35.85%	-3.74%	-0.85%
Class R4	04/01/2014	-35.99%	-3.90%		-0.97%
Class A	11/03/2008	-36.07%	-4.00%	-1.10%
Class A (sales load deducted)*	11/03/2008	-39.58%	-5.08%	-1.66%
Class R3	04/01/2014	-36.19%	-4.16%		-1.23%
MSCI Emerging Markets Index		-28.11%	-1.81%	1.05%	0.95%

*	Class A (sales load deducted) returns include the 5.50% maximum sales charge.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance results in the graph and table are shown both with and without the imposition of the maximum applicable sales charge (if applicable) and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Investors should note that the Fund is a professionally managed mutual fund, while the index or indexes shown above are unmanaged, cannot be purchased directly, and, with the exception of any peer group index, do not incur expenses.

Performance data quoted in the graph and table represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund fluctuate, so your shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should read the Fund’s prospectus with regard to the Fund’s investment objectives, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual U.S. Government Money Market Fund – Portfolio of Investments
September 30, 2022

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 101.5%
Discount Notes — 85.4%
Federal Home Loan Bank
SOFR + 0.055% 3.015% FRN 10/03/22, 5/24/23 (a)	$15,000,000	$15,000,000
SOFR + 0.030% 2.990% FRN 10/03/22, 10/20/22 (a)	10,000,000	10,000,000
SOFR + 0.030% 2.990% FRN 10/03/22, 1/19/23 (a)	13,000,000	13,000,000
SOFR + 0.040% 3.000% FRN 10/03/22, 12/30/22 (a)	10,000,000	10,000,000
SOFR + 0.005% 2.965% FRN 10/03/22, 10/21/22 (a)	15,825,000	15,825,000
3.051% 11/03/22, 11/03/22 (a)	15,000,000	14,958,750
3.020% 10/28/22, 10/28/22 (a)	15,000,000	14,966,587
3.010% 10/03/22, 6/28/23 (a)	17,000,000	17,000,000
2.990% 10/03/22, 12/05/22 (a)	13,000,000	13,000,000
2.990% 10/03/22, 3/21/23 (a)	16,000,000	16,000,000
2.988% 10/21/22, 10/21/22 (a)	7,000,000	6,988,567
2.970% 10/03/22, 1/17/23 (a)	11,000,000	11,000,000
2.967% 10/21/22, 10/21/22 (a)	10,000,000	9,983,778
2.957% 10/24/22, 10/24/22 (a)	1,100,000	1,097,955
2.948% 10/28/22, 10/28/22 (a)	1,500,000	1,496,737
2.312%, 10/03/22,10/03/22 (a)	5,100,000	5,099,354
		175,416,728
Repurchase Agreement — 14.6%
HSBC Securities (USA) Inc., Tri-Party Repurchase Agreement, dated 9/30/22, 2.960%, due 10/03/22 (b)	30,000,000	30,000,000

	Principal Amount	Value
U.S. Treasury Bill — 1.5%
U.S. Treasury Bill
0.116% 10/06/22 (c)	$3,000,000	$2,999,953

TOTAL SHORT-TERM INVESTMENTS (Cost $208,416,681)		208,416,681

TOTAL INVESTMENTS — 101.5% (Cost $208,416,681) (d)		208,416,681

Other Assets/(Liabilities) — (1.5)%		(3,088,360)

NET ASSETS — 100.0%		$205,328,321

Abbreviation Legend

FRN	Floating Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	The stated maturity dates reflect reset date and final maturity date, respectively.
(b)

Maturity value of $30,007,400. Collateralized by U.S. Government Agency obligations with rates ranging from 0.250% - 2.500%, maturity dates ranging from 4/15/23 - 5/15/24, and an aggregate market value, including accrued interest, of $30,600,025.

(c)	The rate shown represents yield-to-maturity.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Portfolio of Investments
September 30, 2022

	Principal Amount	Value
BONDS & NOTES — 95.7%
CORPORATE DEBT — 50.1%
Aerospace & Defense — 0.4%
The Boeing Co.
2.196% 2/04/26	$2,200,000	$1,956,116
Agriculture — 2.0%
BAT Capital Corp.
4.700% 4/02/27	4,470,000	4,169,960
Imperial Brands Finance PLC
3.125% 7/26/24 (a)	1,520,000	1,454,261
Wens Foodstuffs Group Co. Ltd.
2.349% 10/29/25 (a)	5,225,000	4,548,348
		10,172,569
Auto Manufacturers — 3.0%
Ford Motor Credit Co. LLC
2.300% 2/10/25 (b)	5,470,000	4,848,479
General Motors Co.
6.125% 10/01/25	2,607,000	2,608,524
Hyundai Capital America
1.500% 6/15/26 (a)	3,960,000	3,364,954
Nissan Motor Acceptance Co. LLC
1.850% 9/16/26 (a)	5,170,000	4,200,585
		15,022,542
Banks — 7.0%
ABN AMRO Bank NV
4.750% 7/28/25 (a)	2,685,000	2,582,691
Barclays PLC
5.200% 5/12/26	4,340,000	4,125,478
BPCE SA
4.625% 7/11/24 (a)	1,200,000	1,162,203
Burgan Bank SAK 5 year CMT + 2.229%
2.750% VRN 12/15/31 (a)	2,000,000	1,585,000
Credit Suisse AG
6.500% 8/08/23 (a)	3,910,000	3,859,170
Credit Suisse Group AG SOFR + .980%
1.305% VRN 2/02/27 (a)	1,610,000	1,307,062
Danske Bank A/S 1 year CMT + .730%
1.549% VRN 9/10/27 (a)	1,850,000	1,552,158
Deutsche Bank AG
SOFR + 1.219% 2.311% VRN 11/16/27	2,415,000	1,959,765
SOFR + 1.318% 2.552% VRN 1/07/28	3,670,000	2,980,713
FNB Corp.
5.150% 8/25/25	690,000	680,699

	Principal Amount	Value
HSBC Holdings PLC
4.375% 11/23/26	$3,264,000	$3,039,444
Macquarie Group Ltd. SOFR + 1.069%
1.340% VRN 1/12/27 (a)	3,000,000	2,568,482
Mitsubishi UFJ Financial Group, Inc. 1 year CMT + 1.550%
5.063% VRN 9/12/25	1,345,000	1,330,904
Natwest Group PLC 1 year CMT + .900%
1.642% VRN 6/14/27	1,565,000	1,314,397
Santander UK Group Holdings PLC SOFR + 1.220%
2.469% VRN 1/11/28	2,000,000	1,665,456
Societe Generale SA
1 year CMT + 1.100% 1.488% VRN 12/14/26 (a)	1,210,000	1,024,273
1 year CMT + 1.000% 1.792% VRN 6/09/27 (a)	245,000	204,045
1 year CMT + 1.300% 2.797% VRN 1/19/28 (a)	1,200,000	1,012,050
Synovus Financial Corp.
5.200% 8/11/25	1,173,000	1,150,927
		35,104,917
Beverages — 0.3%
JDE Peet’s NV
1.375% 1/15/27 (a)	1,529,000	1,263,845
Chemicals — 2.0%
Celanese US Holdings LLC
6.050% 3/15/25	1,855,000	1,812,818
MEGlobal Canada ULC
5.000% 5/18/25 (a)	4,400,000	4,296,838
Syngenta Finance NV
4.892% 4/24/25 (a)	765,000	739,686
Yara International ASA
3.800% 6/06/26 (a)	1,125,000	1,032,343
4.750% 6/01/28 (a)	2,125,000	1,935,481
		9,817,166
Commercial Services — 0.6%
Triton Container International Ltd.
2.050% 4/15/26 (a)	3,300,000	2,802,033
Distribution & Wholesale — 1.2%
Ferguson Finance PLC
4.250% 4/20/27 (a)	2,225,000	2,084,297
Li & Fung Ltd.
4.500% STEP 8/18/25 (a)	4,750,000	4,090,282
		6,174,579

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Diversified Financial Services — 5.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
2.450% 10/29/26	$3,090,000	$2,607,777
6.500% 7/15/25	2,200,000	2,196,347
Aircastle Ltd.
4.125% 5/01/24	3,290,000	3,162,140
Antares Holdings LP
2.750% 1/15/27 (a)	2,785,000	2,218,351
3.950% 7/15/26 (a)	4,980,000	4,259,485
Avolon Holdings Funding Ltd.
2.875% 2/15/25 (a)	4,545,000	4,111,937
BGC Partners, Inc.
4.375% 12/15/25	3,690,000	3,447,070
SPARC EM SPC Panama Metro Line 2 SP
0.000% 12/05/22 (a)	547,192	541,721
Synchrony Financial
3.950% 12/01/27	4,400,000	3,818,551
		26,363,379
Electric — 1.1%
Alliant Energy Finance LLC
1.400% 3/15/26 (a)	1,630,000	1,390,794
Enel Finance International NV
4.625% 6/15/27 (a)	2,079,000	1,932,532
Pacific Gas and Electric Co.
4.950% 6/08/25	2,110,000	2,048,508
		5,371,834
Electronics — 0.2%
Jabil, Inc.
4.250% 5/15/27	1,165,000	1,086,421
Entertainment — 0.5%
Warnermedia Holdings, Inc.
3.638% 3/15/25 (a)	2,630,000	2,490,997
Food — 1.5%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
2.500% 1/15/27 (a)	3,025,000	2,592,667
Pilgrim’s Pride Corp.
5.875% 9/30/27 (a)	709,000	689,502
Smithfield Foods, Inc.
4.250% 2/01/27 (a)	4,625,000	4,285,625
		7,567,794
Health Care – Services — 0.3%
HCA, Inc.
5.375% 2/01/25	1,285,000	1,269,309

	Principal Amount	Value
Home Builders — 0.3%
Toll Brothers Finance Corp.
4.875% 3/15/27	$1,450,000	$1,331,472
Housewares — 0.2%
Newell Brands, Inc.
6.375% 9/15/27	780,000	772,379
Insurance — 2.5%
AmTrust Financial Services, Inc.
6.125% 8/15/23	4,810,000	4,753,017
Athene Global Funding
1.730% 10/02/26 (a)	2,835,000	2,406,089
Jackson Financial, Inc.
5.170% 6/08/27	999,000	958,531
Sammons Financial Group, Inc.
4.450% 5/12/27 (a)	4,515,000	4,126,917
		12,244,554
Internet — 0.6%
Expedia Group, Inc.
4.625% 8/01/27	1,645,000	1,540,347
Netflix, Inc.
5.875% 11/15/28	1,557,000	1,515,770
		3,056,117
Investment Companies — 4.0%
Ares Capital Corp.
3.875% 1/15/26	3,035,000	2,762,170
Blackstone Private Credit Fund
2.625% 12/15/26	9,045,000	7,428,235
Golub Capital BDC, Inc.
2.500% 8/24/26	1,965,000	1,647,803
3.375% 4/15/24	1,483,000	1,423,569
Icahn Enterprises LP/ Icahn Enterprises Finance Corp.
4.750% 9/15/24	1,410,000	1,318,262
OWL Rock Core Income Corp.
4.700% 2/08/27	4,035,000	3,535,625
Sixth Street Specialty Lending, Inc.
3.875% 11/01/24	2,090,000	1,989,140
		20,104,804
Iron & Steel — 0.7%
Vale Overseas Ltd.
6.250% 8/10/26 (b)	3,549,000	3,579,372
Lodging — 0.7%
Las Vegas Sands Corp.
3.200% 8/08/24	3,780,000	3,564,201
Machinery – Construction & Mining — 1.1%
The Weir Group PLC
2.200% 5/13/26 (a)	6,750,000	5,673,134

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Media — 0.9%
Cable Onda SA
4.500% 1/30/30 (a)	$5,550,000	$4,369,191
Mining — 1.0%
Alcoa Nederland Holding BV
6.125% 5/15/28 (a)	3,295,000	3,113,754
Glencore Funding LLC
1.625% 4/27/26 (a)	1,925,000	1,664,816
		4,778,570
Multi-National — 2.2%
Africa Finance Corp.
3.125% 6/16/25 (a)	5,973,000	5,384,659
The Eastern & Southern African Trade & Development Bank
4.875% 5/23/24 (a)	6,000,000	5,631,000
		11,015,659
Oil & Gas — 1.7%
EQT Corp.
6.125% STEP 2/01/25	3,398,000	3,402,350
Ovintiv Exploration, Inc.
5.375% 1/01/26	1,500,000	1,484,045
Patterson-UTI Energy, Inc.
3.950% 2/01/28 (b)	4,130,000	3,388,637
		8,275,032
Pharmaceuticals — 0.6%
Viatris, Inc.
2.300% 6/22/27	3,855,000	3,149,049
Pipelines — 1.1%
Energy Transfer LP
4.950% 6/15/28	3,775,000	3,517,844
Plains All American Pipeline LP/PAA Finance Corp.
4.500% 12/15/26	960,000	906,960
4.650% 10/15/25	1,145,000	1,104,399
		5,529,203
Private Equity — 0.8%
Hercules Capital, Inc.
2.625% 9/16/26	3,488,000	2,855,391
3.375% 1/20/27	1,390,000	1,166,597
		4,021,988
Real Estate — 1.4%
Country Garden Holdings Co. Ltd.
8.000% 1/27/24 (a)	2,858,000	1,100,205
MAF Sukuk Ltd.
4.500% 11/03/25 (a)	4,525,000	4,389,250
Shimao Group Holdings Ltd.
6.125% 2/21/24 (a)	14,600,000	1,756,963
		7,246,418

	Principal Amount	Value
Real Estate Investment Trusts (REITS) — 2.5%
Global Net Lease, Inc./Global Net Lease Operating Partnership LP
3.750% 12/15/27 (a)	$1,925,000	$1,502,272
Omega Healthcare Investors, Inc.
4.750% 1/15/28	3,069,000	2,814,461
Service Properties Trust
4.350% 10/01/24	8,315,000	7,312,737
Vornado Realty LP
2.150% 6/01/26	1,200,000	1,004,629
		12,634,099
Retail — 0.5%
Nordstrom, Inc.
2.300% 4/08/24	2,051,000	1,907,430
4.000% 3/15/27 (b)	740,000	616,502
		2,523,932
Telecommunications — 1.4%
Telecom Italia SpA
5.303% 5/30/24 (a)	2,610,000	2,464,708
Tower Bersama Infrastructure Tbk PT
4.250% 1/21/25 (a)	5,000,000	4,728,087
		7,192,795
Toys, Games & Hobbies — 0.5%
Mattel, Inc.
3.375% 4/01/26 (a)	3,010,000	2,686,238

TOTAL CORPORATE DEBT (Cost $298,545,463)		250,211,708

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 45.6%
Automobile Asset-Backed Securities — 0.3%
AmeriCredit Automobile Receivables Trust, Series 2020-3, Class D
1.490% 9/18/26	339,000	317,271
Carmax Auto Owner Trust, Series 2019-2, Class D, ABS
3.410% 10/15/25	615,000	610,645
Santander Drive Auto Receivables Trust, Series 2020-4, Class D
1.480% 1/15/27	401,000	385,451
		1,313,367
Commercial Mortgage-Backed Securities — 5.1%
Banc of America Merrill Lynch Trust
Series 2019-BPR, Class CMP, 4.024% VRN 11/05/32 (a) (c)	2,280,000	1,985,123
Series 2019-BPR, Class DMP, 4.024% VRN 11/05/32 (a) (c)	3,050,000	2,633,855

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2018-DSNY, Class C, 1 mo. USD LIBOR + 1.350% 4.168% FRN 9/15/34 (a)	$570,000	$545,120
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class E, 1 mo. USD LIBOR + 2.150%
4.968% FRN 12/15/37 (a)	2,835,008	2,675,610
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class C,
3.958% VRN 4/15/46 (c)	1,015,000	984,642
KIND Trust, Series 2021-KIND, Class C, 1 mo. USD LIBOR + 1.750%
4.568% FRN 8/15/38 (a)	4,368,428	4,163,612
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 1 mo. USD LIBOR + 1.800%
4.618% FRN 5/15/36 (a)	1,604,000	1,537,394
Life Mortgage Trust, Series 2021-BMR, Class E, 1 mo. USD LIBOR + 1.750%
4.568% FRN 3/15/38 (a)	2,667,781	2,462,794
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class B
3.769% 2/15/46	2,340,000	2,312,504
One New York Plaza Trust
Series 2020-1NYP, Class C, 1 mo. USD LIBOR + 2.200% 5.018% FRN 1/15/36 (a)	4,106,000	3,891,185
Series 2020-1NYP, Class D, 1 mo. USD LIBOR + 2.750% 5.568% FRN 1/15/36 (a)	2,760,000	2,582,399
		25,774,238
Home Equity Asset-Backed Securities — 0.0%
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A, 1 mo. USD LIBOR + .480%
3.564% FRN 10/25/34 (a)	43,024	43,136
Other Asset-Backed Securities — 20.9%
321 Henderson Receivables LLC
Series 2006-1A, Class A1, 1 mo. USD LIBOR + .200% 3.018% FRN 3/15/41 (a)	19,829	19,688
Series 2006-3A, Class A1, 1 mo. USD LIBOR + .200% 3.018% FRN 9/15/41 (a)	48,011	47,170
522 Funding CLO Ltd., Series 2018-3A, Class BR, 3 mo. USD LIBOR + 1.550%
4.260% FRN 10/20/31 (a)	2,352,000	2,202,196

	Principal Amount	Value
Adams Outdoor Advertising LP, Series 2018-1, Class A
4.810% 11/15/48 (a)	$1,744,335	$1,650,514
AIMCO CLO 10 Ltd., Series 2019-10A, Class AR, 3 mo. USD LIBOR + 1.060%
3.819% FRN 7/22/32 (a)	5,000,000	4,820,560
Apollo Aviation Securitization AASET Trust, Series 2020-1A, Class B
4.335% 1/16/40 (a)	832,574	351,363
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-W10, Class M1, 1 mo. USD LIBOR + .900%
3.984% FRN 10/25/34	103,157	95,317
Ballyrock CLO Ltd., Series 2020-2A, Class A2R, 3 mo. USD LIBOR + 1.550%
4.260% FRN 10/20/31 (a)	4,700,000	4,422,362
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class C
2.240% 10/17/34 (a)	3,736,000	3,205,212
BRE Grand Islander Timeshare Issuer LLC
Series 2017-1A, Class A, 2.940% 5/25/29 (a)	185,505	179,872
Series 2017-1A, Class B, 3.240% 5/25/29 (a)	53,001	51,384
Series 2019-A, Class B, 3.780% 9/26/33 (a)	951,430	905,933
Business Jet Securities LLC, Series 2021-1A, Class A
2.162% 4/15/36 (a)	2,993,922	2,628,930
Canyon Capital CLO Ltd., Series 2017-1A, Class CR, 3 mo. USD LIBOR + 2.000%
4.512% FRN 7/15/30 (a)	1,540,000	1,415,944
Capital Automotive REIT, Series 2020-1A, Class B1
4.170% 2/15/50 (a)	3,289,000	3,004,518
Castlelake Aircraft Securitization, Series 2019-1A, Class B
5.095% 4/15/39 (a)	707,996	539,553
Castlelake Aircraft Structured Trust, Series 2018-1, Class A
4.125% 6/15/43 (a)	1,303,808	1,140,781
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, 3 mo. USD LIBOR + .980%
3.690% FRN 4/20/31 (a)	900,000	878,325

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CF Hippolyta Issuer LLC, Series 2020-1, Class B1
2.280% 7/15/60 (a)	$590,963	$524,880
CIFC Funding Ltd., Series 2017-2A, Class BR, 3 mo. USD LIBOR + 1.500%
4.210% FRN 4/20/30 (a)	1,750,000	1,664,913
Diamond Resorts Owner Trust
Series 2021-1A, Class B, 2.050% 11/21/33 (a)	2,949,883	2,781,764
Series 2018-1, Class A, 3.700% 1/21/31 (a)	110,052	107,229
Elara HGV Timeshare Issuer LLC
Series 2017-A, Class A, 2.690% 3/25/30 (a)	231,370	224,290
Series 2016-A, Class A, 2.730% 4/25/28 (a)	327,831	315,759
Series 2017-A, Class B, 2.960% 3/25/30 (a)	568,785	549,516
Series 2016-A, Class B, 3.220% 4/25/28 (a)	226,050	220,544
Series 2019-A, Class C, 3.450% 1/25/34 (a)	2,107,932	2,017,278
FCI Funding LLC, Series 2019-1A, Class A
3.630% 2/18/31 (a)	59,230	59,201
Goodgreen Trust
Series 2019-2A, Class A, 2.760% 4/15/55 (a)	2,312,746	1,960,779
Series 2016-1A, Class A, 3.230% 10/15/52 (a)	862,797	774,994
Series 2019-1A, Class A, 3.860% 10/15/54 (a)	1,947,686	1,794,076
Series 2018-1A, Class A, 3.930% VRN 10/15/53 (a) (c)	2,674,692	2,440,801
Gracie Point International Funding, Series 2021-1A, Class B, 1 mo. USD LIBOR + 1.400%
3.964% FRN 11/01/23 (a)	1,750,000	1,738,667
Hero Funding Trust
Series 2017-3A, Class A1, 3.190% 9/20/48 (a)	638,397	575,733
Series 2017-2A, Class A1, 3.280% 9/20/48 (a)	125,033	114,798
Series 2016-4A, Class A1, 3.570% 9/20/47 (a)	312,177	296,274
Series 2015-1A, Class A, 3.840% 9/21/40 (a)	209,831	206,004
Series 2017-2A, Class A2, 4.070% 9/20/48 (a)	101,591	94,284
Series 2018-1A, Class A2, 4.670% 9/20/48 (a)	828,680	791,004

	Principal Amount	Value
Hilton Grand Vacations Trust
Series 2019-AA, Class C, 2.840% 7/25/33 (a)	$974,956	$917,589
Series 2017-AA, Class B, 2.960% 12/26/28 (a)	189,470	185,853
Series 2018-AA, Class A, ABS, 144A, 3.540% 2/25/32 (a)	122,948	120,518
Horizon Aircraft Finance I Ltd., Series 2018-1, Class A
4.458% 12/15/38 (a)	813,508	655,110
Horizon Aircraft Finance II Ltd, Series 2019-1, Class A
3.721% 7/15/39 (a)	2,548,581	2,129,457
Horizon Aircraft Finance III Ltd.
Series 2019-2, Class A, 3.425% 11/15/39 (a)	2,145,677	1,796,439
Series 2019-2, Class B, 4.458% 11/15/39 (a)	1,757,143	1,204,423
Hotwire Funding LLC, Series 2021-1, Class B
2.658% 11/20/51 (a)	3,753,000	3,188,466
Kestrel Aircraft Fundig Limited, Series 2018-1A, Class A
4.250% 12/15/38 (a)	3,103,213	2,614,542
MACH 1 Cayman Ltd., Series 2019-1, Class A
3.474% 10/15/39 (a)	1,773,584	1,559,181
Mosaic Solar Loans LLC
Series 2018-2GS, Class A, 4.200% 2/22/44 (a)	655,767	606,594
Series 2017-1A, Class A, 4.450% 6/20/42 (a)	117,650	112,193
Neuberger Berman Loan Advisers CLO Ltd.
Series 2017-25A, Class BR, 3 mo. USD LIBOR + 1.350% 4.090% FRN 10/18/29 (a)	6,950,000	6,556,157
Series 2017-24A, Class BR, 3 mo. USD LIBOR + 1.500% 4.238% FRN 4/19/30 (a)	500,000	476,536
New Residential Advance Receivables Trust, Series 2020-T1, Class ET1
5.467% 8/15/53 (a)	1,651,000	1,571,711
New Residential Advance Receivables Trust, Series 2020-T3, Class DT3
2.458% 10/15/52 (a)	1,034,800	1,030,578
Newark BSL CLO 2 Ltd., Series 2017-1A, Class A2R, 3 mo. USD LIBOR + 1.400%
4.183% FRN 7/25/30 (a)	1,375,000	1,305,927

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Orange Lake Timeshare Trust
Series 2016-A, Class B, 2.910% 3/08/29 (a)	$261,111	$261,063
Series 2018-A, Class C, 3.740% 11/08/30 (a)	219,626	214,192
Oxford Finance Funding LLC, Series 2020-1A, Class B
4.037% 2/15/28 (a)	995,402	989,106
Pioneer Aircraft Finance Ltd., Series 2019-1, Class A
3.967% 6/15/44 (a)	1,403,707	1,261,143
Rad CLO 1 Ltd., Series 2018-1A, Class BR, 3 mo. USD LIBOR + 1.400%
3.912% FRN 7/15/31 (a)	2,650,000	2,509,004
Residential Asset Mortgage Pro Trust, Series 2005-EFC1, Class M5, 1 mo. USD LIBOR + .650%
4.059% FRN 5/25/35	2,196,010	2,166,332
Rockford Tower CLO Ltd., Series 2017-2A, Class BR, 3 mo. USD LIBOR + 1.500%
4.012% FRN 10/15/29 (a)	2,250,000	2,141,127
Sierra Receivables Funding LLC
Series 2021-1A, Class C, 1.790% 11/20/37 (a)	796,245	738,702
Series 2019-3A, Class C, 3.000% 8/20/36 (a)	1,326,517	1,260,089
Series 2020-2A, Class C, 3.510% 7/20/37 (a)	279,893	261,609
Series 2019-1A, Class C, 3.770% 1/20/36 (a)	365,820	354,122
Structured Asset Investment Loan Trust, Series 2004-11, Class M1, 1 mo. USD LIBOR + .930%
4.014% FRN 1/25/35	4,665,632	4,450,048
TAL Advantage VII LLC, Series 2020-1A, Class B
3.290% 9/20/45 (a)	2,686,000	2,461,527
Terwin Mortgage Trust, Series 2006-5, Class 1A2B, 1 mo. USD LIBOR + .420%
3.504% FRN 7/25/37 (a)	1,411,958	1,389,821
Thrust Engine Leasing, Series 2021-1A, Class A
4.163% 7/15/40 (a)	4,094,842	3,421,117
Trafigura Securitisation Finance PLC, Series 2021-1A, Class B
1.780% 1/15/25 (a)	7,048,000	6,321,450
Welk Resorts LLC, Series 2017-AA, Class B
3.410% 6/15/33 (a)	525,216	522,776

	Principal Amount	Value
Willis Engine Structured Trust IV, Series 2018-A, Class A,
4.750% STEP 9/15/43 (a)	$1,475,548	$1,060,493
		104,627,405
Student Loans Asset-Backed Securities — 8.9%
Access Group, Inc.
Series 2002-A, Class A2, 1.955% FRN 9/25/37 (c)	50,000	49,742
Series 2015-1, Class B, 1 mo. USD LIBOR + 1.500% 4.584% FRN 7/25/58 (a)	630,000	576,694
Chase Education Loan Trust, Series 2007-A, Class B, 3 mo. USD LIBOR + .220%
3.861% FRN 3/28/68	433,745	397,964
College Avenue Student Loans LLC
Series 2021-A, Class B, 2.320% 7/25/51 (a)	8,353,299	7,595,125
Series 2019-A, Class B, 3.810% 12/28/48 (a)	1,547,490	1,448,651
Series 2017-A, Class A1, 1 mo. USD LIBOR + 1.650% 4.734% FRN 11/26/46 (a)	473,327	446,059
College Loan Corp. Trust, Series 2005-2, Class B, 3 mo. USD LIBOR + .490%
3.002% FRN 1/15/37	450,170	389,703
Commonbond Student Loan Trust
Series 2017-AGS, Class B, 3.470% 5/25/41 (a)	387,197	357,388
Series 2018-AGS, Class C, 3.820% 2/25/44 (a)	111,535	98,232
Series 2018-BGS, Class C, 4.120% 9/25/45 (a)	89,362	79,427
Series 2018-CGS, Class C, 4.350% 2/25/46 (a)	42,358	37,867
Series 2017-AGS, Class C, 5.280% 5/25/41 (a)	149,221	137,028
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B
2.500% 1/25/30 (a)	140,905	132,714
DRB Prime Student Loan Trust
Series 2017-C, Class B, 2.950% 11/25/42 (a)	689,625	668,128
Series 2017-B, Class CFX, 3.610% 8/25/42 (a)	688,402	660,819
ELFI Graduate Loan Program LLC, Series 2018-A, Class B
4.000% 8/25/42 (a)	214,648	198,982

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Goal Capital Funding Trust
Series 2010-1, Class A, 3 mo. USD LIBOR + .700% 3.697% FRN 8/25/48 (a)	$60,897	$60,785
Series 2015-1, Class B, ABS, 144A, 1 mo. USD LIBOR + 1.500% 4.584% FRN 9/25/43 (a)	100,000	99,115
Higher Education Funding I, Series 2004-1, Class B1, 0.000%
FRN 1/01/44 (a) (c)	950,000	855,320
Laurel Road Prime Student Loan Trust
Series 2019-A, Class BFX, 3.000% 10/25/48 (a)	1,210,820	1,150,432
Series 2018-B, Class BFX, 3.720% 5/26/43 (a)	546,147	517,494
Navient Private Education Refi Loan Trust, Series 2020-BA, Class B
2.770% 1/15/69 (a)	6,200,000	5,287,466
Nelnet Private Education Loan Trust, Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750%
4.834% FRN 12/26/40 (a)	28,347	28,339
Nelnet Student Loan Trust
Series 2006-2, Class B, 3 mo. USD LIBOR + .200% 2.983% FRN 1/25/38	714,206	632,899
Series 2006-3, Class B, 3 mo. USD LIBOR + .250% 3.891% FRN 6/25/41	1,145,414	1,039,154
Series 2012-4A, Class B, 1 mo. USD LIBOR + 1.000% 4.084% FRN 7/26/49 (a)	900,000	848,488
Series 2018-5A, Class B, 1 mo. USD LIBOR + 1.450% 4.534% FRN 2/25/67 (a)	1,000,000	958,654
Series 2015-3A, Class B, 1 mo. USD LIBOR + 1.500% 4.584% FRN 6/25/54 (a)	395,000	377,853
SLC Student Loan Trust
Series 2005-1, Class B, 3 mo. USD LIBOR + .200% 3.105% FRN 2/15/45	420,554	391,801
Series 2006-1, Class B, ABS, 3 mo. USD LIBOR + .210% 3.503% FRN 3/15/55	1,475,771	1,355,611
Series 2006-2, Class B, 3 mo. USD LIBOR + .230% 3.523% FRN 12/15/39	1,119,472	1,016,359
Series 2005-3, Class B, 3 mo. USD LIBOR + .250% 3.543% FRN 6/15/55	917,102	845,636

	Principal Amount	Value
SLM Student Loan Trust
Series 2005-4, Class B, 3 mo. USD LIBOR + .180% 2.963% FRN 7/25/55	$484,384	$445,044
Series 2006-7, Class B, 3 mo. USD LIBOR + .200% 2.983% FRN 1/27/42	2,568,749	2,340,071
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 2.993% FRN 10/25/40	429,119	402,366
Series 2005-5, Class B, ABS, 3 mo. USD LIBOR + .250% 3.033% FRN 10/25/40	488,621	452,869
Series 2005-6, Class B, 3 mo. USD LIBOR + .290% 3.073% FRN 1/25/44	2,335,900	2,128,337
Series 2003-14, Class A6, 3 mo. USD LIBOR + .300% 3.083% FRN 7/25/25	5,084	5,081
Series 2005-9, Class B, 3 mo. USD LIBOR + .300% 3.083% FRN 1/25/41	1,288,822	1,209,472
Series 2005-8, Class B, 3 mo. USD LIBOR + .310% 3.093% FRN 1/25/55	346,931	329,150
Series 2004-8, Class B, 3 mo. USD LIBOR + .460% 3.243% FRN 1/25/40	750,621	709,110
Series 2004-1 Class B, 3 mo. USD LIBOR + .500% 3.283% FRN 7/25/39	351,413	330,433
Series 2003-4, Class B, 3 mo. USD LIBOR + .650% 3.943% FRN 6/15/38	240,068	225,300
Series 2003-11, Class B, 3 mo. USD LIBOR + .650% 3.943% FRN 12/15/38	888,243	846,271
SMB Private Education Loan Trust
Series 2016-C, Class A2B, 1 mo. USD LIBOR + 1.100% 3.918% FRN 9/15/34 (a)	77,169	77,455
Series 2014-A, Class B, 4.000% 9/15/42 (a)	1,250,000	1,192,379
Series 2015-C, Class C, 4.500% 9/17/46 (a)	1,710,000	1,612,891
SoFi Alternative Trust, Series 2019-C, Class PT,
5.511% VRN 1/25/45 (a) (c)	2,120,487	2,023,956
SoFi Professional Loan Program LLC
Series 2016-D, Class A1, 1 mo. USD LIBOR + .950% 4.034% FRN 1/25/39 (a)	9,935	9,906
Series 2019-A, Class BFX, ABS, 144A, 4.110% 6/15/48 (a)	870,000	805,215

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2016-B, Class A1, 1 mo. USD LIBOR + 1.200% 4.284% FRN 6/25/33 (a)	$52,903	$52,914
Wachovia Student Loan Trust, Series 2005-1, Class B, ABS, 3 mo. USD LIBOR + .300%
3.083% FRN 10/25/40	376,743	346,303
		44,284,452
Whole Loan Collateral Collateralized Mortgage Obligations — 10.4%
Angel Oak Mortgage Trust
Series 2020-5, Class A3, 2.041% VRN 5/25/65 (a) (c)	623,037	559,605
Series 2021-1, Class M1, 2.215% VRN 1/25/66 (a) (c)	2,290,000	1,939,843
Series 2021-3, Class M1, 2.479% VRN 5/25/66 (a) (c)	6,583,000	4,534,341
Bank of America Mortgage Securities, Series 2004-G, Class 2A7,
3.986% VRN 8/25/34 (c)	9,033	8,578
Credit Suisse Mortgage Capital Certificates, Series 2021-NQM4, Class M1,
2.472% VRN 5/25/66 (a) (c)	7,095,350	5,076,037
Deephaven Residential Mortgage Trust, Series 2021-1, Class A3,
1.128% VRN 5/25/65 (a) (c)	1,139,114	1,071,821
FWD Securitization Trust, Series 2020-INV1, Class M1,
2.850% VRN 1/25/50 (a) (c)	1,804,000	1,612,301
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IIA2,
2.726% VRN 2/25/34 (c)	40,844	38,013
MFRA Trust
Series 2021-NQM2, Class A3, 1.472% VRN 11/25/64 (a) (c)	2,694,017	2,165,504
Series 2020-NQM1, Class A3, 2.300% VRN 8/25/49 (a) (c)	503,025	468,121
New Residential Mortgage Loan Trust, Series 2020-NQM1, Class M1,
3.207% VRN 1/26/60 (a) (c)	2,252,000	1,878,276
NMLT Trust, Series 2021-INV2, Class A3,
1.520% VRN 8/25/56 (a) (c)	6,424,898	5,267,881
Oceanview Trust, Series 2021-1, Class M3
3.090% 12/29/51 (a)	5,000,000	4,788,732
Onslow Bay Financial LLC
Series 2021-NQM3, Class A3, 1.362% VRN 7/25/61 (a) (c)	5,596,522	4,150,797
Series 2021-NQM1, Class M1, 2.219% VRN 2/25/66 (a) (c)	2,501,000	1,944,503

	Principal Amount	Value
Series 2020-INV1, Class A21, 3.500% VRN 12/25/49 (a) (c)	$1,028,996	$917,512
Shellpoint Co-Originator Trust, Series 2016-1, Class 2A3,
3.000% VRN 10/25/31 (a) (c)	217,901	198,551
Starwood Mortgage Residential Trust
Series 2021-3, Class M1, 2.491% VRN 6/25/56 (a) (c)	5,582,000	3,906,191
Series 2020-INV1, Class M1, 2.501% 11/25/55 (a)	2,500,000	2,186,329
Toorak Mortgage Corp., Series 2021-INV1, Class M1,
2.585% VRN 7/25/56 (a) (c)	1,222,000	918,992
Verus Securitization Trust
Series 2021-5, Class A3, 1.373% VRN 9/25/66 (a) (c)	2,050,169	1,590,725
Series 2021-1, Class M1, 1.968% VRN 1/25/66 (a) (c)	2,247,000	1,798,838
Series 2019-INV3, Class M1, 3.279% VRN 11/25/59 (a) (c)	2,129,000	2,018,093
Series 2020-4, Class M1, 3.291% VRN 5/25/65 (a) (c)	3,602,000	3,070,214
		52,109,798

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $256,627,465)		228,152,396

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (d) — 0.0%
Pass-Through Securities — 0.0%
Federal Home Loan Mortgage Corp. Pool #1Q0239, 1 year CMT + 2.189% 2.399% FRN 3/01/37	72,357	74,076
Federal National Mortgage Association Pool #775539 12 mo. USD LIBOR + 1.641% 3.391% FRN 5/01/34	14,088	14,274
Government National Mortgage Association Pool #507545 7.500% 8/15/29	19,747	20,723
		109,073

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $107,666)		109,073

TOTAL BONDS & NOTES (Cost $555,280,594)		478,473,177

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 1.2%
Diversified Financial Services — 1.2%
State Street Navigator Securities Lending Government Money Market Portfolio (e)	5,908,650	$5,908,650

TOTAL MUTUAL FUNDS (Cost $5,908,650)		5,908,650

TOTAL LONG-TERM INVESTMENTS (Cost $561,189,244)		484,381,827

	Principal Amount
SHORT-TERM INVESTMENTS — 2.6%
Commercial Paper — 1.6%
Evergy Kansas Central, Inc.
3.766% 11/03/22 (a)	$3,000,000	2,989,936
HP, Inc.
3.711% 10/24/22 (a)	3,000,000	2,993,160
Nutrien Ltd.
3.719% 11/10/22 (a)	2,000,000	1,991,841
		7,974,937
Repurchase Agreement — 1.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (f)	4,918,793	4,918,793

TOTAL SHORT-TERM INVESTMENTS (Cost $12,893,511)		12,893,730

TOTAL INVESTMENTS — 99.5% (Cost $574,082,755) (g)		497,275,557

Other Assets/(Liabilities) — 0.5%		2,348,965

NET ASSETS — 100.0%		$499,624,522

Abbreviation Legend

CLO	Collateralized Loan Obligation
FRN	Floating Rate Note
STEP	Step Up Bond
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $333,050,837 or 66.66% of net assets.

(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2022, was $5,790,018 or 1.16% of net assets. (Note 2).
(c)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2022.

(d)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(e)	Represents investment of security lending cash collateral. (Note 2).
(f)

Maturity value of $4,919,133. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 3/30/23, and an aggregate market value, including accrued interest, of $5,017,225.

(g)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	65.2%
Cayman Islands	10.6%
United Kingdom	3.9%
Ireland	3.4%
Bermuda	2.0%
Netherlands	1.9%
Nigeria	1.1%
Switzerland	1.0%
Germany	1.0%
Indonesia	0.9%
China	0.9%
Panama	0.9%
Canada	0.9%
France	0.7%
Norway	0.6%
Australia	0.5%
Italy	0.5%
Kuwait	0.3%
Denmark	0.3%
Japan	0.3%
Total Long-Term Investments	96.9%
Short-Term Investments and Other Assets and Liabilities	3.1%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Portfolio of Investments (Continued)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Short
U.S. Treasury Ultra 10 Year	12/20/22	30	$(3,780,137)	$225,606
U.S. Treasury Note 2 Year	12/30/22	528	(110,107,645)	1,661,394
U.S. Treasury Note 5 Year	12/30/22	1,262	(140,545,915)	4,871,055
				$6,758,055

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
3-Month USD LIBOR BBA	Quarterly	Fixed 1.047%	Semi-Annually	11/22/24	USD	60,500,000	$(4,140,728)	$—	$(4,140,728)

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation-Protected and Income Fund — Portfolio of Investments
September 30, 2022

	Principal Amount	Value
BONDS & NOTES — 90.9%
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 56.9%
Automobile Asset-Backed Securities — 7.9%
Avis Budget Rental Car Funding, Series 2017-2A, Class D
4.560% 3/20/24 (a)	$5,000,000	$4,981,002
Carvana Auto Receivables Trust, Series 2020-N3, Class B
0.660% 6/12/28	3,009,926	2,890,718
Drive Auto Receivables Trust, Series 2021-1, Class C
1.020% 6/15/27	2,700,000	2,614,921
Hertz Vehicle Financing LLC, Series 2021-1A, Class D
3.980% 12/26/25 (a)	4,600,000	4,021,695
Onemain Direct Auto Receivable Trust, Series 2022-1A, Class C
5.310% 6/14/29 (a)	1,100,000	1,070,448
Santander Drive Auto Receivables Trust, Series 2021-2, Class D
1.350% 7/15/27	5,000,000	4,720,319
Westlake Automobile Receivables Trust, Series 2020-3A, Class D
1.650% 2/17/26 (a)	2,779,000	2,650,072
		22,949,175
Commercial Mortgage-Backed Securities — 3.3%
BHMS Mortgage Trust, Series 2018-ATLS, Class B, 1 mo. USD LIBOR + 1.500%
4.318% FRN 7/15/35 (a)	1,150,000	1,092,839
BX Commercial Mortgage Trust, Series 2019-XL, Class F, 1 mo. USD LIBOR + 2.000%
4.818% FRN 10/15/36 (a)	2,082,500	2,011,360
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class D, 1 mo. USD LIBOR + 1.750%
4.568% FRN 12/15/37 (a)	250,836	238,065
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class D, 1 mo. USD LIBOR + 1.600%
4.418% FRN 5/15/36 (a)	6,000,000	5,741,489
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 1 mo. USD LIBOR + 1.800%
4.618% FRN 5/15/36 (a)	389,000	372,847
		9,456,600

	Principal Amount	Value
Home Equity Asset-Backed Securities — 0.7%
Centex Home Equity Loan Trust, Series 2006-A, Class M1, 1 mo. USD LIBOR + .450%
3.534% FRN 6/25/36	$273,507	$271,118
Home Equity Asset Trust, Series 2005-9, Class M1, 1 mo. USD LIBOR + .615%
3.699% FRN 4/25/36	1,797,064	1,756,178
		2,027,296
Other Asset-Backed Securities — 25.7%
321 Henderson Receivables LLC, Series 2006-3A, Class A1, 1 mo. USD LIBOR + .200%
3.018% FRN 9/15/41 (a)	51,611	50,708
Affirm Asset Securitization Trust
Series 2021-Z1, Class A, 1.070% 8/15/25 (a)	8,485,082	8,231,005
Series 2021-Z2, Class A, 1.170% 11/16/26 (a)	1,284,084	1,237,471
Series 2022-X1, Class A, 1.750% 2/15/27 (a)	1,527,946	1,494,428
Series 2020-Z2, Class A, 1.900% 1/15/25 (a)	1,353,018	1,327,370
Series 2021-A, Class D, 3.490% 8/15/25 (a)	2,100,000	2,057,055
BHG Securitization Trust
Series 2021-B, Class A, 0.900% 10/17/34 (a)	1,377,411	1,307,250
Series 2022-C, Class A, 5.320% 10/17/35 (a)	1,800,000	1,799,951
Cascade Funding Mortgage Trust, Series 2021-EBO1, Class A,
0.985% VRN 11/25/50 (a) (b)	1,812,188	1,728,723
Citigroup Mortgage Loan Trust, Series 2006-WFH2, Class M1, 1 mo. USD LIBOR + .405%
3.489% FRN 8/25/36	346,875	346,704
Crossroads Asset Trust, Series 2021-A, Class A2
0.820% 3/20/24 (a)	223,413	221,446
FCI Funding LLC
Series 2021-1A, Class A, 1.130% 4/15/33 (a)	2,028,716	1,967,535
Series 2021-1A, Class B, 1.530% 4/15/33 (a)	1,352,335	1,313,003
First Franklin Mortgage Loan Trust
Series 2006-FF15, Class A5, 1 mo. USD LIBOR + .160% 3.244% FRN 11/25/36	476,452	468,424

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2005-FF9, Class A4, 1 mo. USD LIBOR + .720% 3.804% FRN 10/25/35	$211,289	$211,082
FNA VI LLC, Series 21-1A, Class A
1.350% 1/10/32 (a)	3,476,858	3,178,770
FREED ABS Trust, Series 2021-2, Class B
1.030% 6/19/28 (a)	1,223,465	1,218,215
Gracie Point International Funding
Series 2021-1A, Class A, 1 mo. USD LIBOR + .750% 3.314% FRN 11/01/23 (a)	7,164,245	7,113,725
Series 2022-1A, Class C, 30 day SOFR + 3.500% 5.947% FRN 4/01/24 (a)	2,300,000	2,299,995
Series 2022-1A, Class E, 30 day SOFR + 5.750% 8.197% FRN 4/01/24 (a)	1,287,000	1,286,995
Hilton Grand Vacations Trust, Series 2022-2A, Class C
5.570% 1/25/37 (a)	1,498,397	1,438,616
JP Morgan Mortgage Acquisition Trust, Series 2007-CH3, Class A5, 1 mo. USD LIBOR + .260%
3.344% FRN 3/25/37	289,330	284,929
KREF Ltd., Series 2021-FL2, Class D, 1 mo. USD LIBOR + 2.200%
5.139% FRN 2/15/39 (a)	900,000	843,917
LCM Ltd., Series 19A, Class AR, 3 mo. USD LIBOR + 1.240%
3.752% FRN 7/15/27 (a)	347,469	345,032
Lendingpoint Asset Securitization, Series 2021-A, Class B
1.110% 2/15/29 (a)	1,624,993	1,595,000
Lendmark Funding Trust, Series 2019-2A, Class A
2.780% 4/20/28 (a)	3,655,000	3,567,342
New Residential Advance Receivables Trust Advance Receivables Backed
Series 2020-T1, Class BT1, 1.823% 8/15/53 (a)	1,000,000	951,626
Series 2020-T1, Class DT1, 3.011% 8/15/53 (a)	1,510,000	1,434,632
NP SPE II LP, Series 2019-1A, Class A1
2.574% 9/20/49 (a)	183,753	172,848
NRZ Advance Receivables Trust, Series 2020-T3, Class CT3
1.814% 10/15/52 (a)	386,000	384,566
Oportun Funding LLC, Series 2022-1, Class A
3.250% 6/15/29 (a)	2,409,775	2,373,503

	Principal Amount	Value
Orange Lake Timeshare Trust
Series 2016-A, Class A, 2.610% 3/08/29 (a)	$274,765	$274,183
Series 2016-A, Class B, 2.910% 3/08/29 (a)	364,003	363,935
Pagaya AI Debt Selection Trust
Series 2021-3, Class A, 1.150% 5/15/29 (a)	3,188,130	3,106,129
Series 2022-1, Class A, 2.030% 10/15/29 (a)	11,250,608	10,857,694
Sierra Receivables Funding LLC
Series 2019-3A, Class C, 3.000% 8/20/36 (a)	777,821	738,870
Series 2019-2A, Class C, 3.120% 5/20/36 (a)	691,703	659,785
Series 2019-1A, Class C, 3.770% 1/20/36 (a)	225,120	217,921
Series 2018-1A, Class B, 4.036% 4/20/35	243,270	237,472
Series 2019-3A, Class D, 4.180% 8/20/36 (a)	195,119	187,977
Series 2019-1A, Class D, 4.750% 1/20/36 (a)	144,452	139,883
Structured Asset Investment Loan Trust, Series 2005-2, Class M2, 1 mo. USD LIBOR + .735%
3.819% FRN 3/25/35	536,722	533,020
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2006-BC6, Class A4, 1 mo. USD LIBOR + .170% 3.254% FRN 1/25/37	204,974	199,740
Series 2006-WF1, Class M4, 1 mo. USD LIBOR + .645% 3.729% FRN 2/25/36	329,984	329,549
Upstart Securitization Trust
Series 2021-4, Class A, 0.840% 9/20/31 (a)	4,519,020	4,337,561
Series 2020-3, Class A, 1.702% 11/20/30 (a)	122,307	122,100
		74,557,685
Student Loans Asset-Backed Securities — 6.9%
Chase Education Loan Trust, Series 2007-A, Class A4, 3 mo. USD LIBOR + .100%
3.741% FRN 3/28/68	1,662,158	1,613,964
College Loan Corp. Trust, Series 2005-2, Class B, 3 mo. USD LIBOR + .490%
3.002% FRN 1/15/37	227,454	196,903

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Commonbond Student Loan Trust
Series 2021-AGS, Class B, 1.400% 3/25/52 (a)	$170,134	$143,707
Series 2019-AGS, Class A2, 1 mo. USD LIBOR + .900% 3.984% FRN 1/25/47 (a)	492,870	492,143
Series 2018-CGS, Class C, 4.350% 2/25/46 (a)	10,973	9,810
DRB Prime Student Loan Trust, Series 2017-A, Class A1, 1 mo. USD LIBOR + .850%
3.934% FRN 5/27/42 (a)	533,515	533,658
Edsouth Indenture, No.10 LLC, Series 2015-2, Class B, 1 mo. USD LIBOR + 1.500%
4.584% FRN 12/25/58 (a)	750,000	749,247
ELFI Graduate Loan Program LLC, Series 2018-A, Class A1, 1 mo. USD LIBOR + .750%
3.834% FRN 8/25/42 (a)	714,060	712,069
Goal Capital Funding Trust, Series 2010-1, Class A, 3 mo. USD LIBOR + .700%
3.697% FRN 8/25/48 (a)	110,485	110,282
JP Morgan Student Loan Trust, Series 2007-A, Class B, 3 mo. USD LIBOR + .350%
3.143% FRN 6/28/39 (a)	216,285	197,708
KeyCorp Student Loan Trust, Series 2005-A, Class 2B, 3 mo. USD LIBOR + .730%
4.358% FRN 9/27/38	99,992	99,812
Laurel Road Prime Student Loan Trust
Series 2019-A, Class A1FX, 2.340% 10/25/48 (a)	131,232	128,990
Series 2018-B, Class A2FX, 3.540% 5/26/43 (a)	484,368	475,752
Series 2017-C, Class A1, 1 mo. USD LIBOR + .550% 3.634% FRN 11/25/42 (a)	55,762	55,444
Navient Private Education Refi Loan Trust
Series 2021-A, Class A, 0.840% 5/15/69 (a)	5,654,182	5,002,712
Series 2020-HA, Class A, 1.310% 1/15/69 (a)	1,441,303	1,294,342
Navient Student Loan Trust, Series 2016-7A, Class A, 1 mo. USD LIBOR + 1.150%
4.234% FRN 3/25/66 (a)	1,322,218	1,309,028

	Principal Amount	Value
Nelnet Private Education Loan Trust, Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750%
4.834% FRN 12/26/40 (a)	$15,073	$15,069
Nelnet Student Loan Trust
Series 2006-2, Class B, 3 mo. USD LIBOR + .200% 2.983% FRN 1/25/38	294,085	260,605
Series 2004-3, Class B, 3 mo. USD LIBOR + .350% 3.133% FRN 10/25/40	545,845	506,022
Series 2005-2, Class B, 3 mo. USD LIBOR + .170% 3.772% FRN 3/23/37	523,365	476,171
Series 2006-3, Class B, 3 mo. USD LIBOR + .250% 3.891% FRN 6/25/41	186,130	168,863
Series 2014-2A, Class B, 1 mo. USD LIBOR + 1.500% 4.584% FRN 6/25/41 (a)	295,000	294,997
SLC Student Loan Trust
Series 2006-2, Class B, 3 mo. USD LIBOR + .230% 3.523% FRN 12/15/39	237,464	215,591
Series 2005-2, Class B, 3 mo. USD LIBOR + .280% 3.573% FRN 3/15/40	791,517	740,466
SLM Student Loan Trust
Series 2005-5, Class A4, 3 mo. USD LIBOR + .140% 2.923% FRN 10/25/28	516,592	511,410
Series 2006-4, Class B, 3 mo. USD LIBOR + .200% 2.983% FRN 1/25/70	160,910	151,198
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 2.993% FRN 10/25/40	221,556	207,743
Series 2006-2, Class B, 3 mo. USD LIBOR + .220% 3.003% FRN 1/25/41	233,112	218,652
Series 2005-8, Class B, 3 mo. USD LIBOR + .310% 3.093% FRN 1/25/55	208,159	197,490
Series 2004-3, Class B, 3 mo. USD LIBOR + .470% 3.253% FRN 10/25/64	161,391	154,141
Series 2003-11, Class B, 3 mo. USD LIBOR + .650% 3.943% FRN 12/15/38	180,049	171,541
SMB Private Education Loan Trust, Series 2019-A, Class A2B, 1 mo. USD LIBOR + .870%
3.688% FRN 7/15/36 (a)	1,009,978	995,292

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
SoFi Alternative Trust, Series 2019-C, Class PT,
5.511% VRN 1/25/45 (a) (b)	$536,154	$511,746
SoFi Professional Loan Program LLC
Series 2016-B, Class A2B, 2.740% 10/25/32 (a)	282,578	282,140
Series 2018-D, Class A2FX, 3.600% 2/25/48 (a)	875,188	853,554
		20,058,262
Whole Loan Collateral Collateralized Mortgage Obligations — 12.4%
Angel Oak Mortgage Trust, Series 2022-2, Class A1,
3.353% VRN 1/25/67 (a) (b)	2,287,405	2,042,447
BRAVO Residential Funding Trust, Series 2021-NQM2, Class A3,
1.435% VRN 3/25/60 (a) (b)	891,964	842,588
CIM Trust, Series 2019-INV3, Class A11, 1 mo. USD LIBOR + 1.000%
3.394% FRN 8/25/49 (a)	762,429	728,211
COLT Mortgage Loan Trust, Series 2022-1, Class A1,
2.284% VRN 12/27/66 (a) (b)	8,803,936	7,573,483
Deephaven Residential Mortgage Trust, Series 2021-1, Class A3,
1.128% VRN 5/25/65 (a) (b)	470,579	442,779
Lakeview Trust
Series 2022-1, Class M3, 4.585% 4/25/52 (a)	1,400,000	1,346,911
Series 2022-3, Class M3, 5.437% 5/29/52 (a)	3,300,000	3,211,890
NewRez Warehouse Securitization Trust, Series 2021-1, Class A, 1 mo. USD LIBOR + .750%
3.834% FRN 5/25/55 (a)	5,333,000	5,226,556
Oceanview Trust
Series 2021-1, Class A, 1.219% 12/29/51 (a)	3,099,078	3,007,514
Series 2021-1, Class M3, 3.090% 12/29/51 (a)	2,906,000	2,783,211
Onslow Bay Financial LLC
Series 2021-NQM2, Class A2, 1.357% VRN 5/25/61 (a) (b)	662,652	527,229
Series 2020-EXP1, Class 2A2, 1 mo. USD LIBOR + .950% 4.034% FRN 2/25/60 (a)	371,247	353,091
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A, 1 mo. USD LIBOR + 2.850%
5.934% FRN 2/25/23 (a)	270,000	267,267
PSMC Trust, Series 2020-2, Class A2,
3.000% VRN 5/25/50 (a) (b)	909,288	846,557

	Principal Amount	Value
Starwood Mortgage Residential Trust
Series 2020-1, Class M1, 2.878% VRN 2/25/50 (a) (b)	$1,000,000	$908,727
Series 2019-INV1, Class A3, 2.916% VRN 9/27/49 (a) (b)	1,126,290	1,074,410
Starwood Residential Mortgage Trust, Series 2021-1, Class A3,
1.528% VRN 5/25/65 (a) (b)	4,008,264	3,600,234
Verus Securitization Trust
Series 2021-3, Class A3, 1.437% VRN 6/25/66 (a) (b)	1,026,547	831,392
Series 2019-INV2, Class A3, 3.219% VRN 7/25/59 (a) (b)	508,176	494,980
		36,109,477

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $171,071,859)		165,158,495

U.S. Government Agency Obligations and Instrumentalities (c) — 12.4%
Collateralized Mortgage Obligations — 1.2%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2022-DNA5, Class M1A, 30 day SOFR + 2.950%
5.231% FRN 6/25/42 (a)	3,461,214	3,460,316
Whole Loans — 11.2%
Federal Home Loan Mortgage Corp.
Series 2021-DNA7, Class M1, 30 day SOFR + .850% 3.131% FRN 11/25/41 (a)	2,300,000	2,239,377
Series 2022-DNA3, Class M1A, 30 day SOFR + 2.000% 4.281% FRN 4/25/42 (a)	3,542,575	3,516,036
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2021-DNA6, Class M1, 30 day SOFR + .800% 3.081% FRN 10/25/41 (a)	6,950,000	6,813,213
Series 2021-HQA3, Class M1, 30 day SOFR + .850% 3.131% FRN 9/25/41 (a)	8,910,185	8,661,408
Series 2022-DNA1, Class M1A, 30 day SOFR + 1.000% 3.281% FRN 1/25/42 (a)	700,236	678,987
Series 2020-DNA1, Class M2, 1 mo. USD LIBOR + 1.700% 4.784% FRN 1/25/50 (a)	1,380,804	1,369,550
Series 2020-DNA5, Class M2, 30 day SOFR + 2.800% 5.081% FRN 10/25/50 (a)	661,975	662,346

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2018-DNA3, Class M2A, 1 mo. USD LIBOR + 2.100% 5.184% FRN 9/25/48 (a)	$997,009	$998,543
Federal National Mortgage Association Connecticut Avenue Securities Trust
Series 2019-R03, Class 1M2, 1 mo. USD LIBOR + 2.150% 5.234% FRN 9/25/31 (a)	1,198,922	1,191,971
Series 2022-R07, Class 1M1, 30 day SOFR + 2.950% 5.255% FRN 6/25/42 (a)	5,627,631	5,663,706
Series 2019-R02, Class 1M2, 1 mo. USD LIBOR + 2.300% 5.384% FRN 8/25/31 (a)	603,006	601,512
		32,396,649

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $36,543,874)		35,856,965

U.S. TREASURY OBLIGATIONS — 21.6%
U.S. Treasury Bonds & Notes — 21.6%
U.S. Treasury Inflation Index
0.125% 2/15/52	1,170,741	735,783
U.S. Treasury Inflation Index
0.125% 4/15/25	2,953,577	2,802,667
0.125% 10/15/25	4,025,057	3,804,858
0.125% 4/15/26	2,033,550	1,899,145
0.125% 7/15/26	2,311,376	2,161,257
0.125% 10/15/26	1,246,876	1,161,543
0.125% 4/15/27 (d)	2,833,218	2,613,385
0.125% 1/15/30	1,842,496	1,628,558
0.125% 7/15/30	3,004,482	2,643,788
0.125% 1/15/31	3,186,792	2,780,269
0.125% 7/15/31	1,575,238	1,371,236
0.125% 1/15/32	3,313,311	2,861,419
0.125% 2/15/51	1,194,890	745,546
0.250% 1/15/25	4,002,848	3,830,929
0.250% 7/15/29	2,229,670	2,009,054
0.250% 2/15/50	1,613,360	1,051,898
0.375% 7/15/25 (e)	1,905,274	1,821,509
0.375% 1/15/27	1,901,106	1,778,314
0.375% 7/15/27	1,635,093	1,525,597
0.500% 1/15/28	1,681,582	1,560,499
0.625% 1/15/26	1,246,900	1,190,173
0.625% 7/15/32	917,748	831,835
0.625% 2/15/43	1,030,928	789,734
0.750% 7/15/28	2,797,335	2,628,001
0.750% 2/15/42	1,901,226	1,523,431

	Principal Amount	Value
0.750% 2/15/45	$1,056,871	$811,465
0.875% 1/15/29	2,024,046	1,902,814
0.875% 2/15/47	1,166,002	910,134
1.000% 2/15/46	625,205	504,682
1.000% 2/15/49	476,851	386,386
1.375% 2/15/44	762,750	676,176
1.750% 1/15/28	989,961	980,061
2.000% 1/15/26	746,375	744,290
2.125% 2/15/40	685,385	711,033
2.125% 2/15/41	689,989	709,638
2.375% 1/15/25	2,121,917	2,130,537
2.500% 1/15/29	896,974	927,691
3.375% 4/15/32	834,585	949,829
3.625% 4/15/28	1,694,424	1,842,124
3.875% 4/15/29	540,675	605,535
		62,542,823

TOTAL U.S. TREASURY OBLIGATIONS (Cost $74,907,214)		62,542,823

TOTAL BONDS & NOTES (Cost $282,522,947)		263,558,283

MUTUAL FUNDS — 0.9%
Diversified Financial Services — 0.9%
State Street Navigator Securities Lending Prime Portfolio (f)	2,676,375	2,676,375

TOTAL MUTUAL FUNDS (Cost $2,676,375)		2,676,375

TOTAL LONG-TERM INVESTMENTS (Cost $285,199,322)		266,234,658

SHORT-TERM INVESTMENTS — 11.9%
Commercial Paper — 10.0%
Amcor Flexibles North America, Inc.
3.632% 11/01/22 (a)	4,000,000	3,987,609
American Electric Power Co., Inc.
3.787% 11/03/22 (a)	2,000,000	1,993,291
Cox Enterprises, Inc.
3.348% 10/05/22 (a)	5,000,000	4,997,699
Entergy Corp.
3.166% 10/24/22 (a)	3,000,000	2,993,256
Penske Truck Leasing Co. LP
3.450% 10/07/22	4,000,000	3,997,292
Raytheon Technologies Corp.
3.583% 11/03/22 (a)	5,000,000	4,983,227

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Southern Power Co.
3.607% 10/21/22	$2,000,000	$1,995,971
Suncor Energy, Inc.
3.713% 10/31/22 (a)	4,000,000	3,987,848
		28,936,193
Repurchase Agreement — 1.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (g)	5,583,754	5,583,754

TOTAL SHORT-TERM INVESTMENTS (Cost $34,522,443)		34,519,947

TOTAL INVESTMENTS — 103.7% (Cost $319,721,765) (h)		300,754,605

Other Assets/(Liabilities) — (3.7)%		(10,839,085)

NET ASSETS — 100.0%		$289,915,520

Abbreviation Legend

FRN	Floating Rate Note
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $203,203,644 or 70.09% of net assets.

(b)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2022.

(c)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(d)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2022, was $2,622,956 or 0.90% of net assets. (Note 2).
(e)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(f)	Represents investment of security lending cash collateral. (Note 2).
(g)

Maturity value of $5,584,141. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 9/15/25, and an aggregate market value, including accrued interest, of $5,695,433.

(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Long Bond	12/20/22	10	$1,358,843	$(94,780)
U.S. Treasury Ultra 10 Year	12/20/22	1	118,909	(425)
U.S. Treasury Ultra Bond	12/20/22	5	693,767	(8,767)
U.S. Treasury Note 5 Year	12/30/22	14	1,509,486	(4,377)
				$(108,349)
Short
U.S. Treasury Note 2 Year	12/30/22	450	$(93,999,389)	$1,573,607

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Termination Date	Notional Amount		Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation (Depreciation)
12-Month SOFR	Annually	Fixed 3.552%	Annually	12/07/24	USD	10,000,000	$(128,898)	$—	$(128,898)
12-Month SOFR	Annually	Fixed 4.062%	Annually	12/22/24	USD	10,000,000	(30,841)	—	(30,841)
Fixed 3.082%	Annually	12-Month SOFR	Annually	12/07/32	USD	2,241,000	90,549	—	90,549
Fixed 3.352%	Annually	12-Month SOFR	Annually	12/22/32	USD	2,259,000	40,155	—	40,155
							$(29,035)	$—	$(29,035)

OTC Total Return Swaps

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Counterparty	Termination Date	No. of Contracts/ Notional	Value	Upfront Premium Received (Paid)/ Received	Unrealized Appreciation (Depreciation)
3.120%	Maturity	Bloomberg Barclays US Treasury Inflation Notes TR Index	Maturity	Barclays Bank PLC*	11/30/22	60,225,031	$(4,905,350)	$—	$(4,905,350)
3.170%	Maturity	Bloomberg Barclays US Treasury Inflation Notes TR Index	Maturity	BNP Paribas SA*	10/31/22	50,357,539	(4,560,542)	—	(4,560,542)
3.170%	Maturity	Bloomberg Barclays US Treasury Inflation Notes TR Index	Maturity	BNP Paribas SA*	1/31/23	4,038,655	(367,543)	—	(367,543)
3.165%	Maturity	Bloomberg Barclays US Treasury Inflation Notes TR Index	Maturity	BNP Paribas SA*	2/28/23	19,954,732	(1,320,436)	—	(1,320,436)
3.170%	Maturity	Bloomberg Barclays US Treasury Inflation Notes TR Index	Maturity	Goldman Sachs International*	10/31/22	50,085,111	(4,535,870)	—	(4,535,870)

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation-Protected and Income Fund — Portfolio of Investments (Continued)

Paid by the Fund		Received by the Fund
Rate/ Reference	Frequency	Rate/ Reference	Frequency	Counterparty	Termination Date	No. of Contracts/ Notional	Value	Upfront Premium Received (Paid)/ Received	Unrealized Appreciation (Depreciation)
3.170%	Maturity	Bloomberg Barclays US Treasury Inflation Notes TR Index	Maturity	Goldman Sachs International*	1/31/23	2,633,427	$(239,658)	$—	$(239,658)
3.165%	Maturity	Bloomberg Barclays US Treasury Inflation Notes TR Index	Maturity	Goldman Sachs International*	2/28/23	31,473,123	(2,082,626)	—	(2,082,626)
							$(18,012,025)	$—	$(18,012,025)

*	Contracts are subject to a Master Netting Agreement.

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments
September 30, 2022

	Principal Amount	Value
BONDS & NOTES — 98.4%
CORPORATE DEBT — 38.8%
Aerospace & Defense — 0.4%
The Boeing Co.
5.150% 5/01/30	$2,275,000	$2,101,844
5.930% 5/01/60	710,000	607,421
		2,709,265
Agriculture — 1.2%
Altria Group, Inc.
5.800% 2/14/39	1,425,000	1,244,432
BAT Capital Corp.
3.462% 9/06/29	1,125,000	916,287
4.700% 4/02/27	2,855,000	2,663,364
4.758% 9/06/49	805,000	548,672
Imperial Brands Finance PLC
3.875% 7/26/29 (a)	1,627,000	1,381,148
Reynolds American, Inc.
5.850% 8/15/45	1,025,000	804,198
Viterra Finance BV
3.200% 4/21/31 (a)	1,540,000	1,145,950
		8,704,051
Airlines — 0.2%
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A,
4.100% 4/01/28	1,096,517	948,614
United Airlines Pass-Through Trust, Series 2018-1, Class B,
4.600% 3/01/26	344,857	314,259
		1,262,873
Auto Manufacturers — 0.7%
Ford Motor Co.
6.100% 8/19/32	1,130,000	996,208
General Motors Co.
5.150% 4/01/38	785,000	631,691
6.800% 10/01/27	1,995,000	2,015,742
General Motors Financial Co., Inc.
3.100% 1/12/32 (b)	1,815,000	1,368,297
		5,011,938
Auto Parts & Equipment — 0.1%
Lear Corp.
3.550% 1/15/52	1,470,000	873,344
Banks — 6.5%
ABN AMRO Bank NV
4.750% 7/28/25 (a)	2,100,000	2,019,982
Bank Hapoalim BM 5 year CMT + 2.155%
3.255% VRN 1/21/32 (a)	2,800,000	2,323,882

	Principal Amount	Value
Bank of America Corp.
5 year CMT + 1.200% 2.482% VRN 9/21/36	$2,930,000	$2,117,890
5 year CMT + 2.000% 3.846% VRN 3/08/37	2,225,000	1,794,684
3 mo. USD LIBOR + 1.310% 4.271% VRN 7/23/29	615,000	558,837
6.110% 1/29/37	1,275,000	1,227,744
7.750% 5/14/38	1,055,000	1,170,365
The Bank of Nova Scotia 3 mo. USD LIBOR + 2.648%
4.650% VRN (c)	3,550,000	3,042,721
Barclays PLC
4.337% 1/10/28	1,600,000	1,426,274
5.200% 5/12/26	1,035,000	983,841
5 year CMT + 5.431% 8.000% VRN (c)	1,368,000	1,197,274
BPCE SA SOFR + 1.730%
3.116% VRN 10/19/32 (a)	2,080,000	1,477,210
Citigroup, Inc.
4.450% 9/29/27	1,075,000	994,776
3 mo. USD LIBOR + 4.068% 5.950% VRN 12/31/99 (c)	865,000	854,724
6.625% 6/15/32	500,000	505,340
Credit Suisse Group AG
SOFR + .980% 1.305% VRN 2/02/27 (a)	2,600,000	2,110,784
SOFR + 3.340% 6.373% VRN 7/15/26 (a)	863,000	833,982
Deutsche Bank AG SOFR + 1.318%
2.552% VRN 1/07/28	2,685,000	2,180,713
Discover Bank 5 year USD Swap + 1.730%
4.682% VRN 8/09/28	2,175,000	2,085,282
First Republic Bank
4.375% 8/01/46	1,970,000	1,530,980
The Goldman Sachs Group, Inc.
SOFR + 1.410% 3.102% VRN 2/24/33	1,550,000	1,229,951
6.750% 10/01/37	1,565,000	1,559,117
HSBC Holdings PLC
SOFR + 1.285% 2.206% VRN 8/17/29	1,355,000	1,049,000
4.375% 11/23/26	2,151,000	2,003,016
JP Morgan Chase & Co.
SOFR + 2.515% 2.956% VRN 5/13/31	1,350,000	1,068,799
5.600% 7/15/41	1,225,000	1,161,775
Mizrahi Tefahot Bank Ltd. 5 year CMT + 2.250%
3.077% VRN 4/07/31 (a)	3,585,000	3,006,919

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley
SOFR + 1.360% 2.484% VRN 9/16/36	$1,410,000	$1,009,927
SOFR + 2.620% 5.297% VRN 4/20/37	2,110,000	1,892,272
National Australia Bank Ltd. 5 year CMT + 1.700%
3.347% VRN 1/12/37 (a) (b)	3,060,000	2,348,100
		46,766,161
Beverages — 0.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
4.900% 2/01/46	2,725,000	2,361,634
Molson Coors Beverage Co.
4.200% 7/15/46	1,479,000	1,096,617
5.000% 5/01/42	350,000	293,949
		3,752,200
Biotechnology — 0.1%
Amgen, Inc.
3.000% 1/15/52	945,000	593,715
Chemicals — 0.6%
Celanese US Holdings LLC
6.050% 3/15/25	1,945,000	1,900,772
DuPont de Nemours, Inc.
5.319% 11/15/38	1,350,000	1,224,139
Syngenta Finance NV
4.441% 4/24/23 (a)	1,375,000	1,366,926
		4,491,837
Computers — 0.1%
Dell International LLC / EMC Corp.
8.100% 7/15/36	450,000	474,713
Diversified Financial Services — 3.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.300% 1/30/32	4,560,000	3,424,714
Antares Holdings LP
2.750% 1/15/27 (a)	985,000	784,587
3.950% 7/15/26 (a)	2,725,000	2,330,742
8.500% 5/18/25 (a)	1,185,000	1,209,543
Ares Finance Co. III LLC 5 year CMT + 3.237%
4.125% VRN 6/30/51 (a)	1,875,000	1,461,900
Ares Finance Co. LLC
4.000% 10/08/24 (a)	2,380,000	2,281,468
Avolon Holdings Funding Ltd.
2.528% 11/18/27 (a)	2,970,000	2,333,765
3.250% 2/15/27 (a)	1,945,000	1,629,525
4.250% 4/15/26 (a)	3,296,000	2,956,444

	Principal Amount	Value
5.500% 1/15/26 (a)	$205,000	$192,863
Blue Owl Finance LLC
3.125% 6/10/31 (a)	3,455,000	2,452,476
4.125% 10/07/51 (a)	1,875,000	1,083,417
Global Aircraft Leasing Co. Ltd.
6.500% 9/15/24 (a)	1,919,474	1,444,404
Synchrony Financial
3.950% 12/01/27	1,450,000	1,258,386
		24,844,234
Electric — 1.1%
The Cleveland Electric Illuminating Co.
5.950% 12/15/36	589,000	580,741
CMS Energy Corp.
4.700% 3/31/43	655,000	528,216
4.875% 3/01/44	700,000	604,479
Enel Finance International NV
5.000% 6/15/32 (a)	1,650,000	1,407,285
NextEra Energy Capital Holdings, Inc. 5 year CMT + 2.547%
3.800% VRN 3/15/82	1,275,000	1,001,167
Pacific Gas and Electric Co.
2.500% 2/01/31	1,035,000	752,794
PG&E Wildfire Recovery Funding LLC
4.674% 12/01/51	1,200,000	1,061,150
Texas Electric Market Stabilization Funding N LLC
5.167% 2/01/50 (a)	2,000,000	1,972,160
		7,907,992
Entertainment — 0.2%
Warnermedia Holdings, Inc.
4.279% 3/15/32 (a)	2,080,000	1,710,853
Food — 1.1%
JBS USA Food Co.
3.625% 1/15/32 (a)	4,750,000	3,710,937
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
5.500% 1/15/30 (a)	928,000	855,171
Kraft Heinz Foods Co.
4.875% 10/01/49	1,490,000	1,228,202
Smithfield Foods, Inc.
2.625% 9/13/31 (a)	1,555,000	1,142,947
3.000% 10/15/30 (a)	1,208,000	932,361
		7,869,618

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Gas — 0.4%
CenterPoint Energy Resources Corp.
6.625% 11/01/37	$1,500,000	$1,504,911
NiSource, Inc.
4.800% 2/15/44	1,350,000	1,124,876
		2,629,787
Housewares — 0.1%
Newell Brands, Inc.
6.375% 9/15/27	1,125,000	1,114,009
Insurance — 7.3%
Allianz SE 5 year CMT + 2.973%
3.500% VRN (a) (c)	4,400,000	3,367,936
The Allstate Corp. 3 mo. USD LIBOR + 2.938%
5.750% VRN 8/15/53	3,220,000	2,964,596
American International Group, Inc. 3 mo. USD LIBOR + 2.868%
5.750% VRN 4/01/48 (b)	2,454,000	2,261,380
AmTrust Financial Services, Inc.
6.125% 8/15/23	4,330,000	4,278,703
Ascot Group Ltd.
4.250% 12/15/30 (a)	2,215,000	1,847,317
Athene Global Funding
2.673% 6/07/31 (a)	3,080,000	2,302,798
AXIS Specialty Finance LLC 5 year CMT + 3.186%
4.900% VRN 1/15/40	1,670,000	1,356,875
Brighthouse Financial, Inc.
4.700% 6/22/47	1,525,000	1,079,993
5.625% 5/15/30	2,074,000	1,943,317
CNO Financial Group, Inc.
5.250% 5/30/29	2,801,000	2,607,480
Corebridge Financial, Inc. 5 year CMT + 3.846%
6.875% VRN 12/15/52 (a)	559,000	509,868
Enstar Finance LLC 5 year CMT + 5.468%
5.750% VRN 9/01/40	2,700,000	2,407,145
Enstar Group Ltd.
4.950% 6/01/29	2,050,000	1,839,645
Global Atlantic Fin Co.
3.125% 6/15/31 (a)	4,161,000	3,045,837
5 year CMT + 3.796% 4.700% VRN 10/15/51 (a)	3,580,000	2,693,137
Hanwha Life Insurance Co. Ltd. 5 year CMT + 1.850%
3.379% VRN 2/04/32 (a)	2,585,000	2,159,296
Hill City Funding Trust
4.046% 8/15/41 (a)	4,055,000	2,729,342

	Principal Amount	Value
Jackson Financial, Inc.
3.125% 11/23/31	$1,034,000	$777,615
Liberty Mutual Group, Inc. 5 year CMT + 3.315%
4.125% VRN 12/15/51 (a)	1,225,000	949,858
Markel Corp. 5 year CMT + 5.662%
6.000% VRN (c)	1,755,000	1,703,596
MetLife Capital Trust IV
7.875% 12/15/37 (a)	925,000	987,437
Prudential Financial, Inc.
3 mo. USD LIBOR + 3.920% 5.625% VRN 6/15/43	1,300,000	1,280,838
3 mo. USD LIBOR + 2.665% 5.700% VRN 9/15/48 (b)	1,396,000	1,303,515
Sammons Financial Group, Inc.
3.350% 4/16/31 (a)	4,980,000	3,733,774
4.450% 5/12/27 (a)	80,000	73,124
4.750% 4/08/32 (a)	90,000	73,415
Teachers Insurance & Annuity Association of America
4.270% 5/15/47 (a)	1,025,000	832,482
USF&G Capital I
8.500% 12/15/45 (a)	1,015,000	1,159,185
		52,269,504
Internet — 0.2%
Netflix, Inc.
5.875% 11/15/28	1,855,000	1,805,880
Investment Companies — 2.0%
Ares Capital Corp.
2.150% 7/15/26	2,275,000	1,907,345
BlackRock TCP Capital Corp.
3.900% 8/23/24	1,137,000	1,089,031
Blackstone Private Credit Fund
1.750% 9/15/24	370,000	337,267
2.625% 12/15/26	3,660,000	3,005,787
Golub Capital BDC, Inc.
2.500% 8/24/26	1,165,000	976,942
3.375% 4/15/24	2,745,000	2,634,995
OWL Rock Core Income Corp.
4.700% 2/08/27	2,025,000	1,774,384
Sixth Street Specialty Lending, Inc.
3.875% 11/01/24	2,705,000	2,574,461
		14,300,212
Iron & Steel — 0.1%
Vale Overseas Ltd.
6.875% 11/21/36	1,100,000	1,044,037
Lodging — 0.3%
Las Vegas Sands Corp.
3.200% 8/08/24	2,305,000	2,173,408

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Media — 0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.900% 6/01/52	$750,000	$464,398
6.484% 10/23/45	1,905,000	1,674,349
Comcast Corp.
2.937% 11/01/56	1,244,000	742,639
3.969% 11/01/47	660,000	504,711
Discovery Communications LLC
4.000% 9/15/55	1,186,000	699,254
4.650% 5/15/50	705,000	482,451
Time Warner Cable, Inc.
6.750% 6/15/39	655,000	585,570
		5,153,372
Metal Fabricate & Hardware — 0.2%
The Timken Co.
4.500% 12/15/28	1,580,000	1,443,663
Mining — 0.2%
Glencore Finance Canada Ltd.
5.550% STEP 10/25/42 (a)	857,000	726,496
Teck Resources Ltd.
6.000% 8/15/40	1,022,000	901,478
		1,627,974
Oil & Gas — 2.4%
BP Capital Markets PLC
5 year CMT + 4.036% 4.375% VRN (c)	2,675,000	2,474,375
5 year CMT + 4.398% 4.875% VRN (c)	1,540,000	1,320,185
Cenovus Energy, Inc.
6.750% 11/15/39	1,176,000	1,167,908
Devon Energy Corp.
5.600% 7/15/41	1,075,000	962,750
EQT Corp.
3.900% 10/01/27	1,870,000	1,701,940
7.000% STEP 2/01/30	1,965,000	2,027,684
Occidental Petroleum Corp.
6.600% 3/15/46	1,228,000	1,264,840
Ovintiv, Inc.
6.500% 8/15/34	1,110,000	1,080,694
6.500% 2/01/38	530,000	514,396
Patterson-UTI Energy, Inc.
3.950% 2/01/28	2,415,000	1,981,491
5.150% 11/15/29	1,350,000	1,114,281
Petroleos Mexicanos
5.350% 2/12/28	925,000	703,638
6.375% 1/23/45	640,000	353,600
6.500% 3/13/27	295,000	247,063

	Principal Amount	Value
6.625% 6/15/38	$202,000	$118,550
		17,033,395
Oil & Gas Services — 0.6%
NOV, Inc.
3.600% 12/01/29	3,570,000	3,017,008
3.950% 12/01/42	1,778,000	1,183,732
		4,200,740
Pharmaceuticals — 0.8%
AbbVie, Inc.
4.700% 5/14/45	815,000	689,452
Cigna Corp.
4.800% 7/15/46	1,105,000	945,905
CVS Health Corp.
5.050% 3/25/48	370,000	324,608
6.125% 9/15/39	895,000	913,303
CVS Pass-Through Trust
5.926% 1/10/34 (a)	1,609,832	1,592,375
Utah Acquisition Sub, Inc.
5.250% 6/15/46	1,750,000	1,233,882
		5,699,525
Pipelines — 2.2%
Energy Transfer LP
6.125% 12/15/45	1,235,000	1,083,205
3 mo. USD LIBOR + 4.028% 6.250% VRN (c)	2,635,000	2,160,700
EnLink Midstream Partners LP
4.150% 6/01/25	1,181,000	1,096,263
4.850% 7/15/26	996,000	915,775
Enterprise Products Operating LLC 3 mo. USD LIBOR + 3.033%
5.250% VRN 8/16/77	2,550,000	2,130,771
MPLX LP 3 mo. USD LIBOR + 4.652%
6.875% VRN (c)	2,425,000	2,382,562
Plains All American Pipeline LP 3 mo. USD LIBOR + 4.110%
6.125% VRN (c)	2,590,000	2,111,391
Plains All American Pipeline LP/PAA Finance Corp.
3.800% 9/15/30	770,000	645,396
4.700% 6/15/44	1,525,000	1,092,776
6.650% 1/15/37	475,000	441,044
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
6.875% 1/15/29	1,692,000	1,670,021
		15,729,904

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Private Equity — 0.4%
Apollo Management Holdings LP 5 year CMT + 3.266%
4.950% VRN 1/14/50 (a)	$1,970,000	$1,674,500
KKR Group Finance Co. VIII LLC
3.500% 8/25/50 (a)	920,000	631,615
KKR Group Finance Co. X LLC
3.250% 12/15/51 (a)	1,135,000	738,553
		3,044,668
Real Estate Investment Trusts (REITS) — 2.3%
Broadstone Net Lease LLC
2.600% 9/15/31	2,050,000	1,508,548
Global Net Lease, Inc./Global Net Lease Operating Partnership LP
3.750% 12/15/27 (a)	2,675,000	2,087,572
Host Hotels & Resorts LP
2.900% 12/15/31	640,000	469,468
3.500% 9/15/30	2,756,000	2,197,071
Invitation Homes Operating Partnership LP
4.150% 4/15/32	520,000	439,232
Kimco Realty Corp.
4.125% 12/01/46	855,000	636,318
4.450% 9/01/47	1,055,000	820,868
Omega Healthcare Investors, Inc.
3.375% 2/01/31	1,800,000	1,371,820
Piedmont Operating Partnership LP
2.750% 4/01/32	1,155,000	821,978
Rexford Industrial Realty LP
2.125% 12/01/30	1,175,000	895,502
Service Properties Trust
4.500% 6/15/23	953,000	930,366
4.950% 10/01/29	1,445,000	989,666
Spirit Realty LP
2.700% 2/15/32	715,000	516,339
3.200% 1/15/27	425,000	372,973
3.400% 1/15/30	490,000	397,983
4.000% 7/15/29	2,405,000	2,070,204
		16,525,908
Software — 0.3%
Electronic Arts, Inc.
2.950% 2/15/51 (b)	1,150,000	751,476
Microsoft Corp.
2.921% 3/17/52	1,560,000	1,101,822
		1,853,298

	Principal Amount	Value
Telecommunications — 1.4%
AT&T, Inc.
3.550% 9/15/55	$4,675,000	$3,066,310
British Telecommunications PLC
9.625% STEP 12/15/30	725,000	837,335
Crown Castle Towers LLC
4.241% 7/15/28 (a)	1,750,000	1,597,696
Sprint Capital Corp.
8.750% 3/15/32	1,550,000	1,796,062
Verizon Communications, Inc.
2.987% 10/30/56	2,599,000	1,545,165
Vodafone Group PLC
5.250% 5/30/48	1,245,000	1,031,031
		9,873,599
Venture Capital — 0.6%
Hercules Capital, Inc.
2.625% 9/16/26	3,662,000	2,997,833
3.375% 1/20/27	1,415,000	1,187,579
		4,185,412

TOTAL CORPORATE DEBT (Cost $338,876,968)		278,681,089

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 29.8%
Commercial Mortgage-Backed Securities — 10.0%
Banc of America Merrill Lynch Trust, Series 2018-DSNY, Class C, 1 mo. USD LIBOR + 1.350%
4.168% FRN 9/15/34 (a)	760,000	726,826
BANK, Series 2020-BN30, Class MCDF,
3.016% VRN 12/15/53 (d)	3,165,000	2,116,321
BBCMS Mortgage Trust
Series 2018-CHRS, Class B, 4.409% VRN 8/05/38 (a) (d)	2,200,000	1,937,491
Series 2018-CHRS, Class C, 4.409% VRN 8/05/38 (a) (d)	1,590,000	1,351,283
Series 2018-CHRS, Class D, 4.409% VRN 8/05/38 (a) (d)	1,220,000	975,693
Benchmark Mortgage Trust
Series 2021-B23, Class 360A, 2.852% VRN 2/15/54 (a) (d)	3,150,000	2,381,339
Series 2021-B23, Class 360B, 2.852% VRN 2/15/54 (a) (d)	4,800,000	3,395,452
Series 2021-B25, Class 300C, 3.094% VRN 4/15/54 (a) (d)	3,100,000	2,284,914
BGME Trust
Series 2021-VR, Class C, 3.094% VRN 1/10/43 (a) (d)	16,248,000	12,927,071

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2021-VR, Class D, 3.094% VRN 1/10/43 (a) (d)	$3,790,000	$2,915,599
BX Commercial Mortgage Trust
Series 2021-VOLT, Class E, 1 mo. USD LIBOR + 2.000% 4.818% FRN 9/15/36 (a)	5,343,000	4,927,423
Series 2019-XL, Class F, 1 mo. USD LIBOR + 2.000% 4.818% FRN 10/15/36 (a)	2,221,900	2,145,998
Citigroup Commercial Mortgage Trust, Series 2019-GC41, Class C
3.502% 8/10/56	1,259,000	996,406
COLEM Mortgage Trust, Series 2022-HLNE,
2.543% VRN 4/12/42 (a) (d)	1,900,000	1,488,635
Commercial Mortgage Pass-Through Certificates
Series 2015-CR23, Class B, 4.183% VRN 5/10/48 (d)	1,200,000	1,132,842
Series 2015-CR23, Class C, 4.428% VRN 5/10/48 (d)	1,050,000	980,774
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class E, 1 mo. USD LIBOR + 2.150%
4.968% FRN 5/15/36 (a)	750,000	729,394
DROP Mortgage Trust
Series 2021-FILE, Class C, 1 mo. USD LIBOR + 2.250% 5.070% FRN 10/15/43 (a)	3,365,000	3,198,704
Series 2021-FILE, Class D, 1 mo. USD LIBOR + 2.750% 5.570% FRN 10/15/43 (a)	1,162,000	1,087,795
GS Mortgage Securities Trust, Series 2019-GC39, Class C,
4.005% VRN 5/10/52 (d)	1,357,000	1,140,848
KIND Trust, Series 2021-KIND, Class C, 1 mo. USD LIBOR + 1.750%
4.568% FRN 8/15/38 (a)	3,077,756	2,933,454
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 1 mo. USD LIBOR + 1.800%
4.618% FRN 5/15/36 (a)	1,730,000	1,658,162
Life Mortgage Trust, Series 2021-BMR, Class E, 1 mo. USD LIBOR + 1.750%
4.568% FRN 3/15/38 (a)	2,505,591	2,313,066
MFT Trust
Series 2020-ABC, Class A, 3.358% 2/10/42 (a)	1,185,000	942,515
Series 2020-ABC, Class B, 3.593% VRN 2/10/42 (a) (d)	1,278,000	991,606

	Principal Amount	Value
MHC Commercial Mortgage Trust, Series 2021-MHC, Class E, 1 mo. USD LIBOR + 2.101%
4.919% FRN 4/15/38 (a)	$5,140,000	$4,785,179
MKT Mortgage Trust
Series 2020-525M, Class D, 3.039% VRN 2/12/40 (a) (d)	595,000	427,142
Series 2020-525M, Class E, 3.039% VRN 2/12/40 (a) (d)	1,220,000	904,674
VASA Trust, Series 2021-VASA, Class D, 1 mo. USD LIBOR + 2.100%
4.918% FRN 7/15/39 (a)	4,879,000	4,591,670
Wells Fargo Commercial Mortgage Trust
Series 2018-C45, Class B, 4.556% 6/16/51	390,000	347,540
Series 2021-FCMT, Class B, 1 mo. USD LIBOR + 1.850% 4.668% FRN 5/15/31 (a)	3,000,000	2,882,249
		71,618,065
Other Asset-Backed Securities — 13.7%
522 Funding CLO Ltd., Series 2018-3A, Class CR, 3 mo. USD LIBOR + 2.050%
4.760% FRN 10/20/31 (a)	1,250,000	1,139,492
AASET Trust
Series 2020-1A, Class A, 3.351% 1/16/40 (a)	1,075,389	867,630
Series 2021-2A, Class B, 3.538% 1/15/47 (a)	1,133,019	853,300
Anchorage Capital CLO 9 Ltd., Series 2016-9A, Class CR2, 3 mo. USD LIBOR + 2.250%
4.762% FRN 7/15/32 (a)	830,000	756,725
Apidos CLO XXV, Series 2016-25A, Class A2R, 3 mo. USD LIBOR + 1.700%
4.410% FRN 10/20/31 (a)	2,610,000	2,485,905
Ballyrock CLO Ltd., Series 2019-2A, Class CR, 3 mo. USD LIBOR + 3.150%
6.134% FRN 11/20/30 (a)	800,000	709,083
Benefit Street Partners CLO V-B Ltd., Series 2018-5BA, Class A1A, 3 mo. USD LIBOR + 1.090%
3.800% FRN 4/20/31 (a)	1,920,000	1,873,427
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A
2.940% 5/25/29 (a)	251,757	244,113

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Business Jet Securities LLC, Series 2021-1A, Class C
5.067% 4/15/36 (a)	$1,061,395	$967,696
Canyon Capital CLO Ltd., Series 2019-2A, Class CR, 3 mo. USD LIBOR + 2.150%
4.662% FRN 10/15/34 (a)	800,000	713,541
Capital Automotive REIT
Series 2020-1A, Class A3, 3.250% 2/15/50 (a)	557,168	484,228
Series 2020-1A, Class A6, 3.810% 2/15/50 (a)	489,816	431,022
Castlelake Aircraft Securitization Trust, Series 2019-1A, Class A
3.967% 4/15/39 (a)	652,005	562,414
CBAM Ltd., Series 2018-6A, Class B1R, 3 mo. TSFR + 2.362%
4.690% FRN 1/15/31 (a)	1,200,000	1,176,292
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, 3 mo. USD LIBOR + .980%
3.690% FRN 4/20/31 (a)	1,000,000	975,917
Eaton Vance CLO Ltd.
Series 2018-1A, Class B, 3 mo. USD LIBOR + 1.750% 4.262% FRN 10/15/30 (a)	1,700,000	1,614,801
Series 2020-1A, Class CR, 3 mo. USD LIBOR + 2.050% 4.562% FRN 10/15/34 (a)	400,000	361,269
Elmwood CLO III Ltd., Series 2019-3A, Class BR, 3 mo. USD LIBOR + 1.650%
4.360% FRN 10/20/34 (a)	1,300,000	1,218,121
Elmwood CLO IV Ltd., Series 2020-1A, Class A, 3 mo. USD LIBOR + 1.240%
3.752% FRN 4/15/33 (a)	1,000,000	966,961
FCI Funding LLC, Series 2019-1A, Class A
3.630% 2/18/31 (a)	32,320	32,304
Flexential Issuer
Series 2021-1A, Class B, 3.720% 11/27/51 (a)	4,000,000	3,500,449
Series 2021-1A, Class C, 6.930% 11/27/51 (a)	4,000,000	3,440,851
Goldentree Loan Management US CLO Ltd., Series 2019-5A, Class CR, 3 mo. USD LIBOR + 2.050%
4.760% FRN 10/20/32 (a)	800,000	738,102
Goodgreen Trust
Series 2019-2A, Class A, 2.760% 4/15/55 (a)	2,449,724	2,076,911

	Principal Amount	Value
Series 2016-1A, Class A, 3.230% 10/15/52 (a)	$954,114	$857,019
Series 2017-1A, Class A, 3.740% 10/15/52 (a)	463,043	425,776
Series 2019-1A, Class A, 3.860% 10/15/54 (a)	978,744	901,553
Series 2018-1A, Class A, 3.930% VRN 10/15/53 (a) (d)	1,224,706	1,117,610
Hero Funding Trust
Series 2016-3A, Class A1, 3.080% 9/20/42 (a)	398,439	374,420
Series 2017-3A, Class A1, 3.190% 9/20/48 (a)	446,003	402,224
Series 2017-2A, Class A1, 3.280% 9/20/48 (a)	132,848	121,973
Series 2016-4A, Class A1, 3.570% 9/20/47 (a)	421,860	400,371
Series 2017-2A, Class A2, 4.070% 9/20/48 (a)	106,801	99,119
Series 2018-1A, Class A2, 4.670% 9/20/48 (a)	788,028	752,200
Highbridge Loan Management Ltd., Series 13A-18, Class C, 3 mo. USD LIBOR + 2.150%
4.662% FRN 10/15/30 (a)	1,000,000	908,921
Horizon Aircraft Finance I Ltd., Series 2018-1, Class A
4.458% 12/15/38 (a)	1,004,921	809,253
Horizon Aircraft Finance II Ltd, Series 2019-1, Class A
3.721% 7/15/39 (a)	1,343,349	1,122,430
Horizon Aircraft Finance III Ltd., Series 2019-2, Class A
3.425% 11/15/39 (a)	3,328,482	2,786,726
KREF Ltd.
Series 2021-FL2, Class B, 1 mo. USD LIBOR + 1.650% 4.589% FRN 2/15/39 (a)	3,500,000	3,328,551
Series 2021-FL2, Class C, 1 mo. USD LIBOR + 2.000% 4.939% FRN 2/15/39 (a)	5,800,000	5,514,461
Series 2021-FL2, Class D, 1 mo. USD LIBOR + 2.200% 5.139% FRN 2/15/39 (a)	3,200,000	3,000,595
Labrador Aviation Finance Ltd., Series 2016-1A, Class A1
4.300% 1/15/42 (a)	1,809,171	1,411,153
MACH 1 Cayman Ltd., Series 2019-1, Class A
3.474% 10/15/39 (a)	1,915,112	1,683,599

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Madison Park Funding Ltd.
Series 2018-28A, Class B, 3 mo. USD LIBOR + 1.600% 4.112% FRN 7/15/30 (a)	$2,090,000	$1,990,131
Series 2018-32A, Class CR, 3 mo. USD LIBOR + 2.000% 4.759% FRN 1/22/31 (a)	1,750,000	1,614,884
Series 2018-29A, Class C, 3 mo. USD LIBOR + 2.200% 4.940% FRN 10/18/30 (a)	680,000	633,968
Mariner Finance Issuance Trust
Series 2021-AA, Class B, 2.330% 3/20/36 (a)	1,771,000	1,573,872
Series 2021-AA, Class C, 2.960% 3/20/36 (a)	835,000	725,062
Mosaic Solar Loans LLC
Series 2017-2A, Class A, 3.820% 6/22/43 (a)	363,750	333,208
Series 2018-1A, Class A, 4.010% 6/22/43 (a)	163,517	153,901
Series 2017-1A, Class A, 4.450% 6/20/42 (a)	159,827	152,413
Neuberger Berman Loan Advisers CLO Ltd., Series 2015-45A, Class B, 3 mo. USD LIBOR + 1.650%
4.133% FRN 10/14/35 (a)	1,350,000	1,265,564
New Residential Advance Receivables Trust, Series 2020-T1, Class ET1
5.467% 8/15/53 (a)	2,495,000	2,375,178
Octagon Investment Partners 39 Ltd., Series 2018-3A, Class C, 3 mo. USD LIBOR + 2.200%
4.910% FRN 10/20/30 (a)	1,180,000	1,100,074
Parallel Ltd., Series 2021-2A, Class A2, 3 mo. USD LIBOR + 1.850%
4.560% FRN 10/20/34 (a)	550,000	505,784
Pioneer Aircraft Finance Ltd., Series 2019-1, Class A
3.967% 6/15/44 (a)	1,530,381	1,374,951
Rad CLO 12 Ltd., Series 2021-12A, Class A, 3 mo. USD LIBOR + 1.170%
3.952% FRN 10/30/34 (a)	2,000,000	1,906,178
Rad CLO 15 Ltd., Series 2021-15A, Class C, 3 mo. USD LIBOR + 2.050%
4.760% FRN 1/20/34 (a)	1,000,000	909,658
Regatta XIV Funding Ltd., Series 2018-3A, Class B, 3 mo. USD LIBOR + 1.850%
4.633% FRN 10/25/31 (a)	1,030,000	965,152

	Principal Amount	Value
Sierra Receivables Funding LLC
Series 2021-1A, Class D, 3.170% 11/20/37 (a)	$933,304	$863,718
Series 2018-3A, Class D, 5.200% 9/20/35 (a)	399,319	392,125
Steele Creek CLO Ltd., Series 2018-2A, Class C, 3 mo. USD LIBOR + 2.300%
5.261% FRN 8/18/31 (a)	1,660,000	1,502,549
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-GEL1, Class M2, 1 mo. USD LIBOR + 1.200%
4.284% FRN 11/25/35 (a)	552,357	537,563
Structured Receivables Finance LLC, Series 2010-B, Class A
3.730% 8/15/36 (a)	108,369	104,001
Sunnova Helios II Issuer LLC, Series 2018-1A, Class A
4.870% 7/20/48 (a)	571,410	520,022
SuttonPark Structured Settlements LLC, Series 2017-1A, Class A
4.190% 1/15/71 (a)	1,715,403	1,521,941
THL Credit Wind River CLO Ltd., Series 2018-3A, Class B, 3 mo. USD LIBOR + 1.700%
4.410% FRN 1/20/31 (a)	2,440,000	2,298,134
Thrust Engine Leasing
Series 2021-1A, Class A, 4.163% 7/15/40 (a)	3,523,468	2,943,752
Series 2021-1A, Class B, 6.121% 7/15/40 (a)	1,599,845	1,293,398
Series 2021-1A, Class C, 7.386% 7/15/40 (a)	1,111,021	912,197
TICP CLO XIV Ltd., Series 2019-14A, Class A2R, 3 mo. USD LIBOR + 1.650%
4.360% FRN 10/20/32 (a)	1,100,000	1,041,850
TICP CLO XV Ltd., Series 2020-15A, Class A, 3 mo. USD LIBOR + 1.280%
3.990% FRN 4/20/33 (a)	4,200,000	4,070,959
Vivint Solar Financing V LLC, Series 2018-1A, Class B
7.370% 4/30/48 (a)	2,214,338	2,051,289
Voya CLO Ltd., Series 2015-3A, Class A3R, 3 mo. USD LIBOR + 1.700%
4.410% FRN 10/20/31 (a)	1,500,000	1,405,366
WAVE LLC
Series 2019-1A, Class A, 3.597% 9/15/44 (a)	4,262,905	3,372,862

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2017-1A, Class A, 3.844% 11/15/42 (a)	$364,457	$277,753
Series 2017-1A, Class C, 6.656% 11/15/42 (a)	2,006,491	651,889
Willis Engine Structured Trust IV, Series 2018-A, Class A,
4.750% STEP 9/15/43 (a)	1,026,799	737,972
		98,287,826
Student Loans Asset-Backed Securities — 3.2%
College Avenue Student Loans LLC
Series 2019-A, Class B, 3.810% 12/28/48 (a)	1,703,599	1,594,789
Series 2019-A, Class C, 4.460% 12/28/48 (a)	1,138,783	1,080,806
Education Loan Asset-Backed Trust I
Series 2003-1, Class A2, 0.000%FRN 2/01/43 (a) (d)	1,300,000	1,201,567
Series 2003-2, Class 2A1, 0.000%FRN 8/01/43 (a) (d)	1,950,000	1,810,396
Series 2013-1, Class B1, 1 mo. USD LIBOR + 1.000% 4.084% FRN 11/25/33 (a)	766,413	736,226
Higher Education Funding I
Series 2004-1, Class B2, 0.000%FRN 1/01/44 (a) (d)	600,000	522,938
Series 2004-1, Class B1, 1.796% FRN 1/01/44 (a) (d)	600,000	540,202
Laurel Road Prime Student Loan Trust
Series 2017-B, Class BFX, 3.020% 8/25/42 (a)	538,731	525,859
Series 2018-B, Class BFX, 3.720% 5/26/43 (a)	436,918	413,995
Navient Student Loan Trust
Series 2018-EA, Class B, 4.440% 12/15/59 (a)	730,000	682,007
Series 2015-3, Class B, 1 mo. USD LIBOR + 1.500% 4.584% FRN 10/25/58	1,200,000	1,187,639
Nelnet Student Loan Trust
Series 2019-5, Class B, 3.450% 10/25/67 (a)	2,850,000	2,387,186
Series 2014-3A, Class B, 1 mo. USD LIBOR + 1.500% 4.584% FRN 10/25/50 (a)	975,000	974,986
Series 2014-5A, Class B, 1 mo. USD LIBOR + 1.500% 4.584% FRN 5/26/54 (a)	1,300,000	1,299,990
Series 2015-2A, Class B, 1 mo. USD LIBOR + 1.500% 4.584% FRN 5/26/54 (a)	1,130,000	1,129,991
Series 2015-3A, Class B, 1 mo. USD LIBOR + 1.500% 4.584% FRN 6/25/54 (a)	1,100,000	1,052,250

	Principal Amount	Value
SLC Student Loan Trust, Series 2005-1, Class B, 3 mo. USD LIBOR + .200%
3.105% FRN 2/15/45	$1,126,974	$1,049,924
SLM Student Loan Trust
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 2.993% FRN 10/25/40	1,554,780	1,457,848
Series 2005-8, Class B, 3 mo. USD LIBOR + .310% 3.093% FRN 1/25/55	1,009,254	957,527
SoFi Alternative Trust, Series 2019-C, Class PT,
5.511% VRN 1/25/45 (a) (d)	2,490,443	2,377,071
		22,983,197
Whole Loan Collateral Collateralized Mortgage Obligations — 2.8%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7,
3.986% VRN 8/25/34 (d)	31,321	29,741
CSMC, Series 2021-NQM3, Class M1,
2.317% VRN 4/25/66 (a) (d)	1,670,000	1,233,129
Flagstar Mortgage Trust, Series 2021-6INV, Class A18,
2.500% VRN 8/25/51 (a) (d)	4,795,797	3,707,002
New Residential Mortgage Loan Trust, Series 2021-INV1, Class A4,
2.500% VRN 6/25/51 (a) (d)	2,887,257	2,231,759
NewRez Warehouse Securitization Trust, Series 2021-1, Class D, 1 mo. USD LIBOR + 1.400%
4.484% FRN 5/25/55 (a)	3,340,000	3,208,327
NMLT Trust, Series 2021-INV1, Class M1,
2.711% VRN 5/25/56 (a) (d)	3,723,000	2,749,878
Sequoia Mortgage Trust, Series 2018-CH2, Class A3,
4.000% VRN 6/25/48 (a) (d)	226,560	216,653
STAR Trust, Series 2021-1, Class M1,
2.363% VRN 5/25/65 (a) (d)	5,273,000	4,432,252
Starwood Mortgage Residential Trust, Series 2021-3, Class M1,
2.491% VRN 6/25/56 (a) (d)	1,840,000	1,287,601
Verus Securitization Trust, Series 2021-R3, Class M1,
2.411% VRN 4/25/64 (a) (d)	1,491,000	1,375,774
Wells Fargo Mortgage Backed Securities Trust, Series 2019-1, Class A1,
3.946% VRN 11/25/48 (a) (d)	46,894	46,013
		20,518,129

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Whole Loan Collateral Support Collateralized Mortgage Obligations — 0.1%
JP Morgan Mortgage Trust, Series 2017-1, Class A11,
3.450% VRN 1/25/47 (a) (d)	$529,325	$475,947

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $242,661,644)		213,883,164

SOVEREIGN DEBT OBLIGATIONS — 0.5%
Mexico Government International Bond
3.500% 2/12/34	2,030,000	1,543,916
4.750% 3/08/44	3,028,000	2,318,219
		3,862,135

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $5,060,264)		3,862,135

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (e) — 24.9%
Collateralized Mortgage Obligations — 0.0%
Federal Home Loan Mortgage Corp. Series 2178, Class PB 7.000% 8/15/29	70,767	72,675
Pass-Through Securities — 24.9%
Federal Home Loan Mortgage Corp.
Pool #RA4245 2.000% 12/01/50	4,586,788	3,741,212
Pool #RA4255 2.000% 1/01/51	9,587,853	7,826,321
Pool #SD0905 3.000% 3/01/52	3,789,818	3,317,365
Pool #RA2483 3.500% 6/01/50	5,736,171	5,211,423
Pool #Z40047 4.000% 10/01/41	74,565	72,070
Pool #SD1523 4.000% 8/01/52	5,287,969	4,931,020
Pool #SD1603 4.000% 9/01/52	3,275,000	3,041,240
Federal National Mortgage Association
Pool #FM8596 2.500% 9/01/51	2,456,151	2,078,973
Pool #MA3029 3.000% 6/01/32	1,886,105	1,779,881
Pool #MA3090 3.000% 8/01/32	633,721	598,030
Pool #FS1075 3.000% 3/01/52	3,828,408	3,354,733
Pool #CB3304 3.000% 4/01/52	5,744,873	5,034,081
Pool #CB3305 3.000% 4/01/52	6,810,117	5,959,014
Pool #775539 12 mo. USD LIBOR + 1.641% 3.391% FRN 5/01/34	42,317	42,877
Pool #AS1304 3.500% 12/01/28	523,021	498,895
Pool #MA1356 3.500% 2/01/43	3,755,044	3,439,400
Pool #CA6096 3.500% 6/01/50	7,248,569	6,583,201
Pool #FM4017 3.500% 8/01/50	394,173	357,744
Pool #CB3842 3.500% 6/01/52	10,678,332	9,644,745

	Principal Amount	Value
Pool #CA1909 4.500% 6/01/48	$2,321,184	$2,246,102
Pool #CB3866 4.500% 6/01/52	5,965,621	5,696,220
Pool #CB4129 4.500% 7/01/52	5,352,402	5,109,020
Pool #AD6437 5.000% 6/01/40	226,240	227,270
Pool #AD6996 5.000% 7/01/40	1,392,906	1,399,823
Pool #AL8173 5.000% 2/01/44	458,679	462,737
Government National Mortgage Association
Pool #781038 6.500% 5/15/29	21,412	22,068
Pool #781468 6.500% 7/15/32	1,588	1,655
Pool #781496 6.500% 9/15/32	7,538	7,829
Pool #345964 7.000% 11/15/23	28	28
Pool #380866 7.000% 3/15/24	149	150
Pool #781124 7.000% 12/15/29	2,883	2,991
Pool #781319 7.000% 7/15/31	56,172	58,655
Pool #581417 7.000% 7/15/32	8,792	9,110
Pool #565982 7.000% 7/15/32	11,327	11,927
Pool #357262 7.500% 9/15/23	111	112
Pool #441009 8.000% 11/15/26	433	450
Pool #522777 8.000% 12/15/29	3,351	3,512
Pool #523043 8.000% 3/15/30	114	120
Pool #529134 8.000% 3/15/30	1,218	1,292
Pool #477036 8.000% 4/15/30	129	136
Pool #503157 8.000% 4/15/30	10,394	11,022
Pool #528714 8.000% 4/15/30	961	1,021
Pool #544640 8.000% 11/15/30	8,342	8,877
Pool #531298 8.500% 8/15/30	605	641
Government National Mortgage Association II
Pool #MA6038 3.000% 7/20/49	2,948,834	2,648,542
Pool #MA6283 3.000% 11/20/49	5,268,124	4,716,010
Pool #MA6409 3.000% 1/20/50	5,468,344	4,887,984
Pool #MA4321 3.500% 3/20/47	3,280,401	3,022,517
Government National Mortgage Association II TBA
2.500% 12/01/51 (f)	2,000,000	1,718,594
3.000% 1/01/52 (f)	4,100,000	3,621,453
3.500% 3/01/52 (f)	5,280,000	4,799,025
4.500% 6/01/52 (f)	2,000,000	1,912,656
Uniform Mortgage Backed Securities TBA
2.500% 12/01/51 (f)	16,750,000	14,066,074
3.000% 2/01/52 (f)	11,225,000	9,765,750
3.500% 3/01/52 (f)	2,150,000	1,934,328
4.000% 5/01/52 (f)	23,625,000	21,908,497
4.500% 6/01/52 (f)	15,225,000	14,492,297

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
5.000% 7/01/52 (f)	$6,575,000	$6,400,352
		178,689,072

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $195,145,840)		178,761,747

U.S. TREASURY OBLIGATIONS — 4.4%
U.S. Treasury Bonds & Notes — 4.4%
U.S. Treasury Bond
2.250% 8/15/49 (g)	34,400,000	25,171,127
3.500% 2/15/39	3,700,000	3,520,203
U.S. Treasury Note
3.000% 7/31/24	3,000,000	2,933,906
		31,625,236

TOTAL U.S. TREASURY OBLIGATIONS (Cost $40,571,516)		31,625,236

TOTAL BONDS & NOTES (Cost $822,316,232)		706,813,371

	Number of Shares
MUTUAL FUNDS — 0.1%
Diversified Financial Services — 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio (h)	832,510	832,510

TOTAL MUTUAL FUNDS (Cost $832,510)		832,510

TOTAL LONG-TERM INVESTMENTS (Cost $823,148,742)		707,645,881

	Principal Amount
SHORT-TERM INVESTMENTS — 12.7%
Commercial Paper — 12.2%
Amcor Flexibles North America, Inc.
3.632% 11/01/22 (a)	2,000,000	1,993,805
American Electric Power Co., Inc.
3.787% 11/03/22 (a)	4,000,000	3,986,581
Cox Enterprises, Inc.
3.348% 10/05/22 (a)	8,000,000	7,996,319

	Principal Amount	Value
Dentsply Sirona, Inc.
3.662% 10/17/22 (a)	$5,000,000	$4,991,618
4.018% 10/26/22 (a)	10,000,000	9,974,108
Penske Truck Leasing Co. LP
3.450% 10/07/22	10,000,000	9,993,230
Raytheon Technologies Corp.
3.583% 11/03/22 (a)	18,000,000	17,939,616
Rogers Communications
4.024% 11/03/22 (a)	3,000,000	2,989,936
4.054% 11/03/22 (a)	12,000,000	11,959,744
Southern Power Co.
3.607% 10/21/22	3,000,000	2,993,957
Tampa Electric Co.
3.508% 10/14/22 (a)	6,000,000	5,992,825
Waste Management, Inc.
0.417% 11/09/22 (a)	7,000,000	6,972,521
		87,784,260
Repurchase Agreement — 0.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (i)	3,700,190	3,700,190

TOTAL SHORT-TERM INVESTMENTS (Cost $91,507,477)		91,484,450

TOTAL INVESTMENTS — 111.2% (Cost $914,656,219) (j)		799,130,331

Other Assets/(Liabilities) — (11.2)%		(80,641,555)

NET ASSETS — 100.0%		$718,488,776

Abbreviation Legend

CLO	Collateralized Loan Obligation
FRN	Floating Rate Note
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $362,704,171 or 50.48% of net assets.

(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2022, was $2,101,652 or 0.29% of net assets. The Fund received $1,324,616 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Security is perpetual and has no stated maturity date.
(d)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2022.

(e)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(g)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(h)	Represents investment of security lending cash collateral. (Note 2).
(i)

Maturity value of $3,700,445. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 3/30/23, and an aggregate market value, including accrued interest, of $3,774,249.

(j)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	80.5%
Cayman Islands	9.3%
United Kingdom	1.9%
Netherlands	1.0%
Canada	0.9%
Germany	0.8%
Israel	0.7%
Mexico	0.7%
Luxembourg	0.5%
Bermuda	0.5%
Ireland	0.5%
Switzerland	0.4%
Australia	0.3%
Republic of Korea	0.3%
France	0.2%
Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund — Portfolio of Investments (Continued)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Long Bond	12/20/22	207	$28,128,044	$(1,961,950)
U.S. Treasury Ultra Bond	12/20/22	109	16,102,561	(1,169,561)
U.S. Treasury Note 2 Year	12/30/22	468	97,381,270	(1,258,457)
U.S. Treasury Note 5 Year	12/30/22	303	33,578,497	(1,003,630)
				$(5,393,598)
Short
U.S. Treasury Ultra 10 Year	12/20/22	195	$(24,374,261)	$1,269,808

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments
September 30, 2022

	Number of Shares	Value
EQUITIES — 0.7%
PREFERRED STOCK — 0.7%
Financial — 0.7%
Insurance — 0.7%
Equitable Holdings, Inc.
4.300% (a)	45,600	$763,800
Selective Insurance Group, Inc. 4.600%	18,825	328,873
		1,092,673

TOTAL PREFERRED STOCK (Cost $1,610,625)		1,092,673

TOTAL EQUITIES (Cost $1,610,625)		1,092,673

	Principal Amount
BONDS & NOTES — 94.9%
CORPORATE DEBT — 45.0%
Aerospace & Defense — 0.4%
The Boeing Co.
5.930% 5/01/60	$140,000	119,773
TransDigm, Inc.
5.500% 11/15/27	250,000	217,425
6.375% 6/15/26	225,000	212,572
		549,770
Agriculture — 1.0%
Altria Group, Inc.
5.800% 2/14/39	300,000	261,986
BAT Capital Corp.
4.700% 4/02/27	510,000	475,767
4.758% 9/06/49	165,000	112,461
Imperial Brands Finance PLC
3.875% 7/26/29 (b)	545,000	462,646
Reynolds American, Inc.
5.850% 8/15/45	150,000	117,688
Viterra Finance BV
3.200% 4/21/31 (b)	280,000	208,354
		1,638,902
Airlines — 0.3%
Alaska Airlines Pass Through Trust, 2020-1 Class A,
4.800% 2/15/29 (b)	380,294	358,038

	Principal Amount	Value
United Airlines Pass-Through Trust, Series 2018-1, Class B,
4.600% 9/01/27	$63,276	$57,662
		415,700
Auto Manufacturers — 0.4%
General Motors Co.
5.150% 4/01/38	230,000	185,082
5.200% 4/01/45	225,000	171,344
6.800% 10/01/27	335,000	338,483
		694,909
Auto Parts & Equipment — 0.1%
Lear Corp.
3.550% 1/15/52	305,000	181,204
Banks — 6.2%
Bank Hapoalim BM 5 year CMT + 2.155%
3.255% VRN 1/21/32 (b)	600,000	497,975
Bank of America Corp.
5 year CMT + 1.200% 2.482% VRN 9/21/36	380,000	274,675
5 year CMT + 2.000% 3.846% VRN 3/08/37	460,000	371,036
3 mo. USD LIBOR + 1.310% 4.271% VRN 7/23/29	200,000	181,735
6.110% 1/29/37	190,000	182,958
7.750% 5/14/38	125,000	138,669
The Bank of Nova Scotia 3 mo. USD LIBOR + 2.648%
4.650% VRN (c)	575,000	492,835
Barclays PLC
5 year CMT + 3.410% 4.375% VRN (c)	375,000	231,113
5.200% 5/12/26	410,000	389,734
5 year CMT + 5.431% 8.000% VRN (c)	290,000	253,808
BNP Paribas SA 5 year CMT + 3.340%
4.625% VRN (b) (c)	375,000	240,073
BPCE SA SOFR + 1.730%
3.116% VRN 10/19/32 (b)	450,000	319,589
Citigroup, Inc.
4.450% 9/29/27	260,000	240,597
3 mo. USD LIBOR + 4.068% 5.950% VRN 12/31/99 (c)	185,000	182,802
Credit Suisse Group AG SOFR + .980%
1.305% VRN 2/02/27 (b)	550,000	446,512
First Republic Bank
4.375% 8/01/46	210,000	163,201
The Goldman Sachs Group, Inc.
5.150% 5/22/45	290,000	240,935

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
6.750% 10/01/37	$165,000	$164,380
HSBC Holdings PLC
6.500% 9/15/37	125,000	117,176
7.350% 11/27/32	415,000	418,983
Huntington Bancshares, Inc. 3 mo. USD LIBOR + 2.880%
5.700% VRN (c)	510,000	464,370
JP Morgan Chase & Co.
SOFR + 2.515% 2.956% VRN 5/13/31	235,000	186,050
4.950% 6/01/45	170,000	141,828
Mizrahi Tefahot Bank Ltd. 5 year CMT + 2.250%
3.077% VRN 4/07/31 (b)	1,225,000	1,027,469
Morgan Stanley
SOFR + 1.360% 2.484% VRN 9/16/36	280,000	200,553
SOFR + 1.485% 3.217% VRN 4/22/42	310,000	216,080
SOFR + 2.620% 5.297% VRN 4/20/37	185,000	165,910
NBK Tier 1 Financing 2 Ltd. 6 year CMT + 2.832%
4.500% VRN (b) (c)	685,000	612,219
Nordea Bank Abp 5 year CMT + 4.110%
6.625% VRN (b) (c)	275,000	253,963
Standard Chartered PLC 5 year CMT + 3.805%
4.750% VRN (b) (c)	550,000	363,660
SVB Financial Group
10 year CMT + 3.064% 4.100% VRN (c)	210,000	143,058
5 year CMT + 3.074% 4.250% VRN (c)	590,000	434,622
		9,758,568
Beverages — 0.5%
Anheuser-Busch InBev Worldwide, Inc.
8.200% 1/15/39	250,000	301,864
Bacardi Ltd.
5.150% 5/15/38 (b)	200,000	171,328
Molson Coors Beverage Co.
4.200% 7/15/46	366,000	271,374
5.000% 5/01/42	135,000	113,380
		857,946
Biotechnology — 0.1%
Amgen, Inc.
3.000% 1/15/52	190,000	119,371

	Principal Amount	Value
Building Materials — 0.2%
Standard Industries, Inc.
4.375% 7/15/30 (b)	$200,000	$153,000
4.750% 1/15/28 (b)	151,000	127,577
		280,577
Chemicals — 0.7%
Alpek SAB de CV
3.250% 2/25/31 (b)	560,000	414,351
DuPont de Nemours, Inc.
5.319% 11/15/38	270,000	244,828
Syngenta Finance NV
4.892% 4/24/25 (b)	500,000	483,454
		1,142,633
Commercial Services — 0.0%
ERAC USA Finance LLC
7.000% 10/15/37 (b)	50,000	52,186
Computers — 0.4%
Dell International LLC / EMC Corp.
8.100% 7/15/36	100,000	105,492
8.350% 7/15/46	275,000	296,648
Leidos, Inc.
5.500% 7/01/33	226,000	200,801
		602,941
Distribution & Wholesale — 0.3%
H&E Equipment Services, Inc.
3.875% 12/15/28 (b)	600,000	471,000
Diversified Financial Services — 4.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.400% 10/29/33	935,000	678,025
Ally Financial, Inc.
8.000% 11/01/31	376,000	394,029
Antares Holdings LP
2.750% 1/15/27 (b)	645,000	513,765
3.750% 7/15/27 (b)	605,000	490,170
8.500% 5/18/25 (b)	330,000	336,835
Ares Finance Co. III LLC 5 year CMT + 3.237%
4.125% VRN 6/30/51 (b)	360,000	280,685
Ares Finance Co. LLC
4.000% 10/08/24 (b)	375,000	359,475
Avolon Holdings Funding Ltd.
2.528% 11/18/27 (b)	375,000	294,667
3.250% 2/15/27 (b)	175,000	146,615
4.250% 4/15/26 (b)	485,000	435,035
4.375% 5/01/26 (b)	480,000	429,531
5.500% 1/15/26 (b)	135,000	127,007

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
BGC Partners, Inc.
4.375% 12/15/25	$585,000	$546,487
Blue Owl Finance LLC
3.125% 6/10/31 (b)	910,000	645,949
4.125% 10/07/51 (b)	375,000	216,683
Bread Financial Holdings, Inc.
7.000% 1/15/26 (b)	200,000	175,500
Coinbase Global, Inc.
3.625% 10/01/31 (b)	734,000	407,002
Global Aircraft Leasing Co. Ltd.
6.500% 9/15/24 (b)	662,078	498,214
OneMain Finance Corp.
4.000% 9/15/30 (a)	220,000	154,376
Synchrony Financial
3.950% 12/01/27	300,000	260,356
		7,390,406
Electric — 1.1%
Berkshire Hathaway Energy Co.
5.950% 5/15/37	120,000	119,574
The Cleveland Electric Illuminating Co.
5.950% 12/15/36	175,000	172,546
CMS Energy Corp.
4.700% 3/31/43	115,000	92,740
4.875% 3/01/44	180,000	155,437
Elwood Energy LLC
8.159% 7/05/26	90,875	89,512
Enel Finance International NV
6.000% 10/07/39 (b)	175,000	151,128
NextEra Energy Capital Holdings, Inc. 5 year CMT + 2.547%
3.800% VRN 3/15/82	580,000	455,433
Pacific Gas and Electric Co.
3.750% 7/01/28	320,000	269,561
4.300% 3/15/45	195,000	129,495
Virginia Electric & Power Co.
6.000% 1/15/36	100,000	100,941
		1,736,367
Entertainment — 0.2%
Live Nation Entertainment, Inc.
5.625% 3/15/26 (b)	77,000	73,184
Warnermedia Holdings, Inc.
4.279% 3/15/32 (b)	200,000	164,505
		237,689
Food — 0.9%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
5.500% 1/15/30 (b)	700,000	645,064

	Principal Amount	Value
Kraft Heinz Foods Co.
4.875% 10/01/49	$315,000	$259,654
Smithfield Foods, Inc.
2.625% 9/13/31 (b)	375,000	275,630
3.000% 10/15/30 (b)	206,000	158,995
		1,339,343
Gas — 0.2%
NiSource, Inc.
4.800% 2/15/44	295,000	245,806
Home Builders — 0.4%
Mattamy Group Corp.
4.625% 3/01/30 (b)	35,000	26,730
5.250% 12/15/27 (b)	227,000	188,155
Taylor Morrison Communities, Inc.
5.750% 1/15/28 (b)	500,000	438,180
		653,065
Insurance — 7.9%
Allianz SE 5 year CMT + 2.973%
3.500% VRN (b) (c)	1,176,000	900,157
The Allstate Corp. 3 mo. USD LIBOR + 2.938%
5.750% VRN 8/15/53	640,000	589,236
American International Group, Inc. 3 mo. USD LIBOR + 2.868%
5.750% VRN 4/01/48	485,000	446,931
Ascot Group Ltd.
4.250% 12/15/30 (b)	450,000	375,301
AXIS Specialty Finance LLC 5 year CMT + 3.186%
4.900% VRN 1/15/40	490,000	398,125
Brighthouse Financial, Inc.
3.850% 12/22/51	575,000	348,184
4.700% 6/22/47	500,000	354,096
CNO Financial Group, Inc.
5.250% 5/30/29	791,000	736,350
Enstar Finance LLC 5 year CMT + 5.468%
5.750% VRN 9/01/40	1,060,000	945,027
Enstar Group Ltd.
4.950% 6/01/29	350,000	314,086
Equitable Holdings, Inc. 5 year CMT + 4.736%
4.950% VRN (c)	505,000	473,438
Global Atlantic Fin Co.
3.125% 6/15/31 (b)	380,000	278,159
5 year CMT + 3.796% 4.700% VRN 10/15/51 (b)	1,170,000	880,159

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Hanwha Life Insurance Co. Ltd. 5 year CMT + 1.850%
3.379% VRN 2/04/32 (b)	$520,000	$434,365
Hill City Funding Trust
4.046% 8/15/41 (b)	490,000	329,809
Jackson Financial, Inc.
3.125% 11/23/31	550,000	413,625
Kyobo Life Insurance Co. 5 year CMT + 2.887%
5.900% VRN 6/15/52 (b)	461,000	447,170
Liberty Mutual Group, Inc. 5 year CMT + 3.315%
4.125% VRN 12/15/51 (b)	265,000	205,480
Markel Corp. 5 year CMT + 5.662%
6.000% VRN (c)	735,000	713,472
MetLife Capital Trust IV
7.875% 12/15/67 (b)	325,000	346,938
Prudential Financial, Inc.
5 year CMT + 3.162% 5.125% VRN 3/01/52	565,000	489,821
3 mo. USD LIBOR + 3.920% 5.625% VRN 6/15/43	200,000	197,052
Sammons Financial Group, Inc.
3.350% 4/16/31 (b)	570,000	427,360
4.750% 4/08/32 (b)	790,000	644,425
Unum Group
4.125% 6/15/51	460,000	306,563
USF&G Capital I
8.500% 12/15/45 (b)	95,000	108,495
XLIT Ltd.
5.500% 3/31/45	200,000	184,901
		12,288,725
Internet — 0.1%
Expedia Group, Inc.
2.950% 3/15/31	178,000	138,029
Investment Companies — 3.1%
Ares Capital Corp.
2.150% 7/15/26	560,000	469,500
Blackstone Private Credit Fund
1.750% 9/15/24	625,000	569,709
2.625% 12/15/26	330,000	271,014
4.000% 1/15/29	630,000	504,877
Golub Capital BDC, Inc.
2.500% 8/24/26	195,000	163,522
3.375% 4/15/24	562,000	539,478
Icahn Enterprises LP/ Icahn Enterprises Finance Corp.
4.750% 9/15/24	500,000	467,469
6.250% 5/15/26	1,000,000	929,224

	Principal Amount	Value
OWL Rock Core Income Corp.
4.700% 2/08/27	$410,000	$359,258
5.500% 3/21/25	535,000	503,396
		4,777,447
Iron & Steel — 0.1%
Vale Overseas Ltd.
6.875% 11/21/36	225,000	213,553
Leisure Time — 0.2%
Royal Caribbean Cruises Ltd.
5.500% 8/31/26 (a) (b)	485,000	367,313
Lodging — 0.7%
Las Vegas Sands Corp.
3.900% 8/08/29	525,000	433,907
Travel & Leisure Co.
4.500% 12/01/29 (b)	917,000	707,778
		1,141,685
Media — 1.6%
CCO Holdings LLC/CCO Holdings Capital Corp.
5.000% 2/01/28 (b)	250,000	219,325
Charter Communications Operating LLC/Charter Communications Operating Capital
3.900% 6/01/52	150,000	92,880
Comcast Corp.
4.600% 8/15/45	300,000	250,456
CSC Holdings LLC
4.625% 12/01/30 (b)	250,000	169,712
5.000% 11/15/31 (b)	325,000	214,676
5.750% 1/15/30 (b)	200,000	142,153
Discovery Communications LLC
4.000% 9/15/55	235,000	138,554
4.650% 5/15/50	55,000	37,638
DISH DBS Corp.
7.375% 7/01/28	1,123,000	756,168
Radiate Holdco LLC / Radiate Finance, Inc.
6.500% 9/15/28 (b)	231,000	161,122
Time Warner Cable, Inc.
4.500% 9/15/42	250,000	172,626
6.750% 6/15/39	115,000	102,810
		2,458,120
Mining — 1.7%
AngloGold Ashanti Holdings PLC
3.375% 11/01/28	585,000	474,637
First Quantum Minerals Ltd.
6.875% 3/01/26 (b)	1,000,000	922,730

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Freeport-McMoRan, Inc.
5.400% 11/14/34	$350,000	$311,084
Glencore Finance Canada Ltd.
5.550% STEP 10/25/42 (b)	149,000	126,310
Novelis Corp.
3.875% 8/15/31 (b)	533,000	397,575
Perenti Finance Pty Ltd.
6.500% 10/07/25 (a) (b)	325,000	297,538
Teck Resources Ltd.
5.200% 3/01/42	97,000	77,656
		2,607,530
Oil & Gas — 3.1%
Antero Resources Corp.
7.625% 2/01/29 (b)	74,000	74,000
BP Capital Markets PLC
5 year CMT + 4.036% 4.375% VRN (c)	530,000	490,250
5 year CMT + 4.398% 4.875% VRN (c)	310,000	265,752
Cenovus Energy, Inc.
6.750% 11/15/39	175,000	173,796
Devon Energy Corp.
5.000% 6/15/45	289,000	240,523
EQT Corp.
7.000% STEP 2/01/30	695,000	717,170
Nabors Industries, Inc.
7.375% 5/15/27 (b)	564,000	520,544
Occidental Petroleum Corp.
6.600% 3/15/46	235,000	242,050
Ovintiv, Inc.
6.500% 8/15/34	185,000	180,116
6.500% 2/01/38	160,000	155,289
Patterson-UTI Energy, Inc.
3.950% 2/01/28	540,000	443,066
5.150% 11/15/29	615,000	507,617
Petroleos Mexicanos
4.625% 9/21/23	575,000	559,156
5.350% 2/12/28	190,000	144,531
6.375% 1/23/45	35,000	19,338
6.500% 3/13/27	65,000	54,437
6.625% 6/15/38	51,000	29,931
		4,817,566
Oil & Gas Services — 0.7%
NOV, Inc.
3.600% 12/01/29 (a)	467,000	394,662
3.950% 12/01/42	314,000	209,051

	Principal Amount	Value
Weatherford International Ltd.
8.625% 4/30/30 (b)	$483,000	$421,108
		1,024,821
Packaging & Containers — 0.0%
Mauser Packaging Solutions Holding Co.
5.500% 4/15/24 (b)	49,000	46,550
Pharmaceuticals — 1.0%
1375209 BC Ltd.
9.000% 1/30/28	124,810	123,562
AbbVie, Inc.
4.700% 5/14/45	150,000	126,893
Bausch Health Cos., Inc.
5.250% 1/30/30 (b)	250,000	93,243
11.000% 9/30/28	221,763	176,856
14.000% 10/15/30	44,026	25,535
Cigna Corp.
4.800% 7/15/46	185,000	158,364
CVS Health Corp.
5.050% 3/25/48	115,000	100,892
6.125% 9/15/39	25,000	25,511
CVS Pass-Through Trust
5.926% 1/10/34 (b)	167,691	165,872
7.507% 1/10/32 (b)	12,122	12,825
Utah Acquisition Sub, Inc.
3.950% 6/15/26	350,000	319,205
5.250% 6/15/46	350,000	246,777
		1,575,535
Pipelines — 1.6%
Energy Transfer LP
6.125% 12/15/45	230,000	201,730
3 mo. USD LIBOR + 4.028% 6.250% VRN (c)	615,000	504,300
5 year CMT + 5.134% 6.750% VRN (c)	270,000	232,381
EnLink Midstream Partners LP 3 mo. USD LIBOR + 4.110%
6.000% VRN (c)	375,000	280,264
MPLX LP 3 mo. USD LIBOR + 4.652%
6.875% VRN (c)	525,000	515,813
Plains All American Pipeline LP/PAA Finance Corp.
3.800% 9/15/30	265,000	222,117
4.700% 6/15/44	260,000	186,309
6.650% 1/15/37	175,000	162,490

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
6.875% 1/15/29	$246,000	$242,804
		2,548,208
Private Equity — 0.9%
Apollo Management Holdings LP 5 year CMT + 3.266%
4.950% VRN 1/14/50 (b)	325,000	276,250
Hercules Capital, Inc.
2.625% 9/16/26	738,000	604,151
3.375% 1/20/27	340,000	285,354
KKR Group Finance Co. VIII LLC
3.500% 8/25/50 (b)	160,000	109,846
KKR Group Finance Co. X LLC
3.250% 12/15/51 (b)	230,000	149,663
		1,425,264
Real Estate Investment Trusts (REITS) — 2.0%
Broadstone Net Lease LLC
2.600% 9/15/31	405,000	298,030
Host Hotels & Resorts LP
2.900% 12/15/31	130,000	95,361
3.500% 9/15/30	476,000	379,465
Invitation Homes Operating Partnership LP
4.150% 4/15/32	110,000	92,915
Iron Mountain, Inc.
5.250% 7/15/30 (b)	250,000	206,868
Omega Healthcare Investors, Inc.
3.625% 10/01/29	640,000	520,777
4.750% 1/15/28	202,000	185,246
Piedmont Operating Partnership LP
2.750% 4/01/32	235,000	167,242
Rexford Industrial Realty LP
2.125% 12/01/30	246,000	187,484
Service Properties Trust
4.950% 10/01/29	590,000	404,085
Spirit Realty LP
2.700% 2/15/32	120,000	86,658
3.200% 1/15/27	220,000	193,068
3.400% 1/15/30	325,000	263,968
Ventas Realty LP
5.700% 9/30/43	85,000	77,012
		3,158,179
Retail — 0.2%
Nordstrom, Inc.
4.250% 8/01/31	440,000	300,084

	Principal Amount	Value
Telecommunications — 1.6%
Altice France SA
5.125% 7/15/29 (b)	$442,000	$330,222
AT&T, Inc.
3.550% 9/15/55	814,000	533,899
British Telecommunications PLC
9.625% STEP 12/15/30	150,000	173,242
Hughes Satellite Systems Corp.
6.625% 8/01/26	444,000	402,884
Sprint Capital Corp.
6.875% 11/15/28	500,000	513,750
8.750% 3/15/32	141,000	163,384
Verizon Communications, Inc.
2.875% 11/20/50	160,000	97,855
2.987% 10/30/56	233,000	138,524
Vodafone Group PLC
5.250% 5/30/48	255,000	211,175
		2,564,935
Trucking & Leasing — 0.4%
AerCap Global Aviation Trust 3 mo. USD LIBOR + 4.300%
6.500% VRN 6/15/45 (a) (b)	600,000	547,500

TOTAL CORPORATE DEBT (Cost $86,370,097)		70,369,427

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 30.9%
Commercial Mortgage-Backed Securities — 12.8%
Aventura Mall Trust, Series 2018-AVM, Class D,
4.249% VRN 7/05/40 (b) (e)	530,000	440,247
Banc of America Merrill Lynch Trust
Series 2019-BPR, Class CMP, 4.024% VRN 11/05/32 (b) (e)	440,000	383,094
Series 2019-BPR, Class DMP, 4.024% VRN 11/05/32 (b) (e)	540,000	466,322
Series 2018-DSNY, Class C, 1 mo. USD LIBOR + 1.350% 4.168% FRN 9/15/34 (b)	150,000	143,452
BANK
Series 2020-BN30, Class MCDF, 3.016% VRN 12/15/53 (e)	500,000	334,332
Series 2019-BN17, Class C, 4.669% VRN 4/15/52 (e)	331,000	287,054
BBCMS Mortgage Trust
Series 2018-CHRS, Class D, 4.409% VRN 8/05/38 (b) (e)	270,000	215,932
Series 2018-CHRS, Class B, 4.409% VRN 8/05/38 (b) (e)	400,000	352,271

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2018-CHRS, Class C, 4.409% VRN 8/05/38 (b) (e)	$280,000	$237,962
Benchmark Mortgage Trust
Series 2021-B25, Class 300C, 3.094% VRN 4/15/54 (b) (e)	500,000	368,534
Series 2020-IG1, Class D, 3.347% VRN 9/15/43 (e)	400,000	264,311
BGME Trust, Series 2021-VR, Class D,
3.094% VRN 1/10/43 (b) (e)	3,100,000	2,384,791
BX Commercial Mortgage Trust
Series 2021-BXMF, Class E, 1 mo. USD LIBOR + 2.427% 5.245% FRN 10/15/26 (b)	1,500,000	1,361,311
Series 2021-VOLT, Class G, 1 mo. USD LIBOR + 2.850% 5.668% FRN 9/15/36 (b)	2,004,000	1,833,806
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class E, 1 mo. USD LIBOR + 2.150%
4.968% FRN 12/15/37 (b)	572,453	540,267
Citigroup Commercial Mortgage Trust, Series 2019-GC41, Class C
3.502% 8/10/56	222,000	175,697
Cold Storage Trust, Series 2020-ICE5, Class E, 1 mo. USD LIBOR + 2.766%
5.583% FRN 11/15/37 (b)	589,794	568,469
Commercial Mortgage Pass-Through Certificates, Series 2015-CR23, Class C,
4.428% VRN 5/10/48 (e)	110,000	102,748
DC Office Trust
Series 2019-MTC, Class D, 3.174% VRN 9/15/45 (b) (e)	357,000	278,419
Series 2019-MTC, Class E, 3.174% VRN 9/15/45 (b) (e)	622,000	468,221
DROP Mortgage Trust, Series 2021-FILE, Class D, 1 mo. USD LIBOR + 2.750%
5.570% FRN 10/15/43 (b)	998,000	934,268
GS Mortgage Securities Corp. II, Series 2018-GS10, Class D
3.000% 7/10/51 (b)	599,000	418,366
Hudson Yards Mortgage Trust, Series 2019-30HY, Class E,
3.558% VRN 7/10/39 (b) (e)	630,000	499,163
Jackson Park Trust, Series 2019-LIC, Class D,
3.351% VRN 10/14/39 (b) (e)	686,000	525,031

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2022-OPO, Class C, 3.565% VRN 1/05/39 (b) (e)	$700,000	$574,927
Series 2019-OSB, Class E, 3.909% VRN 6/05/39 (b) (e)	553,000	458,901
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class C,
4.795% VRN 8/15/47 (e)	300,000	278,094
KIND Trust, Series 2021-KIND, Class C, 1 mo. USD LIBOR + 1.750%
4.568% FRN 8/15/38 (b)	893,542	851,648
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 1 mo. USD LIBOR + 1.800%
4.618% FRN 5/15/36 (b)	263,000	252,079
Life Mortgage Trust, Series 2021-BMR, Class E, 1 mo. USD LIBOR + 1.750%
4.568% FRN 3/15/38 (b)	424,643	392,014
Med Trust 2021-MDLN, Series 2021-MDLN, Class F, 1 mo. USD LIBOR + 4.000%
6.818% FRN 11/15/38 (b)	2,000,000	1,840,145
MFT Trust
Series 2020-ABC, Class A, 3.358% 2/10/42 (b)	205,000	163,051
Series 2020-ABC, Class B, 3.593% VRN 2/10/42 (b) (e)	215,000	166,819
MKT Mortgage Trust, Series 2020-525M, Class E,
3.039% VRN 2/12/40 (b) (e)	213,000	157,947
VASA Trust, Series 2021-VASA, Class D, 1 mo. USD LIBOR + 2.100%
4.918% FRN 7/15/39 (b)	864,000	813,118
Wells Fargo Commercial Mortgage Trust
Series 2015-NXS1, Class C, 3.848% VRN 5/15/48 (e)	140,000	125,983
Series 2021-FCMT, Class C, 1 mo. USD LIBOR + 2.400% 5.218% FRN 5/15/31 (b)	461,000	440,260
		20,099,054
Home Equity Asset-Backed Securities — 0.0%
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A, 1 mo. USD LIBOR + .480%
3.564% FRN 10/25/34 (b)	13,317	13,352

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Other Asset-Backed Securities — 12.6%
522 Funding CLO Ltd., Series 2018-3A, Class CR, 3 mo. USD LIBOR + 2.050%
4.760% FRN 10/20/31 (b)	$$250,000	$227,899
AASET Trust, Series 2019-2, Class C
6.413% 10/16/39 (b)	1,240,212	489,049
AIMCO CLO Series Ltd., Series 2018-AA, Class B, 3 mo. USD LIBOR + 1.400%
4.140% FRN 4/17/31 (b)	250,000	236,767
Anchorage Capital CLO Ltd., Series 2021-19A, Class A, 3 mo. USD LIBOR + 1.210%
3.722% FRN 10/15/34 (b)	1,000,000	956,536
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-W10, Class M1, 1 mo. USD LIBOR + .900%
3.984% FRN 10/25/34	136,167	125,818
Atrium XV, Series 15A, Class B, 3 mo. USD LIBOR + 1.750%
4.533% FRN 1/23/31 (b)	250,000	238,473
Ballyrock CLO Ltd., Series 2021-17A, Class A1A, 3 mo. USD LIBOR + 1.150%
3.860% FRN 10/20/34 (b)	250,000	238,613
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class A,
4.213% STEP 12/16/41 (b)	333,556	283,347
BRE Grand Islander Timeshare Issuer LLC
Series 2017-1A, Class A, 2.940% 5/25/29 (b)	43,537	42,215
Series 2017-1A, Class B, 3.240% 5/25/29 (b)	35,965	34,868
Business Jet Securities LLC, Series 2021-1A, Class C
5.067% 4/15/36 (b)	1,243,311	1,133,553
Canyon Capital CLO Ltd., Series 2019-2A, Class CR, 3 mo. USD LIBOR + 2.150%
4.662% FRN 10/15/34 (b)	250,000	222,982
Capital Automotive REIT, Series 2020-1A, Class B3
4.950% 2/15/50 (b)	671,000	552,032
Castlelake Aircraft Securitization Trust, Series 2019-1A, Class A
3.967% 4/15/39 (b)	153,630	132,520

	Principal Amount	Value
DataBank Issuer, Series 2021-1A, Class B
2.650% 2/27/51 (b)	$300,000	$259,039
Diameter Capital CLO Ltd., Series 2021-2A, Class A1, 3 mo. USD LIBOR + 1.220%
3.732% FRN 10/15/36 (b)	500,000	476,183
Elara HGV Timeshare Issuer LLC
Series 2016-A, Class A, 2.730% 4/25/28 (b)	48,524	46,737
Series 2016-A, Class B, 3.220% 4/25/28 (b)	29,588	28,867
Falcon Aerospace Ltd., Series 2019-1, Class C
6.656% 9/15/39 (b)	324,811	191,249
FCI Funding LLC, Series 2019-1A, Class A
3.630% 2/18/31 (b)	4,712	4,710
Goldentree Loan Management US CLO Ltd., Series 2019-5A, Class CR, 3 mo. USD LIBOR + 2.050%
4.760% FRN 10/20/32 (b)	250,000	230,657
Goodgreen Trust
Series 2016-1A, Class A, 3.230% 10/15/52 (b)	154,296	138,594
Series 2017-1A, Class A, 3.740% 10/15/52 (b)	85,485	78,605
Series 2019-2A, Class B, 3.860% 4/15/55 (b)	117,942	102,702
Series 2021-1A, Class C, 5.740% 10/15/56 (b)	488,681	427,342
Gracie Point International Funding, Series 2021-1A, Class C, 1 mo. USD LIBOR + 2.400%
4.964% FRN 11/01/23 (b)	610,000	605,380
Gulf Stream Meridian 6 Ltd., Series 2021-6A, Class A2, 3 mo. USD LIBOR + 1.750%
4.262% FRN 1/15/37 (b)	250,000	233,715
Harbor Park CLO Ltd., Series 2018-1A, Class B1, 3 mo. USD LIBOR + 1.700%
4.410% FRN 1/20/31 (b)	280,000	266,113
Hero Funding Trust
Series 2016-3A, Class A1, 3.080% 9/20/42 (b)	54,174	50,908
Series 2017-3A, Class A1, 3.190% 9/20/48 (b)	75,791	68,352
Series 2017-2A, Class A1, 3.280% 9/20/48 (b)	28,653	26,308
Series 2016-4A, Class A2, 4.290% 9/20/47 (b)	56,951	54,569

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Horizon Aircraft Finance I Ltd., Series 2018-1, Class B
5.270% 12/15/38 (b)	$225,200	$148,625
Horizon Aircraft Finance II Ltd., Series 2019-1, Class B
4.703% 7/15/39 (b)	273,167	188,369
Horizon Aircraft Finance III Ltd., Series 2019-2, Class A
3.425% 11/15/39 (b)	468,473	392,222
J.G. Wentworth XLIII LLC, Series 2019-1A, Class B
4.510% 8/15/73 (b)	138,000	125,654
KDAC Aviation Finance Ltd., Series 2017-1A, Class A
4.212% 12/15/42 (b)	271,442	207,767
Kestrel Aircraft Fundig Limited, Series 2018-1A, Class A
4.250% 12/15/38 (b)	348,320	293,469
Labrador Aviation Finance Ltd., Series 2016-1A, Class A1
4.300% 1/15/42 (b)	312,614	243,839
LoanCore Issuer Ltd., Series 2022-CRE7, Class E, 30 day SOFR + 3.750%
6.034% FRN 1/17/37 (b)	1,000,000	947,089
Lunar Aircraft Ltd.
Series 2020-1A, Class B, 4.335% 2/15/45 (b)	117,424	86,589
Series 2020-1A, Class C, 6.413% 2/15/45 (b)	217,468	163,871
MACH 1, Series 2019-1, Class B
4.335% 10/15/39 (b)	319,562	250,622
Madison Park Funding Ltd.
Series 2018-28A, Class B, 3 mo. USD LIBOR + 1.600% 4.112% FRN 7/15/30 (b)	950,000	904,605
Series 2018-32A, Class CR, 3 mo. USD LIBOR + 2.000% 4.759% FRN 1/22/31 (b)	300,000	276,837
Mariner Finance Issuance Trust, Series 2021-AA, Class D
3.830% 3/20/36 (b)	381,000	334,854
Mosaic Solar Loans LLC, Series 2017-1A, Class A
4.450% 6/20/42 (b)	26,638	25,402
Neuberger Berman CLO Ltd., Series 2015-20A, Class BRR, 3 mo. USD LIBOR + 1.650%
4.162% FRN 7/15/34 (b)	500,000	468,820

	Principal Amount	Value
OHA Credit Funding Ltd., Series 2015-11A, Class CR, 3 mo. USD LIBOR + 2.150%
4.860% FRN 1/20/32 (b)	$300,000	$278,344
Parallel Ltd., Series 2021-2A, Class A2, 3 mo. USD LIBOR + 1.850%
4.560% FRN 10/20/34 (b)	250,000	229,902
Park Place Securities, Inc., Series 2005-WCW3, Class M1, 1 mo. USD LIBOR + .720%
3.804% FRN 8/25/35	1,634	1,632
Pioneer Aircraft Finance Ltd., Series 2019-1, Class B
4.948% 6/15/44 (b)	341,661	232,803
Rad CLO 12 Ltd., Series 2021-12A, Class A, 3 mo. USD LIBOR + 1.170%
3.952% FRN 10/30/34 (b)	500,000	476,544
Rad CLO 15 Ltd., Series 2021-15A, Class C, 3 mo. USD LIBOR + 2.050%
4.760% FRN 1/20/34 (b)	250,000	227,415
Rad CLO 4 Ltd., Series 2019-4A, Class B1, 3 mo. USD LIBOR + 2.100%
4.883% FRN 4/25/32 (b)	250,000	241,213
Renew, Series 2021-1, Class M
3.210% 11/20/56 (b)	186,342	161,651
Rockford Tower CLO Ltd., Series 2018-1A, Class B, 3 mo. USD LIBOR + 1.720%
4.704% FRN 5/20/31 (b)	250,000	236,345
Sierra Receivables Funding LLC, Series 2020-2A, Class C
3.510% 7/20/37 (b)	52,830	49,379
Slam Ltd., Series 2021-1A, Class B
3.422% 6/15/46 (b)	270,117	214,326
Steele Creek CLO Ltd., Series 2018-2A, Class C, 3 mo. USD LIBOR + 2.300%
5.261% FRN 8/18/31 (b)	490,000	443,523
Store Master Funding I-VII and XIV, Series 2019-1, Class A4
4.490% 11/20/49 (b)	759,092	619,941
Sunnova Helios II Issuer LLC, Series 2018-1A, Class A
4.870% 7/20/48 (b)	105,057	95,609
SuttonPark Structured Settlements LLC, Series 2017-1A, Class A
4.190% 1/15/71 (b)	271,314	240,715

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
THL Credit Wind River CLO Ltd., Series 2018-3A, Class B, 3 mo. USD LIBOR + 1.700%
4.410% FRN 1/20/31 (b)	$490,000	$461,510
Thrust Engine Leasing
Series 2021-1A, Class B, 6.121% 7/15/40 (b)	1,118,939	904,608
Series 2021-1A, Class C, 7.386% 7/15/40 (b)	370,340	304,066
TICP CLO XIV Ltd., Series 2019-14A, Class A2R, 3 mo. USD LIBOR + 1.650%
4.360% FRN 10/20/32 (b)	250,000	236,784
WAVE LLC, Series 2019-1, Class B
4.581% 9/15/44 (b)	608,521	393,721
Willis Engine Structured Trust III, Series 2017-A, Class A,
4.690% STEP 8/15/42 (b)	329,891	272,948
Willis Engine Structured Trust IV, Series 2018-A, Class A,
4.750% STEP 9/15/43 (b)	197,754	142,128
		19,728,443
Student Loans Asset-Backed Securities — 3.3%
Access Group, Inc., Series 2015-1, Class B, 1 mo. USD LIBOR + 1.500%
4.584% FRN 7/25/58 (b)	130,000	119,000
College Avenue Student Loans LLC
Series 2021-A, Class C, 2.920% 7/25/51 (b)	576,000	513,781
Series 2021-A, Class D, 4.120% 7/25/51 (b)	284,000	252,724
Series 2019-A, Class C, 4.460% 12/28/48 (b)	170,250	161,582
Series 2019-A, Class D, 5.500% 12/28/48 (b)	119,633	113,390
Commonbond Student Loan Trust, Series 2017-AGS, Class C
5.280% 5/25/41 (b)	33,079	30,376
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B
2.500% 1/25/30 (b)	60,446	56,933
EDvestinU Private Education Loan Issue No 3 LLC, Series 2021-A, Class B
3.500% 11/25/50 (b)	600,000	483,403
Goal Capital Funding Trust, Series 2006-1, Class B, 3 mo. USD LIBOR + .450%
3.447% FRN 8/25/42	457,916	438,557

	Principal Amount	Value
Navient Student Loan Trust
Series 2018-1A, Class B, 1 mo. USD LIBOR + 1.200% 4.284% FRN 3/25/67 (b)	$250,000	$239,063
Series 2018-EA, Class B, 4.440% 12/15/59 (b)	140,000	130,796
Nelnet Private Education Loan Trust, Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750%
4.834% FRN 12/26/40 (b)	5,624	5,623
Nelnet Student Loan Trust
Series 2005-4, Class A4R2, 1.191% FRN 3/22/32 (e)	120,000	118,532
Series 2006-3, Class B, 3 mo. USD LIBOR + .250% 3.891% FRN 6/25/41	88,770	80,534
Series 2012-2A, Class B, 1 mo. USD LIBOR + 1.000% 4.084% FRN 11/25/36 (b)	200,000	196,944
Series 2012-1A, Class B, 1 mo. USD LIBOR + 1.000% 4.084% FRN 6/25/42 (b)	150,000	148,291
Series 2012-4A, Class B, 1 mo. USD LIBOR + 1.000% 4.084% FRN 7/26/49 (b)	350,000	329,967
Series 2014-2A, Class B, 1 mo. USD LIBOR + 1.500% 4.584% FRN 6/25/41 (b)	100,000	99,999
Series 2014-5A, Class B, 1 mo. USD LIBOR + 1.500% 4.584% FRN 5/26/54 (b)	100,000	99,999
SLM Student Loan Trust
Series 2006-7, Class B, 3 mo. USD LIBOR + .200% 2.983% FRN 1/27/42	229,645	209,202
Series 2006-4, Class B, 3 mo. USD LIBOR + .200% 2.983% FRN 1/25/70	125,152	117,598
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 2.993% FRN 10/25/40	116,609	109,339
Series 2005-6, Class B, 3 mo. USD LIBOR + .290% 3.073% FRN 1/25/44	244,757	223,009
Series 2005-9, Class B, 3 mo. USD LIBOR + .300% 3.083% FRN 1/25/41	313,290	294,001
Series 2004-3, Class B, 3 mo. USD LIBOR + .470% 3.253% FRN 10/25/64	83,386	79,639
SMB Private Education Loan Trust, Series 2019-A, Class B
4.000% 11/17/42 (b)	185,000	170,983

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
SoFi Professional Loan Program LLC
Series 2017-C, Class C, 4.210% VRN 7/25/40 (b) (e)	$180,000	$163,016
Series 2017-A, Class C, 4.430% VRN 3/26/40 (b) (e)	170,000	157,607
South Carolina Student Loan Corp., Series 2015-A, Class A, 1 mo. USD LIBOR + 1.500%
4.584% FRN 1/25/36	51,292	51,320
		5,195,208
Whole Loan Collateral Collateralized Mortgage Obligations — 2.1%
Angel Oak Mortgage Trust I LLC
Series 2019-4, Class M1, 3.459% VRN 7/26/49 (b) (e)	492,000	478,952
Series 2019-2, Class M1, 4.065% VRN 3/25/49 (b) (e)	260,000	256,416
Bank of America Mortgage Securities, Series 2004-G, Class 2A7,
3.986% VRN 8/25/34 (e)	5,009	4,757
New Residential Mortgage Loan Trust, Series 2021-NQM3, Class B1,
3.398% VRN 11/27/56 (b) (e)	3,600,000	2,543,248
		3,283,373
Whole Loan Collateral Support Collateralized Mortgage Obligations — 0.1%
JP Morgan Mortgage Trust, Series 2017-1, Class A11,
3.450% VRN 1/25/47 (b) (e)	84,385	75,875

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $56,173,698)		48,395,305

SOVEREIGN DEBT OBLIGATIONS — 0.3%
Mexico Government International Bond
3.500% 2/12/34	415,000	315,628
4.750% 3/08/44	214,000	163,837
		479,465

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $654,439)		479,465

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (f) — 15.4%
Collateralized Mortgage Obligations — 0.0%
Federal Home Loan Mortgage Corp. Series 2178, Class PB 7.000% 8/15/29	3,846	3,950

	Principal Amount	Value
Pass-Through Securities — 15.4%
Federal Home Loan Mortgage Corp.
Pool #RA4245 2.000% 12/01/50	$488,408	$398,370
Pool #RA4255 2.000% 1/01/51	1,013,694	827,453
Pool #SD0905 3.000% 3/01/52	767,558	671,871
Pool #SD1523 4.000% 8/01/52	1,117,177	1,041,765
Pool #SD1603 4.000% 9/01/52	700,000	650,036
Federal National Mortgage Association
Pool #FM8596 2.500% 9/01/51	495,953	419,793
Pool #MA3029 3.000% 6/01/32	267,107	252,064
Pool #MA3090 3.000% 8/01/32	107,410	101,361
Pool #AR3007 3.000% 2/01/43	88,836	79,475
Pool #FS1075 3.000% 3/01/52	775,374	679,440
Pool #CB3304 3.000% 4/01/52	1,168,449	1,023,881
Pool #CB3305 3.000% 4/01/52	1,420,816	1,243,247
Pool #AS1304 3.500% 12/01/28	71,604	68,301
Pool #MA1356 3.500% 2/01/43	497,393	455,583
Pool #CA6096 3.500% 6/01/50	1,024,004	930,008
Pool #FM4017 3.500% 8/01/50	67,093	60,893
Pool #CB3842 3.500% 6/01/52	2,264,434	2,045,253
Pool #CA1909 4.500% 6/01/48	377,653	365,437
Pool #CB3866 4.500% 6/01/52	880,174	840,426
Pool #CB4129 4.500% 7/01/52	1,129,406	1,078,050
Pool #AD6437 5.000% 6/01/40	29,447	29,581
Pool #AD6996 5.000% 7/01/40	182,006	182,910
Pool #AL8173 5.000% 2/01/44	60,611	61,147
Government National Mortgage Association
Pool #579140 6.500% 1/15/32	438	454
Pool #587280 6.500% 9/15/32	654	674
Pool #550659 6.500% 9/15/35	47,843	50,312
Pool #538689 6.500% 12/15/35	7,331	7,733
Pool #780651 7.000% 10/15/27	354	364
Pool #462384 7.000% 11/15/27	198	205
Pool #482668 7.000% 8/15/28	586	605
Pool #581417 7.000% 7/15/32	535	554
Pool #423836 8.000% 8/15/26	233	241
Government National Mortgage Association II
Pool #MA6038 3.000% 7/20/49	495,602	445,133
Pool #MA6283 3.000% 11/20/49	882,222	789,762
Pool #MA6409 3.000% 1/20/50	919,277	821,713
Pool #MA4321 3.500% 3/20/47	580,904	535,237
Government National Mortgage Association II TBA 3.000% 10/20/52 (d)	975,000	861,199

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Uniform Mortgage Backed Securities TBA
3.000% 10/13/52 (d)	$1,450,000	$1,261,500
3.500% 10/13/52 (d)	1,600,000	1,439,500
4.000% 10/13/52 (d)	4,775,000	4,428,067
		24,149,598

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $26,468,224)		24,153,548

U.S. TREASURY OBLIGATIONS — 3.3%
U.S. Treasury Bonds & Notes — 3.3%
U.S. Treasury Bond
2.250% 8/15/49 (g)	3,130,000	2,290,280
U.S. Treasury Note
1.875% 2/28/27	1,000,000	911,250
3.000% 7/15/25	2,000,000	1,933,438
		5,134,968

TOTAL U.S. TREASURY OBLIGATIONS (Cost $5,606,819)		5,134,968

TOTAL BONDS & NOTES (Cost $175,273,277)		148,532,713

TOTAL PURCHASED OPTIONS (#) — 0.0% (Cost $4,746)		274

	Number of Shares
WARRANTS — 0.0%
Consumer, Non-cyclical — 0.0%
Chemicals — 0.0%
Hercules LLC, Expires 3/31/29, Strike 0.09 (h) (i) (j)	150	4,115

TOTAL WARRANTS (Cost $0)		4,115

	Number of Shares	Value
MUTUAL FUNDS — 0.9%
Diversified Financial Services — 0.9%
State Street Navigator Securities Lending Government Money Market Portfolio (k)	1,347,973	$1,347,973

TOTAL MUTUAL FUNDS (Cost $1,347,973)		1,347,973

TOTAL LONG-TERM INVESTMENTS (Cost $178,236,621)		150,977,748

	Principal Amount
SHORT-TERM INVESTMENTS — 9.1%
Commercial Paper — 7.0%
Amcor Flexibles North America, Inc.
3.722% 10/20/22 (b)	$2,000,000	1,996,200
American Electric Power Co., Inc.
3.766% 11/03/22 (b)	2,000,000	1,993,290
Evergy Kansas Central, Inc.
3.766% 11/03/22 (b)	2,000,000	1,993,291
HP, Inc.
3.711% 10/24/22 (b)	2,000,000	1,995,440
National Grid PLC, JP Morgan Chase Bank N.A.,
3.026% 10/14/22 (b)	2,000,000	1,997,354
WPP CP LLC
3.761% 10/14/22 (b)	1,000,000	998,677
		10,974,252
Repurchase Agreement — 2.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (l)	3,312,134	3,312,134

TOTAL SHORT-TERM INVESTMENTS (Cost $14,286,559)		14,286,386

TOTAL INVESTMENTS — 105.6% (Cost $192,523,180) (m)		165,264,134

Other Assets/(Liabilities) — (5.6)%		(8,715,952)

NET ASSETS — 100.0%		$156,548,182

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

Abbreviation Legend

CLO	Collateralized Loan Obligation
FRN	Floating Rate Note
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2022, was $1,553,980 or 0.99% of net assets. The Fund received $240,969 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $82,148,039 or 52.47% of net assets.

(c)	Security is perpetual and has no stated maturity date.
(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2022.

(f)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(g)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(h)	Investment is valued using significant unobservable inputs.
(i)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2022, these securities amounted to a value of $4,115 or 0.00% of net assets.

(j)	Non-income producing security.
(k)	Represents investment of security lending cash collateral. (Note 2).
(l)

Maturity value of $3,312,363. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 3/30/23, and an aggregate market value, including accrued interest, of $3,378,401.

(m)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	77.3%
Cayman Islands	7.8%
United Kingdom	2.2%
Canada	1.6%
Mexico	1.1%
Israel	1.0%
Netherlands	0.9%
Bermuda	0.8%
Germany	0.6%
France	0.6%
Republic of Korea	0.6%
Ireland	0.4%
United Arab Emirates	0.4%
South Africa	0.3%
Switzerland	0.3%
Liberia	0.2%
Australia	0.2%
Finland	0.2%
Total Long-Term Investments	96.5%
Short-Term Investments and Other Assets and Liabilities	3.5%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

(#) OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Put
USD Put JPY Call	Goldman Sachs International	10/21/22	132.05	560,000	USD	560,000	$274	$4,746	$(4,472)

OTC Options Written

Description	Counterparty	Expiration Date	Exercise Price	No. of Contracts	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Call
USD Call JPY Put	Goldman Sachs International	10/21/22	142.55	560,000	USD	560,000	$(11,185)	$(4,523)	$(6,662)

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

Forward contracts

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Bank of America N.A.*	10/18/22	NOK	1,062,376	USD	104,326	$(6,754)
Bank of America N.A.*	10/18/22	USD	103,697	NOK	1,062,376	6,125
Bank of America N.A.*	11/15/22	TRY	2,933,903	USD	155,179	(5,752)
Bank of America N.A.*	11/15/22	USD	143,369	TRY	2,933,903	(6,058)
Bank of America N.A.*	11/15/22	USD	18,615	RON	90,373	825
Bank of America N.A.*	11/22/22	USD	484,442	CNH	3,284,470	24,100
Bank of America N.A.*	11/22/22	USD	158,574	PHP	8,929,309	6,426
BNP Paribas SA*	10/25/22	USD	319,000	INR	25,577,420	5,268
BNP Paribas SA*	10/25/22	USD	309,423	CNH	2,084,735	17,363
BNP Paribas SA*	11/15/22	PLN	745,805	USD	159,000	(9,544)
BNP Paribas SA*	11/22/22	USD	265,000	SGD	371,207	6,409
Citibank N.A.*	10/11/22	COP	250,030,500	USD	57,000	(2,835)
Citibank N.A.*	10/11/22	USD	123,173	COP	539,399,400	6,320
Citibank N.A.*	10/18/22	NOK	4,325,003	USD	427,000	(29,777)
Citibank N.A.*	11/08/22	CLP	231,295,350	USD	254,618	(17,000)
Citibank N.A.*	11/08/22	USD	76,779	ARS	13,490,000	(5,521)
Citibank N.A.*	11/08/22	USD	36,392	COP	159,438,815	2,042
Citibank N.A.*	11/08/22	USD	249,062	CLP	231,295,350	11,443
Citibank N.A.*	11/15/22	USD	74,548	EUR	74,026	1,788
Citibank N.A.*	12/15/22	USD	156,000	EGP	2,746,682	27,876
HSBC Bank USA*	10/11/22	PEN	404,323	USD	103,588	(2,194)
HSBC Bank USA*	10/11/22	USD	100,551	PEN	395,258	1,431
HSBC Bank USA*	10/18/22	TRY	4,672,907	USD	250,597	(3,606)
HSBC Bank USA*	10/18/22	USD	133,436	RON	666,311	1,723
HSBC Bank USA*	10/18/22	USD	236,000	TRY	4,672,907	(10,991)
HSBC Bank USA*	10/25/22	THB	5,336,145	USD	145,844	(4,234)
HSBC Bank USA*	10/25/22	USD	145,000	THB	5,336,145	3,390
HSBC Bank USA*	11/15/22	ILS	914,455	USD	278,776	(21,476)
HSBC Bank USA*	11/15/22	CZK	6,376,112	USD	265,000	(12,027)
HSBC Bank USA*	11/15/22	USD	272,847	HUF	108,238,241	25,151
HSBC Bank USA*	11/15/22	USD	147,267	CHF	139,006	5,845
HSBC Bank USA*	11/22/22	KRW	509,196,130	USD	388,788	(32,475)
HSBC Bank USA*	11/22/22	THB	4,376,015	USD	119,856	(3,522)
HSBC Bank USA*	11/22/22	USD	209,294	INR	16,750,850	4,379
HSBC Bank USA*	11/22/22	USD	124,107	THB	4,376,015	7,773
JP Morgan Chase Bank N.A.*	10/18/22	RON	666,311	USD	137,725	(6,012)
JP Morgan Chase Bank N.A.*	10/18/22	USD	382,293	CHF	372,870	3,934
JP Morgan Chase Bank N.A.*	11/15/22	RON	90,373	USD	18,614	(824)
JP Morgan Chase Bank N.A.*	11/15/22	USD	387,000	EUR	378,138	15,330
Morgan Stanley & Co. LLC*	11/15/22	EUR	268,733	USD	277,029	(12,893)
Morgan Stanley & Co. LLC*	11/15/22	USD	71,452	EUR	71,106	1,562
Morgan Stanley & Co. LLC*	11/22/22	MYR	1,759,734	USD	395,179	(15,117)
Morgan Stanley & Co. LLC*	11/22/22	JPY	67,741,432	USD	507,674	(37,334)
Morgan Stanley & Co. LLC*	11/22/22	USD	138,000	MYR	618,930	4,325
						$(55,118)

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund — Portfolio of Investments (Continued)

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Long Bond	12/20/22	54	$7,345,590	$(519,652)
U.S. Treasury Ultra Bond	12/20/22	67	9,897,905	(718,905)
U.S. Treasury Note 2 Year	12/30/22	84	17,524,428	(271,615)
U.S. Treasury Note 5 Year	12/30/22	36	4,011,300	(141,019)
				$(1,651,191)
Short
U.S. Treasury Ultra 10 Year	12/20/22	18	$(2,269,231)	$136,512

* Contracts are subject to a master netting agreement or similar agreement.

Currency Legend

ARS	Argentinean Peso
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pound
EUR	Euro
HUF	Hungarian Forint
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
SGD	Singapore Dollar
THB	Thai Baht
TRY	New Turkish Lira
USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MassMutual High Yield Fund — Portfolio of Investments
September 30, 2022

	Principal Amount	Value
BONDS & NOTES — 97.0%
BANK LOANS — 2.6%
Computers — 0.0%
SonicWall US Holdings, Inc., 2nd Lien Term Loan, 3 mo. USD LIBOR + 7.500%
10.480% VRN 5/18/26	$51,897	$48,212
Food — 0.3%
Florida Food Products, LLC, Term Loan, 1 mo. USD LIBOR + 5.000%
8.115% VRN 10/18/28	1,227,527	1,123,187
Internet — 0.4%
TouchTunes Interactive Networks, Inc., 2022 Term Loan, 6 mo. USD SOFR CME + 5.000%
8.981% VRN 4/02/29	1,551,590	1,485,648
Packaging & Containers — 0.2%
Clydesdale Acquisition Holdings, Inc., Term Loan B, 1 mo. USD SOFR CME + 4.175%
7.309% VRN 4/13/29	654,129	616,066
Pharmaceuticals — 0.2%
Perrigo Investments, LLC, Term Loan B, 1 mo. USD SOFR CME + 2.500%
5.634% VRN 4/20/29	806,209	792,100
Software — 1.5%
Finastra USA, Inc., USD 2nd Lien Term Loan, 3 mo. USD LIBOR + 7.250%
8.489% VRN 6/13/25	4,430,158	3,574,605
Ivanti Software, Inc., 2021 Term Loan B, 3 mo. USD LIBOR + 4.250%
7.332% VRN 12/01/27	1,223,850	947,725
Quest Software US Holdings, Inc., 2022 2nd Lien Term Loan, 3 mo. USD SOFR + 7.500%
10.227% VRN 2/01/30	2,522,327	1,447,185
		5,969,515

TOTAL BANK LOANS (Cost $12,127,004)		10,034,728

CORPORATE DEBT — 94.4%
Advertising — 0.8%
CMG Media Corp.
8.875% 12/15/27 (a)	2,314,000	1,767,815
Stagwell Global LLC
5.625% 8/15/29 (a)	1,514,000	1,245,371
		3,013,186

	Principal Amount	Value
Aerospace & Defense — 0.1%
TransDigm, Inc.
8.000% 12/15/25 (a)	$221,000	$224,140
Agriculture — 0.2%
Darling Ingredients, Inc.
6.000% 6/15/30 (a)	938,000	892,685
Airlines — 2.6%
American Airlines, Inc.
11.750% 7/15/25 (a)	2,318,000	2,420,780
American Airlines, Inc. /AAdvantage Loyalty IP Ltd.
5.500% 4/20/26 (a)	3,925,000	3,686,242
5.750% 4/20/29 (a)	1,488,000	1,298,280
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.500% 6/20/27 (a)	1,222,650	1,192,591
United Airlines, Inc.
4.375% 4/15/26 (a)	758,000	676,515
4.625% 4/15/29 (a)	795,000	659,850
		9,934,258
Auto Manufacturers — 1.6%
Ford Motor Co.
3.250% 2/12/32	2,869,000	2,059,942
Ford Motor Credit Co. LLC
4.000% 11/13/30	2,330,000	1,817,400
4.125% 8/17/27	1,560,000	1,344,096
4.389% 1/08/26	712,000	644,809
5.113% 5/03/29	322,000	279,399
		6,145,646
Auto Parts & Equipment — 0.4%
Adient Global Holdings Ltd.
4.875% 8/15/26 (a)	1,734,000	1,519,730
Biotechnology — 0.4%
Emergent BioSolutions, Inc.
3.875% 8/15/28 (a)	2,529,000	1,681,785
Building Materials — 1.4%
Jeld-Wen, Inc.
4.875% 12/15/27 (a)	474,000	337,725
New Enterprise Stone & Lime Co., Inc.
5.250% 7/15/28 (a)	2,072,000	1,697,817
9.750% 7/15/28 (a)	3,764,000	3,174,989
		5,210,531
Chemicals — 4.8%
Celanese US Holdings LLC
6.379% 7/15/32 (b)	4,728,000	4,387,946
Consolidated Energy Finance SA
5.625% 10/15/28 (a)	4,296,000	3,446,248

The accompanying notes are an integral part of the financial statements.

MassMutual High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
LSF11 A5 HoldCo LLC
6.625% 10/15/29 (a) (b)	$2,205,000	$1,653,750
Methanex Corp.
5.125% 10/15/27	2,056,000	1,727,040
5.250% 12/15/29	1,618,000	1,286,156
Olympus Water US Holding Corp.
4.250% 10/01/28 (a)	2,503,000	1,924,181
6.250% 10/01/29 (a) (b)	1,772,000	1,213,820
Polar US Borrower LLC / Schenectady International Group, Inc.
6.750% 5/15/26 (a)	1,334,000	733,687
Tronox, Inc.
4.625% 3/15/29 (a)	1,296,000	959,040
Vibrantz Technologies, Inc.
9.000% 2/15/30 (a)	1,743,000	1,134,165
		18,466,033
Coal — 0.6%
Coronado Finance Pty Ltd.
10.750% 5/15/26 (a)	2,339,000	2,432,537
Commercial Services — 4.2%
Alta Equipment Group, Inc.
5.625% 4/15/26 (a)	2,194,000	1,838,506
APi Group DE, Inc.
4.750% 10/15/29 (a)	1,278,000	1,071,386
Ashtead Capital, Inc.
4.000% 5/01/28 (a)	306,000	267,531
5.500% 8/11/32 (a)	1,261,000	1,161,303
CoreLogic, Inc.
4.500% 5/01/28 (a)	1,254,000	896,610
The Hertz Corp.
5.000% 12/01/29 (a)	1,347,000	1,004,875
Prime Security Services Borrower LLC / Prime Finance, Inc.
6.250% 1/15/28 (a)	2,865,000	2,447,473
PROG Holdings, Inc.
6.000% 11/15/29 (a)	3,302,000	2,638,348
Rent-A-Center, Inc.
6.375% 2/15/29 (a) (b)	499,000	389,220
Sabre GLBL, Inc.
7.375% 9/01/25 (a)	1,138,000	1,019,260
9.250% 4/15/25 (a)	3,672,000	3,515,610
		16,250,122
Computers — 1.4%
Condor Merger Sub, Inc.
7.375% 2/15/30 (a)	3,092,000	2,489,060
Presidio Holdings, Inc.
8.250% 2/01/28 (a)	2,787,000	2,401,657

	Principal Amount	Value
Seagate HDD Cayman
3.125% 7/15/29	$960,000	$703,421
		5,594,138
Cosmetics & Personal Care — 0.7%
Coty, Inc. /HFC Prestige Products, Inc. /HFC Prestige International US LLC
4.750% 1/15/29 (a)	3,086,000	2,642,850
Distribution & Wholesale — 0.9%
American Builders & Contractors Supply Co., Inc.
3.875% 11/15/29 (a)	1,527,000	1,196,325
Resideo Funding, Inc.
4.000% 9/01/29 (a)	2,600,000	2,095,548
Univar Solutions USA, Inc.
5.125% 12/01/27 (a)	177,000	157,530
		3,449,403
Diversified Financial Services — 5.4%
Coinbase Global, Inc.
3.375% 10/01/28 (a) (b)	1,255,000	784,946
3.625% 10/01/31 (a)	1,018,000	564,479
Global Aircraft Leasing Co. Ltd.
6.500% 9/15/24 (a)	9,512,514	7,158,167
Jefferson Capital Holdings LLC
6.000% 8/15/26 (a)	2,664,000	2,217,780
Midcap Financial Issuer Trust
5.625% 1/15/30 (a)	723,000	553,623
6.500% 5/01/28 (a)	2,875,000	2,456,831
OneMain Finance Corp.
4.000% 9/15/30	1,207,000	846,964
5.375% 11/15/29	2,695,000	2,088,625
PRA Group, Inc.
5.000% 10/01/29 (a)	4,020,000	3,250,339
7.375% 9/01/25 (a)	1,113,000	1,073,265
		20,995,019
Electric — 1.4%
PG&E Corp.
5.000% 7/01/28 (b)	3,644,000	3,133,510
5.250% 7/01/30	583,000	502,459
Pike Corp.
5.500% 9/01/28 (a)	2,213,000	1,792,530
		5,428,499
Electronics — 0.8%
Atkore, Inc.
4.250% 6/01/31 (a)	3,884,000	3,106,035
Engineering & Construction — 1.6%
Arcosa, Inc.
4.375% 4/15/29 (a)	2,691,000	2,287,350

The accompanying notes are an integral part of the financial statements.

MassMutual High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Dycom Industries, Inc.
4.500% 4/15/29 (a)	$721,000	$607,567
Global Infrastructure Solutions, Inc.
5.625% 6/01/29 (a)	488,000	360,739
7.500% 4/15/32 (a)	1,457,000	1,107,320
MasTec, Inc.
4.500% 8/15/28 (a)	938,000	819,185
Railworks Holdings LP / Railworks Rally, Inc.
8.250% 11/15/28 (a)	879,000	817,741
		5,999,902
Entertainment — 0.2%
Everi Holdings, Inc.
5.000% 7/15/29 (a)	31,000	25,418
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.
4.875% 5/01/29 (a)	987,000	813,066
		838,484
Environmental Controls — 0.2%
Harsco Corp.
5.750% 7/31/27 (a)	1,245,000	777,862
Food — 0.7%
JBS USA Food Co.
3.625% 1/15/32 (a)	2,474,000	1,932,812
3.750% 12/01/31 (a)	400,000	320,216
Simmons Foods, Inc. /Simmons Prepared Foods, Inc. /Simmons Pet Food, Inc. /Simmons Feed
4.625% 3/01/29 (a)	766,000	626,205
		2,879,233
Forest Products & Paper — 0.2%
Clearwater Paper Corp.
4.750% 8/15/28 (a)	717,000	627,822
Health Care – Products — 0.5%
Garden Spinco Corp.
8.625% 7/20/30 (a)	1,861,000	1,922,655
Health Care – Services — 5.4%
Centene Corp.
4.625% 12/15/29	4,327,000	3,888,242
Charles River Laboratories International, Inc.
3.750% 3/15/29 (a)	280,000	232,907
4.250% 5/01/28 (a)	2,190,000	1,907,205
CHS/Community Health Systems, Inc.
4.750% 2/15/31 (a)	1,356,000	908,520
5.625% 3/15/27 (a)	556,000	427,953
6.000% 1/15/29 (a)	1,492,000	1,096,351
6.125% 4/01/30 (a)	1,361,000	641,848
6.875% 4/15/29 (a)	472,000	227,805

	Principal Amount	Value
HCA, Inc.
3.500% 9/01/30	$5,131,000	$4,236,769
ModivCare, Inc.
5.875% 11/15/25 (a)	125,000	115,364
Molina Healthcare, Inc.
4.375% 6/15/28 (a)	1,253,000	1,130,833
Radiology Partners, Inc.
9.250% 2/01/28 (a)	4,598,000	2,997,369
Tenet Healthcare Corp.
4.375% 1/15/30 (a)	1,178,000	983,277
6.125% 6/15/30 (a)	2,081,000	1,911,295
		20,705,738
Home Builders — 1.5%
Ashton Woods USA LLC / Ashton Woods Finance Co.
4.625% 8/01/29 (a)	1,339,000	972,184
M/I Homes, Inc.
4.950% 2/01/28	1,544,000	1,285,727
Mattamy Group Corp.
4.625% 3/01/30 (a)	4,544,000	3,470,230
5.250% 12/15/27 (a)	25,000	20,722
		5,748,863
Insurance — 0.6%
Highlands Holdings Bond Issuer Ltd. / Highlands Holdings Bond Co-Issuer, Inc.
7.625% 10/15/25 (a)	2,333,066	2,198,915
Internet — 2.1%
Acuris Finance Us, Inc. / Acuris Finance SARL
5.000% 5/01/28 (a)	540,000	450,900
Getty Images, Inc.
9.750% 3/01/27 (a)	2,165,000	2,148,762
ION Trading Technologies Sarl
5.750% 5/15/28 (a)	1,728,000	1,408,320
Millennium Escrow Corp.
6.625% 8/01/26 (a)	2,284,000	1,805,602
Twitter, Inc.
5.000% 3/01/30 (a)	1,902,000	1,825,920
Uber Technologies, Inc.
4.500% 8/15/29 (a)	558,000	469,069
		8,108,573
Investment Companies — 1.2%
Icahn Enterprises LP/ Icahn Enterprises Finance Corp.
4.750% 9/15/24	1,179,000	1,102,291
5.250% 5/15/27	2,581,000	2,264,957
6.250% 5/15/26	1,500,000	1,393,837
		4,761,085

The accompanying notes are an integral part of the financial statements.

MassMutual High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Leisure Time — 1.5%
Carnival Corp.
7.625% 3/01/26 (a)	$651,000	$503,539
5.750% 3/01/27 (a)	2,737,000	1,915,900
6.000% 5/01/29 (a)	312,000	210,600
NCL Corp. Ltd.
5.875% 3/15/26 (a)	781,000	598,933
5.875% 2/15/27 (a)	224,000	186,664
NCL Finance Ltd.
6.125% 3/15/28 (a) (b)	620,000	458,666
Royal Caribbean Cruises Ltd.
Convertible, 4.250% 6/15/23	143,000	139,067
5.500% 8/31/26 (a)	2,384,000	1,805,514
		5,818,883
Lodging — 1.8%
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc
4.875% 7/01/31 (a)	1,266,000	966,667
Sugarhouse HSP Gaming Prop Mezz LP / Sugarhouse HSP Gaming Finance Corp.
5.875% 5/15/25 (a)	1,698,000	1,570,705
Travel & Leisure Co.
4.500% 12/01/29 (a)	1,000,000	771,840
4.625% 3/01/30 (a)	800,000	632,350
6.000% STEP 4/01/27	419,000	377,578
6.625% 7/31/26 (a)	1,839,000	1,721,983
Wyndham Hotels & Resorts, Inc.
4.375% 8/15/28 (a)	968,000	850,896
		6,892,019
Machinery – Diversified — 0.2%
OT Merger Corp.
7.875% 10/15/29 (a)	1,410,000	955,275
Media — 8.4%
Altice Financing SA
5.000% 1/15/28 (a)	1,105,000	851,159
CCO Holdings LLC/CCO Holdings Capital Corp.
4.250% 1/15/34 (a)	3,376,000	2,418,060
4.500% 5/01/32	215,000	163,974
5.000% 2/01/28 (a)	939,000	823,785
5.375% 6/01/29 (a)	279,000	244,214
6.375% 9/01/29 (a)	926,000	850,161
CSC Holdings LLC
4.625% 12/01/30 (a)	1,843,000	1,251,121
5.750% 1/15/30 (a)	670,000	476,213

	Principal Amount	Value
Cumulus Media New Holdings, Inc.
6.750% 7/01/26 (a) (b)	$2,614,000	$2,205,404
DIRECTV Financing LLC / DIRECTV Financing Co-Obligor, Inc.
5.875% 8/15/27 (a)	3,511,000	3,026,868
DISH DBS Corp.
5.250% 12/01/26 (a)	392,000	320,992
5.750% 12/01/28 (a)	504,000	379,794
5.875% 11/15/24	981,000	875,543
7.375% 7/01/28	918,000	618,132
DISH Network Corp.
3.375% 8/15/26	3,231,000	2,222,928
Gray Escrow II, Inc.
5.375% 11/15/31 (a)	1,881,000	1,475,503
iHeartCommunications, Inc.
8.375% 5/01/27 (b)	1,265,114	1,067,411
LCPR Senior Secured Financing DAC
5.125% 7/15/29 (a)	1,526,000	1,149,180
6.750% 10/15/27 (a)	2,216,000	1,839,280
Radiate Holdco LLC / Radiate Finance, Inc.
6.500% 9/15/28 (a)	2,534,000	1,767,465
Sinclair Television Group Inc
5.125% 2/15/27 (a) (b)	1,350,000	1,116,566
Sirius XM Radio, Inc.
3.875% 9/01/31 (a)	4,092,000	3,173,100
Univision Communications, Inc.
7.375% 6/30/30 (a)	514,000	490,508
Virgin Media Secured Finance PLC
4.500% 8/15/30 (a)	250,000	195,113
5.500% 5/15/29 (a)	4,137,000	3,541,928
		32,544,402
Mining — 3.2%
Arconic Corp.
6.125% 2/15/28 (a)	1,627,000	1,437,178
Compass Minerals International, Inc.
4.875% 7/15/24 (a)	1,164,000	1,094,173
6.750% 12/01/27 (a)	1,018,000	956,691
First Quantum Minerals Ltd.
6.500% 3/01/24 (a)	2,110,000	2,067,800
6.875% 3/01/26 (a)	1,420,000	1,310,277
7.500% 4/01/25 (a)	2,954,000	2,843,018
Hecla Mining Co.
7.250% 2/15/28	2,345,000	2,175,456
Novelis Corp.
3.250% 11/15/26 (a)	304,000	255,740
3.875% 8/15/31 (a)	313,000	233,473
		12,373,806

The accompanying notes are an integral part of the financial statements.

MassMutual High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Miscellaneous - Manufacturing — 0.6%
Amsted Industries, Inc.
5.625% 7/01/27 (a)	$2,435,000	$2,240,200
Oil & Gas — 10.1%
Apache Corp.
4.750% 4/15/43	816,000	607,748
5.100% 9/01/40	607,000	493,946
5.350% 7/01/49	910,000	714,350
Chesapeake Energy Corp.
5.500% 2/01/26 (a)	633,000	606,098
5.875% 2/01/29 (a)	1,359,000	1,259,965
Comstock Resources, Inc.
5.875% 1/15/30 (a)	733,000	638,410
6.750% 3/01/29 (a)	1,512,000	1,394,643
CVR Energy, Inc.
5.250% 2/15/25 (a)	1,318,000	1,186,358
5.750% 2/15/28 (a)	1,222,000	1,043,822
Hilcorp Energy I LP / Hilcorp Finance Co.
5.750% 2/01/29 (a)	513,000	448,882
6.000% 4/15/30 (a)	443,000	386,050
6.000% 2/01/31 (a)	1,607,000	1,393,402
6.250% 11/01/28 (a)	2,052,000	1,893,339
Murphy Oil Corp.
6.375% 7/15/28	1,190,000	1,124,550
Nabors Industries Ltd.
7.250% 1/15/26 (a)	2,399,000	2,087,486
7.500% 1/15/28 (a)	909,000	741,953
Nabors Industries, Inc.
5.750% 2/01/25	387,000	351,842
7.375% 5/15/27 (a)	2,040,000	1,882,818
Neptune Energy Bondco PLC
6.625% 5/15/25 (a)	6,763,000	6,358,487
Occidental Petroleum Corp.
6.125% 1/01/31 (b)	1,607,000	1,585,177
6.200% 3/15/40	1,570,000	1,518,975
6.375% 9/01/28	2,015,000	2,020,837
6.450% 9/15/36	1,040,000	1,036,100
6.600% 3/15/46	801,000	825,030
Parkland Corp.
4.625% 5/01/30 (a)	795,000	643,227
5.875% 7/15/27 (a)	1,856,000	1,720,512
Range Resources Corp. Co.
8.250% 1/15/29	846,000	860,805
Southwestern Energy Co.
4.750% 2/01/32	380,000	318,478
5.375% 3/15/30	366,000	329,784
Sunoco LP/Sunoco Finance Corp.
6.000% 4/15/27	1,137,000	1,083,771

	Principal Amount	Value
Transocean Guardian Ltd.
5.875% 1/15/24 (a)	$169,895	$159,974
Transocean Poseidon Ltd.
6.875% 2/01/27 (a)	171,500	156,923
Transocean, Inc.
7.250% 11/01/25 (a)	1,205,000	923,078
7.500% 1/15/26 (a)	1,662,000	1,229,880
		39,026,700
Oil & Gas Services — 0.9%
Weatherford International Ltd.
6.500% 9/15/28 (a)	964,000	870,010
8.625% 4/30/30 (a)	2,835,000	2,471,724
		3,341,734
Packaging & Containers — 1.9%
Clydesdale Acquisition Holdings, Inc.
6.625% 4/15/29 (a)	538,000	489,548
8.750% 4/15/30 (a)	1,799,000	1,487,827
Graphic Packaging International LLC
3.500% 3/01/29 (a)	754,000	620,254
Mauser Packaging Solutions Holding Co.
5.500% 4/15/24 (a)	2,384,000	2,264,800
Trident TPI Holdings, Inc.
9.250% 8/01/24 (a)	2,752,000	2,525,382
		7,387,811
Pharmaceuticals — 2.1%
1375209 BC Ltd.
9.000% 1/30/28	508,851	503,762
Bausch Health Cos., Inc.
4.875% 6/01/28 (a)	1,347,000	868,411
5.000% 1/30/28 (a)	569,000	212,275
5.000% 2/15/29 (a)	1,301,000	504,411
5.250% 1/30/30 (a)	138,000	51,470
9.000% 12/15/25 (a)	870,000	546,246
11.000% 9/30/28	904,157	721,065
14.000% 10/15/30	179,791	104,279
Jazz Securities DAC
4.375% 1/15/29 (a)	1,247,000	1,077,096
Organon & Co. / Organon Foreign Debt Co-Issuer BV
4.125% 4/30/28 (a)	1,491,000	1,268,140
5.125% 4/30/31 (a)	1,230,000	1,010,642
Perrigo Finance Unlimited Co.
4.400% STEP 6/15/30	1,262,000	1,047,750
		7,915,547
Pipelines — 6.7%
Antero Midstream Partners LP / Antero Midstream Finance Corp.
5.375% 6/15/29 (a)	5,376,000	4,746,470

The accompanying notes are an integral part of the financial statements.

MassMutual High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
CQP Holdco LP / BIP-V Chinook Holdco LLC
5.500% 6/15/31 (a)	$2,124,000	$1,798,444
EnLink Midstream LLC
5.375% 6/01/29	786,000	719,190
5.625% 1/15/28 (a)	449,000	420,376
EnLink Midstream Partners LP
4.150% 6/01/25	27,000	25,063
4.850% 7/15/26	277,000	254,688
5.050% 4/01/45	160,000	112,086
5.450% 6/01/47	706,000	515,705
5.600% 4/01/44	3,122,000	2,374,974
EQM Midstream Partners LP
4.500% 1/15/29 (a)	1,111,000	894,670
4.750% 1/15/31 (a)	1,001,000	794,544
6.000% 7/01/25 (a)	339,000	313,561
6.500% 7/01/27 (a)	763,000	705,073
7.500% 6/01/27 (a)	832,000	792,996
7.500% 6/01/30 (a)	176,000	165,648
Genesis Energy LP/Genesis Energy Finance Corp.
5.625% 6/15/24	666,000	626,049
6.250% 5/15/26	290,000	251,649
6.500% 10/01/25	2,411,000	2,182,027
ITT Holdings LLC
6.500% 8/01/29 (a)	4,327,000	3,356,696
NGL Energy Operating LLC / NGL Energy Finance Corp.
7.500% 2/01/26 (a)	2,530,000	2,250,713
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.500% 3/01/30	128,000	115,507
Venture Global Calcasieu Pass LLC
3.875% 8/15/29 (a)	869,000	745,498
4.125% 8/15/31 (a)	994,000	824,493
Western Midstream Operating LP
5.450% 4/01/44	929,000	762,098
		25,748,218
Real Estate — 0.5%
Realogy Group LLC / Realogy Co-Issuer Corp.
5.750% 1/15/29 (a)	2,591,000	1,868,759
Real Estate Investment Trusts (REITS) — 2.0%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
4.750% 6/15/29 (a)	2,804,000	2,099,215
RHP Hotel Properties LP/RHP Finance Corp.
4.750% 10/15/27	760,000	661,200

	Principal Amount	Value
RLJ Lodging Trust LP
3.750% 7/01/26 (a)	$1,238,000	$1,057,326
4.000% 9/15/29 (a)	829,000	649,415
Service Properties Trust
3.950% 1/15/28	359,000	243,899
4.375% 2/15/30	568,000	372,729
4.950% 2/15/27	284,000	210,525
5.500% 12/15/27	949,000	770,891
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC
4.750% 4/15/28 (a)	1,162,000	917,945
6.500% 2/15/29 (a)	560,000	375,317
7.875% 2/15/25 (a)	166,000	162,016
		7,520,478
Retail — 3.5%
Asbury Automotive Group, Inc.
4.625% 11/15/29 (a)	993,000	793,774
Bath & Body Works, Inc.
6.750% 7/01/36	658,000	542,185
6.875% 11/01/35	2,029,000	1,694,986
BCPE Ulysses Intermediate, Inc.
7.750% 4/01/27 (a)	3,207,000	2,181,907
Macy’s Retail Holdings LLC
5.875% 4/01/29 (a)	261,000	212,872
5.875% 3/15/30 (a) (b)	500,000	395,475
6.125% 3/15/32 (a)	553,000	423,059
Nordstrom, Inc.
5.000% 1/15/44 (b)	2,262,000	1,399,612
Sonic Automotive, Inc.
4.625% 11/15/29 (a)	1,085,000	851,725
4.875% 11/15/31 (a) (b)	448,000	339,360
Staples, Inc.
7.500% 4/15/26 (a)	1,049,000	878,475
10.750% 4/15/27 (a) (b)	1,421,000	1,051,540
Suburban Propane Partners LP / Suburban Energy Finance Corp.
5.000% 6/01/31 (a)	1,271,000	1,039,054
Superior Plus LP / Superior General Partner, Inc.
4.500% 3/15/29 (a)	2,169,000	1,780,318
		13,584,342
Semiconductors — 0.4%
Entegris Escrow Corp.
5.950% 6/15/30 (a)	1,567,000	1,430,217
Software — 1.4%
Avaya Holdings Corp., Convertible,
2.250% 6/15/23	1,776,000	759,240

The accompanying notes are an integral part of the financial statements.

MassMutual High Yield Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Boxer Parent Co., Inc.
9.125% 3/01/26 (a)	$158,000	$151,838
Consensus Cloud Solutions, Inc.
6.000% 10/15/26 (a)	702,000	618,599
CWT Travel Group, Inc.
8.500% 11/19/26 (a)	696	599
Open Text Corp.
3.875% 2/15/28 (a)	302,000	249,760
Open Text Holdings, Inc.
4.125% 2/15/30 (a)	1,297,000	1,035,797
4.125% 12/01/31 (a)	504,000	382,707
Veritas US, Inc./Veritas Bermuda Ltd.
7.500% 9/01/25 (a)	2,925,000	2,240,097
		5,438,637
Telecommunications — 5.7%
Altice France SA
5.125% 7/15/29 (a)	2,356,000	1,760,191
Connect Finco SARL / Connect US Finco LLC
6.750% 10/01/26 (a)	2,300,000	2,012,104
Consolidated Communications, Inc.
6.500% 10/01/28 (a)	2,299,000	1,719,008
Frontier Communications Holdings LLC
5.000% 5/01/28 (a)	3,081,000	2,644,114
6.000% 1/15/30 (a) (b)	819,000	643,742
6.750% 5/01/29 (a)	902,000	744,150
GoTo Group, Inc.
5.500% 9/01/27 (a)	1,559,000	956,119
Hughes Satellite Systems Corp.
6.625% 8/01/26	2,280,000	2,068,865
Sprint Capital Corp.
6.875% 11/15/28	3,131,000	3,217,103
8.750% 3/15/32	4,688,000	5,432,220
T-Mobile USA, Inc.
3.375% 4/15/29	804,000	694,065
		21,891,681
Transportation — 1.6%
Carriage Purchaser, Inc.
7.875% 10/15/29 (a)	1,473,000	1,097,120

	Principal Amount	Value
First Student Bidco, Inc./First Transit Parent, Inc.
4.000% 7/31/29 (a)	$2,525,000	$2,045,758
Seaspan Corp.
5.500% 8/01/29 (a)	3,997,000	3,077,954
		6,220,832

TOTAL CORPORATE DEBT (Cost $431,790,055)		363,755,270

TOTAL BONDS & NOTES (Cost $443,917,059)		373,789,998

	Number of Shares
MUTUAL FUNDS — 3.7%
Diversified Financial Services — 3.7%
State Street Navigator Securities Lending Government Money Market Portfolio (c)	14,173,193	14,173,193

TOTAL MUTUAL FUNDS (Cost $14,173,193)		14,173,193

TOTAL LONG-TERM INVESTMENTS (Cost $458,090,252)		387,963,191

SHORT-TERM INVESTMENTS — 1.0%
Repurchase Agreement — 1.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (d)	3,652,062	3,652,062

TOTAL SHORT-TERM INVESTMENTS (Cost $3,652,062)		3,652,062

TOTAL INVESTMENTS — 101.7% (Cost $461,742,314) (e)		391,615,253

Other Assets/(Liabilities) — (1.7)%		(6,461,995)

NET ASSETS — 100.0%		$385,153,258

Abbreviation Legend

STEP	Step Up Bond
VRN	Variable Rate Note

The accompanying notes are an integral part of the financial statements.

MassMutual High Yield Fund — Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $279,866,786 or 72.66% of net assets.

(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2022, was $15,766,389 or 4.09% of net assets. The Fund received $1,938,941 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $3,652,315. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 3/30/23, and an aggregate market value, including accrued interest, of $3,725,197.

(e)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	81.3%
Canada	5.4%
United Kingdom	3.0%
Cayman Islands	2.7%
Luxembourg	2.0%
Bermuda	1.9%
Ireland	1.3%
Marshall Islands	0.8%
Panama	0.7%
Australia	0.6%
Liberia	0.5%
France	0.5%
Total Long-Term Investments	100.7%
Short-Term Investments and Other Assets and Liabilities	(0.7)%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments
September 30, 2022

	Number of Shares	Value
EQUITIES — 64.0%
COMMON STOCK — 64.0%
Basic Materials — 1.2%
Chemicals — 1.1%
Air Products & Chemicals, Inc.	385	$89,601
Albemarle Corp.	58	15,338
Celanese Corp.	314	28,367
Dow, Inc.	3,295	144,749
DuPont de Nemours, Inc.	2,018	101,707
Ecolab, Inc.	401	57,912
International Flavors & Fragrances, Inc.	132	11,990
Linde PLC	2,051	552,929
LyondellBasell Industries NV Class A	2,643	198,965
PPG Industries, Inc.	311	34,425
The Sherwin-Williams Co.	276	56,511
		1,292,494
Forest Products & Paper — 0.0%
International Paper Co.	1,565	49,610
Mining — 0.1%
Newmont Corp.	1,595	67,038
		1,409,142
Communications — 5.1%
Advertising — 0.1%
Omnicom Group, Inc.	1,688	106,496
Internet — 0.8%
Booking Holdings, Inc. (a)	236	387,797
CDW Corp.	293	45,731
eBay, Inc.	2,045	75,276
MercadoLibre, Inc. (a)	52	43,045
Netflix, Inc. (a)	314	73,928
NortonLifeLock, Inc.	1,825	36,755
Okta, Inc. (a)	80	4,550
Palo Alto Networks, Inc. (a)	864	141,515
Twitter, Inc. (a)	765	33,538
VeriSign, Inc. (a)	519	90,150
		932,285
Media — 0.5%
Fox Corp. Class A	4,944	151,682
Liberty Media Corp-Liberty Formula One Class C (a)	2,513	147,011
Paramount Global Class B	1,137	21,648
The Walt Disney Co. (a)	2,948	278,085
		598,426
Telecommunications — 3.7%
Arista Networks, Inc. (a)	620	69,992
AT&T, Inc.	76,910	1,179,800

	Number of Shares	Value
Cisco Systems, Inc.	17,565	$702,600
Corning, Inc.	2,108	61,174
Motorola Solutions, Inc.	498	111,537
Verizon Communications, Inc.	55,655	2,113,220
		4,238,323
		5,875,530
Consumer, Cyclical — 7.6%
Apparel — 0.3%
NIKE, Inc. Class B	3,843	319,430
VF Corp.	837	25,035
		344,465
Auto Manufacturers — 0.2%
Cummins, Inc.	912	185,601
Auto Parts & Equipment — 0.0%
Aptiv PLC (a)	605	47,317
Distribution & Wholesale — 0.2%
Copart, Inc. (a)	622	66,181
W.W. Grainger, Inc.	221	108,111
		174,292
Leisure Time — 0.0%
Carnival Corp. (a)	510	3,585
Lodging — 0.2%
Hilton Worldwide Holdings, Inc.	702	84,675
Las Vegas Sands Corp. (a)	1,440	54,029
Marriott International, Inc. Class A	792	110,991
		249,695
Retail — 6.7%
AutoZone, Inc. (a)	424	908,178
Best Buy Co., Inc.	986	62,453
CarMax, Inc. (a)	181	11,950
Chipotle Mexican Grill, Inc. (a)	69	103,691
Costco Wholesale Corp.	4,699	2,219,197
Dollar General Corp.	2,078	498,429
Dollar Tree, Inc. (a)	1,296	176,386
Genuine Parts Co.	1,060	158,279
The Home Depot, Inc.	5,546	1,530,363
Lowe’s Cos., Inc.	4,152	779,787
Lululemon Athletica, Inc. (a)	413	115,458
Ross Stores, Inc.	938	79,045
Target Corp.	2,660	394,718
The TJX Cos., Inc.	4,489	278,857
Ulta Beauty, Inc. (a)	304	121,962
Walgreens Boots Alliance, Inc.	2,536	79,630
Yum! Brands, Inc.	1,589	168,974
		7,687,357
		8,692,312

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Consumer, Non-cyclical — 17.4%
Beverages — 1.8%
Brown-Forman Corp. Class B	630	$41,939
The Coca-Cola Co.	12,890	722,098
Constellation Brands, Inc. Class A	644	147,914
Keurig Dr Pepper, Inc.	2,649	94,887
Monster Beverage Corp. (a)	366	31,827
PepsiCo, Inc.	6,562	1,071,312
		2,109,977
Biotechnology — 1.4%
Amgen, Inc.	2,223	501,064
Biogen, Inc. (a)	289	77,163
BioMarin Pharmaceutical, Inc. (a)	218	18,480
Gilead Sciences, Inc.	5,558	342,873
Illumina, Inc. (a)	56	10,684
Incyte Corp. (a)	411	27,389
Regeneron Pharmaceuticals, Inc. (a)	463	318,947
Vertex Pharmaceuticals, Inc. (a)	1,137	329,207
		1,625,807
Commercial Services — 1.0%
Automatic Data Processing, Inc.	1,420	321,190
Block, Inc. (a)	479	26,340
Cintas Corp.	216	83,849
Global Payments, Inc.	762	82,334
Moody’s Corp.	416	101,134
PayPal Holdings, Inc. (a)	1,225	105,436
S&P Global, Inc.	880	268,708
Verisk Analytics, Inc.	568	96,861
		1,085,852
Cosmetics & Personal Care — 2.5%
Colgate-Palmolive Co.	6,409	450,232
The Estee Lauder Cos., Inc. Class A	269	58,077
The Procter & Gamble Co.	18,655	2,355,194
		2,863,503
Food — 1.4%
Campbell Soup Co.	1,065	50,183
General Mills, Inc.	4,877	373,627
The Hershey Co.	1,322	291,461
Hormel Foods Corp.	1,760	79,974
Kellogg Co.	1,836	127,896
The Kroger Co.	4,035	176,531
McCormick & Co., Inc.	663	47,252
Mondelez International, Inc. Class A	7,067	387,484
Sysco Corp.	439	31,042
		1,565,450
Health Care – Products — 1.8%
Abbott Laboratories	5,130	496,379

	Number of Shares	Value
Align Technology, Inc. (a)	51	$10,563
Baxter International, Inc.	1,513	81,490
Boston Scientific Corp. (a)	2,571	99,575
Danaher Corp.	1,115	287,993
Edwards Lifesciences Corp. (a)	1,029	85,026
IDEXX Laboratories, Inc. (a)	78	25,412
Intuitive Surgical, Inc. (a)	289	54,170
Medtronic PLC	3,589	289,812
ResMed, Inc.	125	27,288
Thermo Fisher Scientific, Inc.	1,051	533,057
Waters Corp. (a)	76	20,484
West Pharmaceutical Services, Inc.	68	16,733
Zimmer Biomet Holdings, Inc.	469	49,034
		2,077,016
Health Care – Services — 2.2%
Centene Corp. (a)	1,024	79,677
Elevance Health, Inc.	951	431,982
HCA Healthcare, Inc.	469	86,198
Humana, Inc.	277	134,398
IQVIA Holdings, Inc. (a)	282	51,081
Laboratory Corp. of America Holdings	217	44,444
Quest Diagnostics, Inc.	314	38,525
UnitedHealth Group, Inc.	3,195	1,613,603
		2,479,908
Household Products & Wares — 0.2%
Church & Dwight Co., Inc.	1,035	73,940
The Clorox Co.	278	35,692
Kimberly-Clark Corp.	1,103	124,132
		233,764
Pharmaceuticals — 5.1%
AbbVie, Inc.	5,729	768,889
AmerisourceBergen Corp.	764	103,392
Becton Dickinson and Co.	817	182,052
Bristol-Myers Squibb Co.	10,483	745,236
Cardinal Health, Inc.	428	28,539
Cigna Corp.	2,006	556,605
CVS Health Corp.	11,388	1,086,074
DexCom, Inc. (a)	221	17,799
McKesson Corp.	1,632	554,668
Merck & Co., Inc.	11,698	1,007,432
Pfizer, Inc.	17,046	745,933
Zoetis, Inc.	658	97,575
		5,894,194
		19,935,471
Energy — 2.5%
Energy – Alternate Sources — 0.1%
Enphase Energy, Inc. (a)	271	75,194

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas — 1.2%
Hess Corp.	1,248	$136,019
Marathon Petroleum Corp.	5,833	579,392
Phillips 66	3,498	282,359
Valero Energy Corp.	3,734	398,978
		1,396,748
Oil & Gas Services — 0.3%
Baker Hughes Co.	4,564	95,661
Halliburton Co.	3,503	86,244
Schlumberger NV	5,715	205,169
		387,074
Pipelines — 0.9%
Cheniere Energy, Inc.	758	125,760
Kinder Morgan, Inc.	29,396	489,150
ONEOK, Inc.	2,081	106,630
The Williams Cos., Inc.	12,535	358,877
		1,080,417
		2,939,433
Financial — 8.5%
Banks — 1.0%
The Bank of New York Mellon Corp.	3,870	149,072
Fifth Third Bancorp	1,989	63,568
First Republic Bank	209	27,285
The Goldman Sachs Group, Inc.	951	278,691
KeyCorp.	3,869	61,981
Morgan Stanley	2,266	179,037
Northern Trust Corp.	561	47,999
The PNC Financial Services Group, Inc.	938	140,156
Regions Financial Corp.	3,876	77,791
State Street Corp.	517	31,439
Truist Financial Corp.	2,488	108,328
		1,165,347
Diversified Financial Services — 2.2%
American Express Co.	2,725	367,630
Ameriprise Financial, Inc.	454	114,385
BlackRock, Inc.	215	118,310
The Charles Schwab Corp.	1,118	80,351
CME Group, Inc.	904	160,125
Discover Financial Services	1,392	126,561
Franklin Resources, Inc.	782	16,829
Intercontinental Exchange, Inc.	1,487	134,350
Nasdaq, Inc.	989	56,057
Synchrony Financial	5,199	146,560
T. Rowe Price Group, Inc.	638	66,996
Visa, Inc. Class A	6,633	1,178,352
		2,566,506

	Number of Shares	Value
Insurance — 3.1%
Aflac, Inc.	3,855	$216,651
The Allstate Corp.	1,731	215,562
American International Group, Inc.	4,050	192,294
Aon PLC Class A	721	193,134
Arthur J Gallagher & Co.	1,002	171,563
Chubb Ltd.	2,608	474,343
The Hartford Financial Services Group, Inc.	1,752	108,519
Marsh & McLennan Cos., Inc.	2,318	346,054
MetLife, Inc.	6,207	377,262
Principal Financial Group, Inc.	856	61,760
The Progressive Corp.	4,610	535,728
Prudential Financial, Inc.	2,768	237,439
The Travelers Cos., Inc.	2,065	316,358
Willis Towers Watson PLC	747	150,102
		3,596,769
Private Equity — 0.0%
KKR & Co., Inc.	502	21,586
Real Estate — 0.1%
CBRE Group, Inc. Class A (a)	740	49,957
Real Estate Investment Trusts (REITS) — 2.1%
Alexandria Real Estate Equities, Inc.	684	95,890
American Tower Corp.	993	213,197
AvalonBay Communities, Inc.	656	120,829
Boston Properties, Inc.	512	38,385
Crown Castle, Inc.	1,349	194,998
Digital Realty Trust, Inc.	710	70,418
Equinix, Inc.	289	164,395
Equity Residential	1,456	97,872
Essex Property Trust, Inc.	285	69,035
Extra Space Storage, Inc.	514	88,773
Healthpeak Properties, Inc.	1,389	31,836
Prologis, Inc.	3,428	348,285
Public Storage	1,340	392,365
Realty Income Corp.	1,765	102,723
SBA Communications Corp.	338	96,212
Simon Property Group, Inc.	536	48,106
Ventas, Inc.	677	27,195
VICI Properties, Inc.	2,699	80,565
Welltower, Inc.	1,179	75,833
		2,356,912
		9,757,077
Industrial — 4.0%
Building Materials — 0.2%
Carrier Global Corp.	1,727	61,412
Johnson Controls International PLC	3,087	151,942
Vulcan Materials Co.	380	59,930
		273,284

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Electrical Components & Equipment — 0.1%
AMETEK, Inc.	690	$78,253
Electronics — 0.6%
Agilent Technologies, Inc.	352	42,786
Amphenol Corp. Class A	1,502	100,574
Garmin Ltd.	240	19,275
Honeywell International, Inc.	1,227	204,872
Keysight Technologies, Inc. (a)	587	92,370
Mettler-Toledo International, Inc. (a)	61	66,131
TE Connectivity Ltd.	998	110,139
		636,147
Environmental Controls — 0.5%
Republic Services, Inc.	1,070	145,563
Waste Connections, Inc.	1,176	158,913
Waste Management, Inc.	1,914	306,642
		611,118
Hand & Machine Tools — 0.0%
Stanley Black & Decker, Inc.	167	12,560
Machinery – Diversified — 0.4%
Deere & Co.	929	310,184
Dover Corp.	311	36,256
Otis Worldwide Corp.	1,529	97,550
Rockwell Automation, Inc.	215	46,249
		490,239
Miscellaneous - Manufacturing — 0.3%
Eaton Corp. PLC	1,010	134,694
Illinois Tool Works, Inc.	654	118,145
Trane Technologies PLC	427	61,834
		314,673
Packaging & Containers — 0.1%
Amcor PLC	6,346	68,093
Ball Corp.	608	29,378
		97,471
Transportation — 1.8%
C.H. Robinson Worldwide, Inc.	497	47,866
CSX Corp.	12,551	334,359
Expeditors International of Washington, Inc.	628	55,459
FedEx Corp.	774	114,916
Norfolk Southern Corp.	1,196	250,741
Union Pacific Corp.	3,755	731,549
United Parcel Service, Inc. Class B	3,216	519,512
		2,054,402
		4,568,147
Technology — 15.5%
Computers — 6.3%
Accenture PLC Class A	2,226	572,750

	Number of Shares	Value
Apple, Inc.	39,526	$5,462,493
Cognizant Technology Solutions Corp. Class A	2,781	159,741
Crowdstrike Holdings, Inc. Class A (a)	236	38,895
Fortinet, Inc. (a)	1,691	83,079
Hewlett Packard Enterprise Co.	8,195	98,176
HP, Inc.	7,601	189,417
International Business Machines Corp.	4,305	511,477
NetApp, Inc.	794	49,109
Seagate Technology Holdings PLC	1,081	57,541
Western Digital Corp. (a)	816	26,561
		7,249,239
Office & Business Equipment — 0.0%
Zebra Technologies Corp. Class A (a)	93	24,367
Semiconductors — 3.2%
Advanced Micro Devices, Inc. (a)	2,569	162,772
Applied Materials, Inc.	2,961	242,594
Broadcom, Inc.	1,916	850,723
Intel Corp.	21,188	546,015
KLA Corp.	607	183,696
Lam Research Corp.	372	136,152
Micron Technology, Inc.	4,668	233,867
NVIDIA Corp.	4,061	492,965
Texas Instruments, Inc.	4,878	755,017
		3,603,801
Software — 6.0%
Adobe, Inc. (a)	1,107	304,646
Akamai Technologies, Inc. (a)	927	74,457
ANSYS, Inc. (a)	173	38,354
Autodesk, Inc. (a)	367	68,556
Cadence Design Systems, Inc. (a)	1,005	164,247
Citrix Systems, Inc. (b)	321	33,352
DocuSign, Inc. (a)	158	8,448
Electronic Arts, Inc.	1,542	178,425
Fidelity National Information Services, Inc.	1,229	92,875
Fiserv, Inc. (a)	1,123	105,079
HubSpot, Inc. (a)	43	11,615
Intuit, Inc.	701	271,511
Microsoft Corp.	18,033	4,199,886
MSCI, Inc.	144	60,738
Oracle Corp.	6,127	374,176
Paychex, Inc.	1,196	134,203
Salesforce, Inc. (a)	1,376	197,924
ServiceNow, Inc. (a)	481	181,630
Snowflake, Inc. Class A (a)	201	34,162
Splunk, Inc. (a)	107	8,046
Synopsys, Inc. (a)	505	154,283

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Unity Software, Inc. (a)	120	$3,823
Veeva Systems, Inc. Class A (a)	128	21,105
VMware, Inc. Class A	604	64,302
Workday, Inc. Class A (a)	558	84,939
Zoom Video Communications, Inc. Class A (a)	178	13,099
		6,883,881
		17,761,288
Utilities — 2.2%
Electric — 2.2%
Ameren Corp.	772	62,185
American Electric Power Co., Inc.	2,293	198,230
Avangrid, Inc.	89	3,711
CMS Energy Corp.	1,117	65,054
Consolidated Edison, Inc.	2,097	179,839
Dominion Energy, Inc.	2,674	184,800
DTE Energy Co.	736	84,677
Duke Energy Corp.	3,263	303,524
Edison International	633	35,815
Entergy Corp.	438	44,076
Eversource Energy	911	71,022
Exelon Corp.	10,711	401,234
FirstEnergy Corp.	2,337	86,469
NextEra Energy, Inc.	3,351	262,752
Public Service Enterprise Group, Inc.	1,410	79,284
Sempra Energy	1,248	187,125
WEC Energy Group, Inc.	1,960	175,283
Xcel Energy, Inc.	1,822	116,608
		2,541,688
Water — 0.0%
American Water Works Co., Inc.	358	46,597
		2,588,285

TOTAL COMMON STOCK (Cost $80,784,749)		73,526,685

TOTAL EQUITIES (Cost $80,784,749)		73,526,685

	Principal Amount
BONDS & NOTES — 40.8%
CORPORATE DEBT — 12.3%
Agriculture — 0.1%
Archer-Daniels-Midland Co.
2.700% 9/15/51	$49,000	32,283
Bunge Ltd. Finance Corp.
1.630% 8/17/25	13,000	11,696
3.250% 8/15/26	47,000	43,221

	Principal Amount	Value
Cargill, Inc.
3.125% 5/25/51 (c)	$74,000	$50,805
		138,005
Airlines — 0.1%
American Airlines 2021-1 Class A Pass Through Trust
2.875% 1/11/36	69,000	56,046
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.500% 10/20/25 (c)	82,995	80,567
		136,613
Banks — 2.9%
Australia & New Zealand Banking Group Ltd. 5 year CMT + 1.700%
2.570% VRN 11/25/35 (c)	225,000	163,268
Bank of America Corp.
5 year CMT + 1.200% 2.482% VRN 9/21/36	162,000	117,098
SOFR + 1.330% 2.972% VRN 2/04/33	66,000	51,571
SOFR + 1.580% 3.311% VRN 4/22/42	135,000	95,202
4.183% 11/25/27	41,000	38,003
3 mo. USD LIBOR + 1.814% 4.244% VRN 4/24/38	23,000	18,937
3 mo. USD LIBOR + 1.310% 4.271% VRN 7/23/29	18,000	16,356
4.750% 4/21/45	63,000	50,764
5 year CMT + 3.231% 6.125% VRN (d)	162,000	153,090
7.750% 5/14/38	20,000	22,187
The Bank of New York Mellon Corp. 5 year CMT + 2.630%
3.750% VRN (d)	156,000	120,510
The Bank of Nova Scotia
4.500% 12/16/25	36,000	34,744
Citigroup, Inc.
SOFR + .528% 1.281% VRN 11/03/25	55,000	50,258
4.450% 9/29/27	27,000	24,985
SOFR + 2.086% 4.910% VRN 5/24/33	71,000	65,362
5.500% 9/13/25	54,000	53,833
5.875% 1/30/42	18,000	17,231
6.000% 10/31/33	16,000	15,404
6.625% 6/15/32	14,000	14,150
8.125% 7/15/39	14,000	16,582
Cooperatieve Rabobank UA 1 year CMT + .550%
1.106% VRN 2/24/27 (c)	250,000	214,088

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
The Goldman Sachs Group, Inc.
SOFR + .798% 1.431% VRN 3/09/27	$227,000	$195,223
SOFR + 1.090% 1.992% VRN 1/27/32	135,000	99,763
SOFR + 1.248% 2.383% VRN 7/21/32	76,000	57,277
SOFR + 1.410% 3.102% VRN 2/24/33	66,000	52,372
4.250% 10/21/25	32,000	30,874
5.950% 1/15/27	72,000	72,448
6.750% 10/01/37	32,000	31,880
JP Morgan Chase & Co.
3 mo. USD LIBOR + 1.160% 3.702% VRN 5/06/30	320,000	279,258
5.600% 7/15/41	41,000	38,884
KeyBank NA/Cleveland OH
3.900% 4/13/29	356,000	312,177
Mizuho Financial Group, Inc.
2.564% 9/13/31	200,000	146,805
Morgan Stanley
SOFR + 1.360% 2.484% VRN 9/16/36	203,000	145,401
SOFR + 1.485% 3.217% VRN 4/22/42	44,000	30,669
3 mo. USD LIBOR + 1.628% 4.431% VRN 1/23/30	154,000	141,520
The PNC Financial Services Group, Inc. SOFR + 1.850%
4.626% VRN 6/06/33	108,000	96,300
SVB Financial Group
1.800% 2/02/31	189,000	134,116
2.100% 5/15/28	87,000	70,525
3.125% 6/05/30	18,000	14,494
3.500% 1/29/25	77,000	73,662
		3,377,271
Biotechnology — 0.5%
Amgen, Inc.
2.200% 2/21/27	347,000	308,245
CSL Finance PLC
4.250% 4/27/32 (c)	65,000	59,313
4.750% 4/27/52 (c)	27,000	23,231
Illumina, Inc.
0.550% 3/23/23	194,000	189,974
		580,763
Commercial Services — 0.3%
Element Fleet Management Corp.
1.600% 4/06/24 (c)	21,000	19,766
Moody’s Corp.
4.250% 2/01/29	209,000	197,363

	Principal Amount	Value
PayPal Holdings, Inc.
3.250% 6/01/50	$27,000	$18,245
Triton Container International Ltd.
3.150% 6/15/31 (c)	100,000	73,208
		308,582
Computers — 0.5%
Apple, Inc.
1.650% 5/11/30	46,000	37,016
2.650% 5/11/50	27,000	17,724
3.000% 6/20/27	177,000	166,356
Dell International LLC/EMC Corp.
4.000% 7/15/24	336,000	329,899
		550,995
Diversified Financial Services — 0.5%
Air Lease Corp.
2.200% 1/15/27	64,000	54,211
Ally Financial, Inc.
2.200% 11/02/28	112,000	86,579
Brookfield Finance, Inc.
3.900% 1/25/28	99,000	89,204
The Charles Schwab Corp. 10 year CMT + 3.079%
4.000% VRN (d)	93,000	68,314
CI Financial Corp.
3.200% 12/17/30	65,000	47,094
LSEGA Financing PLC
1.375% 4/06/26 (c)	218,000	191,069
		536,471
Electric — 0.1%
Nevada Power Co.
6.650% 4/01/36	20,000	21,152
Xcel Energy, Inc.
6.500% 7/01/36	99,000	103,528
		124,680
Electronics — 0.1%
Vontier Corp.
2.400% 4/01/28	219,000	171,011
Entertainment — 0.1%
Magallanes, Inc. Co.
5.391% 3/15/62 (c)	37,000	26,825
Warnermedia Holdings, Inc.
5.141% 3/15/52 (c)	49,000	35,552
		62,377
Food — 0.3%
Conagra Brands, Inc.
4.850% 11/01/28	170,000	160,484
General Mills, Inc.
3.000% 2/01/51	112,000	72,621

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Ingredion, Inc.
3.200% 10/01/26	$25,000	$23,064
Mars, Inc.
3.950% 4/01/49 (c)	67,000	53,607
		309,776
Health Care – Services — 0.6%
HCA, Inc.
5.000% 3/15/24	328,000	325,834
Kaiser Foundation Hospitals
2.810% 6/01/41	110,000	76,779
3.002% 6/01/51	80,000	52,742
Mayo Clinic
3.196% 11/15/61	106,000	68,844
Providence St Joseph Health Obligated Group
2.700% 10/01/51	93,000	55,830
UnitedHealth Group, Inc.
3.125% 5/15/60	36,000	23,055
4.750% 5/15/52	33,000	29,569
		632,653
Insurance — 0.8%
The Allstate Corp. 3 mo. USD LIBOR + 2.938%
5.750% VRN 8/15/53	158,000	145,468
American International Group, Inc. 3 mo. USD LIBOR + 2.868%
5.750% VRN 4/01/48	104,000	95,837
Arch Capital Finance LLC
5.031% 12/15/46	27,000	22,855
Arch Capital Group Ltd.
3.635% 6/30/50	49,000	33,363
Athene Global Funding
1.450% 1/08/26 (c)	117,000	101,761
Athene Holding Ltd.
3.950% 5/25/51	16,000	10,658
Brighthouse Financial, Inc.
3.850% 12/22/51	168,000	101,730
GA Global Funding Trust
1.625% 1/15/26 (c)	37,000	32,444
Global Atlantic Fin Co.
3.125% 6/15/31 (c)	72,000	52,704
Jackson Financial, Inc.
5.170% 6/08/27	78,000	74,840
New York Life Insurance Co.
3.750% 5/15/50 (c)	23,000	17,009
Prudential Financial, Inc.
5 year CMT + 3.035% 3.700% VRN 10/01/50	18,000	14,216

	Principal Amount	Value
3 mo. USD LIBOR + 3.920% 5.625% VRN 6/15/43	$41,000	$40,396
3 mo. USD LIBOR + 2.665% 5.700% VRN 9/15/48	99,000	92,441
Reinsurance Group of America, Inc.
3.150% 6/15/30	49,000	40,791
3.900% 5/15/29	54,000	48,089
USF&G Capital I
8.500% 12/15/45 (c)	35,000	39,972
		964,574
Internet — 0.1%
Alphabet, Inc.
2.250% 8/15/60	32,000	17,994
Expedia Group, Inc.
2.950% 3/15/31	11,000	8,530
Prosus NV
3.832% 2/08/51 (c)	233,000	129,313
		155,837
Investment Companies — 0.2%
Ares Capital Corp.
3.200% 11/15/31	161,000	114,266
Blackstone Secured Lending Fund
2.750% 9/16/26	158,000	135,679
		249,945
Media — 0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.500% 6/01/41	119,000	76,057
3.750% 2/15/28	191,000	168,806
3.850% 4/01/61	80,000	46,711
6.484% 10/23/45	32,000	28,126
Comcast Corp.
2.937% 11/01/56	43,000	25,670
3.400% 7/15/46	41,000	28,870
3.750% 4/01/40	151,000	118,721
3.969% 11/01/47	23,000	17,588
Discovery Communications LLC
3.950% 3/20/28	56,000	49,115
FactSet Research Systems, Inc.
3.450% 3/01/32	67,000	54,576
Time Warner Cable, Inc.
6.750% 6/15/39	27,000	24,138
The Walt Disney Co.
3.600% 1/13/51	58,000	42,966
		681,344

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Mining — 0.0%
Teck Resources Ltd.
6.000% 8/15/40	$32,000	$28,226
Miscellaneous - Manufacturing — 0.1%
Eaton Corp.
4.150% 3/15/33	82,000	74,050
Oil & Gas — 0.1%
BP Capital Markets America, Inc.
3.379% 2/08/61	95,000	61,913
BP Capital Markets PLC 5 year CMT + 4.036%
4.375% VRN (d)	58,000	53,650
		115,563
Packaging & Containers — 0.3%
Berry Global, Inc.
1.570% 1/15/26	48,000	41,832
Sealed Air Corp.
1.573% 10/15/26 (c)	44,000	36,853
Silgan Holdings, Inc.
1.400% 4/01/26 (c)	49,000	41,843
WRKCo, Inc.
3.000% 6/15/33	27,000	20,880
4.650% 3/15/26	192,000	187,853
		329,261
Pharmaceuticals — 0.4%
AbbVie, Inc.
4.700% 5/14/45	67,000	56,679
Becton Dickinson and Co.
4.685% 12/15/44	21,000	17,937
Bristol-Myers Squibb Co.
4.350% 11/15/47	27,000	23,061
Cigna Corp.
2.400% 3/15/30	249,000	202,707
3.400% 3/15/51	47,000	32,054
4.800% 7/15/46	27,000	23,113
CVS Health Corp.
4.300% 3/25/28	10,000	9,453
5.050% 3/25/48	25,000	21,933
6.125% 9/15/39	8,000	8,164
Merck & Co., Inc.
1.900% 12/10/28	40,000	33,573
		428,674
Pipelines — 1.0%
Enbridge, Inc.
2.500% 8/01/33	190,000	142,209
Enterprise Products Operating LLC
3 mo. USD LIBOR + 3.033% 5.250% VRN 8/16/77	41,000	34,260

	Principal Amount	Value
3 mo. USD LIBOR + 2.570% 5.375% VRN 2/15/78	$27,000	$20,272
Kinder Morgan, Inc.
3.250% 8/01/50	100,000	62,538
4.800% 2/01/33	137,000	122,581
MPLX LP
1.750% 3/01/26	365,000	319,481
4.500% 4/15/38	27,000	21,727
ONEOK, Inc.
6.350% 1/15/31	200,000	196,022
Sabine Pass Liquefaction LLC
4.500% 5/15/30	100,000	91,063
The Williams Cos., Inc.
3.500% 10/15/51	45,000	29,948
4.650% 8/15/32	84,000	76,207
5.300% 8/15/52	40,000	34,820
		1,151,128
Real Estate — 0.2%
CBRE Services, Inc.
2.500% 4/01/31	243,000	184,802
Real Estate Investment Trusts (REITS) — 0.9%
Alexandria Real Estate Equities, Inc.
2.950% 3/15/34	78,000	60,240
American Tower Corp.
1.600% 4/15/26	96,000	83,755
2.700% 4/15/31	119,000	93,339
Brixmor Operating Partnership LP
2.250% 4/01/28	24,000	19,383
Crown Castle International Corp.
2.500% 7/15/31	88,000	67,781
3.700% 6/15/26	243,000	228,316
Crown Castle, Inc.
5.200% 2/15/49	11,000	9,471
Equinix, Inc.
3.900% 4/15/32	118,000	100,191
Extra Space Storage LP
2.350% 3/15/32	65,000	47,868
2.550% 6/01/31	89,000	68,391
Host Hotels & Resorts LP
3.500% 9/15/30	84,000	66,964
Kimco Realty Corp.
2.250% 12/01/31	58,000	43,489
Kite Realty Group LP
4.000% 10/01/26	110,000	101,184
		990,372
Retail — 0.7%
Advance Auto Parts, Inc.
1.750% 10/01/27	13,000	10,727

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
3.900% 4/15/30	$323,000	$277,169
Alimentation Couche-Tard, Inc.
3.625% 5/13/51 (c)	71,000	45,834
AutoZone, Inc.
1.650% 1/15/31	41,000	30,443
Dollar General Corp.
4.250% 9/20/24	83,000	82,027
The Home Depot, Inc.
2.375% 3/15/51	48,000	28,081
2.700% 4/15/30	97,000	82,819
Lowe’s Cos., Inc.
3.000% 10/15/50	90,000	55,183
McDonald’s Corp.
3.300% 7/01/25	182,000	175,131
Starbucks Corp.
4.450% 8/15/49	86,000	70,285
		857,699
Semiconductors — 0.4%
Microchip Technology, Inc.
0.983% 9/01/24	49,000	45,116
Micron Technology, Inc.
2.703% 4/15/32	75,000	54,472
4.185% 2/15/27	322,000	300,737
Skyworks Solutions, Inc.
1.800% 6/01/26	36,000	31,186
		431,511
Software — 0.2%
Electronic Arts, Inc.
2.950% 2/15/51	42,000	27,445
Microsoft Corp.
2.921% 3/17/52	80,000	56,504
Oracle Corp.
3.600% 4/01/40	197,000	133,725
Workday, Inc.
3.800% 4/01/32	50,000	43,448
		261,122
Telecommunications — 0.2%
Verizon Communications, Inc.
3.550% 3/22/51	47,000	33,054
3.700% 3/22/61	47,000	31,912
3.875% 2/08/29	180,000	164,264
		229,230
Transportation — 0.0%
CSX Corp.
4.750% 11/15/48	18,000	15,848

TOTAL CORPORATE DEBT (Cost $17,560,370)		14,078,383

	Principal Amount	Value

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.0%
Automobile Asset-Backed Securities — 0.5%
Avis Budget Rental Car Funding AESOP LLC, Series 2021-2A, Class A
1.660% 2/20/28 (c)	$150,000	$128,795
Enterprise Fleet Financing LLC, Series 2021-3, Class A3
1.220% 8/20/27 (c)	234,000	211,015
Hyundai Auto Receivables Trust, Series 2021-C, Class A4
1.030% 12/15/27	140,000	127,858
Toyota Auto Receivables Owner Trust, Series 2021-D, Class A4
1.020% 3/15/27	70,000	63,421
		531,089
Commercial Mortgage-Backed Securities — 1.1%
Bank
Series 2019-BN17, Class B, 4.128% VRN 4/15/52 (e)	29,000	25,590
Series 2019-BN16, Class AS, 4.267% 2/15/52	31,333	28,152
Series 2019-BN16, Class B, 4.438% VRN 2/15/52 (e)	24,330	21,852
BBCMS Mortgage Trust, Series 2020-C7, Class AS
2.444% 4/15/53	57,000	44,817
Benchmark Mortgage Trust
Series 2019-B14, Class AS, 3.352% 12/15/62	150,000	126,905
Series 2019-B9, Class AAB, 3.933% 3/15/52	274,000	258,906
BX Commercial Mortgage Trust
Class A, 1 mo. USD LIBOR + .700% 3.518% FRN 9/15/36 (c)	115,000	109,791
Class C, 1 mo. USD LIBOR + 1.100% 3.918% FRN 9/15/36 (c)	100,000	92,597
Citigroup Commercial Mortgage Trust, Series 2017-C4, Class C,
4.346% VRN 10/12/50 (e)	70,000	60,441
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class C,
4.696% VRN 10/10/47 (e)	100,000	93,997
GS Mortgage Securities Trust
Series 2020-GC45, Class A5, 2.911% 2/13/53	140,000	119,379
Series 2017-GS6, Class B, 3.869% 5/10/50	79,000	70,239

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
Life Mortgage Trust
Class A, 1 mo. USD LIBOR + .700% 3.518% FRN 3/15/38 (c)	$98,297	$94,490
Class B, 1 mo. USD LIBOR + .880% 3.698% FRN 3/15/38 (c)	98,297	93,108
Morgan Stanley Capital I Trust, Series 2018-H3, Class B,
4.620% VRN 7/15/51 (e)	20,000	18,152
Wells Fargo Commercial Mortgage Trust
Series 2018-C45, Class AS, 4.405% VRN 6/15/51 (e)	30,000	27,164
Series 2018-C45, Class B, 4.556% 6/16/51	10,000	8,911
		1,294,491
Other Asset-Backed Securities — 0.5%
AMSR Trust, Series 2021-SFR3, Class B
1.726% 10/17/38 (c)	130,000	111,759
Dllmt LLC, Series 2021-1A, Class A4
1.240% 6/20/29 (c)	150,000	137,146
MVW LLC, Series 2021-2A, Class A
1.430% 5/20/39 (c)	237,435	212,566
Progress Residential Trust, Series 2021-SFR10, Class A
2.393% 12/17/40 (c)	100,000	83,659
		545,130
Whole Loan Collateral Collateralized Mortgage Obligations — 1.9%
Angel Oak Mortgage Trust
Series 2021-8, Class A1, 1.820% VRN 11/25/66 (c) (e)	248,281	214,940
Series 2022-1, Class A1, 2.881% STEP 12/25/66 (c)	248,714	216,503
Bayview MSR Opportunity Master Fund Trust
Series 2021-5, Class A2, 2.500% VRN 11/25/51 (c) (e)	137,211	108,847
Series 2021-5, Class A1, 3.000% VRN 11/25/51 (c) (e)	112,527	92,870
Ellington Financial Mortgage Trust, Series 2022-3, Class A1,
5.000% STEP 8/25/67 (c)	225,561	217,880
Flagstar Mortgage Trust, Series 2021-11IN, Class A6,
2.500% VRN 11/25/51 (c) (e)	236,962	203,037
Imperial Fund Mortgage Trust, Series 2021-NQM3, Class A1,
1.595% VRN 11/25/56 (c) (e)	152,929	126,175
JP Morgan Mortgage Trust
Series 2021-LTV2, Class A1, 2.520% VRN 5/25/52 (c) (e)	254,441	213,114

	Principal Amount	Value
Series 2022-8, Class A4A, 4.000% VRN 1/25/53 (c) (e)	$159,961	$149,763
Onslow Bay Financial LLC, Series 2022-NQM1, Class A1,
2.305% VRN 11/25/61 (c) (e)	234,447	195,516
Starwood Mortgage Residential Trust
Series 2021-6, Class A1, 1.920% VRN 11/25/66 (c) (e)	261,951	219,915
Series 2022-1, Class A1, 2.447% VRN 12/25/66 (c) (e)	284,239	238,552
		2,197,112

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $5,248,331)		4,567,822

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (f) — 10.1%
Pass-Through Securities — 10.1%
Federal Home Loan Mortgage Corp.
Pool #RA6233 2.000% 11/01/51	521,403	422,675
Pool #SD8174 3.000% 10/01/51	439,086	383,096
Pool #RA7484 4.000% 6/01/52	464,113	430,935
Pool #SD1351 4.500% 7/01/52	435,404	415,197
Federal National Mortgage Association
Pool #CB1787 2.000% 10/01/51	506,697	410,912
Pool #CB1782 2.000% 10/01/51	761,227	617,326
Pool #MA4361 2.500% 6/01/36	314,344	285,484
Pool #CB2074 2.500% 11/01/51	397,385	334,715
Pool #FS2635 2.500% 5/01/52	481,129	406,004
Pool #BO7245 3.000% 1/01/50	296,955	260,493
Pool #BU8819 3.500% 5/01/52	495,722	446,810
Pool #CB3859 4.000% 6/01/52	244,637	227,225
Pool #CB4404 5.000% 8/01/52	418,658	408,363
Uniform Mortgage Backed Securities TBA
2.000% 10/18/37 (g)	1,500,000	1,321,055
2.000% 10/13/52 (g)	1,129,000	914,137
2.500% 10/13/52 (g)	1,760,000	1,477,987
3.000% 10/13/52 (g)	850,000	739,500
3.500% 10/13/52 (g)	1,000,000	899,688
4.000% 10/13/52 (g)	750,000	695,508
4.500% 10/13/52 (g)	511,000	486,408
		11,583,518

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $12,624,254)		11,583,518

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 14.4%
U.S. Treasury Bonds & Notes — 14.4%
U.S. Treasury Bond
2.250% 8/15/49	$873,900	$639,449
2.875% 5/15/52	1,052,600	883,033
3.375% 8/15/42	1,423,200	1,289,775
U.S. Treasury Note
0.125% 5/15/23	1,000,000	975,977
0.250% 11/15/23	2,000,000	1,911,719
0.375% 4/30/25	1,543,600	1,398,043
2.250% 4/30/24	750,000	726,152
2.750% 4/30/27	700,000	661,008
2.750% 8/15/32	855,200	781,706
2.875% 4/30/29	150,000	140,063
3.125% 8/31/27	1,820,500	1,747,253
3.125% 8/31/29	1,974,400	1,874,446
3.250% 8/31/24	1,945,600	1,911,020
3.500% 9/15/25	1,626,400	1,593,618
		16,533,262

TOTAL U.S. TREASURY OBLIGATIONS (Cost $17,732,781)		16,533,262

TOTAL BONDS & NOTES (Cost $53,165,736)		46,762,985

TOTAL LONG-TERM INVESTMENTS (Cost $133,950,485)		120,289,670

SHORT-TERM INVESTMENTS — 1.1%
Repurchase Agreement — 1.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (h)	1,134,559	1,134,559

	Principal Amount	Value
U.S. Treasury Bill — 0.1%
U.S. Treasury Bill
1.482% 11/17/22 (i) (j)	$87,000	$86,693
2.005% 11/17/22 (i) (j)	1,000	997
2.041% 11/17/22 (i) (j)	4,000	3,986
2.134% 11/17/22 (i) (j)	3,000	2,989
		94,665

TOTAL SHORT-TERM INVESTMENTS (Cost $1,229,373)		1,229,224

TOTAL INVESTMENTS — 105.9% (Cost $135,179,858) (k)		121,518,894

Other Assets/(Liabilities) — (5.9)%		(6,729,401)

NET ASSETS — 100.0%		$114,789,493

Abbreviation Legend

FRN	Floating Rate Note
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2022, these securities amounted to a value of $33,352 or 0.03% of net assets.

(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $4,961,070 or 4.32% of net assets.

(d)	Security is perpetual and has no stated maturity date.
(e)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at September 30, 2022.

(f)	May contain securities that are issued by a U.S. Government Agency, but are unsecured and are not guaranteed by a U.S. Government Agency.
(g)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(h)

Maturity value of $1,134,638. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 9/15/25, and an aggregate market value, including accrued interest, of $1,157,328.

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund — Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(i)	All or a portion of this security is pledged/held as collateral for open derivatives. (Note 2).
(j)	The rate shown represents yield-to-maturity.
(k)	See Note 6 for aggregate cost for federal tax purposes.

Futures contracts

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Short
U.S. Treasury Note 10 Year	12/20/22	17	$(2,003,393)	$98,330
U.S. Treasury Ultra 10 Year	12/20/22	11	(1,389,844)	86,516
U.S. Treasury Note 2 Year	12/30/22	7	(1,460,798)	23,064
U.S. Treasury Note 5 Year	12/30/22	9	(1,002,216)	34,646
				$242,556

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Value Fund — Portfolio of Investments
September 30, 2022

	Number of Shares	Value
EQUITIES — 99.5%
COMMON STOCK — 99.5%
Basic Materials — 3.6%
Chemicals — 2.2%
International Flavors & Fragrances, Inc.	5,840	$530,447
LyondellBasell Industries NV Class A	8,293	624,297
The Mosaic Co.	971	46,929
Westlake Corp.	3,240	281,491
		1,483,164
Iron & Steel — 1.4%
Nucor Corp.	2,481	265,442
Reliance Steel & Aluminum Co.	1,107	193,072
Steel Dynamics, Inc.	7,095	503,390
United States Steel Corp.	375	6,795
		968,699
		2,451,863
Communications — 5.8%
Advertising — 1.1%
Omnicom Group, Inc.	12,074	761,749
Internet — 3.5%
Alphabet, Inc. Class A (a)	5,111	488,867
Alphabet, Inc. Class C (a)	3,129	300,853
F5, Inc. (a)	266	38,498
GoDaddy, Inc. Class A (a)	1,772	125,600
Meta Platforms, Inc. Class A (a)	10,099	1,370,232
		2,324,050
Media — 0.8%
Paramount Global Class A (b)	813	17,512
Paramount Global Class B (b)	7,309	139,163
Warner Bros Discovery, Inc. (a)	30,915	355,523
		512,198
Telecommunications — 0.4%
Lumen Technologies, Inc.	39,788	289,657
		3,887,654
Consumer, Cyclical — 6.0%
Auto Parts & Equipment — 0.4%
BorgWarner, Inc.	7,775	244,135
Distribution & Wholesale — 0.1%
Core & Main, Inc. Class A (a)	3,841	87,345
Home Builders — 1.2%
D.R. Horton, Inc.	6,352	427,807
NVR, Inc. (a)	37	147,522
Thor Industries, Inc.	2,749	192,375
		767,704

	Number of Shares	Value
Home Furnishing — 0.3%
Tempur Sealy International, Inc.	8,459	$204,200
Leisure Time — 0.2%
Brunswick Corp.	1,007	65,908
Polaris, Inc.	855	81,781
		147,689
Retail — 3.8%
AutoNation, Inc. (a)	1,687	171,855
Lithia Motors, Inc.	423	90,755
McDonald’s Corp.	3,174	732,369
Ollie’s Bargain Outlet Holdings, Inc. (a)	2,052	105,883
RH (a)	293	72,098
Walmart, Inc.	10,822	1,403,613
		2,576,573
		4,027,646
Consumer, Non-cyclical — 30.1%
Agriculture — 1.6%
Philip Morris International, Inc.	13,327	1,106,274
Beverages — 2.2%
The Coca-Cola Co.	280	15,685
Monster Beverage Corp. (a)	7,257	631,069
PepsiCo, Inc.	5,014	818,586
		1,465,340
Biotechnology — 1.8%
Certara, Inc. (a)	684	9,083
Moderna, Inc. (a)	1,839	217,462
Regeneron Pharmaceuticals, Inc. (a)	708	487,720
Vertex Pharmaceuticals, Inc. (a)	1,746	505,537
		1,219,802
Commercial Services — 3.5%
Clarivate PLC (a)	9,024	84,735
Dun & Bradstreet Holdings, Inc.	8,684	107,595
Equifax, Inc.	2,343	401,660
Global Payments, Inc.	4,093	442,249
Moody’s Corp.	996	242,137
Rollins, Inc.	1,282	44,460
S&P Global, Inc.	3,468	1,058,954
		2,381,790
Cosmetics & Personal Care — 2.0%
The Procter & Gamble Co.	10,375	1,309,844
Food — 3.1%
Campbell Soup Co.	4,663	219,721
General Mills, Inc.	6,982	534,891
Kellogg Co.	10,731	747,521

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Mondelez International, Inc. Class A	10,750	$589,423
		2,091,556
Health Care – Products — 6.6%
Abbott Laboratories	7,597	735,086
Align Technology, Inc. (a)	1,510	312,736
Avantor, Inc. (a)	398	7,801
Danaher Corp.	4,904	1,266,654
Henry Schein, Inc. (a)	3,929	258,410
Hologic, Inc. (a)	7,300	470,996
Quidelortho Corp. (a)	547	39,100
Thermo Fisher Scientific, Inc.	2,649	1,343,546
		4,434,329
Health Care – Services — 2.6%
Centene Corp. (a)	1,908	148,461
Elevance Health, Inc.	1,119	508,295
Quest Diagnostics, Inc.	427	52,389
Syneos Health, Inc. (a)	2,844	134,095
UnitedHealth Group, Inc.	1,780	898,971
		1,742,211
Household Products & Wares — 0.7%
Kimberly-Clark Corp.	3,063	344,710
Reynolds Consumer Products, Inc.	3,977	103,442
		448,152
Pharmaceuticals — 6.0%
Bristol-Myers Squibb Co.	17,677	1,256,658
Jazz Pharmaceuticals PLC (a)	2,837	378,144
McKesson Corp.	2,344	796,655
Pfizer, Inc.	36,773	1,609,186
		4,040,643
		20,239,941
Energy — 5.7%
Oil & Gas — 5.7%
APA Corp.	5,807	198,541
ConocoPhillips	12,635	1,293,066
Coterra Energy, Inc.	8,127	212,277
Devon Energy Corp.	12,838	771,949
HF Sinclair Corp.	7,972	429,213
Marathon Oil Corp.	28,634	646,556
PDC Energy, Inc.	1,298	75,011
Pioneer Natural Resources Co.	823	178,204
		3,804,817
		3,804,817
Financial — 26.8%
Banks — 5.5%
The Bank of New York Mellon Corp.	9,030	347,836
Citigroup, Inc.	21,320	888,404
JP Morgan Chase & Co.	16,136	1,686,212

	Number of Shares	Value
KeyCorp.	31,882	$510,750
US Bancorp	7,038	283,772
		3,716,974
Diversified Financial Services — 6.5%
Affiliated Managers Group, Inc.	4,490	502,206
Apollo Global Management, Inc.	3,256	151,404
BlackRock, Inc.	1,536	845,230
Capital One Financial Corp.	746	68,759
The Charles Schwab Corp.	3,025	217,407
CME Group, Inc.	638	113,009
Coinbase Global, Inc. Class A (a)	1,650	106,408
Discover Financial Services	3,339	303,582
Franklin Resources, Inc.	4,106	88,361
Intercontinental Exchange, Inc.	3,436	310,443
Nasdaq, Inc.	14,490	821,293
OneMain Holdings, Inc.	9,148	270,049
Rocket Cos., Inc. Class A	7,886	49,839
Synchrony Financial	2,719	76,649
Tradeweb Markets, Inc. Class A	1,604	90,498
Upstart Holdings, Inc. (a) (b)	560	11,642
Virtu Financial, Inc. Class A	17,401	361,419
		4,388,198
Insurance — 10.7%
Aflac, Inc.	15,608	877,169
American International Group, Inc.	2,935	139,354
Arthur J Gallagher & Co.	5,151	881,954
Berkshire Hathaway, Inc. Class B (a)	6,681	1,783,961
Brown & Brown, Inc.	12,807	774,567
Equitable Holdings, Inc.	5,200	137,020
Fidelity National Financial, Inc.	19,770	715,674
Globe Life, Inc.	2,466	245,860
Lincoln National Corp.	547	24,019
Loews Corp.	8,314	414,370
MetLife, Inc.	9,658	587,013
The Progressive Corp.	2,122	246,598
Reinsurance Group of America, Inc.	790	99,390
Voya Financial, Inc.	3,766	227,843
		7,154,792
Real Estate — 0.9%
CBRE Group, Inc. Class A (a)	9,004	607,860
Real Estate Investment Trusts (REITS) — 3.0%
Healthcare Realty Trust, Inc.	22,452	468,124
Highwoods Properties, Inc.	8,082	217,891
Omega Healthcare Investors, Inc.	5,564	164,082
Realty Income Corp.	2,652	154,347
SBA Communications Corp.	1,828	520,340
SL Green Realty Corp. (b)	927	37,228
STORE Capital Corp.	9,970	312,360

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Vornado Realty Trust	248	$5,744
WP Carey, Inc.	1,928	134,574
		2,014,690
Savings & Loans — 0.2%
New York Community Bancorp, Inc. (b)	16,477	140,549
		18,023,063
Industrial — 10.4%
Aerospace & Defense — 3.0%
General Dynamics Corp.	2,787	591,318
Raytheon Technologies Corp.	12,543	1,026,770
Teledyne Technologies, Inc. (a)	755	254,790
TransDigm Group, Inc.	260	136,453
		2,009,331
Building Materials — 0.1%
Hayward Holdings, Inc. (a)	10,362	91,911
Electrical Components & Equipment — 0.9%
Emerson Electric Co.	8,103	593,301
Electronics — 1.2%
Arrow Electronics, Inc. (a)	6,363	586,605
nVent Electric PLC	5,236	165,510
Vontier Corp.	2,889	48,275
		800,390
Hand & Machine Tools — 1.0%
Regal Rexnord Corp.	1,947	273,281
Stanley Black & Decker, Inc.	5,085	382,443
		655,724
Machinery – Diversified — 1.0%
Dover Corp.	152	17,720
Enovis Corp. (a)	168	7,740
Ingersoll Rand, Inc.	12,988	561,861
The Middleby Corp. (a)	606	77,671
		664,992
Miscellaneous - Manufacturing — 0.6%
3M Co.	3,848	425,204
Transportation — 2.6%
C.H. Robinson Worldwide, Inc.	5,469	526,719
Expeditors International of Washington, Inc.	3,292	290,717
Knight-Swift Transportation Holdings, Inc.	5,056	247,390
Landstar System, Inc.	4,765	687,923
		1,752,749
		6,993,602

	Number of Shares	Value
Technology — 9.3%
Computers — 2.1%
CACI International, Inc. Class A (a)	387	$101,030
Dell Technologies, Inc.	5,927	202,526
International Business Machines Corp.	1,688	200,551
Leidos Holdings, Inc.	2,548	222,874
Science Applications International Corp.	7,957	703,637
		1,430,618
Office & Business Equipment — 0.3%
Zebra Technologies Corp. Class A (a)	650	170,307
Semiconductors — 3.2%
Analog Devices, Inc.	6,423	894,981
Micron Technology, Inc.	1,485	74,399
Skyworks Solutions, Inc.	2,883	245,833
Texas Instruments, Inc.	5,853	905,927
		2,121,140
Software — 3.7%
Activision Blizzard, Inc.	7,748	575,986
Black Knight, Inc. (a)	3,697	239,307
Definitive Healthcare Corp. (a)	1,956	30,396
Doximity, Inc. Class A (a) (b)	2,318	70,050
Fidelity National Information Services, Inc.	5,586	422,134
Fiserv, Inc. (a)	6,306	590,053
Oracle Corp.	3,213	196,218
Playtika Holding Corp. (a)	5,049	47,410
Take-Two Interactive Software, Inc. (a)	463	50,467
Tyler Technologies, Inc. (a)	139	48,303
VMware, Inc. Class A	1,942	206,745
Zoom Video Communications, Inc. Class A (a)	348	25,609
		2,502,678
		6,224,743
Utilities — 1.8%
Electric — 0.8%
NRG Energy, Inc.	13,604	520,625
Gas — 1.0%
National Fuel Gas Co.	11,133	685,236
		1,205,861

TOTAL COMMON STOCK (Cost $73,108,085)		66,859,190

TOTAL EQUITIES (Cost $73,108,085)		66,859,190

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Value Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 0.0%
Diversified Financial Services — 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio (c)	29,461	$29,461

TOTAL MUTUAL FUNDS (Cost $29,461)		29,461

TOTAL LONG-TERM INVESTMENTS (Cost $73,137,546)		66,888,651

	Principal Amount
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (d)	$468,997	468,997

TOTAL SHORT-TERM INVESTMENTS (Cost $468,997)		468,997

TOTAL INVESTMENTS — 100.2% (Cost $73,606,543) (e)		67,357,648

Other Assets/(Liabilities) — (0.2)%		(163,125)

NET ASSETS — 100.0%		$67,194,523

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2022, was $415,531 or 0.62% of net assets. The Fund received $397,108 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $469,029. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 9/15/25, and an aggregate market value, including accrued interest, of $478,387.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Main Street Fund — Portfolio of Investments
September 30, 2022

	Number of Shares	Value
EQUITIES — 97.7%
COMMON STOCK — 97.7%
Basic Materials — 0.8%
Chemicals — 0.8%
Valvoline, Inc.	20,177	$511,285
Communications — 13.1%
Internet — 10.5%
Airbnb, Inc. Class A (a)	8,223	863,744
Alphabet, Inc. Class A (a)	20,123	1,924,765
Amazon.com, Inc. (a)	16,604	1,876,252
Meta Platforms, Inc. Class A (a)	7,930	1,075,942
Netflix, Inc. (a)	5,485	1,291,389
		7,032,092
Telecommunications — 2.6%
Motorola Solutions, Inc.	4,217	944,481
Verizon Communications, Inc.	21,465	815,026
		1,759,507
		8,791,599
Consumer, Cyclical — 4.9%
Auto Manufacturers — 1.8%
General Motors Co.	18,772	602,394
Tesla, Inc. (a)	2,325	616,706
		1,219,100
Home Builders — 0.3%
D.R. Horton, Inc.	2,704	182,114
Retail — 2.8%
AutoZone, Inc. (a)	82	175,638
Dollar General Corp.	2,079	498,669
O’Reilly Automotive, Inc. (a)	1,711	1,203,432
		1,877,739
		3,278,953
Consumer, Non-cyclical — 21.8%
Beverages — 4.0%
The Coca-Cola Co.	19,109	1,070,486
Constellation Brands, Inc. Class A	3,726	855,788
PepsiCo, Inc.	4,636	756,873
		2,683,147
Biotechnology — 0.8%
Seagen, Inc. (a)	4,020	550,057
Cosmetics & Personal Care — 1.3%
Coty, Inc. Class A (a)	18,666	117,969
The Procter & Gamble Co.	6,030	761,288
		879,257
Food — 0.7%
Sysco Corp.	6,683	472,555

	Number of Shares	Value
Health Care – Products — 0.2%
The Cooper Cos., Inc.	405	$106,880
Health Care – Services — 5.7%
HCA Healthcare, Inc.	4,178	767,875
Tenet Healthcare Corp. (a)	14,466	746,156
UnitedHealth Group, Inc.	4,583	2,314,598
		3,828,629
Household Products & Wares — 0.3%
Church & Dwight Co., Inc.	2,916	208,319
Pharmaceuticals — 8.8%
AstraZeneca PLC Sponsored ADR	20,037	1,098,829
Bayer AG Registered	9,848	454,465
Bristol-Myers Squibb Co.	11,330	805,449
CVS Health Corp.	13,843	1,320,207
Eli Lilly & Co.	6,817	2,204,277
		5,883,227
		14,612,071
Energy — 5.2%
Oil & Gas — 3.5%
APA Corp.	19,925	681,236
Exxon Mobil Corp.	18,883	1,648,675
		2,329,911
Pipelines — 1.7%
Cheniere Energy, Inc.	5,150	854,436
Magellan Midstream Partners LP (b)	6,847	325,301
		1,179,737
		3,509,648
Financial — 13.1%
Banks — 3.4%
First Citizens BancShares, Inc. Class A	1,037	826,935
JP Morgan Chase & Co.	14,252	1,489,334
		2,316,269
Diversified Financial Services — 3.4%
American Express Co.	7,946	1,071,995
The Charles Schwab Corp.	7,575	544,415
Intercontinental Exchange, Inc.	4,495	406,123
Rocket Cos., Inc. Class A	40,884	258,387
		2,280,920
Insurance — 3.6%
The Allstate Corp.	8,644	1,076,437
Equitable Holdings, Inc.	50,113	1,320,478
		2,396,915
Real Estate Investment Trusts (REITS) — 2.7%
Prologis, Inc.	17,676	1,795,882
		8,789,986

The accompanying notes are an integral part of the financial statements.

MassMutual Main Street Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Industrial — 11.5%
Aerospace & Defense — 1.6%
Lockheed Martin Corp.	829	$320,234
Raytheon Technologies Corp.	9,558	782,418
		1,102,652
Building Materials — 1.4%
Vulcan Materials Co.	5,938	936,482
Electronics — 0.9%
Honeywell International, Inc.	3,568	595,749
Environmental Controls — 1.2%
Republic Services, Inc.	1,222	166,241
Waste Connections, Inc.	4,819	651,191
		817,432
Machinery – Diversified — 2.7%
Deere & Co.	2,881	961,937
Otis Worldwide Corp.	12,846	819,575
		1,781,512
Transportation — 3.7%
Union Pacific Corp.	3,673	715,574
United Parcel Service, Inc. Class B	10,755	1,737,363
		2,452,937
		7,686,764
Technology — 24.5%
Computers — 7.0%
Amdocs Ltd.	5,323	422,912
Apple, Inc.	29,193	4,034,473
Crowdstrike Holdings, Inc. Class A (a)	1,379	227,273
		4,684,658
Semiconductors — 3.7%
Advanced Micro Devices, Inc. (a)	13,851	877,599
Applied Materials, Inc.	8,807	721,558
QUALCOMM, Inc.	7,881	890,395
		2,489,552
Software — 13.8%
Electronic Arts, Inc.	6,971	806,614
Fiserv, Inc. (a)	9,999	935,606
Manhattan Associates, Inc. (a)	3,186	423,834
Microsoft Corp.	20,224	4,710,170
MongoDB, Inc. (a)	786	156,068
ServiceNow, Inc. (a)	1,386	523,367
Synopsys, Inc. (a)	1,529	467,125
VMware, Inc. Class A	11,030	1,174,254
		9,197,038
		16,371,248

	Number of Shares	Value
Utilities — 2.8%
Electric — 2.8%
FirstEnergy Corp.	33,404	$1,235,948
The Southern Co.	9,817	667,556
		1,903,504
		1,903,504

TOTAL COMMON STOCK (Cost $64,975,192)		65,455,058

TOTAL EQUITIES (Cost $64,975,192)		65,455,058

TOTAL LONG-TERM INVESTMENTS (Cost $64,975,192)		65,455,058

	Principal Amount
SHORT-TERM INVESTMENTS — 2.5%
Repurchase Agreement — 2.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (c)	$1,666,661	1,666,661

TOTAL SHORT-TERM INVESTMENTS (Cost $1,666,661)		1,666,661

TOTAL INVESTMENTS — 100.2% (Cost $66,641,853) (d)		67,121,719

Other Assets/(Liabilities) — (0.2)%		(158,230)

NET ASSETS — 100.0%		$66,963,489

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security is a Master Limited Partnership.
(c)

Maturity value of $1,666,776. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 9/15/25, and an aggregate market value, including accrued interest, of $1,700,049.

(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Growth Fund — Portfolio of Investments
September 30, 2022

	Number of Shares	Value
EQUITIES — 99.7%
COMMON STOCK — 99.7%
Basic Materials — 1.0%
Chemicals — 1.0%
Albemarle Corp.	2,425	$641,267
CF Industries Holdings, Inc.	4,359	419,554
The Mosaic Co.	11,256	544,003
		1,604,824
		1,604,824
Communications — 15.5%
Internet — 14.2%
Airbnb, Inc. Class A (a)	4,906	515,326
Alphabet, Inc. Class A (a)	56,526	5,406,712
Alphabet, Inc. Class C (a)	33,786	3,248,524
Amazon.com, Inc. (a)	76,734	8,670,942
CDW Corp.	11,238	1,754,027
eBay, Inc.	17,382	639,831
Meta Platforms, Inc. Class A (a)	7,704	1,045,279
Netflix, Inc. (a)	2,020	475,589
Opendoor Technologies, Inc. (a)	49,959	155,373
		21,911,603
Media — 1.0%
Charter Communications, Inc. Class A (a)	1,462	443,498
FactSet Research Systems, Inc.	2,810	1,124,309
		1,567,807
Telecommunications — 0.3%
Arista Networks, Inc. (a)	4,170	470,751
		23,950,161
Consumer, Cyclical — 11.5%
Auto Manufacturers — 4.2%
Tesla, Inc. (a)	24,566	6,516,131
Auto Parts & Equipment — 0.2%
Allison Transmission Holdings, Inc.	7,361	248,507
Distribution & Wholesale — 1.7%
Core & Main, Inc. Class A (a)	36,871	838,446
Pool Corp.	4,861	1,546,819
Watsco, Inc.	774	199,274
		2,584,539
Entertainment — 0.2%
DraftKings, Inc. Class A (a)	15,601	236,199
Home Builders — 0.8%
D.R. Horton, Inc.	17,880	1,204,218
Leisure Time — 0.4%
Brunswick Corp.	5,978	391,260
YETI Holdings, Inc. (a)	9,705	276,787
		668,047

	Number of Shares	Value
Lodging — 0.8%
Marriott International, Inc. Class A	9,326	$1,306,946
Retail — 3.2%
AutoZone, Inc. (a)	342	732,540
Costco Wholesale Corp.	4,101	1,936,779
Lowe’s Cos., Inc.	2,985	560,613
Lululemon Athletica, Inc. (a)	3,398	949,945
RH (a)	1,051	258,620
Williams-Sonoma, Inc.	4,494	529,618
		4,968,115
		17,732,702
Consumer, Non-cyclical — 19.1%
Beverages — 1.9%
The Coca-Cola Co.	27,058	1,515,789
PepsiCo, Inc.	9,209	1,503,462
		3,019,251
Biotechnology — 2.1%
Exelixis, Inc. (a)	24,149	378,656
Maravai LifeSciences Holdings, Inc. Class A (a)	22,465	573,531
Moderna, Inc. (a)	3,575	422,744
Novavax, Inc. (a),(b)	7,878	143,380
Regeneron Pharmaceuticals, Inc. (a)	921	634,449
Vertex Pharmaceuticals, Inc. (a)	3,999	1,157,871
		3,310,631
Commercial Services — 3.8%
Automatic Data Processing, Inc.	1,311	296,535
FleetCor Technologies, Inc. (a)	6,728	1,185,272
Gartner, Inc. (a)	5,157	1,426,891
MarketAxess Holdings, Inc.	721	160,415
Paylocity Holding Corp. (a)	654	157,993
Robert Half International, Inc.	7,942	607,563
United Rentals, Inc. (a)	2,410	650,989
Verisk Analytics, Inc.	6,918	1,179,727
WEX, Inc. (a)	1,246	158,167
		5,823,552
Cosmetics & Personal Care — 1.3%
Colgate-Palmolive Co.	6,298	442,435
Olaplex Holdings, Inc. (a)	31,379	299,669
The Procter & Gamble Co.	9,966	1,258,207
		2,000,311
Food — 0.2%
The Hershey Co.	1,636	360,689
Health Care – Products — 2.4%
Align Technology, Inc. (a)	1,414	292,853

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Avantor, Inc. (a)	14,186	$278,046
Danaher Corp.	2,728	704,615
ICU Medical, Inc. (a)	8,336	1,255,402
Thermo Fisher Scientific, Inc.	2,213	1,122,411
		3,653,327
Health Care – Services — 4.5%
Elevance Health, Inc.	2,043	928,012
Ginkgo Bioworks Holdings, Inc. (a)	98,115	306,119
Syneos Health, Inc. (a)	4,882	230,186
UnitedHealth Group, Inc.	10,850	5,479,684
		6,944,001
Household Products & Wares — 0.4%
Church & Dwight Co., Inc.	8,435	602,596
Pharmaceuticals — 2.5%
AbbVie, Inc.	18,533	2,487,314
AmerisourceBergen Corp.	9,938	1,344,910
		3,832,224
		29,546,582
Energy — 1.9%
Energy – Alternate Sources — 0.3%
Enphase Energy, Inc. (a)	1,792	497,226
Oil & Gas — 1.6%
Antero Resources Corp. (a)	6,995	213,557
Coterra Energy, Inc.	15,264	398,696
PDC Energy, Inc.	5,115	295,596
Pioneer Natural Resources Co.	3,958	857,026
Texas Pacific Land Corp.	411	730,441
		2,495,316
		2,992,542
Financial — 8.8%
Diversified Financial Services — 5.5%
Mastercard, Inc. Class A	13,134	3,734,522
Tradeweb Markets, Inc. Class A	6,746	380,609
Upstart Holdings, Inc. (a),(b)	7,422	154,303
Visa, Inc. Class A	23,854	4,237,663
		8,507,097
Insurance — 2.1%
Arthur J Gallagher & Co.	9,517	1,629,501
Brown & Brown, Inc.	26,718	1,615,905
		3,245,406
Private Equity — 0.9%
Blackstone, Inc.	17,405	1,456,799
Real Estate — 0.3%
CBRE Group, Inc. Class A (a)	5,732	386,967
		13,596,269

	Number of Shares	Value
Industrial — 5.7%
Aerospace & Defense — 1.0%
Lockheed Martin Corp.	3,982	$1,538,207
Electrical Components & Equipment — 0.2%
Generac Holdings, Inc. (a)	1,660	295,712
Electronics — 0.9%
Arrow Electronics, Inc. (a)	12,413	1,144,354
National Instruments Corp.	8,428	318,073
		1,462,427
Machinery – Diversified — 0.4%
Graco, Inc.	7,733	463,593
IDEX Corp.	795	158,881
		622,474
Miscellaneous - Manufacturing — 1.1%
Carlisle Cos., Inc.	6,145	1,723,119
Transportation — 2.1%
C.H. Robinson Worldwide, Inc.	11,721	1,128,849
Expeditors International of Washington, Inc.	4,663	411,790
Landstar System, Inc.	11,315	1,633,547
		3,174,186
		8,816,125
Technology — 36.2%
Computers — 14.8%
Accenture PLC Class A	11,904	3,062,899
Apple, Inc.	135,400	18,712,280
EPAM Systems, Inc. (a)	648	234,699
Fortinet, Inc. (a)	18,820	924,627
		22,934,505
Semiconductors — 6.7%
Advanced Micro Devices, Inc. (a)	18,187	1,152,328
Analog Devices, Inc.	10,591	1,475,750
Broadcom, Inc.	6,990	3,103,630
KLA Corp.	2,639	798,641
Monolithic Power Systems, Inc.	1,218	442,621
NVIDIA Corp.	11,788	1,430,945
QUALCOMM, Inc.	12,007	1,356,551
Texas Instruments, Inc.	4,526	700,534
		10,461,000
Software — 14.7%
Adobe, Inc. (a)	8,676	2,387,635
AppLovin Corp. (a),(b)	9,878	192,522
Bentley Systems, Inc.	5,928	181,338
Doximity, Inc. Class A (a),(b)	7,974	240,974
Dynatrace, Inc. (a)	5,710	198,765
Fair Isaac Corp. (a)	970	399,650
Intuit, Inc.	4,136	1,601,956

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Growth Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Microsoft Corp.	70,608	$16,444,603
Paychex, Inc.	4,850	544,219
Synopsys, Inc. (a)	516	157,643
ZoomInfo Technologies, Inc. (a)	8,237	343,153
		22,692,458
		56,087,963

TOTAL COMMON STOCK (Cost $167,735,582)		154,327,168

TOTAL EQUITIES (Cost $167,735,582)		154,327,168

MUTUAL FUNDS — 0.4%
Diversified Financial Services — 0.4%
State Street Navigator Securities Lending Prime Portfolio (c)	664,115	664,115

TOTAL MUTUAL FUNDS (Cost $664,115)		664,115

TOTAL LONG-TERM INVESTMENTS (Cost $168,399,697)		154,991,283

	Principal Amount
SHORT-TERM INVESTMENTS — 0.4%
Repurchase Agreement — 0.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (d)	$622,516	622,516

TOTAL SHORT-TERM INVESTMENTS (Cost $622,516)		622,516

TOTAL INVESTMENTS — 100.5% (Cost $169,022,213) (e)		155,613,799

Other Assets/(Liabilities) — (0.5)%		(850,151)

NET ASSETS — 100.0%		$154,763,648

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2022, was $988,118 or 0.64% of net assets. The Fund received $354,996 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(c)	Represents investment of security lending cash collateral. (Note 2).
(d)

Maturity value of $622,559. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 3/30/23, and an aggregate market value, including accrued interest, of $635,026.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Opportunities Fund — Portfolio of Investments
September 30, 2022

	Number of Shares	Value
EQUITIES — 98.9%
COMMON STOCK — 98.9%
Basic Materials — 2.3%
Chemicals — 0.7%
NewMarket Corp.	6,414	$1,929,524
Mining — 1.6%
Compass Minerals International, Inc.	65,073	2,507,262
Kaiser Aluminum Corp.	36,434	2,235,226
		4,742,488
		6,672,012
Communications — 2.6%
Internet — 2.6%
Q2 Holdings, Inc. (a)	87,661	2,822,684
Ziff Davis, Inc. (a)	68,915	4,719,300
		7,541,984
		7,541,984
Consumer, Cyclical — 13.9%
Airlines — 0.6%
Spirit Airlines, Inc. (a)	90,552	1,704,189
Auto Parts & Equipment — 3.3%
Allison Transmission Holdings, Inc.	61,850	2,088,056
Dorman Products, Inc. (a)	45,492	3,735,803
Visteon Corp. (a)	36,564	3,877,978
		9,701,837
Entertainment — 1.0%
Cedar Fair LP (b)	72,580	2,986,667
Home Builders — 0.6%
Skyline Champion Corp. (a)	33,335	1,762,421
Home Furnishing — 0.5%
Tempur Sealy International, Inc.	59,856	1,444,924
Leisure Time — 0.6%
Topgolf Callaway Brands Corp. (a),(c)	90,040	1,734,170
Lodging — 0.8%
Boyd Gaming Corp.	47,858	2,280,434
Retail — 6.5%
AutoNation, Inc. (a)	55,627	5,666,722
BJ’s Wholesale Club Holdings, Inc. (a)	85,063	6,193,437
Suburban Propane Partners LP (b)	203,515	3,062,901
Texas Roadhouse, Inc.	43,142	3,764,571
		18,687,631
		40,302,273
Consumer, Non-cyclical — 19.7%
Biotechnology — 2.7%
ADMA Biologics, Inc. (a)	363,812	884,063
Avid Bioservices, Inc. (a)	159,650	3,052,508

	Number of Shares	Value
Gossamer Bio, Inc. (a),(c)	67,610	$809,968
Intra-Cellular Therapies, Inc. (a)	47,296	2,200,683
TransMedics Group, Inc. (a)	21,166	883,469
		7,830,691
Commercial Services — 4.6%
ASGN, Inc. (a)	55,841	5,046,351
Korn Ferry	88,370	4,148,972
Paya Holdings, Inc. (a)	235,308	1,437,732
Payoneer Global, Inc. (a)	437,839	2,648,926
		13,281,981
Food — 0.5%
Lancaster Colony Corp.	10,597	1,592,517
Health Care – Products — 4.7%
AtriCure, Inc. (a)	69,227	2,706,776
Azenta, Inc.	72,514	3,107,950
BioLife Solutions, Inc. (a)	71,560	1,627,990
Inspire Medical Systems, Inc. (a)	26,837	4,760,078
Tandem Diabetes Care, Inc. (a)	30,362	1,452,822
		13,655,616
Health Care – Services — 5.0%
Acadia Healthcare Co., Inc. (a)	83,017	6,490,269
Addus HomeCare Corp. (a)	44,312	4,220,275
Tenet Healthcare Corp. (a)	70,979	3,661,097
		14,371,641
Pharmaceuticals — 2.2%
BellRing Brands, Inc. (a)	164,919	3,398,980
Collegium Pharmaceutical, Inc. (a)	91,847	1,471,389
Heska Corp. (a)	4,205	306,629
Prometheus Biosciences, Inc. (a)	21,035	1,241,275
		6,418,273
		57,150,719
Energy — 5.1%
Oil & Gas — 3.6%
Chesapeake Energy Corp. (c)	42,135	3,969,538
CNX Resources Corp. (a)	248,064	3,852,434
Helmerich & Payne, Inc.	71,804	2,654,594
		10,476,566
Oil & Gas Services — 0.8%
Nov, Inc.	151,944	2,458,454
Pipelines — 0.7%
Equitrans Midstream Corp.	254,699	1,905,149
		14,840,169
Financial — 22.1%
Banks — 7.1%
The Bank of NT Butterfield & Son Ltd.	52,431	1,701,910
BankUnited, Inc.	110,947	3,791,059

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Opportunities Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Cathay General Bancorp	92,875	$3,571,973
Columbia Banking System, Inc.	87,036	2,514,470
FB Financial Corp.	37,379	1,428,252
Heritage Financial Corp.	84,138	2,227,133
Silvergate Capital Corp. Class A (a)	16,247	1,224,211
Webster Financial Corp.	91,775	4,148,230
		20,607,238
Diversified Financial Services — 4.1%
Federated Hermes, Inc.	108,362	3,588,949
Focus Financial Partners, Inc. Class A (a)	94,719	2,984,596
Stifel Financial Corp.	100,883	5,236,836
		11,810,381
Insurance — 1.5%
Definity Financial Corp. (c)	153,516	4,314,251
Real Estate Investment Trusts (REITS) — 5.1%
DiamondRock Hospitality Co.	458,934	3,446,594
Four Corners Property Trust, Inc.	192,055	4,645,811
National Storage Affiliates Trust	106,604	4,432,594
Sabra Health Care REIT, Inc.	176,388	2,314,211
		14,839,210
Savings & Loans — 4.3%
Berkshire Hills Bancorp, Inc.	93,480	2,552,004
OceanFirst Financial Corp.	110,922	2,067,586
Pacific Premier Bancorp, Inc.	115,489	3,575,540
WSFS Financial Corp.	90,942	4,225,165
		12,420,295
		63,991,375
Industrial — 18.4%
Aerospace & Defense — 1.5%
Curtiss-Wright Corp.	31,702	4,411,650
Building Materials — 2.2%
Masonite International Corp. (a)	38,167	2,720,926
Summit Materials, Inc. Class A (a)	157,620	3,776,575
		6,497,501
Electrical Components & Equipment — 0.7%
Belden, Inc.	35,607	2,137,132
Electronics — 1.8%
Atkore, Inc. (a)	46,384	3,609,139
Itron, Inc. (a)	38,333	1,614,203
		5,223,342
Engineering & Construction — 1.8%
Primoris Services Corp.	80,561	1,309,116
TopBuild Corp. (a)	24,397	4,020,138
		5,329,254
Environmental Controls — 1.3%
Evoqua Water Technologies Corp. (a)	108,901	3,601,356

	Number of Shares	Value
Hand & Machine Tools — 1.3%
Regal Rexnord Corp.	26,218	$3,679,958
Machinery – Construction & Mining — 1.2%
BWX Technologies, Inc.	43,156	2,173,768
Vertiv Holdings Co.	140,879	1,369,344
		3,543,112
Machinery – Diversified — 1.3%
Zurn Elkay Water Solutions Corp.	147,333	3,609,659
Metal Fabricate & Hardware — 1.3%
Valmont Industries, Inc.	13,449	3,612,670
Miscellaneous - Manufacturing — 1.3%
EnPro Industries, Inc.	42,418	3,604,682
Packaging & Containers — 1.0%
Silgan Holdings, Inc.	70,004	2,942,968
Transportation — 1.7%
CryoPort, Inc. (a)	96,645	2,354,272
Hub Group, Inc. Class A (a)	37,441	2,582,680
		4,936,952
		53,130,236
Technology — 11.0%
Computers — 3.0%
CACI International, Inc. Class A (a)	17,032	4,446,374
KBR, Inc.	98,052	4,237,807
		8,684,181
Semiconductors — 2.7%
Allegro MicroSystems, Inc. (a)	96,059	2,098,889
Ambarella, Inc. (a)	27,515	1,545,793
MACOM Technology Solutions Holdings, Inc. (a)	38,260	1,981,485
MKS Instruments, Inc.	27,878	2,303,838
		7,930,005
Software — 5.3%
Consensus Cloud Solutions, Inc. (a)	36,180	1,711,314
Coupa Software, Inc. (a)	22,208	1,305,830
Envestnet, Inc. (a)	31,795	1,411,698
HashiCorp, Inc. Class A (a),(c)	50,647	1,630,327
Paycor HCM, Inc. (a)	164,276	4,855,999
Progress Software Corp.	41,931	1,784,164
Sprout Social, Inc. Class A (a)	43,154	2,618,585
		15,317,917
		31,932,103
Utilities — 3.8%
Electric — 1.2%
Avista Corp.	93,303	3,456,876

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Opportunities Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Gas — 2.6%
National Fuel Gas Co.	71,035	$4,372,204
Northwest Natural Holding Co.	70,371	3,052,694
		7,424,898
		10,881,774

TOTAL COMMON STOCK (Cost $282,068,339)		286,442,645

TOTAL EQUITIES (Cost $282,068,339)		286,442,645

MUTUAL FUNDS — 1.6%
Diversified Financial Services — 1.6%
State Street Navigator Securities Lending Government Money Market Portfolio (d)	4,743,749	4,743,749

TOTAL MUTUAL FUNDS (Cost $4,743,749)		4,743,749

TOTAL LONG-TERM INVESTMENTS (Cost $286,812,088)		291,186,394

	Principal Amount
SHORT-TERM INVESTMENTS — 1.8%
Repurchase Agreement — 1.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (e)	$5,142,970	5,142,970

TOTAL SHORT-TERM INVESTMENTS (Cost $5,142,970)		5,142,970

TOTAL INVESTMENTS — 102.3% (Cost $291,955,058) (f)		296,329,364

Other Assets/(Liabilities) — (2.3)%		(6,639,617)

NET ASSETS — 100.0%		$289,689,747

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security is a Master Limited Partnership.
(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2022, was $9,526,629 or 3.29% of net assets. The Fund received $5,073,727 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(d)	Represents investment of security lending cash collateral. (Note 2).
(e)

Maturity value of $5,143,326. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 9/15/25, and an aggregate market value, including accrued interest, of $5,245,878.

(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Global Fund — Portfolio of Investments
September 30, 2022

	Number of Shares	Value
EQUITIES — 99.3%
COMMON STOCK — 99.3%
Cayman Islands — 6.0%
Farfetch Ltd. Class A (a),(b)	93,418	$695,964
JD.com, Inc. ADR	171,168	8,609,750
Meituan Class B (b),(c)	63,200	1,324,614
StoneCo Ltd. Class A (b)	47,945	456,916
Tencent Holdings Ltd.	15,300	516,712
		11,603,956
Denmark — 3.0%
Novo Nordisk A/S Class B	58,427	5,823,653
France — 9.2%
Dassault Systemes SE	22,682	779,664
EssilorLuxottica SA	4,577	620,163
Kering SA	12,315	5,445,924
LVMH Moet Hennessy Louis Vuitton SE	18,543	10,900,225
		17,745,976
Germany — 1.4%
SAP SE	32,091	2,645,415
India — 6.1%
DLF Ltd.	1,651,258	7,177,967
ICICI Bank Ltd. Sponsored ADR	215,252	4,513,835
		11,691,802
Italy — 0.5%
Brunello Cucinelli SpA	19,667	957,422
Japan — 8.5%
FANUC Corp.	3,300	456,515
Keyence Corp.	16,600	5,511,249
Murata Manufacturing Co. Ltd.	110,130	5,058,814
Nidec Corp.	32,200	1,813,891
Omron Corp.	19,000	865,976
TDK Corp.	86,200	2,615,835
		16,322,280
Netherlands — 4.5%
Airbus SE	81,946	7,079,502
ASML Holding NV	4,134	1,714,747
		8,794,249
Spain — 0.3%
Amadeus IT Group SA (b)	12,807	592,823
Sweden — 3.5%
Assa Abloy AB Class B	162,844	3,043,130
Atlas Copco AB	406,901	3,767,981
		6,811,111
Switzerland — 0.8%
Lonza Group AG Registered	3,116	1,515,338

	Number of Shares	Value
United States — 55.5%
Adobe, Inc. (b)	19,135	$5,265,952
Agilent Technologies, Inc.	27,598	3,354,537
Alphabet, Inc. Class A (b)	242,140	23,160,691
Amazon.com, Inc. (b)	18,667	2,109,371
Analog Devices, Inc.	66,763	9,302,756
Avantor, Inc. (b)	105,112	2,060,195
Boston Scientific Corp. (b)	14,130	547,255
Charles River Laboratories International, Inc. (b)	4,796	943,853
Charter Communications, Inc. Class A (b)	1,269	384,951
Danaher Corp.	4,493	1,160,497
Datadog, Inc. Class A (b)	5,469	485,538
Dun & Bradstreet Holdings, Inc.	25,516	316,143
Ecolab, Inc.	3,643	526,122
Equifax, Inc.	22,517	3,860,089
Fidelity National Information Services, Inc.	12,134	916,966
IDEXX Laboratories, Inc. (b)	1,623	528,773
Illumina, Inc. (b)	7,580	1,446,188
Intuit, Inc.	27,823	10,776,404
Intuitive Surgical, Inc. (b)	6,688	1,253,599
IQVIA Holdings, Inc. (b)	9,740	1,764,304
Lam Research Corp.	522	191,052
Marriott International, Inc. Class A	7,346	1,029,469
Marvell Technology, Inc.	61,487	2,638,407
Meta Platforms, Inc. Class A (b)	52,159	7,076,933
Microsoft Corp.	12,444	2,898,208
NVIDIA Corp.	6,490	787,821
Omnicell, Inc. (b)	8,671	754,637
Phathom Pharmaceuticals, Inc. (a),(b)	28,578	316,644
Qualtrics International Inc (b)	49,587	504,796
S&P Global, Inc.	32,957	10,063,420
Splunk, Inc. (b)	13,340	1,003,168
United Parcel Service, Inc. Class B	33,718	5,446,806
Veracyte, Inc. (b)	731	12,135
Visa, Inc. Class A	20,702	3,677,710
The Walt Disney Co. (b)	4,305	406,091
		106,971,481

TOTAL COMMON STOCK (Cost $142,896,429)		191,475,506

TOTAL EQUITIES (Cost $142,896,429)		191,475,506

The accompanying notes are an integral part of the financial statements.

MassMutual Global Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 0.1%
United States — 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio (d)	201,984	$201,984

TOTAL MUTUAL FUNDS (Cost $201,984)		201,984

TOTAL LONG-TERM INVESTMENTS (Cost $143,098,413)		191,677,490

	Principal Amount
SHORT-TERM INVESTMENTS — 0.6%
Repurchase Agreement — 0.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (e)	$1,125,632	1,125,632

TOTAL SHORT-TERM INVESTMENTS (Cost $1,125,632)		1,125,632

TOTAL INVESTMENTS — 100.0% (Cost $144,224,045) (f)		192,803,122

Other Assets/(Liabilities) — 0.0%		(43,823)

NET ASSETS — 100.0%		$192,759,299

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2022, was $318,368 or 0.17% of net assets. The Fund received $127,495 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(b)	Non-income producing security.
(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $1,324,614 or 0.69% of net assets.

(d)	Represents investment of security lending cash collateral. (Note 2).
(e)

Maturity value of $1,125,709. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 3/30/23, and an aggregate market value, including accrued interest, of $1,148,207.

(f)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Communications	22.9%
Technology	20.7%
Industrial	20.2%
Consumer, Non-cyclical	17.7%
Consumer, Cyclical	9.5%
Financial	8.0%
Basic Materials	0.3%
Mutual Funds	0.1%
Total Long-Term Investments	99.4%
Short-Term Investments and Other Assets and Liabilities	0.6%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund — Portfolio of Investments
September 30, 2022

	Number of Shares	Value
EQUITIES — 96.1%
COMMON STOCK — 96.1%
Australia — 0.9%
BHP Group Ltd. Sponsored ADR (a)	2,000	$100,080
BHP Group Ltd.	3,900	97,129
Lendlease Corp Ltd.	27,700	156,659
Macquarie Group Ltd.	2,700	262,021
Santos Ltd.	71,700	324,749
Woodside Energy Group Ltd.	6,126	124,625
		1,065,263
Austria — 0.0%
ams-OSRAM AG (b)	6,466	40,243
Belgium — 0.7%
Anheuser-Busch InBev SA	9,700	438,808
Groupe Bruxelles Lambert NV	2,000	138,982
KBC Group NV	5,300	248,616
		826,406
Canada — 6.6%
The Bank of Nova Scotia	30,058	1,429,624
Canadian National Railway Co.	26,798	2,894,072
Intact Financial Corp.	21,422	3,031,662
TFI International, Inc.	1,800	162,897
		7,518,255
Cayman Islands — 0.6%
CK Asset Holdings Ltd.	57,000	342,032
CK Hutchison Holdings Ltd.	67,700	371,777
		713,809
Finland — 1.5%
Kone OYJ Class B	35,754	1,376,837
Nokia OYJ	78,800	336,487
		1,713,324
France — 12.0%
Amundi SA (c)	3,292	136,504
AXA SA	75,764	1,658,834
Capgemini SE	16,356	2,613,862
Cie de Saint-Gobain	3,400	121,257
Dassault Aviation SA	900	102,216
Engie SA	45,500	522,060
LVMH Moet Hennessy Louis Vuitton SE	1,664	978,158
Rexel SA (b)	6,900	102,628
Sanofi	5,000	381,601
Schneider Electric SE	18,734	2,101,785
Societe Generale SA	7,800	154,762
TotalEnergies SE	37,809	1,779,666
Ubisoft Entertainment SA (b)	3,200	87,855
Veolia Environnement SA	19,392	367,927

	Number of Shares	Value
Vinci SA	32,238	$2,589,531
		13,698,646
Germany — 4.9%
Allianz SE Registered	1,960	310,171
BASF SE	7,000	271,277
Bayer AG Registered	2,100	96,911
Deutsche Boerse AG	1,636	269,346
Deutsche Post AG Registered	10,400	316,455
HeidelbergCement AG	6,800	272,386
Infineon Technologies AG	10,500	232,686
Merck KGaA	17,002	2,774,785
SAP SE	5,300	436,905
Siemens AG Registered	3,460	342,448
Siemens Energy AG (b)	12,834	142,856
Talanx AG (b)	3,100	110,669
		5,576,895
Hong Kong — 2.6%
AIA Group Ltd.	349,684	2,903,271
Ireland — 3.5%
AIB Group PLC	93,300	224,716
DCC PLC	4,900	254,920
Linde PLC (b)	10,258	2,805,223
Linde PLC	1,270	342,379
Ryanair Holdings PLC Sponsored ADR (b)	300	17,526
Smurfit Kappa Group PLC	10,600	299,466
		3,944,230
Israel — 0.2%
Check Point Software Technologies Ltd. (b)	2,390	267,728
Italy — 0.1%
Prysmian SpA	3,300	94,524
Japan — 15.1%
Astellas Pharma, Inc.	179,310	2,370,184
Chugai Pharmaceutical Co. Ltd.	63,201	1,578,070
Denka Co. Ltd.	7,800	171,437
FANUC Corp.	1,500	207,507
Fujitsu Ltd.	2,000	215,685
Hitachi Ltd.	7,600	321,801
Kao Corp.	59,186	2,399,897
KDDI Corp.	105,314	3,088,853
Kirin Holdings Co. Ltd.	105,635	1,626,904
Kyocera Corp.	6,200	313,402
Nintendo Co. Ltd.	4,000	161,971
Olympus Corp.	8,500	163,589
ORIX Corp.	23,500	330,504
Rakuten Group, Inc.	42,500	182,326
SBI Holdings, Inc.	13,400	240,803

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Sega Sammy Holdings, Inc.	7,900	$107,663
Seven & i Holdings Co. Ltd.	11,900	478,010
Shiseido Co. Ltd.	45,492	1,592,349
Sony Group Corp.	7,400	476,281
Square Enix Holdings Co. Ltd.	3,300	141,521
Sumitomo Mitsui Financial Group, Inc.	14,000	389,587
Toshiba Corp.	6,900	245,759
Toyota Industries Corp.	7,100	338,287
		17,142,390
Luxembourg — 0.2%
ArcelorMittal SA	10,100	201,981
Netherlands — 5.0%
AerCap Holdings NV (b)	6,981	295,506
ASML Holding NV	590	244,727
CNH Industrial NV	20,400	227,747
EXOR NV (b) (d)	1,300	83,426
Heineken Holding NV	4,700	320,895
Heineken NV	34,687	3,040,888
Koninklijke Philips NV	79,802	1,232,665
NXP Semiconductor NV	1,300	191,763
		5,637,617
Norway — 0.4%
Aker BP ASA (a)	4,413	126,538
DNB Bank ASA	15,500	245,395
Mowi ASA	5,400	68,425
		440,358
Republic of Korea — 0.3%
Samsung Electronics Co. Ltd.	9,100	334,364
Singapore — 0.3%
DBS Group Holdings, Ltd.	16,200	374,543
Spain — 3.5%
Iberdrola SA	201,971	1,877,599
Industria de Diseno Textil SA	103,929	2,146,695
		4,024,294
Sweden — 2.4%
Assa Abloy AB Class B	113,383	2,118,833
Essity AB Class B	13,100	258,584
Husqvarna AB Class B	9,700	53,460
Investor AB Class B	10,600	154,514
Volvo AB Class B	13,800	194,721
		2,780,112
Switzerland — 10.3%
ABB Ltd. Registered	12,900	332,188
Alcon, Inc.	1,400	81,074
Cie Financiere Richemont SA Registered	2,500	234,583

	Number of Shares	Value
Nestle SA Registered	31,030	$3,359,917
Novartis AG Registered	44,832	3,417,689
Roche Holding AG	11,656	3,800,544
UBS Group AG Registered	32,900	475,272
		11,701,267
United Kingdom — 25.0%
Ashtead Group PLC	5,600	250,017
AstraZeneca PLC	23,183	2,549,436
Aviva PLC	31,084	133,512
BAE Systems PLC	332,003	2,916,922
Barratt Developments PLC	21,100	79,927
BP PLC	75,300	358,078
Bunzl PLC	7,300	222,154
Burberry Group PLC	7,300	145,570
Compass Group PLC	51,721	1,033,862
Diageo PLC	61,303	2,569,561
Entain PLC	8,600	103,275
Experian PLC	77,580	2,274,429
GlaxoSmithKline PLC	18,320	267,215
Glencore PLC	40,900	215,974
Imperial Brands PLC	2,600	53,653
Inchcape PLC	16,056	120,827
Informa PLC	33,000	190,116
Kingfisher PLC	93,700	227,615
Legal & General Group PLC	56,700	135,684
Liberty Global PLC Class C (b)	13,900	229,350
Lloyds Banking Group PLC	728,100	332,643
Melrose Industries PLC	108,821	121,502
National Grid PLC	75,309	777,177
Persimmon PLC	10,200	140,423
Prudential PLC	138,318	1,358,985
Reckitt Benckiser Group PLC	50,542	3,340,392
Shell PLC	96,836	2,409,308
Smith & Nephew PLC	224,895	2,594,578
Tesco PLC	121,000	277,056
Unilever PLC	57,872	2,552,365
Unilever PLC	10,300	453,198
		28,434,804

TOTAL COMMON STOCK (Cost $130,115,153)		109,434,324

TOTAL EQUITIES (Cost $130,115,153)		109,434,324

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 0.1%
United States — 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio (e)	101,475	$101,475

TOTAL MUTUAL FUNDS (Cost $101,475)		101,475

TOTAL LONG-TERM INVESTMENTS (Cost $130,216,628)		109,535,799

	Principal Amount
SHORT-TERM INVESTMENTS — 4.3%
Repurchase Agreement — 4.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (f)	$4,869,256	4,869,256

TOTAL SHORT-TERM INVESTMENTS (Cost $4,869,256)		4,869,256

TOTAL INVESTMENTS — 100.5% (Cost $135,085,884) (g)		114,405,055

Other Assets/(Liabilities) — (0.5)%		(542,269)

NET ASSETS — 100.0%		$113,862,786

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2022, was $223,627 or 0.20% of net assets. The Fund received $138,840 of non-cash collateral (U.S. Treasury and/or Agency obligations) related to securities lending activity. This amount is not reflected on either the Portfolio of Investments or the Statement of Assets and Liabilities. (Note 2).

(b)	Non-income producing security.
(c)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $136,504 or 0.12% of net assets.

(d)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2022, these securities amounted to a value of $83,426 or 0.07% of net assets.

(e)	Represents investment of security lending cash collateral. (Note 2).
(f)

Maturity value of $4,869,593. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 3/30/23, and an aggregate market value, including accrued interest, of $4,966,701.

(g)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Consumer, Non-cyclical	41.3%
Industrial	15.3%
Financial	14.0%
Consumer, Cyclical	5.9%
Energy	4.7%
Technology	4.3%
Basic Materials	4.0%
Communications	3.5%
Utilities	3.1%
Mutual Funds	0.1%
Total Long-Term Investments	96.2%
Short-Term Investments and Other Assets and Liabilities	3.8%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Emerging Markets Fund — Portfolio of Investments
September 30, 2022

	Number of Shares	Value
EQUITIES — 94.9%
COMMON STOCK — 93.2%
Belgium — 0.2%
Anheuser-Busch InBev SA	5,274	$238,585
Bermuda — 0.7%
Credicorp Ltd.	5,871	720,959
Brazil — 4.3%
Ambev SA	618,963	1,783,104
Lojas Renner SA	153,133	790,596
Vale SA Sponsored ADR	133,938	1,784,054
WEG SA	44,737	266,547
		4,624,301
Cayman Islands — 20.7%
BeiGene Ltd. ADR (a)	9,951	1,341,594
Brii Biosciences Ltd. (a)	170,000	113,989
H World Group Ltd.	9,000	30,647
H World Group Ltd. ADR	116,141	3,895,369
JD.com, Inc. ADR	3,032	152,510
Meituan Class B (a) (b)	175,900	3,686,702
NetEase, Inc. ADR	49,610	3,750,516
New Horizon Health Ltd. (a) (b)	57,500	106,033
NU Holdings Ltd/Cayman Islands Class A (a)	181,383	798,085
Silergy Corp.	37,000	485,009
Sunny Optical Technology Group Co. Ltd.	46,300	435,181
Tencent Holdings Ltd.	38,390	1,296,507
Wuxi Biologics Cayman, Inc. (a) (b)	217,000	1,300,144
Zai Lab Ltd. ADR (a)	32,253	1,103,053
ZTO Express Cayman, Inc.	11,070	266,922
ZTO Express Cayman, Inc. ADR	149,844	3,600,751
		22,363,012
Chile — 0.1%
Banco Santander Chile	2,892,742	101,066
China — 0.0%
MicroTech Medical Hangzhou Co. Ltd. Class H (a) (b)	33,600	30,962
Cyprus — 0.0%
TCS Group Holding, PLC (a) (c) (d)	10,040	—
France — 5.9%
Kering SA	3,063	1,354,516
L’Oreal SA	222	70,689
Pernod Ricard SA	23,852	4,359,740
TotalEnergies SE (e)	11,786	554,766
		6,339,711
Hong Kong — 1.9%
AIA Group Ltd.	246,600	2,047,411

	Number of Shares	Value
India — 22.2%
Housing Development Finance Corp. Ltd.	305,049	$8,497,775
Infosys Ltd.	137,341	2,354,003
Kotak Mahindra Bank Ltd.	280,059	6,194,709
Oberoi Realty Ltd.	65,694	732,550
Tata Consultancy Services Ltd.	138,333	5,063,066
Zee Entertainment Enterprises Ltd.	353,109	1,112,754
		23,954,857
Indonesia — 0.8%
Bank Central Asia Tbk PT	1,564,200	873,196
Italy — 1.4%
PRADA SpA	325,400	1,493,792
Japan — 0.1%
Daiichi Sankyo Co. Ltd.	3,600	100,141
Mexico — 8.2%
America Movil SAB de CV Class L Sponsored ADR	75,816	1,248,690
Fomento Economico Mexicano SAB de CV	76,261	478,328
Grupo Mexico SAB de CV Series B	1,267,609	4,281,276
Wal-Mart de Mexico SAB de CV	806,168	2,831,265
		8,839,559
Netherlands — 0.0%
Yandex N.V. (a) (c) (d)	83,348	—
Philippines — 1.3%
SM Investments Corp.	117,210	1,445,211
SM Prime Holdings, Inc.	42,093	21,651
		1,466,862
Republic of Korea — 7.6%
LG Chem Ltd.	5,781	2,142,294
LG H&H Co. Ltd.	451	197,801
NAVER Corp.	6,862	914,542
Samsung Biologics Co. Ltd. (a) (b)	3,233	1,810,631
Samsung Electronics Co. Ltd.	85,372	3,136,852
		8,202,120
Russia — 0.0%
Novatek PJSC (a) (c) (d)	28,473	—
Novatek PJSC (a) (c) (d)	172	—
Polyus PJSC (a) (c) (d)	2,111	—
Polyus PJSC GDR (a) (c) (d)	454	—
Polyus PJSC GDR (a) (c) (d)	4,390	—
Sberbank of Russia PJSC (a) (c) (d)	18,062	—
		—
South Africa — 1.0%
FirstRand Ltd.	314,863	1,047,675

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Emerging Markets Fund — Portfolio of Investments (Continued)

	Number of Shares	Value
Switzerland — 1.8%
Cie Financiere Richemont SA Registered	21,262	$1,995,084
Taiwan — 8.6%
MediaTek, Inc.	127,000	2,210,327
Taiwan Semiconductor Manufacturing Co. Ltd.	541,000	7,111,058
		9,321,385
United Kingdom — 0.4%
Antofagasta PLC	27,640	340,946
AstraZeneca PLC Sponsored ADR	1,854	101,674
		442,620
United States — 6.0%
Coupang, Inc. (a)	16,002	266,753
Yum China Holdings, Inc.	132,532	6,272,740
		6,539,493

TOTAL COMMON STOCK (Cost $129,716,900)		100,742,791

PREFERRED STOCK — 1.7%
Brazil — 1.7%
Banco Bradesco SA 3.340%	486,614	1,789,728

TOTAL PREFERRED STOCK (Cost $1,757,961)		1,789,728

TOTAL EQUITIES (Cost $131,474,861)		102,532,519

MUTUAL FUNDS — 0.2%
United States — 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio (f)	199,697	199,697

TOTAL MUTUAL FUNDS (Cost $199,697)		199,697

WARRANTS — 0.0%
Switzerland — 0.0%
Cie Financiere Richemont SA, Expires 11/22/23, Strike 67.00 (a)	53,937	24,052

TOTAL WARRANTS (Cost $0)		24,052

TOTAL LONG-TERM INVESTMENTS (Cost $131,674,558)		102,756,268

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 5.0%
Repurchase Agreement — 5.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 9/30/22, 0.830%, due 10/03/22 (g)	$5,387,475	$5,387,475

TOTAL SHORT-TERM INVESTMENTS (Cost $5,387,475)		5,387,475

TOTAL INVESTMENTS — 100.1% (Cost $137,062,033) (h)		108,143,743

Other Assets/(Liabilities) — (0.1)%		(93,377)

NET ASSETS — 100.0%		$108,050,366

Abbreviation Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $6,934,472 or 6.42% of net assets.

(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2022, these securities amounted to a value of $0 or 0.00% of net assets.
(d)	Investment is valued using significant unobservable inputs.
(e)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2022, was $190,104 or 0.18% of net assets.(Note 2).
(f)	Represents investment of security lending cash collateral. (Note 2).
(g)

Maturity value of $5,387,847. Collateralized by U.S. Government Agency obligations with a rate of 0.000%, maturity date of 3/30/23, and an aggregate market value, including accrued interest, of $5,495,284.

(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Emerging Markets Fund — Portfolio of Investments (Continued)

Sector weightings, as a percentage of net assets, is as follows:

Technology	21.9%
Financial	21.1%
Consumer, Cyclical	17.3%
Consumer, Non-cyclical	13.5%
Communications	8.0%
Basic Materials	7.9%
Industrial	4.7%
Energy	0.5%
Mutual Funds	0.2%
Total Long-Term Investments	95.1%
Short-Term Investments and Other Assets and Liabilities	4.9%
Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements
Statements of Assets and Liabilities September 30, 2022

	MassMutual U.S. Government Money Market Fund	MassMutual Short-Duration Bond Fund
Assets:
Investments, at value (Note 2) (a)	$178,416,681	$492,356,764
Repurchase agreements, at value (Note 2) (b)	30,000,000	4,918,793
Total investments (c)	208,416,681	497,275,557
Cash	24,267	97,952
Foreign currency, at value (d)	—	—
Receivables from:
Investments sold
Regular delivery	—	1,890,540
Delayed delivery	—	—
Open forward contracts (Note 2)	—	—
Fund shares sold	381,568	480,152
Cash collateral pledged for open derivatives (Note 2)	—	4,092,000
Receivable due from broker	—	—
Investment adviser (Note 3)	—	87,747
Variation margin on open derivative instruments (Note 2)	—	428,172
Interest and dividends	312,814	4,081,368
Foreign tax reclaims	—	—
Prepaid expenses	10,255	73,545
Total assets	209,145,585	508,507,033
Liabilities:
Payables for:
Investments purchased
Regular delivery	—	—
Delayed delivery	—	—
Written options outstanding, at value (Note 2) (e)	—	—
Dividends (Note 2)	109	74,702
Open forward contracts (Note 2)	—	—
Foreign currency overdraft	—	—
Fund shares repurchased	3,588,235	2,507,002
Cash collateral held for securities on loan (Note 2)	—	5,908,650
Open swap agreements, at value (Note 2)	—	—
Trustees’ fees and expenses (Note 3)	45,598	55,469
Variation margin on open derivative instruments (Note 2)	—	34,009
Affiliates (Note 3):
Administration fees	60,841	83,643
Investment advisory fees	55,583	149,691
Service fees	—	21,570
Distribution fees	—	1,841
Due to custodian	—	—
Accrued expense and other liabilities	66,898	45,934
Total liabilities	3,817,264	8,882,511
Net assets	$205,328,321	$499,624,522
Net assets consist of:
Paid-in capital	$205,372,970	$673,352,585
Accumulated earnings (loss)	(44,649)	(173,728,063)
Net assets	$205,328,321	$499,624,522

(a)	Cost of investments:	$178,416,681	$569,163,962
(b)	Cost of repurchase agreements:	$30,000,000	$4,918,793
(c)	Securities on loan with market value of:	$—	$5,790,018
(d)	Cost of foreign currency:	$—	$—
(e)	Premiums on written options:	$—	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation- Protected and Income Fund	MassMutual Core Bond Fund	MassMutual Diversified Bond Fund	MassMutual High Yield Fund	MassMutual Balanced Fund

$295,170,851	$795,430,141	$161,952,000	$387,963,191	$120,384,335
5,583,754	3,700,190	3,312,134	3,652,062	1,134,559
300,754,605	799,130,331	165,264,134	391,615,253	121,518,894
—	10,965	17	44	289
—	—	3,495	—	—

—	—	474,890	4,461,325	—
—	37,656,986	7,741,207	—	875,642
—	—	190,828	—	—
157,652	226,066	83,316	211,320	101,461
18,600,000	—	—	—	—
1,880,000	—	—	—	—
1	—	—	—	—
56,015	—	—	—	15,594
353,995	5,031,611	1,327,088	7,011,851	296,030
—	2,620	13,911	451,622	—
35,033	35,512	37,080	52,850	37,105
321,837,301	842,094,091	175,135,966	403,804,265	122,845,015

7,022,432	—	472,976	2,363,435	85,762
—	121,524,145	16,100,613	—	7,727,418
—	—	11,185	—	—
—	—	—	—	—
—	—	245,946	—	—
—	2	—	—	—
157,972	255,491	12,335	1,798,722	816
2,676,375	832,510	1,347,973	14,173,193	—
18,012,025	—	—	—	—
28,414	136,337	18,387	31,421	15,059
—	372,422	157,502	—	—

50,962	93,527	62,337	36,214	46,988
94,975	235,129	52,257	168,080	48,063
10,562	18,036	6,721	13,646	18,964
1,779	140	885	5,310	6,724
3,772,488	—	—	—	—
93,797	137,576	98,667	60,986	105,728
31,921,781	123,605,315	18,587,784	18,651,007	8,055,522
$289,915,520	$718,488,776	$156,548,182	$385,153,258	$114,789,493

$326,985,711	$869,205,707	$190,465,793	$496,657,544	$128,980,304
(37,070,191)	(150,716,931)	(33,917,611)	(111,504,286)	(14,190,811)
$289,915,520	$718,488,776	$156,548,182	$385,153,258	$114,789,493

$314,138,011	$910,956,029	$189,211,046	$458,090,252	$134,045,299
$5,583,754	$3,700,190	$3,312,134	$3,652,062	$1,134,559
$2,622,956	$2,101,652	$1,553,980	$15,766,389	$—
$—	$—	$3,837	$—	$—
$—	$—	$4,523	$—	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2022

	MassMutual U.S. Government Money Market Fund	MassMutual Short-Duration Bond Fund
Class I shares:
Net assets	$—	$131,483,694
Shares outstanding (a)	—	15,164,906
Net asset value, offering price and redemption price per share	$—	$8.67
Class R5 shares:
Net assets	$205,328,321	$30,546,369
Shares outstanding (a)	205,530,593	3,509,385
Net asset value, offering price and redemption price per share	$1.00	$8.70
Service Class shares:
Net assets	$—	$2,980,706
Shares outstanding (a)	—	344,749
Net asset value, offering price and redemption price per share	$—	$8.65
Administrative Class shares:
Net assets	$—	$10,581,864
Shares outstanding (a)	—	1,227,943
Net asset value, offering price and redemption price per share	$—	$8.62
Class R4 shares:
Net assets	$—	$8,687,927
Shares outstanding (a)	—	1,000,086
Net asset value, offering price and redemption price per share	$—	$8.69
Class A shares:
Net assets	$—	$7,588,428
Shares outstanding (a)	—	884,470
Net asset value, and redemption price per share	$—	$8.58
Offering price per share (100/[100-maximum sales charge] of net asset value)	$—	$8.80
Class R3 shares:
Net assets	$—	$7,664,842
Shares outstanding (a)	—	890,218
Net asset value, offering price and redemption price per share	$—	$8.61
Class Y shares: (b)
Net assets	$—	$222,384,915
Shares outstanding (a)	—	25,624,065
Net asset value, offering price and redemption price per share	$—	$8.68
Class L shares: (b)
Net assets	$—	$76,608,878
Shares outstanding (a)	—	8,864,552
Net asset value, offering price and redemption price per share	$—	$8.64
Offering price per share (100/[100-maximum sales charge] of net asset value)	$—	$8.82
Class C shares: (b)
Net assets	$—	$1,096,899
Shares outstanding (a)	—	125,901
Net asset value, offering price and redemption price per share	$—	$8.71

(a)	Authorized unlimited number of shares with no par value.

(b)	Commenced operations on December 13, 2021.

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation- Protected and Income Fund	MassMutual Core Bond Fund	MassMutual Diversified Bond Fund	MassMutual High Yield Fund	MassMutual Balanced Fund

$169,362,417	$485,216,349	$75,454,918	$228,970,196	$44,531,827
18,118,974	53,345,575	8,447,152	31,466,961	4,654,194
$9.35	$9.10	$8.93	$7.28	$9.57

$66,135,959	$135,050,114	$57,774,337	$34,164,173	$28,960,188
7,073,353	14,796,585	7,105,524	4,662,219	3,027,650
$9.35	$9.13	$8.13	$7.33	$9.57

$31,068,532	$36,797,156	$4,963,433	$22,158,034	$7,659,474
3,335,856	4,055,452	600,468	3,021,650	742,694
$9.31	$9.07	$8.27	$7.33	$10.31

$7,758,868	$35,207,204	$8,149,087	$12,693,207	$6,317,563
822,735	3,917,079	987,480	1,762,977	657,357
$9.43	$8.99	$8.25	$7.20	$9.61

$4,315,913	$2,295,148	$3,753,510	$30,615,058	$4,554,194
475,085	259,533	461,997	4,328,567	501,043
$9.08	$8.84	$8.12	$7.07	$9.09

$8,860,121	$23,746,047	$5,106,019	$8,334,895	$13,123,379
966,208	2,666,466	618,107	1,158,147	1,424,390
$9.17	$8.91	$8.26	$7.20	$9.21
$9.58	$9.31	$8.63	$7.62	$9.75

$2,413,710	$176,758	$1,346,878	$24,740,302	$9,642,868
265,419	19,257	164,266	3,393,419	1,070,491
$9.09	$9.18	$8.20	$7.29	$9.01

$—	$—	$—	$23,396,675	$—
—	—	—	3,205,847	—
$—	$—	$—	$7.30	$—

$—	$—	$—	$—	$—
—	—	—	—	—
$—	$—	$—	$—	$—
$—	$—	$—	$—	$—

$—	$—	$—	$80,718	$—
—	—	—	11,017	—
$—	$—	$—	$7.33	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2022

	MassMutual Disciplined Value Fund	MassMutual Main Street Fund
Assets:
Investments, at value (Note 2) (a)	$66,888,651	$65,455,058
Repurchase agreements, at value (Note 2) (b)	468,997	1,666,661
Total investments (c)	67,357,648	67,121,719
Cash	—	—
Foreign currency, at value (d)	—	—
Receivables from:
Investments sold
Regular delivery	—	204,194
Fund shares sold	22,736	59,958
Investment adviser (Note 3)	—	—
Interest and dividends	85,484	27,554
Foreign tax reclaims	—	4,097
Prepaid expenses	32,466	29,887
Total assets	67,498,334	67,447,409
Liabilities:
Payables for:
Investments purchased
Regular delivery	—	314,127
Fund shares repurchased	88,014	9,928
Cash collateral held for securities on loan (Note 2)	29,461	—
Trustees’ fees and expenses (Note 3)	22,464	14,330
Affiliates (Note 3):
Administration fees	25,696	29,851
Investment advisory fees	26,724	32,602
Service fees	6,342	10,216
Distribution fees	2,553	525
Accrued expense and other liabilities	102,557	72,341
Total liabilities	303,811	483,920
Net assets	$67,194,523	$66,963,489
Net assets consist of:
Paid-in capital	$66,478,657	$58,090,720
Accumulated earnings (loss)	715,866	8,872,769
Net assets	$67,194,523	$66,963,489

(a)	Cost of investments:	$73,137,546	$64,975,192
(b)	Cost of repurchase agreements:	$468,997	$1,666,661
(c)	Securities on loan with market value of:	$415,531	$—
(d)	Cost of foreign currency:	$—	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Growth Fund	MassMutual Small Cap Opportunities Fund	MassMutual Global Fund	MassMutual International Equity Fund	MassMutual Strategic Emerging Markets Fund

$154,991,283	$291,186,394	$191,677,490	$109,535,799	$102,756,268
622,516	5,142,970	1,125,632	4,869,256	5,387,475
155,613,799	296,329,364	192,803,122	114,405,055	108,143,743
—	—	—	6,971	2,633
—	—	230,035	64,376	121,460

—	281,487	86,543	249,801	227,405
41,990	115,903	69,947	29,423	8,465
—	—	—	—	49,505
11,610	185,949	106,823	222,225	145,736
—	—	268,672	710,040	41,491
33,388	42,308	30,314	48,681	37,895
155,700,787	296,955,011	193,595,456	115,736,572	108,778,333

—	2,080,465	—	1,448,499	142
18,616	99,990	2,902	5,472	14,221
664,115	4,743,749	201,984	101,475	199,697
28,550	23,041	33,052	52,500	14,554

41,300	50,826	50,996	35,846	26,288
62,084	147,476	130,415	81,699	95,470
17,386	39,978	18,640	8,129	687
2,758	4,958	5,750	1,376	375
102,330	74,781	392,418	138,790	376,533
937,139	7,265,264	836,157	1,873,786	727,967
$154,763,648	$289,689,747	$192,759,299	$113,862,786	$108,050,366

$160,905,820	$281,446,519	$102,300,461	$128,930,768	$152,415,756
(6,142,172)	8,243,228	90,458,838	(15,067,982)	(44,365,390)
$154,763,648	$289,689,747	$192,759,299	$113,862,786	$108,050,366

$168,399,697	$286,812,088	$143,098,413	$130,216,628	$131,674,558
$622,516	$5,142,970	$1,125,632	$4,869,256	$5,387,475
$988,118	$9,526,629	$318,368	$223,627	$190,104
$—	$—	$229,931	$65,622	$124,231

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Assets and Liabilities September 30, 2022

	MassMutual Disciplined Value Fund	MassMutual Main Street Fund
Class I shares:
Net assets	$24,938,405	$3,153,774
Shares outstanding (a)	2,029,079	345,986
Net asset value, offering price and redemption price per share	$12.29	$9.12
Class R5 shares:
Net assets	$19,907,157	$31,307,014
Shares outstanding (a)	1,614,465	3,433,125
Net asset value, offering price and redemption price per share	$12.33	$9.12
Service Class shares:
Net assets	$11,924,865	$107,013
Shares outstanding (a)	978,462	11,110
Net asset value, offering price and redemption price per share	$12.19	$9.63
Administrative Class shares:
Net assets	$1,154,182	$17,867,430
Shares outstanding (a)	91,960	1,962,765
Net asset value, offering price and redemption price per share	$12.55	$9.10
Class R4 shares:
Net assets	$1,292,509	$5,888,830
Shares outstanding (a)	108,667	670,697
Net asset value, offering price and redemption price per share	$11.89	$8.78
Class A shares:
Net assets	$4,245,098	$7,887,153
Shares outstanding (a)	353,534	886,474
Net asset value, and redemption price per share	$12.01	$8.90
Offering price per share (100/[100-maximum sales charge] of net asset value)	$12.71	$9.42
Class R3 shares:
Net assets	$3,732,307	$752,275
Shares outstanding (a)	307,602	84,285
Net asset value, offering price and redemption price per share	$12.13	$8.93

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Growth Fund	MassMutual Small Cap Opportunities Fund	MassMutual Global Fund	MassMutual International Equity Fund	MassMutual Strategic Emerging Markets Fund

$18,482,705	$95,435,741	$56,930,671	$66,354,989	$105,253,099
2,467,025	6,722,238	5,312,301	9,291,709	12,807,751
$7.49	$14.20	$10.72	$7.14	$8.22

$73,290,546	$100,585,322	$58,808,205	$30,826,579	$225,243
9,787,806	7,113,341	5,494,567	4,316,024	26,935
$7.49	$14.14	$10.70	$7.14	$8.36

$14,308,536	$15,850,578	$5,578,638	$2,623,893	$1,346,006
1,898,207	1,125,595	528,242	368,510	163,763
$7.54	$14.08	$10.56	$7.12	$8.22

$24,021,281	$20,099,957	$45,831,175	$2,272,928	$232,786
3,116,003	1,440,368	4,305,902	322,444	28,248
$7.71	$13.95	$10.64	$7.05	$8.24

$6,348,106	$11,835,297	$8,675,775	$710,654	$306,799
896,671	885,065	846,845	108,571	37,728
$7.08	$13.37	$10.24	$6.55	$8.13

$14,353,620	$38,730,194	$9,014,420	$9,014,115	$140,206
1,994,494	2,878,330	865,917	1,356,171	17,084
$7.20	$13.46	$10.41	$6.65	$8.21
$7.62	$14.24	$11.02	$7.04	$8.69

$3,958,854	$7,152,658	$7,920,415	$2,059,628	$546,227
564,431	543,439	769,011	318,936	68,039
$7.01	$13.16	$10.30	$6.46	$8.03

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2022

	MassMutual U.S. Government Money Market Fund	MassMutual Short-Duration Bond Fund+
Investment income (Note 2):
Dividends (a)	$—	$—
Interest	1,414,659	20,699,491
Securities lending net income	—	17,417
Total investment income	1,414,659	20,716,908
Expenses (Note 3):
Investment advisory fees	749,721	2,767,030
Custody fees	30,607	15,124
Commitment & Service Expenses	—	30,374
Audit fees	47,104	25,221
Legal fees	5,723	12,565
Proxy fees	1,337	1,337
Accounting & Administration fees	60,276	55,648
Shareholder reporting fees	10,740	30,864
Trustees’ fees	10,013	99,336
Registration and filing fees	23,328	169,102
Transfer agent fees	2,970	40,386
	941,819	3,246,987
Administration fees:
Class R5	214,206	50,174
Service Class	—	12,269
Administrative Class	—	40,345
Class R4	—	18,059
Class A	—	48,276
Class R3	—	20,449
Class Y	—	491,014
Class L	—	38,954
Class C	—	489
Distribution and Service fees:
Class R4	—	22,573
Class A	—	40,230
Class R3	—	51,122
Class L	—	194,770
Class C	—	4,892
Total expenses	1,156,025	4,280,603
Expenses waived (Note 3):
Class I fees reimbursed by adviser	—	(23,115)
Class R5 fees reimbursed by adviser	(579,463)	—
Class Y fees reimbursed by adviser	—	(370,955)
Class L fees reimbursed by adviser	—	(31,525)
Class C fees reimbursed by adviser	—	(476)
Net expenses:	576,562	3,854,532
Net investment income (loss)	838,097	16,862,376

+

Effective December 13, 2021, the Barings Active Short Duration Bond Fund reorganized into the MassMutual Short-Duration Bond Fund. Prior to December 13, 2021, information provided reflects MassMutual Short-Duration Bond Fund, which was the accounting and performance survivor of the reorganization. Please reference Note 7 “Acquisition of Barings Active Short Duration Bond Fund and Barings U.S. High Yield Fund” in the Notes to the Financial Statements for additional information.

++

Effective December 13, 2021, the Barings U.S. High Yield Fund reorganized into the MassMutual High Yield Fund. Prior to December 13, 2021, information provided reflects MassMutual High Yield Fund, which was the accounting and performance survivor of the reorganization. Please reference Note 7 “Acquisition of Barings Active Short Duration Bond Fund and Barings U.S. High Yield Fund” in the Notes to the Financial Statements for additional information.

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation- Protected and Income Fund	MassMutual Core Bond Fund	MassMutual Diversified Bond Fund	MassMutual High Yield Fund++	MassMutual Balanced Fund

$—	$—	$70,669	$196,239	$1,709,834
10,383,353	28,604,890	7,051,287	30,491,162	1,182,321
1,459	10,307	15,365	101,333	8,564
10,384,812	28,615,197	7,137,321	30,788,734	2,900,719

1,306,626	3,605,606	743,083	2,330,607	676,064
49,306	77,484	47,353	75,026	66,313
—	—	—	26,772	—
60,153	60,657	61,007	17,493	57,798
9,088	25,156	6,516	11,990	3,836
1,337	1,337	1,337	1,337	1,337
47,989	75,163	71,737	39,217	46,025
28,745	37,756	24,155	40,874	23,269
14,234	42,428	8,503	17,878	5,941
101,394	103,864	100,790	139,004	99,912
2,971	2,971	2,971	25,316	2,971
1,621,843	4,032,422	1,067,452	2,725,514	983,466

81,481	207,725	68,269	39,893	36,247
86,150	88,071	14,177	53,071	18,525
33,359	133,444	30,811	51,812	22,469
9,600	9,736	8,606	70,977	11,044
33,662	115,441	22,237	33,215	50,889
5,818	542	3,106	58,723	24,615
—	—	—	17,811	—
—	—	—	—	—
—	—	—	—	—

12,000	12,170	10,757	88,722	13,805
28,052	96,200	18,530	27,679	42,408
14,546	1,354	7,765	146,808	61,538
—	—	—	—	—
—	—	—	728	—
1,926,511	4,697,105	1,251,710	3,314,953	1,265,006

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
1,926,511	4,697,105	1,251,710	3,314,953	1,265,006
8,458,301	23,918,092	5,885,611	27,473,781	1,635,713

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2022

	MassMutual U.S. Government Money Market Fund	MassMutual Short-Duration Bond Fund+
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$1,133	$(45,762,560)
Futures contracts	—	18,876,718
Written options	—	—
Swap agreements	—	(24,419,336)
Foreign currency transactions	—	—
Forward contracts	—	—
Net realized gain (loss)	1,133	(51,305,178)
Net change in unrealized appreciation (depreciation) on:
Investment transactions	—	(73,451,249)
Futures contracts	—	6,152,287
Written options	—	—
Swap agreements	—	(4,140,728)
Translation of assets and liabilities in foreign currencies	—	—
Forward contracts	—	—
Net change in unrealized appreciation (depreciation)	—	(71,439,690)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	1,133	(122,744,868)
Net increase (decrease) in net assets resulting from operations	$839,230	$(105,882,492)

(a)	Net of foreign withholding tax of:	$—	$—

+

Effective December 13, 2021, the Barings Active Short Duration Bond Fund reorganized into the MassMutual Short-Duration Bond Fund. Prior to December 13, 2021, information provided reflects MassMutual Short-Duration Bond Fund, which was the accounting and performance survivor of the reorganization. Please reference Note 7 “Acquisition of Barings Active Short Duration Bond Fund and Barings U.S. High Yield Fund” in the Notes to the Financial Statements for additional information.

++

Effective December 13, 2021, the Barings U.S. High Yield Fund reorganized into the MassMutual High Yield Fund. Prior to December 13, 2021, information provided reflects MassMutual High Yield Fund, which was the accounting and performance survivor of the reorganization. Please reference Note 7 “Acquisition of Barings Active Short Duration Bond Fund and Barings U.S. High Yield Fund” in the Notes to the Financial Statements for additional information.

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation- Protected and Income Fund	MassMutual Core Bond Fund	MassMutual Diversified Bond Fund	MassMutual High Yield Fund++	MassMutual Balanced Fund

$(4,504,342)	$(27,534,722)	$(3,798,047)	$(309,990)	$(1,788,616)
(20,988)	(16,214,744)	(5,012,811)	—	596,675
—	—	51,584	—	—
(3,827,341)	—	—	—	—
—	—	2,925	(2,732)	3
—	—	(120,990)	—	—
(8,352,671)	(43,749,466)	(8,877,339)	(312,722)	(1,191,938)

(20,936,600)	(140,685,899)	(33,370,986)	(96,077,856)	(19,264,338)
1,352,400	(1,324,221)	(961,606)	—	189,070
—	—	(35,651)	—	—
(22,737,276)	—	—	—	—
—	—	(18,241)	(35,822)	—
—	—	(51,589)	—	—
(42,321,476)	(142,010,120)	(34,438,073)	(96,113,678)	(19,075,268)
(50,674,147)	(185,759,586)	(43,315,412)	(96,426,400)	(20,267,206)
$(42,215,846)	$(161,841,494)	$(37,429,801)	$(68,952,619)	$(18,631,493)

$—	$—	$—	$33,201	$231

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2022

	MassMutual Disciplined Value Fund	MassMutual Main Street Fund
Investment income (Note 2):
Dividends (a)	$1,855,203	$1,609,820
Interest	622	1,021
Securities lending net income	1,184	7,163
Non cash income	6,379	—
Total investment income	1,863,388	1,618,004
Expenses (Note 3):
Investment advisory fees	391,217	578,977
Custody fees	23,456	29,153
Audit fees	55,651	54,619
Legal fees	2,348	2,935
Proxy fees	1,337	1,337
Accounting & Administration fees	28,385	26,943
Shareholder reporting fees	47,691	21,234
Trustees’ fees	3,995	4,749
Registration and filing fees	100,514	100,076
Transfer agent fees	2,971	2,971
	657,565	822,994
Administration fees:
Class R5	26,377	42,279
Service Class	30,072	271
Administrative Class	5,001	68,780
Class R4	3,727	15,235
Class A	17,834	29,678
Class R3	8,995	1,958
Distribution and Service fees:
Class R4	4,659	19,045
Class A	14,862	24,732
Class R3	22,488	4,896
Total expenses	791,580	1,029,868
Expenses waived (Note 3):
Class I fees reimbursed by adviser	—	—
Class R5 fees reimbursed by adviser	—	—
Service Class fees reimbursed by adviser	—	—
Administrative Class fees reimbursed by adviser	—	—
Class R4 fees reimbursed by adviser	—	—
Class A fees reimbursed by adviser	—	—
Class R3 fees reimbursed by adviser	—	—
Advisory fees waived	—	—
Net expenses:	791,580	1,029,868
Net investment income (loss)	1,071,808	588,136

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Growth Fund	MassMutual Small Cap Opportunities Fund	MassMutual Global Fund	MassMutual International Equity Fund	MassMutual Strategic Emerging Markets Fund

$1,625,402	$3,688,209	$2,175,215	$3,334,618	$2,062,334
1,134	6,188	999	5,053	—
6,497	14,702	8,973	21,740	14,429
—	—	79,494	130,619	151,071
1,633,033	3,709,099	2,264,681	3,492,030	2,227,834

963,176	1,923,907	2,142,324	1,165,318	1,409,379
22,550	26,122	67,557	103,052	214,846
55,755	55,031	69,005	69,295	93,697
5,670	8,729	7,790	1,923	16,810
1,337	1,337	1,337	1,337	1,337
29,256	28,217	38,295	34,606	35,624
49,595	26,978	24,389	40,694	29,352
9,481	13,545	12,902	6,688	6,114
100,383	104,406	101,933	100,859	99,463
2,971	2,971	2,971	2,954	2,971
1,240,174	2,191,243	2,468,503	1,526,726	1,909,593

94,206	125,536	89,912	41,494	1,926
42,483	40,456	14,368	6,458	3,999
97,714	73,231	204,256	7,482	1,585
18,028	28,443	25,043	2,265	759
65,141	146,518	43,100	34,168	1,441
9,690	17,184	22,175	4,555	1,829

22,535	35,554	31,303	2,831	950
54,284	122,098	35,917	28,473	1,200
24,226	42,960	55,436	11,387	4,572
1,668,481	2,823,223	2,990,013	1,665,839	1,927,854

—	—	—	—	(275,568)
—	—	—	—	(4,168)
—	—	—	—	(4,018)
—	—	—	—	(1,064)
—	—	—	—	(744)
—	—	—	—	(1,046)
—	—	—	—	(1,860)
—	—	—	(70,200)	—
1,668,481	2,823,223	2,990,013	1,595,639	1,639,386
(35,448)	885,876	(725,332)	1,896,391	588,448

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Operations For the Year Ended September 30, 2022

	MassMutual Disciplined Value Fund	MassMutual Main Street Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$6,346,433	$10,796,289
Foreign currency transactions	—	(828)
Forward contracts	—	—
Net realized gain (loss)	6,346,433	10,795,461
Net change in unrealized appreciation (depreciation) on:
Investment transactions	(14,330,342)	(30,006,887)
Translation of assets and liabilities in foreign currencies	—	(452)
Net change in unrealized appreciation (depreciation)	(14,330,342)	(30,007,339)
Net realized gain (loss) and change in unrealized appreciation (depreciation)	(7,983,909)	(19,211,878)
Net increase (decrease) in net assets resulting from operations	$(6,912,101)	$(18,623,742)

(a)	Net of foreign withholding tax of:	$—	$4,053
*	Net of net increase (decrease) in accrued foreign capital gains tax of:	$—	$—

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Growth Fund	MassMutual Small Cap Opportunities Fund	MassMutual Global Fund	MassMutual International Equity Fund	MassMutual Strategic Emerging Markets Fund

$12,038,599	$5,628,612	$48,345,468	$5,877,066	$(9,974,327)
—	2,980	(35,370)	(44,780)	(123,284)
—	—	—	—	—
12,038,599	5,631,592	48,310,098	5,832,286	(10,097,611)

(66,271,366)	(72,344,667)	(164,141,812)*	(34,352,459)	(50,107,741)*
—	—	(47,187)	(91,128)	(10,820)
(66,271,366)	(72,344,667)	(164,188,999)	(34,443,587)	(50,118,561)
(54,232,767)	(66,713,075)	(115,878,901)	(28,611,301)	(60,216,172)
$(54,268,215)	$(65,827,199)	$(116,604,233)	$(26,714,910)	$(59,627,724)

$—	$7,125	$191,607	$341,138	$288,328
$—	$—	$229,811	$—	$673,578

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual U.S. Government Money Market Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$838,097	$(24)
Net realized gain (loss)	1,133	2,160
Net change in unrealized appreciation (depreciation)	—	—
Net increase (decrease) in net assets resulting from operations	839,230	2,136
Distributions to shareholders (Note 2):
Class I	—	—
Class R5	(837,585)	—
Service Class	—	—
Administrative Class	—	—
Class R4	—	—
Class A	—	—
Class R3	—	—
Class Y (a)	—	—
Class L (a)	—	—
Class C (a)	—	—
Total distributions	(837,585)	—
Net fund share transactions (Note 5):
Class I	—	—
Class R5	(30,251,189)	(42,415,521)
Service Class	—	—
Administrative Class	—	—
Class R4	—	—
Class A	—	—
Class R3	—	—
Class Y (a)	—	—
Class L (a)	—	—
Class C (a)	—	—
Increase (decrease) in net assets from fund share transactions	(30,251,189)	(42,415,521)
Total increase (decrease) in net assets	(30,249,544)	(42,413,385)
Net assets
Beginning of year	235,577,865	277,991,250
End of year	$205,328,321	$235,577,865

(a)	Class Y, L, and C commenced operations on December 13, 2021.

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund		MassMutual Inflation-Protected and Income Fund
Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021

$16,862,376	$9,112,520	$8,458,301	$6,092,415
(51,305,178)	4,369,016	(8,352,671)	20,097,312
(71,439,690)	4,648,167	(42,321,476)	(4,625,721)
(105,882,492)	18,129,703	(42,215,846)	21,564,006

(8,176,968)	(7,873,751)	(13,578,868)	(9,795,008)
(2,345,636)	(4,984,608)	(6,527,752)	(4,785,258)
(395,204)	(1,102,450)	(3,706,567)	(2,728,473)
(553,757)	(1,110,963)	(804,115)	(731,102)
(318,830)	(429,664)	(342,973)	(251,270)
(543,636)	(1,786,717)	(821,349)	(1,177,744)
(353,332)	(286,518)	(193,469)	(150,543)
(15,100,528)	—	—	—
(2,275,179)	—	—	—
(26,497)	—	—	—
(30,089,567)	(17,574,671)	(25,975,093)	(19,619,398)

(54,326,839)	20,984,515	19,908,736	9,538,688
(28,772,555)	(43,188,428)	(11,102,681)	6,543,433
(12,469,357)	(22,341,386)	(16,566,770)	758,594
(4,366,692)	(10,748,987)	(4,258,691)	(1,287,500)
(1,706,884)	184,725	41,523	851,299
(26,537,179)	(5,748,981)	(2,189,251)	(8,627,870)
(2,434,467)	3,871,255	48,895	(323,906)
304,155,402	—	—	—
89,252,476	—	—	—
1,255,306	—	—	—
264,049,211	(56,987,287)	(14,118,239)	7,452,738
128,077,152	(56,432,255)	(82,309,178)	9,397,346

371,547,370	427,979,625	372,224,698	362,827,352
$499,624,522	$371,547,370	$289,915,520	$372,224,698

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Core Bond Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$23,918,092	$29,502,553
Net realized gain (loss)	(43,749,466)	13,634,319
Net change in unrealized appreciation (depreciation)	(142,010,120)	(2,276,905)
Net increase (decrease) in net assets resulting from operations	(161,841,494)	40,859,967
Distributions to shareholders (Note 2):
Class I	(25,515,199)	(46,632,100)
Class R5	(10,426,152)	(20,107,290)
Service Class	(1,734,027)	(3,177,296)
Administrative Class	(1,712,376)	(4,484,059)
Class R4	(221,532)	(599,635)
Class A	(1,693,205)	(3,188,483)
Class R3	(7,500)	(45,768)
Class Y (a)	—	—
Class C (a)	—	—
Total distributions	(41,309,991)	(78,234,631)
Net fund share transactions (Note 5):
Class I	(61,675,638)	(85,408,525)
Class R5	(128,317,277)	48,682
Service Class	(12,042,889)	(24,582,773)
Administrative Class	(10,574,132)	(18,924,313)
Class R4	(5,244,362)	(1,559,456)
Class A	(25,553,805)	388,482
Class R3	(120,752)	(494,140)
Class Y (a)	—	—
Class C (a)	—	—
Increase (decrease) in net assets from fund share transactions	(243,528,855)	(130,532,043)
Total increase (decrease) in net assets	(446,680,340)	(167,906,707)
Net assets
Beginning of year	1,165,169,116	1,333,075,823
End of year	$718,488,776	$1,165,169,116

(a)	Class Y, and C commenced operations on December 13, 2021.

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund		MassMutual High Yield Fund
Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021

$5,885,611	$6,230,125	$27,473,781	$30,984,747
(8,877,339)	2,360,487	(312,722)	7,858,390
(34,438,073)	4,074,119	(96,113,678)	38,379,827
(37,429,801)	12,664,731	(68,952,619)	77,222,964

(4,290,758)	(6,953,342)	(32,453,576)	(20,884,324)
(3,344,900)	(5,506,098)	(4,191,590)	(2,613,072)
(343,585)	(846,408)	(2,714,386)	(1,719,188)
(445,350)	(993,842)	(1,894,451)	(1,271,060)
(171,228)	(453,530)	(3,481,151)	(2,023,612)
(296,362)	(900,019)	(1,074,744)	(1,209,194)
(27,352)	(226,697)	(2,769,060)	(1,607,669)
—	—	(2,074,928)	—
—	—	(3,484)	—
(8,919,535)	(15,879,936)	(50,657,370)	(31,328,119)

(12,764,525)	15,252,132	(49,627,752)	(53,596,204)
(6,119,459)	3,162,707	(2,641,378)	(6,507,926)
(5,368,513)	(25,402)	(421,728)	(7,438,407)
(2,063,333)	(4,291,888)	(6,329,003)	(2,270,950)
(489,076)	(848,001)	128,460	(4,285,383)
(2,541,380)	(5,128,099)	(2,465,320)	(12,822,571)
(1,609,268)	(569,909)	(1,554,968)	(4,435,045)
—	—	30,906,122	—
—	—	97,944	—
(30,955,554)	7,551,540	(31,907,623)	(91,356,486)
(77,304,890)	4,336,335	(151,517,612)	(45,461,641)

233,853,072	229,516,737	536,670,870	582,132,511
$156,548,182	$233,853,072	$385,153,258	$536,670,870

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Balanced Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,635,713	$1,538,040
Net realized gain (loss)	(1,191,938)	34,273,373
Net change in unrealized appreciation (depreciation)	(19,075,268)	(8,654,500)
Net increase (decrease) in net assets resulting from operations	(18,631,493)	27,156,913
Distributions to shareholders (Note 2):
Class I	(13,083,127)	(1,547,830)
Class R5	(9,442,345)	(1,408,864)
Service Class	(2,211,487)	(269,648)
Administrative Class	(1,821,814)	(195,297)
Class R4	(1,404,186)	(96,702)
Class A	(4,696,408)	(806,699)
Class R3	(3,309,059)	(201,693)
Total distributions	(35,968,426)	(4,526,733)
Net fund share transactions (Note 5):
Class I	10,110,475	4,470,229
Class R5	3,322,395	(8,596,195)
Service Class	789,167	299,183
Administrative Class	1,800,181	589,285
Class R4	711,476	2,102,933
Class A	(1,126,786)	(9,669,596)
Class R3	2,314,446	3,378,738
Increase (decrease) in net assets from fund share transactions	17,921,354	(7,425,423)
Total increase (decrease) in net assets	(36,678,565)	15,204,757
Net assets
Beginning of year	151,468,058	136,263,301
End of year	$114,789,493	$151,468,058

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Value Fund		MassMutual Main Street Fund
Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021

$1,071,808	$1,270,497	$588,136	$788,514
6,346,433	16,505,330	10,795,461	22,083,519
(14,330,342)	11,731,401	(30,007,339)	6,724,955
(6,912,101)	29,507,228	(18,623,742)	29,596,988

(5,421,119)	(527,416)	(5,755,032)	(1,017,015)
(5,073,685)	(675,986)	(9,637,008)	(1,482,317)
(2,728,368)	(236,749)	(32,408)	(3,852)
(272,646)	(82,862)	(5,132,204)	(656,288)
(465,386)	(50,170)	(1,737,533)	(207,357)
(1,100,034)	(96,647)	(2,187,355)	(323,920)
(745,764)	(63,371)	(210,581)	(33,250)
(15,807,002)	(1,733,201)	(24,692,121)	(3,723,999)

1,138,722	3,278,085	(15,434,178)	(8,549,909)
(8,801,030)	(7,634,620)	896,476	(8,291,185)
(142,040)	436,690	2,400	(56,793)
(81,412)	(3,541,997)	2,862,256	(1,778,664)
(897,583)	(858,803)	760,267	207,757
(921,129)	(662,378)	1,322,681	(3,959,621)
45,564	(381,326)	(140,863)	(234,641)
(9,658,908)	(9,364,349)	(9,730,961)	(22,663,056)
(32,378,011)	18,409,678	(53,046,824)	3,209,933

99,572,534	81,162,856	120,010,313	116,800,380
$67,194,523	$99,572,534	$66,963,489	$120,010,313

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual Disciplined Growth Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(35,448)	$76,831
Net realized gain (loss)	12,038,599	93,484,305
Net change in unrealized appreciation (depreciation)	(66,271,366)	(32,540,319)
Net increase (decrease) in net assets resulting from operations	(54,268,215)	61,020,817
Distributions to shareholders (Note 2):
Class I	(14,211,876)	(1,624,765)
Class R5	(39,812,555)	(4,826,119)
Service Class	(10,037,758)	(1,123,937)
Administrative Class	(14,282,484)	(1,558,139)
Class R4	(4,483,496)	(1,039,743)
Class A	(11,937,715)	(1,133,688)
Class R3	(2,151,233)	(248,888)
Total distributions	(96,917,117)	(11,555,279)
Net fund share transactions (Note 5):
Class I	8,472,666	(10,738,871)
Class R5	28,861,519	(12,382,678)
Service Class	4,209,156	(5,172,127)
Administrative Class	10,471,389	(7,796,715)
Class R4	54,641	(20,840,548)
Class A	5,223,921	(6,616,967)
Class R3	2,400,935	(2,151,560)
Increase (decrease) in net assets from fund share transactions	59,694,227	(65,699,466)
Total increase (decrease) in net assets	(91,491,105)	(16,233,928)
Net assets
Beginning of year	246,254,753	262,488,681
End of year	$154,763,648	$246,254,753

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Opportunities Fund		MassMutual Global Fund
Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021

$885,876	$504,184	$(725,332)	$(1,711,008)
5,631,592	32,725,919	48,310,098	35,327,407
(72,344,667)	76,358,450	(164,188,999)	60,583,247
(65,827,199)	109,588,553	(116,604,233)	94,199,646

(8,099,573)	(3,764,337)	(10,688,280)	(4,141,170)
(12,813,268)	(8,238,297)	(12,739,313)	(6,060,786)
(2,089,184)	(1,528,937)	(859,154)	(336,406)
(2,480,508)	(1,730,097)	(9,271,798)	(4,196,349)
(1,502,600)	(881,116)	(1,722,056)	(507,173)
(5,263,635)	(3,793,992)	(2,023,520)	(1,270,495)
(937,828)	(478,467)	(1,492,945)	(540,776)
(33,186,596)	(20,415,243)	(38,797,066)	(17,053,155)

38,224,027	27,209,426	1,752,106	4,382,095
106,568	9,323,960	(18,913,065)	(11,981,787)
(3,074,459)	833,952	1,650,364	178,731
976,007	681,127	(5,268,106)	(11,341,827)
415,445	2,320,602	(402,757)	4,831,165
(1,765,134)	(3,111,884)	(2,426,872)	(8,962,168)
52,755	1,388,860	550,289	1,689,495
34,935,209	38,646,043	(23,058,041)	(21,204,296)
(64,078,586)	127,819,353	(178,459,340)	55,942,195

353,768,333	225,948,980	371,218,639	315,276,444
$289,689,747	$353,768,333	$192,759,299	$371,218,639

The accompanying notes are an integral part of the financial statements.

MassMutual Funds – Financial Statements (Continued)
Statements of Changes in Net Assets

	MassMutual International Equity Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,896,391	$2,160,396
Net realized gain (loss)	5,832,286	15,303,576
Net change in unrealized appreciation (depreciation)	(34,443,587)	13,893,738
Net increase (decrease) in net assets resulting from operations	(26,714,910)	31,357,710
Distributions to shareholders (Note 2):
Class I	(10,922,947)	(36,392,504)
Class R5	(5,465,065)	(21,915,668)
Service Class	(410,850)	(1,504,920)
Administrative Class	(292,378)	(1,216,848)
Class R4	(176,442)	(756,235)
Class A	(1,478,546)	(7,088,870)
Class R3	(290,312)	(861,510)
Total distributions	(19,036,540)	(69,736,555)
Net fund share transactions (Note 5):
Class I	2,298,162	13,818,712
Class R5	(6,677,826)	1,150,924
Service Class	209,261	(284,454)
Administrative Class	661,945	(491,326)
Class R4	(574,574)	129,679
Class A	(1,097,342)	(940,117)
Class R3	561,594	338,450
Increase (decrease) in net assets from fund share transactions	(4,618,780)	13,721,868
Total increase (decrease) in net assets	(50,370,230)	(24,656,977)
Net assets
Beginning of year	164,233,016	188,889,993
End of year	$113,862,786	$164,233,016

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Emerging Markets Fund
Year Ended September 30, 2022	Year Ended September 30, 2021

$588,448	$434,711
(10,097,611)	22,083,910
(50,118,561)	5,667,502
(59,627,724)	28,186,123

(21,234,316)	(2,772,142)
(372,025)	(51,087)
(315,974)	(38,555)
(142,830)	(16,503)
(57,377)	(21,224)
(77,403)	(34,506)
(149,473)	(17,356)
(22,349,398)	(2,951,373)

26,336,462	(35,988,590)
(1,189,987)	(919,812)
343,704	(579,986)
(463,387)	(99,310)
85,854	(960,985)
(204,486)	(1,809,172)
(10,684)	2,130
24,897,476	(40,355,725)
(57,079,646)	(15,120,975)

165,130,012	180,250,987
$108,050,366	$165,130,012

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MassMutual U.S. Government Money Market Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class R5
9/30/22	$ 1.00	$ 0.00[d]	$ 0.00[d]	$ 0.00[d]	$ (0.00)[d]	$ —	$ (0.00)[d]	$ 1.00	0.44%	$ 205,328	0.54%	0.27%	0.39%
9/30/21	1.00	(0.00)[d]	0.00[d]	0.00[d]	—	—	—	1.00	0.00%[e]	235,578	0.51%	0.07%	0.00%[e]
9/30/20	1.00	0.01	0.00[d]	0.01	(0.01)	—	(0.01)	1.00	0.56%	277,991	0.51%	0.40%	0.59%
9/30/19	1.00	0.02	0.00[d]	0.02	(0.02)	(0.00)[d]	(0.02)	1.00	1.85%	333,574	0.52%	N/A	1.83%
9/30/18	1.00	0.01	0.00[d]	0.01	(0.01)	(0.00)[d]	(0.01)	1.00	1.08%	339,551	0.50%	N/A	1.04%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 10.10	$ 0.20	$ (1.19)	$ (0.99)	$ (0.44)	$ —	$ (0.44)	$ 8.67	(10.11%)	$ 131,484	0.40%	0.39%	2.08%
9/30/21	10.09	0.24	0.22	0.46	(0.45)	—	(0.45)	10.10	4.69%	211,826	0.44%	N/A	2.41%
9/30/20	10.31	0.34	(0.21)	0.13	(0.35)	—	(0.35)	10.09	1.26%	189,805	0.42%	N/A	3.41%
9/30/19	10.30	0.32	0.08	0.40	(0.39)	—	(0.39)	10.31	4.05%	204,282	0.43%	N/A	3.13%
9/30/18	10.40	0.27	(0.10)	0.17	(0.27)	—	(0.27)	10.30	1.65%	163,465	0.39%	N/A	2.64%
Class R5
9/30/22	$ 10.13	$ 0.19	$ (1.20)	$ (1.01)	$ (0.42)	$ —	$ (0.42)	$ 8.70	(10.26%)	$ 30,546	0.50%	N/A	1.95%
9/30/21	10.12	0.24	0.21	0.45	(0.44)	—	(0.44)	10.13	4.56%	66,938	0.54%	N/A	2.34%
9/30/20	10.34	0.33	(0.21)	0.12	(0.34)	—	(0.34)	10.12	1.15%	110,813	0.52%	N/A	3.31%
9/30/19	10.33	0.31	0.08	0.39	(0.38)	—	(0.38)	10.34	3.92%	158,895	0.53%	N/A	3.03%
9/30/18	10.42	0.26	(0.09)	0.17	(0.26)	—	(0.26)	10.33	1.63%	135,411	0.49%	N/A	2.55%
Service Class
9/30/22	$ 10.06	$ 0.17	$ (1.18)	$ (1.01)	$ (0.40)	$ —	$ (0.40)	$ 8.65	(10.30%)	$ 2,981	0.62%	N/A	1.82%
9/30/21	10.04	0.23	0.21	0.44	(0.42)	—	(0.42)	10.06	4.51%	16,282	0.64%	N/A	2.25%
9/30/20	10.26	0.32	(0.22)	0.10	(0.32)	—	(0.32)	10.04	1.00%	38,559	0.62%	N/A	3.19%
9/30/19	10.25	0.30	0.08	0.38	(0.37)	—	(0.37)	10.26	3.82%	51,201	0.63%	N/A	2.92%
9/30/18	10.35	0.25	(0.10)	0.15	(0.25)	—	(0.25)	10.25	1.50%	72,408	0.59%	N/A	2.45%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	20%	72%	37%	55%	68%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period December 13, 2021 (commencement of operations) through September 30, 2022.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 10.01	$ 0.17	$ (1.18)	$ (1.01)	$ (0.38)	$ —	$ (0.38)	$ 8.62	(10.38%)	$ 10,582	0.70%	N/A	1.78%
9/30/21	10.00	0.21	0.22	0.43	(0.42)	—	(0.42)	10.01	4.40%	16,920	0.74%	N/A	2.16%
9/30/20	10.22	0.31	(0.21)	0.10	(0.32)	—	(0.32)	10.00	0.94%	27,628	0.72%	N/A	3.12%
9/30/19	10.21	0.29	0.08	0.37	(0.36)	—	(0.36)	10.22	3.76%	31,270	0.73%	N/A	2.83%
9/30/18	10.31	0.24	(0.10)	0.14	(0.24)	—	(0.24)	10.21	1.35%	34,342	0.69%	N/A	2.37%
Class R4
9/30/22	$ 10.07	$ 0.15	$ (1.18)	$ (1.03)	$ (0.35)	$ —	$ (0.35)	$ 8.69	(10.46%)	$ 8,688	0.85%	N/A	1.63%
9/30/21	10.05	0.20	0.22	0.42	(0.40)	—	(0.40)	10.07	4.30%	11,743	0.89%	N/A	1.97%
9/30/20	10.27	0.29	(0.21)	0.08	(0.30)	—	(0.30)	10.05	0.79%	11,525	0.87%	N/A	2.96%
9/30/19	10.26	0.27	0.08	0.35	(0.34)	—	(0.34)	10.27	3.57%	12,494	0.88%	N/A	2.67%
9/30/18	10.36	0.23	(0.11)	0.12	(0.22)	—	(0.22)	10.26	1.21%	13,691	0.84%	N/A	2.21%
Class A
9/30/22	$ 9.93	$ 0.14	$ (1.18)	$ (1.04)	$ (0.31)	$ —	$ (0.31)	$ 8.58	(10.63%)	$ 7,588	0.95%	N/A	1.44%
9/30/21	9.92	0.19	0.21	0.40	(0.39)	—	(0.39)	9.93	4.15%	36,186	0.99%	N/A	1.90%
9/30/20	10.14	0.28	(0.21)	0.07	(0.29)	—	(0.29)	9.92	0.71%	41,913	0.97%	N/A	2.87%
9/30/19	10.14	0.26	0.08	0.34	(0.34)	—	(0.34)	10.14	3.44%	55,315	0.98%	N/A	2.58%
9/30/18	10.24	0.21	(0.10)	0.11	(0.21)	—	(0.21)	10.14	1.10%	53,188	0.94%	N/A	2.11%
Class R3
9/30/22	$ 9.99	$ 0.13	$ (1.19)	$ (1.06)	$ (0.32)	$ —	$ (0.32)	$ 8.61	(10.80%)	$ 7,665	1.10%	N/A	1.37%
9/30/21	9.98	0.17	0.22	0.39	(0.38)	—	(0.38)	9.99	4.04%	11,652	1.14%	N/A	1.70%
9/30/20	10.20	0.27	(0.22)	0.05	(0.27)	—	(0.27)	9.98	0.53%	7,737	1.12%	N/A	2.72%
9/30/19	10.20	0.24	0.09	0.33	(0.33)	—	(0.33)	10.20	3.29%	7,040	1.13%	N/A	2.43%
9/30/18	10.30	0.20	(0.10)	0.10	(0.20)	—	(0.20)	10.20	0.97%	7,980	1.09%	N/A	1.97%
Class Y
9/30/22[g]	$ 9.86	$ 0.15	$ (1.09)	$ (0.94)	$ (0.24)	$ —	$ (0.24)	$ 8.68	(9.66%)[b]	$ 222,385	0.48%[a]	0.40%[a]	2.05%[a]
Class L
9/30/22[g]	$ 9.82	$ 0.14	$ (1.10)	$ (0.96)	$ (0.22)	$ —	$ (0.22)	$ 8.64	(9.87%)[b]	$ 76,609	0.69%[a]	0.65%[a]	1.86%[a]
Class C
9/30/22[g]	$ 9.90	$ 0.12	$ (1.11)	$ (0.99)	$ (0.20)	$ —	$ (0.20)	$ 8.71	(10.07%)[b]	$ 1,097	0.94%[a]	0.90%[a]	1.64%[a]

The accompanying notes are an integral part of the financial statements.

MassMutual Inflation-Protected and Income Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including interest expense)[p]	Ratio of expenses to average daily net assets after expense waivers (including interest expense)[j,p]	Ratio of expenses to average daily net assets after expense waivers (excluding interest expense)[j]	Net investment income (loss) to average daily net assets (including interest expense)[p]
Class I
9/30/22	$ 11.46	$ 0.27	$ (1.57)	$ (1.30)	$ (0.20)	$ (0.61)	$ (0.81)	$ 9.35	(12.28%)	$ 169,362	0.47%	N/A	N/A	2.60%
9/30/21	11.40	0.19	0.48	0.67	(0.12)	(0.49)	(0.61)	11.46	6.12%	187,579	0.47%	0.47%[n]	0.47%[n]	1.73%
9/30/20	10.59	0.20	0.83	1.03	(0.22)	—	(0.22)	11.40	9.93%	176,809	0.47%	0.47%[n]	0.47%[n]	1.86%
9/30/19	10.24	0.25	0.42	0.67	(0.32)	—	(0.32)	10.59	6.80%	154,260	0.50%	0.49%	0.46%	2.40%
9/30/18	10.46	0.34	(0.26)	0.08	(0.30)	—	(0.30)	10.24	0.74%	133,153	1.74%	1.71%	0.45%	3.33%
Class R5
9/30/22	$ 11.47	$ 0.25	$ (1.57)	$ (1.32)	$ (0.19)	$ (0.61)	$ (0.80)	$ 9.35	(12.44%)	$ 66,136	0.57%	N/A	N/A	2.40%
9/30/21	11.41	0.18	0.48	0.66	(0.11)	(0.49)	(0.60)	11.47	6.01%	93,318	0.57%	0.57%[n]	0.57%[n]	1.63%
9/30/20	10.59	0.19	0.84	1.03	(0.21)	—	(0.21)	11.41	9.92%	86,369	0.57%	0.57%[n]	0.57%[n]	1.75%
9/30/19	10.24	0.24	0.42	0.66	(0.31)	—	(0.31)	10.59	6.68%	73,365	0.60%	0.59%	0.56%	2.30%
9/30/18	10.46	0.34	(0.27)	0.07	(0.29)	—	(0.29)	10.24	0.63%	60,121	1.84%	1.81%	0.55%	3.29%
Service Class
9/30/22	$ 11.42	$ 0.23	$ (1.55)	$ (1.32)	$ (0.18)	$ (0.61)	$ (0.79)	$ 9.31	(12.51%)	$ 31,069	0.67%	N/A	N/A	2.19%
9/30/21	11.37	0.17	0.47	0.64	(0.10)	(0.49)	(0.59)	11.42	5.84%	55,836	0.67%	0.67%[n]	0.67%[n]	1.53%
9/30/20	10.55	0.18	0.84	1.02	(0.20)	—	(0.20)	11.37	9.82%	54,729	0.67%	0.67%[n]	0.67%[n]	1.66%
9/30/19	10.20	0.22	0.43	0.65	(0.30)	—	(0.30)	10.55	6.60%	50,873	0.71%	0.70%	0.67%	2.17%
9/30/18	10.42	0.32	(0.27)	0.05	(0.27)	—	(0.27)	10.20	0.51%	50,449	1.94%	1.91%	0.65%	3.16%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	77%	100%	110%	42%	62%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.
p

Interest expense incurred as a result of entering into reverse repurchase agreements and Treasury roll transactions is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements and Treasury roll transactions is included in interest income in the Statements of Operations.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including interest expense)[p]	Ratio of expenses to average daily net assets after expense waivers (including interest expense)[j,p]	Ratio of expenses to average daily net assets after expense waivers (excluding interest expense)[j]	Net investment income (loss) to average daily net assets (including interest expense)[p]
Administrative Class
9/30/22	$ 11.55	$ 0.23	$ (1.58)	$ (1.35)	$ (0.16)	$ (0.61)	$ (0.77)	$ 9.43	(12.59%)	$ 7,759	0.77%	N/A	N/A	2.15%
9/30/21	11.49	0.16	0.48	0.64	(0.09)	(0.49)	(0.58)	11.55	5.74%	14,073	0.77%	0.77%[n]	0.77%[n]	1.42%
9/30/20	10.66	0.17	0.85	1.02	(0.19)	—	(0.19)	11.49	9.70%	15,288	0.77%	0.77%[n]	0.77%[n]	1.56%
9/30/19	10.30	0.21	0.44	0.65	(0.29)	—	(0.29)	10.66	6.53%	16,168	0.80%	0.79%	0.76%	2.03%
9/30/18	10.53	0.31	(0.28)	0.03	(0.26)	—	(0.26)	10.30	0.31%	14,744	2.04%	2.01%	0.75%	3.02%
Class R4
9/30/22	$ 11.16	$ 0.22	$ (1.54)	$ (1.32)	$ (0.15)	$ (0.61)	$ (0.76)	$ 9.08	(12.75%)	$ 4,316	0.92%	N/A	N/A	2.10%
9/30/21	11.12	0.14	0.47	0.61	(0.08)	(0.49)	(0.57)	11.16	5.65%	5,234	0.92%	0.92%[n]	0.92%[n]	1.31%
9/30/20	10.33	0.15	0.82	0.97	(0.18)	—	(0.18)	11.12	9.51%	4,358	0.92%	0.92%[n]	0.92%[n]	1.40%
9/30/19	10.00	0.19	0.42	0.61	(0.28)	—	(0.28)	10.33	6.27%	6,949	0.96%	0.95%	0.92%	1.95%
9/30/18	10.22	0.29	(0.26)	0.03	(0.25)	—	(0.25)	10.00	0.31%	6,840	2.19%	2.16%	0.90%	2.87%
Class A
9/30/22	$ 11.23	$ 0.20	$ (1.54)	$ (1.34)	$ (0.11)	$ (0.61)	$ (0.72)	$ 9.17	(12.81%)	$ 8,860	1.02%	N/A	N/A	1.94%
9/30/21	11.19	0.12	0.48	0.60	(0.07)	(0.49)	(0.56)	11.23	5.54%	13,244	1.02%	1.02%[n]	1.02%[n]	1.12%
9/30/20	10.39	0.14	0.82	0.96	(0.16)	—	(0.16)	11.19	9.42%	22,018	1.02%	1.02%[n]	1.02%[n]	1.30%
9/30/19	10.05	0.18	0.42	0.60	(0.26)	—	(0.26)	10.39	6.16%	16,136	1.06%	1.05%	1.02%	1.78%
9/30/18	10.27	0.28	(0.26)	0.02	(0.24)	—	(0.24)	10.05	0.16%	20,582	2.29%	2.26%	1.00%	2.80%
Class R3
9/30/22	$ 11.17	$ 0.19	$ (1.54)	$ (1.35)	$ (0.12)	$ (0.61)	$ (0.73)	$ 9.09	(12.98%)	$ 2,414	1.17%	N/A	N/A	1.89%
9/30/21	11.12	0.11	0.47	0.58	(0.04)	(0.49)	(0.53)	11.17	5.40%	2,940	1.17%	1.17%[n]	1.17%[n]	1.02%
9/30/20	10.33	0.12	0.82	0.94	(0.15)	—	(0.15)	11.12	9.20%	3,256	1.17%	1.17%[n]	1.17%[n]	1.16%
9/30/19	9.99	0.17	0.41	0.58	(0.24)	—	(0.24)	10.33	6.03%	4,297	1.21%	1.20%	1.17%	1.68%
9/30/18	10.22	0.27	(0.27)	0.00[d]	(0.23)	—	(0.23)	9.99	0.03%	4,569	2.44%	2.41%	1.15%	2.69%

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 11.33	$ 0.27	$ (2.07)	$ (1.80)	$ (0.26)	$ (0.17)	(0.43)	$ 9.10	(16.47%)	$ 485,216	0.42%	2.62%
9/30/21	11.64	0.27	0.11	0.38	(0.43)	(0.26)	(0.69)	11.33	3.31%	679,036	0.42%	2.39%
9/30/20	11.33	0.37	0.32	0.69	(0.38)	—	(0.38)	11.64	6.28%	786,360	0.42%	3.27%
9/30/19	10.66	0.37	0.66	1.03	(0.36)	—	(0.36)	11.33	9.98%	847,736	0.43%	3.42%
9/30/18	11.04	0.34	(0.39)	(0.05)	(0.33)	—	(0.33)	10.66	(0.46%)	695,501	0.42%	3.19%
Class R5
9/30/22	$ 11.37	$ 0.25	$ (2.07)	$ (1.82)	$ (0.25)	$ (0.17)	$ (0.42)	$ 9.13	(16.60%)	$ 135,050	0.52%	2.43%
9/30/21	11.68	0.26	0.11	0.37	(0.42)	(0.26)	(0.68)	11.37	3.19%	306,648	0.52%	2.29%
9/30/20	11.37	0.36	0.32	0.68	(0.37)	—	(0.37)	11.68	6.16%	316,359	0.52%	3.17%
9/30/19	10.69	0.36	0.67	1.03	(0.35)	—	(0.35)	11.37	9.92%	317,805	0.53%	3.32%
9/30/18	11.07	0.33	(0.39)	(0.06)	(0.32)	—	(0.32)	10.69	(0.57%)	294,370	0.52%	3.07%
Service Class
9/30/22	$ 11.30	$ 0.25	$ (2.07)	$ (1.82)	$ (0.24)	$ (0.17)	$ (0.41)	$ 9.07	(16.72%)	$ 36,797	0.62%	2.40%
9/30/21	11.60	0.25	0.10	0.35	(0.39)	(0.26)	(0.65)	11.30	3.11%	58,047	0.62%	2.19%
9/30/20	11.29	0.35	0.31	0.66	(0.35)	—	(0.35)	11.60	6.06%	83,876	0.62%	3.08%
9/30/19	10.63	0.35	0.64	0.99	(0.33)	—	(0.33)	11.29	9.67%	86,988	0.63%	3.22%
9/30/18	11.01	0.32	(0.39)	(0.07)	(0.31)	—	(0.31)	10.63	(0.66%)	101,502	0.62%	2.98%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	239%	256%	231%	261%	140%

c	Per share amount calculated on the average shares method.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 11.19	$ 0.24	$ (2.05)	$ (1.81)	$ (0.22)	$ (0.17)	$ (0.39)	$ 8.99	(16.75%)	$ 35,207	0.72%	2.30%
9/30/21	11.51	0.24	0.10	0.34	(0.40)	(0.26)	(0.66)	11.19	2.97%	55,178	0.72%	2.11%
9/30/20	11.21	0.33	0.32	0.65	(0.35)	—	(0.35)	11.51	5.94%	76,597	0.72%	2.97%
9/30/19	10.55	0.33	0.66	0.99	(0.33)	—	(0.33)	11.21	9.65%	67,239	0.73%	3.13%
9/30/18	10.92	0.31	(0.38)	(0.07)	(0.30)	—	(0.30)	10.55	(0.70%)	69,478	0.72%	2.88%
Class R4
9/30/22	$ 11.01	$ 0.20	$ (2.00)	$ (1.80)	$ (0.20)	$ (0.17)	$ (0.37)	$ 8.84	(16.92%)	$ 2,295	0.87%	1.99%
9/30/21	11.33	0.21	0.10	0.31	(0.37)	(0.26)	(0.63)	11.01	2.82%	8,557	0.87%	1.95%
9/30/20	11.04	0.31	0.31	0.62	(0.33)	—	(0.33)	11.33	5.80%	10,444	0.87%	2.80%
9/30/19	10.39	0.31	0.64	0.95	(0.30)	—	(0.30)	11.04	9.47%	14,011	0.88%	2.98%
9/30/18	10.78	0.29	(0.39)	(0.10)	(0.29)	—	(0.29)	10.39	(0.97%)	10,624	0.87%	2.72%
Class A
9/30/22	$ 11.09	$ 0.20	$ (2.01)	$ (1.81)	$ (0.20)	$ (0.17)	$ (0.37)	$ 8.91	(16.91%)	$ 23,746	0.97%	1.97%
9/30/21	11.40	0.21	0.09	0.30	(0.35)	(0.26)	(0.61)	11.09	2.70%	57,351	0.97%	1.83%
9/30/20	11.10	0.30	0.32	0.62	(0.32)	—	(0.32)	11.40	5.70%	58,572	0.97%	2.72%
9/30/19	10.45	0.30	0.65	0.95	(0.30)	—	(0.30)	11.10	9.32%	97,070	0.98%	2.87%
9/30/18	10.82	0.28	(0.38)	(0.10)	(0.27)	—	(0.27)	10.45	(1.00%)	106,562	0.97%	2.63%
Class R3
9/30/22	$ 11.34	$ 0.20	$ (2.09)	$ (1.89)	$ (0.10)	$ (0.17)	$ (0.27)	$ 9.18	(17.05%)	$ 177	1.12%	1.88%
9/30/21	11.63	0.19	0.10	0.29	(0.32)	(0.26)	(0.58)	11.34	2.54%	352	1.12%	1.70%
9/30/20	11.34	0.29	0.32	0.61	(0.32)	—	(0.32)	11.63	5.54%	867	1.12%	2.57%
9/30/19	10.67	0.29	0.67	0.96	(0.29)	—	(0.29)	11.34	9.24%	1,225	1.13%	2.72%
9/30/18	11.02	0.27	(0.39)	(0.12)	(0.23)	—	(0.23)	10.67	(1.13%)	803	1.12%	2.49%

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 11.33	$ 0.31	$ (2.27)	$ (1.96)	$ (0.30)	$ (0.14)	$ (0.44)	$ 8.93	(18.00%)	$ 75,455	0.54%	N/A	3.07%
9/30/21	11.51	0.32	0.33	0.65	(0.46)	(0.37)	(0.83)	11.33	5.89%	111,411	0.52%	N/A	2.85%
9/30/20	11.28	0.39	0.20	0.59	(0.36)	(0.00)[d]	(0.36)	11.51	5.43%	97,183	0.51%	N/A	3.54%
9/30/19	10.59	0.38	0.64	1.02	(0.33)	—	(0.33)	11.28	9.98%	60,965	0.55%	0.55%[n]	3.54%
9/30/18	10.97	0.35	(0.41)	(0.06)	(0.32)	—	(0.32)	10.59	(0.55%)	21,746	0.50%	0.50%[n]	3.33%
Class R5
9/30/22	$ 10.35	$ 0.28	$ (2.07)	$ (1.79)	$ (0.29)	$ (0.14)	$ (0.43)	$ 8.13	(18.05%)	$ 57,774	0.64%	N/A	2.99%
9/30/21	10.58	0.28	0.31	0.59	(0.45)	(0.37)	(0.82)	10.35	5.79%	80,079	0.62%	N/A	2.75%
9/30/20	10.40	0.35	0.18	0.53	(0.35)	(0.00)[d]	(0.35)	10.58	5.30%	78,289	0.61%	N/A	3.46%
9/30/19	9.78	0.34	0.60	0.94	(0.32)	—	(0.32)	10.40	9.99%	109,659	0.65%	0.65%[n]	3.46%
9/30/18	10.16	0.32	(0.39)	(0.07)	(0.31)	—	(0.31)	9.78	(0.69%)	98,402	0.60%	0.60%[n]	3.24%
Service Class
9/30/22	$ 10.51	$ 0.27	$ (2.10)	$ (1.83)	$ (0.27)	$ (0.14)	$ (0.41)	$ 8.27	(18.11%)	$ 4,963	0.74%	N/A	2.81%
9/30/21	10.73	0.28	0.31	0.59	(0.44)	(0.37)	(0.81)	10.51	5.71%	11,853	0.72%	N/A	2.66%
9/30/20	10.54	0.35	0.18	0.53	(0.34)	(0.00)[d]	(0.34)	10.73	5.20%	12,067	0.71%	N/A	3.36%
9/30/19	9.91	0.33	0.61	0.94	(0.31)	—	(0.31)	10.54	9.80%	12,976	0.75%	0.75%[n]	3.35%
9/30/18	10.28	0.31	(0.38)	(0.07)	(0.30)	—	(0.30)	9.91	(0.69%)	18,946	0.70%	0.70%[n]	3.14%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	198%	192%	186%	236%	142%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 10.49	$ 0.26	$ (2.10)	$ (1.84)	$ (0.26)	$ (0.14)	$ (0.40)	$ 8.25	(18.21%)	$ 8,149	0.84%	N/A	2.76%
9/30/21	10.71	0.27	0.30	0.57	(0.42)	(0.37)	(0.79)	10.49	5.52%	12,621	0.82%	N/A	2.57%
9/30/20	10.52	0.34	0.18	0.52	(0.33)	(0.00)[d]	(0.33)	10.71	5.10%	17,108	0.81%	N/A	3.25%
9/30/19	9.88	0.32	0.62	0.94	(0.30)	—	(0.30)	10.52	9.79%	21,870	0.85%	0.85%[n]	3.25%
9/30/18	10.25	0.30	(0.38)	(0.08)	(0.29)	—	(0.29)	9.88	(0.83%)	27,039	0.80%	0.80%[n]	3.03%
Class R4
9/30/22	$ 10.33	$ 0.25	$ (2.08)	$ (1.83)	$ (0.24)	$ (0.14)	$ (0.38)	$ 8.12	(18.37%)	$ 3,754	0.99%	N/A	2.63%
9/30/21	10.57	0.25	0.29	0.54	(0.41)	(0.37)	(0.78)	10.33	5.35%	5,253	0.97%	N/A	2.42%
9/30/20	10.38	0.32	0.19	0.51	(0.32)	(0.00)[d]	(0.32)	10.57	5.05%	6,233	0.96%	N/A	3.10%
9/30/19	9.78	0.31	0.59	0.90	(0.30)	—	(0.30)	10.38	9.49%	6,925	1.00%	1.00%[n]	3.12%
9/30/18	10.16	0.28	(0.38)	(0.10)	(0.28)	—	(0.28)	9.78	(1.01%)	4,730	0.95%	0.95%[n]	2.87%
Class A
9/30/22	$ 10.49	$ 0.24	$ (2.10)	$ (1.86)	$ (0.23)	$ (0.14)	$ (0.37)	$ 8.26	(18.40%)	$ 5,106	1.09%	N/A	2.46%
9/30/21	10.69	0.24	0.30	0.54	(0.37)	(0.37)	(0.74)	10.49	5.23%	9,381	1.07%	N/A	2.33%
9/30/20	10.48	0.31	0.20	0.51	(0.30)	(0.00)[d]	(0.30)	10.69	4.96%	14,756	1.06%	N/A	2.99%
9/30/19	9.85	0.30	0.60	0.90	(0.27)	—	(0.27)	10.48	9.45%	28,973	1.10%	1.10%[n]	3.01%
9/30/18	10.23	0.28	(0.40)	(0.12)	(0.26)	—	(0.26)	9.85	(1.17%)	32,456	1.05%	1.05%[n]	2.78%
Class R3
9/30/22	$ 10.30	$ 0.22	$ (2.08)	$ (1.86)	$ (0.10)	$ (0.14)	$ (0.24)	$ 8.20	(18.45%)	$ 1,347	1.24%	N/A	2.35%
9/30/21	10.53	0.22	0.30	0.52	(0.38)	(0.37)	(0.75)	10.30	5.14%	3,255	1.22%	N/A	2.16%
9/30/20	10.34	0.29	0.17	0.46	(0.27)	(0.00)[d]	(0.27)	10.53	4.61%	3,881	1.21%	N/A	2.85%
9/30/19	9.72	0.28	0.60	0.88	(0.26)	—	(0.26)	10.34	9.35%	3,553	1.25%	1.25%[n]	2.85%
9/30/18	10.10	0.26	(0.38)	(0.12)	(0.26)	—	(0.26)	9.72	(1.24%)	4,530	1.20%	1.20%[n]	2.64%

The accompanying notes are an integral part of the financial statements.

MassMutual High Yield Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 9.34	$ 0.47	$ (1.64)	$ (1.17)	$ (0.89)	$ —	$ (0.89)	$ 7.28	(13.59%)	$ 228,970	0.55%	N/A	5.61%
9/30/21	8.63	0.49	0.70	1.19	(0.48)	—	(0.48)	9.34	14.20%	351,942	0.54%	N/A	5.50%
9/30/20	9.21	0.50	(0.52)	(0.02)	(0.56)	—	(0.56)	8.63	(0.28%)	375,807	0.53%	N/A	5.79%
9/30/19	9.27	0.56	(0.10)	0.46	(0.52)	—	(0.52)	9.21	5.45%	326,836	0.54%	0.54%[n]	6.31%
9/30/18	9.62	0.58	(0.33)	0.25	(0.60)	—	(0.60)	9.27	2.78%	382,927	0.54%	0.54%[n]	6.32%
Class R5
9/30/22	$ 9.40	$ 0.47	$ (1.66)	$ (1.19)	$ (0.88)	$ —	$ (0.88)	$ 7.33	(13.74%)	$ 34,164	0.65%	N/A	5.52%
9/30/21	8.68	0.49	0.70	1.19	(0.47)	—	(0.47)	9.40	14.13%	46,518	0.64%	N/A	5.39%
9/30/20	9.25	0.49	(0.51)	(0.02)	(0.55)	—	(0.55)	8.68	(0.28%)	49,116	0.63%	N/A	5.69%
9/30/19	9.31	0.56	(0.11)	0.45	(0.51)	—	(0.51)	9.25	5.29%	41,369	0.64%	0.64%[n]	6.23%
9/30/18	9.66	0.57	(0.33)	0.24	(0.59)	—	(0.59)	9.31	2.65%	43,613	0.64%	0.64%[n]	6.20%
Service Class
9/30/22	$ 9.39	$ 0.46	$ (1.66)	$ (1.20)	$ (0.86)	$ —	$ (0.86)	$ 7.33	(13.81%)	$ 22,158	0.75%	N/A	5.44%
9/30/21	8.67	0.48	0.70	1.18	(0.46)	—	(0.46)	9.39	14.00%	29,097	0.74%	N/A	5.31%
9/30/20	9.25	0.48	(0.52)	(0.04)	(0.54)	—	(0.54)	8.67	(0.48%)	33,897	0.73%	N/A	5.58%
9/30/19	9.31	0.55	(0.11)	0.44	(0.50)	—	(0.50)	9.25	5.20%	49,174	0.74%	0.74%[n]	6.13%
9/30/18	9.66	0.56	(0.33)	0.23	(0.58)	—	(0.58)	9.31	2.55%	45,296	0.74%	0.74%[n]	6.11%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	53%	68%	79%	54%	38%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period December 13, 2021 (commencement of operations) through September 30, 2022.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 9.22	$ 0.44	$ (1.62)	$ (1.18)	$ (0.84)	$ —	$ (0.84)	$ 7.20	(13.85%)	$ 12,693	0.85%	N/A	5.28%
9/30/21	8.53	0.46	0.68	1.14	(0.45)	—	(0.45)	9.22	13.79%	23,211	0.84%	N/A	5.20%
9/30/20	9.10	0.47	(0.51)	(0.04)	(0.53)	—	(0.53)	8.53	(0.55%)	23,549	0.83%	N/A	5.49%
9/30/19	9.16	0.53	(0.10)	0.43	(0.49)	—	(0.49)	9.10	5.13%	25,980	0.84%	0.84%[n]	6.03%
9/30/18	9.51	0.55	(0.33)	0.22	(0.57)	—	(0.57)	9.16	2.49%	31,250	0.84%	0.84%[n]	6.01%
Class R4
9/30/22	$ 9.06	$ 0.42	$ (1.60)	$ (1.18)	$ (0.81)	$ —	$ (0.81)	$ 7.07	(14.05%)	$ 30,615	1.00%	N/A	5.19%
9/30/21	8.38	0.44	0.68	1.12	(0.44)	—	(0.44)	9.06	13.73%	39,125	0.99%	N/A	5.05%
9/30/20	8.97	0.45	(0.51)	(0.06)	(0.53)	—	(0.53)	8.38	(0.75%)	40,160	0.98%	N/A	5.34%
9/30/19	9.04	0.51	(0.10)	0.41	(0.48)	—	(0.48)	8.97	4.97%	47,055	0.99%	0.99%[n]	5.88%
9/30/18	9.40	0.53	(0.33)	0.20	(0.56)	—	(0.56)	9.04	2.30%	35,011	0.99%	0.99%[n]	5.87%
Class A
9/30/22	$ 9.19	$ 0.42	$ (1.63)	$ (1.21)	$ (0.78)	$ —	$ (0.78)	$ 7.20	(14.10%)	$ 8,335	1.10%	N/A	5.06%
9/30/21	8.49	0.44	0.69	1.13	(0.43)	—	(0.43)	9.19	13.65%	13,444	1.09%	N/A	4.97%
9/30/20	9.07	0.44	(0.50)	(0.06)	(0.52)	—	(0.52)	8.49	(0.81%)	24,556	1.08%	N/A	5.24%
9/30/19	9.13	0.51	(0.10)	0.41	(0.47)	—	(0.47)	9.07	4.89%	31,392	1.09%	1.09%[n]	5.77%
9/30/18	9.49	0.52	(0.33)	0.19	(0.55)	—	(0.55)	9.13	2.10%	27,393	1.09%	1.09%[n]	5.76%
Class R3
9/30/22	$ 9.31	$ 0.41	$ (1.65)	$ (1.24)	$ (0.78)	$ —	$ (0.78)	$ 7.29	(14.27%)	$ 24,740	1.25%	N/A	4.93%
9/30/21	8.60	0.43	0.69	1.12	(0.41)	—	(0.41)	9.31	13.41%	33,334	1.24%	N/A	4.79%
9/30/20	9.17	0.44	(0.52)	(0.08)	(0.49)	—	(0.49)	8.60	(0.96%)	35,047	1.23%	N/A	5.09%
9/30/19	9.23	0.50	(0.10)	0.40	(0.46)	—	(0.46)	9.17	4.71%	42,509	1.24%	1.24%[n]	5.63%
9/30/18	9.60	0.51	(0.33)	0.18	(0.55)	—	(0.55)	9.23	2.04%	44,944	1.24%	1.24%[n]	5.62%
Class Y
9/30/22[g]	$ 8.86	$ 0.38	$ (1.56)	$ (1.18)	$ (0.38)	$ —	$ (0.38)	$ 7.30	(13.66%)[b]	$ 23,397	0.60%[a]	N/A	5.81%[a]
Class C
9/30/22[g]	$ 8.89	$ 0.32	$ (1.56)	$ (1.24)	$ (0.32)	$ —	$ (0.32)	$ 7.33	(14.28%)[b]	$ 81	1.55%[a]	N/A	4.78%[a]

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 14.34	$ 0.16	$ (1.45)	$ (1.29)	$ (0.22)	$ (3.26)	$ (3.48)	$ 9.57	(13.65%)	$ 44,532	0.70%	N/A	1.37%
9/30/21	12.40	0.16	2.21	2.37	(0.21)	(0.22)	(0.43)	14.34	19.60%	54,692	0.69%	N/A	1.21%
9/30/20	12.07	0.21	0.90	1.11	(0.27)	(0.51)	(0.78)	12.40	9.49%	42,455	0.71%	N/A	1.75%
9/30/19	12.86	0.24	(0.09)aa	0.15	(0.22)	(0.72)	(0.94)	12.07	1.91%	31,567	0.76%	0.74%	2.06%
9/30/18	12.53	0.22	1.02	1.24	(0.24)	(0.67)	(0.91)	12.86	10.21%	11,637	0.70%	0.60%	1.79%
Class R5
9/30/22	$ 14.34	$ 0.15	$ (1.46)	$ (1.31)	$ (0.20)	$ (3.26)	$ (3.46)	$ 9.57	(13.74%)	$ 28,960	0.80%	N/A	1.26%
9/30/21	12.39	0.15	2.22	2.37	(0.20)	(0.22)	(0.42)	14.34	19.58%	39,742	0.79%	N/A	1.10%
9/30/20	12.07	0.20	0.89	1.09	(0.26)	(0.51)	(0.77)	12.39	9.29%	42,199	0.81%	N/A	1.66%
9/30/19	12.85	0.23	(0.09)aa	0.14	(0.20)	(0.72)	(0.92)	12.07	1.88%	45,321	0.86%	0.83%	1.94%
9/30/18	12.53	0.21	1.01	1.22	(0.23)	(0.67)	(0.90)	12.85	10.01%	45,211	0.80%	0.70%	1.67%
Service Class
9/30/22	$ 15.20	$ 0.14	$ (1.58)	$ (1.44)	$ (0.19)	$ (3.26)	$ (3.45)	$ 10.31	(13.87%)	$ 7,659	0.90%	N/A	1.16%
9/30/21	13.12	0.14	2.35	2.49	(0.19)	(0.22)	(0.41)	15.20	19.40%	10,330	0.89%	N/A	1.00%
9/30/20	12.73	0.19	0.95	1.14	(0.24)	(0.51)	(0.75)	13.12	9.22%	8,637	0.91%	N/A	1.56%
9/30/19	13.50	0.23	(0.09)aa	0.14	(0.19)	(0.72)	(0.91)	12.73	1.73%	6,045	0.96%	0.92%	1.84%
9/30/18	13.11	0.21	1.06	1.27	(0.21)	(0.67)	(0.88)	13.50	9.94%	7,243	0.90%	0.80%	1.58%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	215%	343%	113%	161%	77%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 14.39	$ 0.12	$ (1.46)	$ (1.34)	$ (0.18)	$ (3.26)	$ (3.44)	$ 9.61	(13.95%)	$ 6,318	1.00%	N/A	1.07%
9/30/21	12.44	0.12	2.23	2.35	(0.18)	(0.22)	(0.40)	14.39	19.30%	7,411	0.99%	N/A	0.90%
9/30/20	12.11	0.17	0.90	1.07	(0.23)	(0.51)	(0.74)	12.44	9.13%	5,849	1.01%	N/A	1.44%
9/30/19	12.89	0.20	(0.09)aa	0.11	(0.17)	(0.72)	(0.89)	12.11	1.62%	6,981	1.06%	1.02%	1.73%
9/30/18	12.55	0.18	1.02	1.20	(0.19)	(0.67)	(0.86)	12.89	9.88%	8,129	1.00%	0.90%	1.47%
Class R4
9/30/22	$ 13.77	$ 0.10	$ (1.37)	$ (1.27)	$ (0.15)	$ (3.26)	$ (3.41)	$ 9.09	(14.06%)	$ 4,554	1.15%	N/A	0.92%
9/30/21	11.92	0.10	2.13	2.23	(0.16)	(0.22)	(0.38)	13.77	19.12%	5,984	1.14%	N/A	0.76%
9/30/20	11.64	0.15	0.86	1.01	(0.22)	(0.51)	(0.73)	11.92	8.94%	2,994	1.16%	N/A	1.31%
9/30/19	12.42	0.18	(0.08)aa	0.10	(0.16)	(0.72)	(0.88)	11.64	1.52%	2,853	1.21%	1.17%	1.59%
9/30/18	12.15	0.16	0.97	1.13	(0.19)	(0.67)	(0.86)	12.42	9.58%	3,499	1.15%	1.05%	1.34%
Class A
9/30/22	$ 13.91	$ 0.09	$ (1.41)	$ (1.32)	$ (0.12)	$ (3.26)	$ (3.38)	$ 9.21	(14.22%)	$ 13,123	1.25%	N/A	0.80%
9/30/21	12.03	0.09	2.16	2.25	(0.15)	(0.22)	(0.37)	13.91	19.07%	20,919	1.24%	N/A	0.67%
9/30/20	11.74	0.14	0.86	1.00	(0.20)	(0.51)	(0.71)	12.03	8.80%	26,626	1.26%	N/A	1.21%
9/30/19	12.51	0.17	(0.08)aa	0.09	(0.14)	(0.72)	(0.86)	11.74	1.44%	26,981	1.31%	1.27%	1.49%
9/30/18	12.22	0.15	0.98	1.13	(0.17)	(0.67)	(0.84)	12.51	9.48%	30,517	1.25%	1.15%	1.22%
Class R3
9/30/22	$ 13.69	$ 0.07	$ (1.36)	$ (1.29)	$ (0.13)	$ (3.26)	$ (3.39)	$ 9.01	(14.27%)	$ 9,643	1.40%	N/A	0.66%
9/30/21	11.85	0.07	2.11	2.18	(0.12)	(0.22)	(0.34)	13.69	18.81%	12,390	1.39%	N/A	0.50%
9/30/20	11.57	0.12	0.85	0.97	(0.18)	(0.51)	(0.69)	11.85	8.66%	7,503	1.41%	N/A	1.06%
9/30/19	12.36	0.15	(0.08)aa	0.07	(0.14)	(0.72)	(0.86)	11.57	1.27%	7,236	1.46%	1.42%	1.35%
9/30/18	12.09	0.13	0.97	1.10	(0.16)	(0.67)	(0.83)	12.36	9.32%	8,002	1.40%	1.30%	1.08%

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Value Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 16.30	$ 0.20	$ (1.43)	$ (1.23)	$ (0.22)	$ (2.56)	$ (2.78)	$ 12.29	(10.19%)	$ 24,938	0.76%	1.40%
9/30/21	12.08	0.22	4.28	4.50	(0.28)	—	(0.28)	16.30	37.75%	31,848	0.74%	1.46%
9/30/20	13.98	0.28	(1.16)	(0.88)	(0.31)	(0.71)	(1.02)	12.08	(7.26%)	20,650	0.72%	2.20%
9/30/19	17.06	0.28	(0.76)	(0.48)	(0.40)	(2.20)	(2.60)	13.98	(1.20%)	16,781	0.64%	2.03%
9/30/18	17.67	0.29	1.28	1.57	(0.36)	(1.82)	(2.18)	17.06	9.34%	19,546	0.57%	1.74%
Class R5
9/30/22	$ 16.34	$ 0.19	$ (1.44)	$ (1.25)	$ (0.20)	$ (2.56)	$ (2.76)	$ 12.33	(10.28%)	$ 19,907	0.85%	1.27%
9/30/21	12.11	0.21	4.28	4.49	(0.26)	—	(0.26)	16.34	37.57%	35,564	0.84%	1.39%
9/30/20	14.01	0.27	(1.17)	(0.90)	(0.29)	(0.71)	(1.00)	12.11	(7.34%)	32,418	0.82%	2.10%
9/30/19	17.09	0.27	(0.76)	(0.49)	(0.39)	(2.20)	(2.59)	14.01	(1.32%)	53,709	0.74%	1.92%
9/30/18	17.69	0.28	1.28	1.56	(0.34)	(1.82)	(2.16)	17.09	9.27%	59,987	0.67%	1.65%
Service Class
9/30/22	$ 16.19	$ 0.17	$ (1.43)	$ (1.26)	$ (0.18)	$ (2.56)	$ (2.74)	$ 12.19	(10.38%)	$ 11,925	0.96%	1.20%
9/30/21	12.00	0.19	4.25	4.44	(0.25)	—	(0.25)	16.19	37.48%	16,120	0.94%	1.27%
9/30/20	13.88	0.25	(1.16)	(0.91)	(0.26)	(0.71)	(0.97)	12.00	(7.46%)	11,618	0.92%	1.98%
9/30/19	16.95	0.25	(0.76)	(0.51)	(0.36)	(2.20)	(2.56)	13.88	(1.43%)	20,401	0.84%	1.82%
9/30/18	17.57	0.26	1.26	1.52	(0.32)	(1.82)	(2.14)	16.95	9.10%	50,102	0.77%	1.55%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	40%	189%	57%	53%	80%

c	Per share amount calculated on the average shares method.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 16.57	$ 0.16	$ (1.47)	$ (1.31)	$ (0.15)	$ (2.56)	$ (2.71)	$ 12.55	(10.45%)	$ 1,154	1.06%	1.10%
9/30/21	12.28	0.18	4.35	4.53	(0.24)	—	(0.24)	16.57	37.32%	1,652	1.04%	1.23%
9/30/20	14.20	0.24	(1.20)	(0.96)	(0.25)	(0.71)	(0.96)	12.28	(7.62%)	4,214	1.02%	1.88%
9/30/19	17.27	0.25	(0.76)	(0.51)	(0.36)	(2.20)	(2.56)	14.20	(1.46%)	5,731	0.94%	1.72%
9/30/18	17.86	0.25	1.29	1.54	(0.31)	(1.82)	(2.13)	17.27	9.02%	9,147	0.87%	1.46%
Class R4
9/30/22	$ 15.85	$ 0.13	$ (1.39)	$ (1.26)	$ (0.14)	$ (2.56)	$ (2.70)	$ 11.89	(10.62%)	$ 1,293	1.20%	0.87%
9/30/21	11.76	0.15	4.16	4.31	(0.22)	—	(0.22)	15.85	37.08%	2,731	1.19%	1.06%
9/30/20	13.63	0.21	(1.13)	(0.92)	(0.24)	(0.71)	(0.95)	11.76	(7.70%)	2,707	1.17%	1.73%
9/30/19	16.67	0.22	(0.75)	(0.53)	(0.31)	(2.20)	(2.51)	13.63	(1.65%)	4,039	1.09%	1.58%
9/30/18	17.32	0.22	1.24	1.46	(0.29)	(1.82)	(2.11)	16.67	8.84%	6,428	1.02%	1.30%
Class A
9/30/22	$ 15.98	$ 0.12	$ (1.41)	$ (1.29)	$ (0.12)	$ (2.56)	$ (2.68)	$ 12.01	(10.68%)	$ 4,245	1.30%	0.83%
9/30/21	11.85	0.14	4.20	4.34	(0.21)	—	(0.21)	15.98	37.00%	6,784	1.29%	0.93%
9/30/20	13.73	0.21	(1.15)	(0.94)	(0.23)	(0.71)	(0.94)	11.85	(7.77%)	5,569	1.27%	1.66%
9/30/19	16.78	0.20	(0.74)	(0.54)	(0.31)	(2.20)	(2.51)	13.73	(1.75%)	6,012	1.19%	1.48%
9/30/18	17.39	0.20	1.25	1.45	(0.24)	(1.82)	(2.06)	16.78	8.74%	8,886	1.12%	1.20%
Class R3
9/30/22	$ 16.12	$ 0.10	$ (1.43)	$ (1.33)	$ (0.10)	$ (2.56)	$ (2.66)	$ 12.13	(10.86%)	$ 3,732	1.46%	0.72%
9/30/21	11.95	0.12	4.24	4.36	(0.19)	—	(0.19)	16.12	36.87%	4,873	1.44%	0.79%
9/30/20	13.85	0.19	(1.17)	(0.98)	(0.21)	(0.71)	(0.92)	11.95	(7.98%)	3,988	1.42%	1.50%
9/30/19	16.90	0.18	(0.74)	(0.56)	(0.29)	(2.20)	(2.49)	13.85	(1.85%)	4,346	1.34%	1.33%
9/30/18	17.56	0.18	1.25	1.43	(0.27)	(1.82)	(2.09)	16.90	8.53%	4,196	1.27%	1.05%

The accompanying notes are an integral part of the financial statements.

MassMutual Main Street Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 14.00	$ 0.09	$ (1.98)	$ (1.89)	$ (0.11)	$ (2.88)	$ (2.99)	$ 9.12	(18.90%)	$ 3,154	0.78%	0.75%
9/30/21	11.28	0.11	3.00	3.11	(0.12)	(0.27)	(0.39)	14.00	28.21%	27,948	0.75%	0.84%
9/30/20	11.07	0.11	1.19	1.30	(0.13)	(0.96)	(1.09)	11.28	12.22%	30,273	0.74%	1.03%
9/30/19	12.04	0.14	0.30	0.44	(0.13)	(1.28)	(1.41)	11.07	5.60%	24,639	0.73%	1.29%
9/30/18	11.94	0.14	0.89	1.03	(0.14)	(0.79)	(0.93)	12.04	9.11%	24,123	0.71%	1.17%
Class R5
9/30/22	$ 13.99	$ 0.08	$ (1.97)	$ (1.89)	$ (0.10)	$ (2.88)	$ (2.98)	$ 9.12	(18.90%)	$ 31,307	0.88%	0.66%
9/30/21	11.27	0.10	2.99	3.09	(0.10)	(0.27)	(0.37)	13.99	28.11%	47,342	0.85%	0.74%
9/30/20	11.06	0.10	1.18	1.28	(0.11)	(0.96)	(1.07)	11.27	12.10%	45,358	0.84%	0.93%
9/30/19	12.03	0.13	0.29	0.42	(0.11)	(1.28)	(1.39)	11.06	5.47%	48,226	0.83%	1.19%
9/30/18	11.93	0.12	0.90	1.02	(0.13)	(0.79)	(0.92)	12.03	9.00%	67,695	0.81%	1.04%
Service Class
9/30/22	$ 14.62	$ 0.07	$ (2.09)	$ (2.02)	$ (0.09)	$ (2.88)	$ (2.97)	$ 9.63	(19.00%)	$ 107	0.98%	0.57%
9/30/21	11.75	0.08	3.14	3.22	(0.08)	(0.27)	(0.35)	14.62	28.00%	160	0.95%	0.62%
9/30/20	11.50	0.09	1.22	1.31	(0.10)	(0.96)	(1.06)	11.75	11.88%	182	0.94%	0.82%
9/30/19	12.44	0.12	0.32	0.44	(0.10)	(1.28)	(1.38)	11.50	5.38%	652	0.93%	1.08%
9/30/18	12.30	0.11	0.93	1.04	(0.11)	(0.79)	(0.90)	12.44	8.94%	738	0.91%	0.95%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	48%	46%	38%	55%	64%

c	Per share amount calculated on the average shares method.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 13.97	$ 0.05	$ (1.97)	$ (1.92)	$ (0.07)	$ (2.88)	$ (2.95)	$ 9.10	(19.11%)	$ 17,867	1.08%	0.45%
9/30/21	11.25	0.07	3.00	3.07	(0.08)	(0.27)	(0.35)	13.97	27.91%	24,389	1.05%	0.53%
9/30/20	11.05	0.08	1.17	1.25	(0.09)	(0.96)	(1.05)	11.25	11.79%	21,264	1.04%	0.73%
9/30/19	12.01	0.10	0.31	0.41	(0.09)	(1.28)	(1.37)	11.05	5.30%	24,458	1.03%	0.98%
9/30/18	11.91	0.10	0.89	0.99	(0.10)	(0.79)	(0.89)	12.01	8.79%	28,295	1.01%	0.84%
Class R4
9/30/22	$ 13.56	$ 0.03	$ (1.88)	$ (1.85)	$ (0.05)	$ (2.88)	$ (2.93)	$ 8.78	(19.16%)	$ 5,889	1.23%	0.31%
9/30/21	10.94	0.05	2.91	2.96	(0.07)	(0.27)	(0.34)	13.56	27.64%	8,266	1.20%	0.38%
9/30/20	10.77	0.06	1.15	1.21	(0.08)	(0.96)	(1.04)	10.94	11.68%	6,418	1.19%	0.58%
9/30/19	11.75	0.09	0.29	0.38	(0.08)	(1.28)	(1.36)	10.77	5.08%	6,379	1.18%	0.83%
9/30/18	11.67	0.08	0.87	0.95	(0.08)	(0.79)	(0.87)	11.75	8.63%	6,394	1.16%	0.70%
Class A
9/30/22	$ 13.70	$ 0.02	$ (1.91)	$ (1.89)	$ (0.03)	$ (2.88)	$ (2.91)	$ 8.90	(19.22%)	$ 7,887	1.33%	0.21%
9/30/21	11.04	0.04	2.94	2.98	(0.05)	(0.27)	(0.32)	13.70	27.56%	10,628	1.30%	0.31%
9/30/20	10.86	0.05	1.15	1.20	(0.06)	(0.96)	(1.02)	11.04	11.53%	12,086	1.29%	0.48%
9/30/19	11.83	0.08	0.29	0.37	(0.06)	(1.28)	(1.34)	10.86	5.01%	12,843	1.28%	0.74%
9/30/18	11.75	0.07	0.88	0.95	(0.08)	(0.79)	(0.87)	11.83	8.49%	14,495	1.26%	0.60%
Class R3
9/30/22	$ 13.73	$ 0.01	$ (1.93)	$ (1.92)	$ —	$ (2.88)	$ (2.88)	$ 8.93	(19.37%)	$ 752	1.48%	0.06%
9/30/21	11.07	0.02	2.95	2.97	(0.04)	(0.27)	(0.31)	13.73	27.36%	1,277	1.45%	0.14%
9/30/20	10.88	0.03	1.16	1.19	(0.04)	(0.96)	(1.00)	11.07	11.41%	1,219	1.44%	0.33%
9/30/19	11.85	0.06	0.30	0.36	(0.05)	(1.28)	(1.33)	10.88	4.87%	1,239	1.43%	0.61%
9/30/18	11.76	0.05	0.88	0.93	(0.05)	(0.79)	(0.84)	11.85	8.34%	1,813	1.41%	0.45%

The accompanying notes are an integral part of the financial statements.

MassMutual Disciplined Growth Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 15.56	$ 0.02bb	$ (1.93)	$ (1.91)	$ —	$ (6.16)	$ (6.16)	$ 7.49	(24.92%)	$ 18,483	0.58%	0.18%
9/30/21	12.85	0.04	3.27	3.31	(0.06)	(0.54)	(0.60)	15.56	26.75%	31,388	0.57%	0.26%
9/30/20	11.00	0.09	3.18	3.27	(0.11)	(1.31)	(1.42)	12.85	32.63%	35,702	0.56%	0.77%
9/30/19	14.37	0.10	(0.47)	(0.37)	(0.15)	(2.85)	(3.00)	11.00	0.99%	28,367	0.55%	0.89%
9/30/18	13.13	0.10	2.81	2.91	(0.12)	(1.55)	(1.67)	14.37	23.95%	30,279	0.52%	0.78%
Class R5
9/30/22	$ 15.57	$ 0.01bb	$ (1.93)	$ (1.92)	$ —	$ (6.16)	$ (6.16)	$ 7.49	(24.92%)	$ 73,291	0.68%	0.09%
9/30/21	12.85	0.02	3.29	3.31	(0.05)	(0.54)	(0.59)	15.57	26.72%	108,948	0.67%	0.15%
9/30/20	11.00	0.07	3.19	3.26	(0.10)	(1.31)	(1.41)	12.85	32.48%	101,466	0.66%	0.67%
9/30/19	14.37	0.09	(0.48)	(0.39)	(0.13)	(2.85)	(2.98)	11.00	0.85%	100,651	0.65%	0.79%
9/30/18	13.14	0.09	2.80	2.89	(0.11)	(1.55)	(1.66)	14.37	23.72%	112,178	0.62%	0.69%
Service Class
9/30/22	$ 15.65	$ (0.00)[d]	$ (1.95)	$ (1.95)	$ —	$ (6.16)	$ (6.16)	$ 7.54	(25.04%)	$ 14,309	0.78%	(0.02%)
9/30/21	12.92	0.01	3.30	3.31	(0.04)	(0.54)	(0.58)	15.65	26.53%	25,505	0.77%	0.05%
9/30/20	11.04	0.06	3.20	3.26	(0.07)	(1.31)	(1.38)	12.92	32.33%	25,668	0.76%	0.57%
9/30/19	14.40	0.08	(0.47)	(0.39)	(0.12)	(2.85)	(2.97)	11.04	0.79%	31,895	0.75%	0.71%
9/30/18	13.17	0.08	2.80	2.88	(0.10)	(1.55)	(1.65)	14.40	23.54%	74,294	0.72%	0.59%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	60%	110%	50%	49%	73%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
bb

The amount shown for a share outstanding does not correspond with the aggregate net investment income (loss) as shown on the Statement of Operations for the period due to the timing of class-specific expenses. See Note 3 for each fund’s expense structure.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 15.89	$ (0.01)	$ (2.01)	$ (2.02)	$ —	$ (6.16)	$ (6.16)	$ 7.71	(25.13%)	$ 24,021	0.88%	(0.11%)
9/30/21	13.10	(0.01)	3.36	3.35	(0.02)	(0.54)	(0.56)	15.89	26.46%	36,207	0.87%	(0.05%)
9/30/20	11.19	0.05	3.25	3.30	(0.08)	(1.31)	(1.39)	13.10	32.19%	36,957	0.86%	0.47%
9/30/19	14.55	0.07	(0.47)	(0.40)	(0.11)	(2.85)	(2.96)	11.19	0.66%	37,316	0.85%	0.60%
9/30/18	13.28	0.07	2.83	2.90	(0.08)	(1.55)	(1.63)	14.55	23.51%	42,622	0.82%	0.49%
Class R4
9/30/22	$ 15.06	$ (0.03)	$ (1.79)	$ (1.82)	$ —	$ (6.16)	$ (6.16)	$ 7.08	(25.23%)	$ 6,348	1.03%	(0.28%)
9/30/21	12.45	(0.03)	3.18	3.15	—	(0.54)	(0.54)	15.06	26.20%	12,613	1.02%	(0.22%)
9/30/20	10.70	0.03	3.09	3.12	(0.06)	(1.31)	(1.37)	12.45	31.97%	28,832	1.01%	0.31%
9/30/19	14.05	0.05	(0.46)	(0.41)	(0.09)	(2.85)	(2.94)	10.70	0.59%	24,049	1.00%	0.45%
9/30/18	12.89	0.04	2.74	2.78	(0.07)	(1.55)	(1.62)	14.05	23.26%	31,265	0.97%	0.34%
Class A
9/30/22	$ 15.23	$ (0.04)	$ (1.83)	$ (1.87)	$ —	$ (6.16)	$ (6.16)	$ 7.20	(25.29%)	$ 14,354	1.13%	(0.38%)
9/30/21	12.59	(0.04)	3.22	3.18	—	(0.54)	(0.54)	15.23	26.12%	26,591	1.12%	(0.30%)
9/30/20	10.80	0.02	3.13	3.15	(0.05)	(1.31)	(1.36)	12.59	31.87%	27,988	1.11%	0.22%
9/30/19	14.15	0.04	(0.47)	(0.43)	(0.07)	(2.85)	(2.92)	10.80	0.42%	29,210	1.10%	0.35%
9/30/18	12.95	0.03	2.77	2.80	(0.05)	(1.55)	(1.60)	14.15	23.22%	39,399	1.07%	0.24%
Class R3
9/30/22	$ 15.00	$ (0.05)	$ (1.78)	$ (1.83)	$ —	$ (6.16)	$ (6.16)	$ 7.01	(25.46%)	$ 3,959	1.28%	(0.51%)
9/30/21	12.43	(0.06)	3.17	3.11	—	(0.54)	(0.54)	15.00	25.88%	5,002	1.27%	(0.46%)
9/30/20	10.66	0.01	3.09	3.10	(0.02)	(1.31)	(1.33)	12.43	31.78%	5,875	1.26%	0.05%
9/30/19	14.02	0.02	(0.47)	(0.45)	(0.06)	(2.85)	(2.91)	10.66	0.23%	6,015	1.25%	0.20%
9/30/18	12.86	0.01	2.74	2.75	(0.04)	(1.55)	(1.59)	14.02	23.01%	7,119	1.22%	0.10%

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Opportunities Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 19.21	$ 0.08	$ (3.28)	$ (3.20)	$ —	$ (1.81)	$ (1.81)	$ 14.20	(18.57%)	$ 95,436	0.66%	0.48%
9/30/21	13.96	0.06	6.51	6.57	(0.11)	(1.21)	(1.32)	19.21	48.95%	85,183	0.66%	0.35%
9/30/20	13.72	0.10	0.27	0.37	(0.06)	(0.07)	(0.13)	13.96	2.62%	39,988	0.69%	0.77%
9/30/19	16.47	0.11	(1.43)	(1.32)	(0.07)	(1.36)	(1.43)	13.72	(7.01%)	35,326	0.70%	0.82%
9/30/18	16.41	0.11	1.96	2.07	(0.07)	(1.94)	(2.01)	16.47	13.93%	40,439	0.69%	0.73%
Class R5
9/30/22	$ 19.16	$ 0.06	$ (3.27)	$ (3.21)	$ —	$ (1.81)	$ (1.81)	$ 14.14	(18.68%)	$ 100,585	0.75%	0.35%
9/30/21	13.93	0.05	6.48	6.53	(0.09)	(1.21)	(1.30)	19.16	48.78%	137,127	0.76%	0.26%
9/30/20	13.69	0.09	0.27	0.36	(0.05)	(0.07)	(0.12)	13.93	2.56%	92,440	0.79%	0.68%
9/30/19	16.44	0.10	(1.43)	(1.33)	(0.06)	(1.36)	(1.42)	13.69	(7.14%)	61,826	0.80%	0.71%
9/30/18	16.38	0.10	1.96	2.06	(0.06)	(1.94)	(2.00)	16.44	13.82%	77,025	0.79%	0.62%
Service Class
9/30/22	$ 19.11	$ 0.04	$ (3.26)	$ (3.22)	$ —	$ (1.81)	$ (1.81)	$ 14.08	(18.78%)	$ 15,851	0.85%	0.24%
9/30/21	13.89	0.03	6.48	6.51	(0.08)	(1.21)	(1.29)	19.11	48.72%	24,560	0.86%	0.17%
9/30/20	13.66	0.08	0.25	0.33	(0.03)	(0.07)	(0.10)	13.89	2.37%	17,146	0.89%	0.58%
9/30/19	16.39	0.08	(1.41)	(1.33)	(0.04)	(1.36)	(1.40)	13.66	(7.16%)	17,073	0.90%	0.61%
9/30/18	16.34	0.08	1.95	2.03	(0.04)	(1.94)	(1.98)	16.39	13.68%	18,192	0.89%	0.52%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	39%	40%	47%	34%	57%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
bb

The amount shown for a share outstanding does not correspond with the aggregate net investment income (loss) as shown on the Statement of Operations for the period due to the timing of class-specific expenses. See Note 3 for each fund’s expense structure.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 18.97	$ 0.02	$ (3.23)	$ (3.21)	$ —	$ (1.81)	$ (1.81)	$ 13.95	(18.88%)	$ 20,100	0.95%	0.15%
9/30/21	13.80	0.01	6.44	6.45	(0.07)	(1.21)	(1.28)	18.97	48.54%	26,314	0.96%	0.07%
9/30/20	13.57	0.06	0.26	0.32	(0.02)	(0.07)	(0.09)	13.80	2.27%	18,422	0.99%	0.48%
9/30/19	16.29	0.07	(1.41)	(1.34)	(0.02)	(1.36)	(1.38)	13.57	(7.28%)	20,377	1.00%	0.51%
9/30/18	16.25	0.07	1.94	2.01	(0.03)	(1.94)	(1.97)	16.29	13.59%	26,503	0.99%	0.42%
Class R4
9/30/22	$ 18.28	$ (0.00)bb,d	$ (3.10)	$ (3.10)	$ —	$ (1.81)	$ (1.81)	$ 13.37	(18.99%)	$ 11,835	1.10%	(0.00%)[e]
9/30/21	13.34	(0.02)	6.22	6.20	(0.05)	(1.21)	(1.26)	18.28	48.31%	15,682	1.11%	(0.09%)
9/30/20	13.12	0.04	0.25	0.29	—	(0.07)	(0.07)	13.34	2.16%	9,413	1.14%	0.32%
9/30/19	15.81	0.05	(1.38)	(1.33)	(0.00)[d]	(1.36)	(1.36)	13.12	(7.43%)	10,591	1.15%	0.36%
9/30/18	15.83	0.04	1.89	1.93	(0.01)	(1.94)	(1.95)	15.81	13.42%	11,773	1.14%	0.26%
Class A
9/30/22	$ 18.40	$ (0.02)bb	$ (3.11)	$ (3.13)	$ —	$ (1.81)	$ (1.81)	$ 13.46	(19.04%)	$ 38,730	1.20%	(0.11%)
9/30/21	13.42	(0.03)	6.25	6.22	(0.03)	(1.21)	(1.24)	18.40	48.15%	55,207	1.21%	(0.18%)
9/30/20	13.21	0.03	0.25	0.28	—	(0.07)	(0.07)	13.42	2.07%	42,491	1.24%	0.22%
9/30/19	15.92	0.03	(1.38)	(1.35)	—	(1.36)	(1.36)	13.21	(7.54%)	50,524	1.25%	0.26%
9/30/18	15.93	0.03	1.90	1.93	—	(1.94)	(1.94)	15.92	13.34%	69,157	1.24%	0.17%
Class R3
9/30/22	$ 18.06	$ (0.04)bb	$ (3.05)	$ (3.09)	$ —	$ (1.81)	$ (1.81)	$ 13.16	(19.19%)	$ 7,153	1.35%	(0.26%)
9/30/21	13.18	(0.06)	6.15	6.09	—	(1.21)	(1.21)	18.06	48.00%	9,695	1.36%	(0.34%)
9/30/20	13.00	0.01	0.24	0.25	—	(0.07)	(0.07)	13.18	1.87%	6,048	1.39%	0.07%
9/30/19	15.71	0.01	(1.36)	(1.35)	—	(1.36)	(1.36)	13.00	(7.66%)	8,551	1.40%	0.11%
9/30/18	15.77	0.00[d]	1.88	1.88	—	(1.94)	(1.94)	15.71	13.14%	10,564	1.39%	0.02%

The accompanying notes are an integral part of the financial statements.

MassMutual Global Fund – Financial Statements (Continued)
Financial Highlights (Restated) (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 18.79	$ (0.01)	$ (6.02)	$ (6.03)	$ —	$ (2.04)	$ (2.04)	$ 10.72	(36.28%)	$ 56,931	0.86%	(0.06%)
9/30/21	15.04	(0.05)	4.64	4.59	—	(0.84)	(0.84)	18.79	31.36%	99,959	0.84%	(0.29%)
9/30/20	12.35	0.00[d]	2.81	2.81	(0.09)	(0.03)	(0.12)	15.04	22.90%	75,893	0.85%	0.00%[e]
9/30/19	16.08	0.10	(0.83)	(0.73)	(0.11)	(2.89)	(3.00)	12.35	(1.93%)	70,159	0.84%	0.79%
9/30/18	16.46	0.13	1.52	1.65	(0.16)	(1.87)	(2.03)	16.08	10.39%	50,503	0.86%	0.79%
Class R5
9/30/22	$ 18.78	$ (0.03)	$ (6.01)	$ (6.04)	$ —	$ (2.04)	$ (2.04)	$ 10.70	(36.36%)^	$ 58,808	0.96%	(0.17%)
9/30/21	15.05	(0.07)	4.64	4.57	—	(0.84)	(0.84)	18.78	31.20%	126,049	0.94%	(0.39%)
9/30/20	12.36	(0.01)	2.81	2.80	(0.08)	(0.03)	(0.11)	15.05	22.77%	111,038	0.95%	(0.09%)
9/30/19	16.09	0.08	(0.83)	(0.75)	(0.09)	(2.89)	(2.98)	12.36	(2.07%)	98,379	0.94%	0.66%
9/30/18	16.47	0.11	1.53	1.64	(0.15)	(1.87)	(2.02)	16.09	10.28%	101,536	0.96%	0.65%
Service Class
9/30/22	$ 18.58	$ (0.04)	$ (5.94)	$ (5.98)	$ —	$ (2.04)	$ (2.04)	$ 10.56	(36.43%)	$ 5,579	1.06%	(0.24%)
9/30/21	14.91	(0.08)	4.59	4.51	—	(0.84)	(0.84)	18.58	31.09%	7,892	1.04%	(0.49%)
9/30/20	12.23	(0.03)	2.80	2.77	(0.06)	(0.03)	(0.09)	14.91	22.75%	6,166	1.05%	(0.19%)
9/30/19	15.94	0.06	(0.82)	(0.76)	(0.06)	(2.89)	(2.95)	12.23	(2.23%)	6,361	1.04%	0.43%
9/30/18	16.33	0.10	1.51	1.61	(0.13)	(1.87)	(2.00)	15.94	10.17%	16,104	1.06%	0.60%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	10%	10%	12%	32%	42%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
^	Amount previously presented incorrectly has been revised to reflect the proper total return amount. The amount has been revised from previously reported 36.36%.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 18.73	$ (0.06)	$ (5.99)	$ (6.05)	$ —	$ (2.04)	$ (2.04)	$ 10.64	(36.52%)	$ 45,831	1.16%	(0.38%)
9/30/21	15.03	(0.10)	4.64	4.54	—	(0.84)	(0.84)	18.73	31.03%	88,387	1.14%	(0.59%)
9/30/20	12.34	(0.04)	2.81	2.77	(0.05)	(0.03)	(0.08)	15.03	22.56%	80,607	1.15%	(0.29%)
9/30/19	16.06	0.06	(0.83)	(0.77)	(0.06)	(2.89)	(2.95)	12.34	(2.30%)	77,097	1.14%	0.45%
9/30/18	16.44	0.07	1.53	1.60	(0.11)	(1.87)	(1.98)	16.06	10.07%	90,239	1.16%	0.46%
Class R4
9/30/22	$ 18.12	$ (0.07)	$ (5.77)	$ (5.84)	$ —	$ (2.04)	$ (2.04)	$ 10.24	(36.60%)	$ 8,676	1.31%	(0.52%)
9/30/21	14.59	(0.12)	4.49	4.37	—	(0.84)	(0.84)	18.12	30.79%	15,975	1.29%	(0.72%)
9/30/20	11.98	(0.06)	2.73	2.67	(0.03)	(0.03)	(0.06)	14.59	22.36%	8,878	1.30%	(0.45%)
9/30/19	15.71	0.04	(0.82)	(0.78)	(0.06)	(2.89)	(2.95)	11.98	(2.45%)	7,531	1.29%	0.32%
9/30/18	16.13	0.04	1.51	1.55	(0.10)	(1.87)	(1.97)	15.71	9.90%	7,790	1.31%	0.27%
Class A
9/30/22	$ 18.40	$ (0.09)	$ (5.86)	$ (5.95)	$ —	$ (2.04)	$ (2.04)	$ 10.41	(36.64%)	$ 9,014	1.41%	(0.63%)
9/30/21	14.82	(0.14)	4.56	4.42	—	(0.84)	(0.84)	18.40	30.65%	19,415	1.39%	(0.84%)
9/30/20	12.17	(0.07)	2.77	2.70	(0.02)	(0.03)	(0.05)	14.82	22.22%	22,903	1.40%	(0.55%)
9/30/19	15.87	0.03	(0.82)	(0.79)	(0.02)	(2.89)	(2.91)	12.17	(2.48%)	24,676	1.39%	0.20%
9/30/18	16.27	0.03	1.51	1.54	(0.07)	(1.87)	(1.94)	15.87	9.74%	31,725	1.41%	0.21%
Class R3
9/30/22	$ 18.25	$ (0.11)	$ (5.80)	$ (5.91)	$ —	$ (2.04)	$ (2.04)	$ 10.30	(36.73%)	$ 7,920	1.56%	(0.77%)
9/30/21	14.72	(0.17)	4.54	4.37	—	(0.84)	(0.84)	18.25	30.51%	13,541	1.54%	(0.98%)
9/30/20	12.10	(0.09)	2.75	2.66	(0.01)	(0.03)	(0.04)	14.72	21.99%	9,792	1.55%	(0.69%)
9/30/19	15.80	0.01	(0.82)	(0.81)	—	(2.89)	(2.89)	12.10	(2.69%)	10,226	1.54%	0.06%
9/30/18	16.21	0.01	1.51	1.52	(0.06)	(1.87)	(1.93)	15.80	9.64%	11,029	1.56%	0.06%

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 10.08	$ 0.12	$ (1.83)	$ (1.71)	$ (0.21)	$ (1.02)	$ (1.23)	$ 7.14	(19.37%)	$ 66,355	1.09%	1.04%	1.41%
9/30/21	13.08	0.14	1.84	1.98	(0.04)	(4.94)	(4.98)	10.08	17.97%	89,913	1.02%	1.00%	1.31%
9/30/20	12.01	0.03	1.54	1.57	(0.13)	(0.37)	(0.50)	13.08	13.17%	96,308	1.02%	1.00%	0.26%
9/30/19	12.99	0.09	(0.49)	(0.40)	(0.12)	(0.46)	(0.58)	12.01	(2.49%)	149,979	0.93%	0.92%	0.81%
9/30/18	13.44	0.14	(0.42)	(0.28)	(0.17)	—	(0.17)	12.99	(2.14%)	293,575	0.96%	0.94%	1.01%
Class R5
9/30/22	$ 10.08	$ 0.12	$ (1.85)	$ (1.73)	$ (0.19)	$ (1.02)	$ (1.21)	$ 7.14	(19.47%)	$ 30,827	1.19%	1.14%	1.38%
9/30/21	13.08	0.14	1.83	1.97	(0.03)	(4.94)	(4.97)	10.08	17.79%	50,688	1.12%	1.10%	1.27%
9/30/20	12.00	0.02	1.55	1.57	(0.12)	(0.37)	(0.49)	13.08	13.14%	61,444	1.12%	1.10%	0.20%
9/30/19	12.98	0.10	(0.51)	(0.41)	(0.11)	(0.46)	(0.57)	12.00	(2.63%)	94,827	1.03%	1.02%	0.89%
9/30/18	13.44	0.12	(0.42)	(0.30)	(0.16)	—	(0.16)	12.98	(2.32%)	147,654	1.06%	1.04%	0.85%
Service Class
9/30/22	$ 10.05	$ 0.12	$ (1.85)	$ (1.73)	$ (0.18)	$ (1.02)	$ (1.20)	$ 7.12	(19.52%)	$ 2,624	1.29%	1.24%	1.35%
9/30/21	13.04	0.12	1.84	1.96	(0.01)	(4.94)	(4.95)	10.05	17.72%	3,469	1.22%	1.20%	1.16%
9/30/20	11.97	0.00[d]	1.54	1.54	(0.10)	(0.37)	(0.47)	13.04	12.94%	4,524	1.22%	1.20%	0.00%[e]
9/30/19	12.94	0.07	(0.49)	(0.42)	(0.09)	(0.46)	(0.55)	11.97	(2.74%)	9,393	1.13%	1.12%	0.60%
9/30/18	13.39	0.11	(0.41)	(0.30)	(0.15)	—	(0.15)	12.94	(2.33%)	23,069	1.16%	1.14%	0.79%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	22%	30%	106%	52%	70%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 9.96	$ 0.11	$ (1.83)	$ (1.72)	$ (0.17)	$ (1.02)	$ (1.19)	$ 7.05	(19.60%)	$ 2,273	1.39%	1.34%	1.26%
9/30/21	12.97	0.11	1.82	1.93	—	(4.94)	(4.94)	9.96	17.59%	2,436	1.32%	1.30%	1.03%
9/30/20	11.91	(0.00)[d]	1.52	1.52	(0.09)	(0.37)	(0.46)	12.97	12.81%	3,565	1.32%	1.30%	(0.02%)
9/30/19	12.87	0.08	(0.51)	(0.43)	(0.07)	(0.46)	(0.53)	11.91	(2.77%)	5,465	1.23%	1.22%	0.65%
9/30/18	13.32	0.08	(0.40)	(0.32)	(0.13)	—	(0.13)	12.87	(2.49%)	11,908	1.26%	1.24%	0.58%
Class R4
9/30/22	$ 9.33	$ 0.08	$ (1.69)	$ (1.61)	$ (0.15)	$ (1.02)	$ (1.17)	$ 6.55	(19.69%)	$ 711	1.53%	1.48%	0.93%
9/30/21	12.45	0.09	1.73	1.82	—	(4.94)	(4.94)	9.33	17.41%	1,639	1.47%	1.45%	0.88%
9/30/20	11.43	(0.04)	1.48	1.44	(0.05)	(0.37)	(0.42)	12.45	12.70%	1,951	1.47%	1.45%	(0.31%)
9/30/19	12.38	0.05	(0.48)	(0.43)	(0.06)	(0.46)	(0.52)	11.43	(2.95%)	4,895	1.38%	1.37%	0.48%
9/30/18	12.84	0.07	(0.40)	(0.33)	(0.13)	—	(0.13)	12.38	(2.63%)	10,673	1.41%	1.39%	0.54%
Class A
9/30/22	$ 9.45	$ 0.08	$ (1.72)	$ (1.64)	$ (0.14)	$ (1.02)	$ (1.16)	$ 6.65	(19.79%)	$ 9,014	1.64%	1.59%	0.95%
9/30/21	12.56	0.08	1.75	1.83	—	(4.94)	(4.94)	9.45	17.30%	13,793	1.57%	1.55%	0.82%
9/30/20	11.54	(0.03)	1.48	1.45	(0.06)	(0.37)	(0.43)	12.56	12.61%	18,670	1.57%	1.55%	(0.22%)
9/30/19	12.49	0.05	(0.50)	(0.45)	(0.04)	(0.46)	(0.50)	11.54	(3.09%)	22,004	1.48%	1.47%	0.46%
9/30/18	12.93	0.05	(0.39)	(0.34)	(0.10)	—	(0.10)	12.49	(2.70%)	30,719	1.51%	1.49%	0.41%
Class R3
9/30/22	$ 9.22	$ 0.07	$ (1.67)	$ (1.60)	$ (0.14)	$ (1.02)	$ (1.16)	$ 6.46	(19.87%)	$ 2,060	1.79%	1.74%	0.89%
9/30/21	12.38	0.07	1.71	1.78	—	(4.94)	(4.94)	9.22	17.07%	2,294	1.72%	1.70%	0.74%
9/30/20	11.38	(0.06)	1.47	1.41	(0.04)	(0.37)	(0.41)	12.38	12.42%	2,427	1.72%	1.70%	(0.49%)
9/30/19	12.34	0.02	(0.48)	(0.46)	(0.04)	(0.46)	(0.50)	11.38	(3.24%)	5,415	1.63%	1.62%	0.21%
9/30/18	12.79	0.03	(0.39)	(0.36)	(0.09)	—	(0.09)	12.34	(2.88%)	9,024	1.66%	1.64%	0.25%

The accompanying notes are an integral part of the financial statements.

MassMutual Strategic Emerging Markets Fund – Financial Statements (Continued)
Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/22	$ 14.93	$ 0.05	$ (4.73)	$ (4.68)	$ (0.20)	$ (1.83)	$ (2.03)	$ 8.22	(35.67%)	$ 105,253	1.35%	1.15%	0.43%
9/30/21	13.23	0.04	1.88	1.92	—	(0.22)	(0.22)	14.93	14.53%	156,998	1.22%	1.15%	0.25%
9/30/20	13.02	0.02	1.33	1.35	(0.08)	(1.06)	(1.14)	13.23	10.33%	169,366	1.27%	1.15%	0.12%
9/30/19	12.75	0.07	0.28	0.35	(0.08)	—	(0.08)	13.02	2.85%	141,988	1.21%	1.10%	0.55%
9/30/18	12.88	0.08	(0.04)	0.04	(0.17)	—	(0.17)	12.75	0.31%	216,085	1.27%	1.05%	0.62%
Class R5
9/30/22	$ 15.14	$ 0.03	$ (4.80)	$ (4.77)	$ (0.18)	$ (1.83)	$ (2.01)	$ 8.36	(35.72%)	$ 225	1.45%	1.23%	0.25%
9/30/21	13.43	0.03	1.90	1.93	—	(0.22)	(0.22)	15.14	14.38%	2,703	1.32%	1.25%	0.16%
9/30/20	13.20	0.00[d]	1.35	1.35	(0.06)	(1.06)	(1.12)	13.43	10.23%	3,165	1.37%	1.25%	0.02%
9/30/19	12.92	0.06	0.29	0.35	(0.07)	—	(0.07)	13.20	2.78%	4,295	1.31%	1.22%	0.45%
9/30/18	13.05	0.07	(0.04)	0.03	(0.16)	—	(0.16)	12.92	0.21%	4,047	1.37%	1.15%	0.53%
Service Class
9/30/22	$ 14.93	$ 0.02	$ (4.73)	$ (4.71)	$ (0.17)	$ (1.83)	$ (2.00)	$ 8.22	(35.83%)	$ 1,346	1.55%	1.35%	0.22%
9/30/21	13.25	0.01	1.89	1.90	—	(0.22)	(0.22)	14.93	14.35%	2,216	1.42%	1.35%	0.05%
9/30/20	13.05	(0.01)	1.33	1.32	(0.06)	(1.06)	(1.12)	13.25	10.12%	2,473	1.47%	1.35%	(0.05%)
9/30/19	12.73	0.05	0.29	0.34	(0.02)	—	(0.02)	13.05	2.71%	419	1.41%	1.31%	0.42%
9/30/18	12.85	0.05	(0.03)	0.02	(0.14)	—	(0.14)	12.73	0.10%	230	1.47%	1.25%	0.41%

	Year ended September 30
	2022	2021	2020	2019	2018
Portfolio turnover rate	55%	48%	71%	32%	38%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
bb

The amount shown for a share outstanding does not correspond with the aggregate net investment income (loss) as shown on the Statement of Operations for the period due to the timing of class-specific expenses. See Note 3 for each fund’s expense structure.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Administrative Class
9/30/22	$ 14.96	$ (0.01)bb	$ (4.72)	$ (4.73)	$ (0.16)	$ (1.83)	$ (1.99)	$ 8.24	(35.90%)	$ 233	1.65%	1.45%	(0.06%)
9/30/21	13.29	(0.01)	1.90	1.89	—	(0.22)	(0.22)	14.96	14.23%	1,017	1.52%	1.45%	(0.03%)
9/30/20	13.08	(0.02)	1.33	1.31	(0.04)	(1.06)	(1.10)	13.29	9.96%	989	1.57%	1.45%	(0.16%)
9/30/19	12.78	0.03	0.30	0.33	(0.03)	—	(0.03)	13.08	2.61%	927	1.51%	1.41%	0.24%
9/30/18	12.91	0.04	(0.03)	0.01	(0.14)	—	(0.14)	12.78	0.02%	879	1.57%	1.35%	0.33%
Class R4
9/30/22	$ 14.71	$ (0.00)bb,d	$ (4.69)	$ (4.69)	$ (0.06)	$ (1.83)	$ (1.89)	$ 8.13	(35.99%)	$ 307	1.80%	1.60%	(0.02%)
9/30/21	13.10	(0.05)	1.88	1.83	—	(0.22)	(0.22)	14.71	13.98%	443	1.67%	1.60%	(0.32%)
9/30/20	12.90	(0.04)	1.32	1.28	(0.02)	(1.06)	(1.08)	13.10	9.84%	1,237	1.72%	1.60%	(0.30%)
9/30/19	12.63	0.01	0.29	0.30	(0.03)	—	(0.03)	12.90	2.38%	1,337	1.66%	1.57%	0.05%
9/30/18	12.76	0.03	(0.04)	(0.01)	(0.12)	—	(0.12)	12.63	(0.10%)	1,295	1.72%	1.50%	0.22%
Class A
9/30/22	$ 14.77	$ (0.02)bb	$ (4.71)	$ (4.73)	$ —	$ (1.83)	$ (1.83)	$ 8.21	(35.99%)	$ 140	1.90%	1.68%	(0.15%)
9/30/21	13.17	(0.06)	1.88	1.82	—	(0.22)	(0.22)	14.77	13.83%	635	1.77%	1.70%	(0.36%)
9/30/20	12.98	(0.05)	1.32	1.27	(0.02)	(1.06)	(1.08)	13.17	9.75%	2,029	1.82%	1.70%	(0.42%)
9/30/19	12.73	0.01	0.28	0.29	(0.04)	—	(0.04)	12.98	2.32%	885	1.76%	1.68%	0.09%
9/30/18	12.88	0.04	(0.07)	(0.03)	(0.12)	—	(0.12)	12.73	(0.23%)	386	1.82%	1.60%	0.30%
Class R3
9/30/22	$ 14.62	$ (0.03)bb	$ (4.64)	$ (4.67)	$ (0.09)	$ (1.83)	$ (1.92)	$ 8.03	(36.15%)	$ 546	2.05%	1.85%	(0.29%)
9/30/21	13.05	(0.06)	1.85	1.79	—	(0.22)	(0.22)	14.62	13.72%	1,120	1.92%	1.85%	(0.42%)
9/30/20	12.87	(0.07)	1.31	1.24	(0.00)[d]	(1.06)	(1.06)	13.05	9.57%	992	1.97%	1.85%	(0.58%)
9/30/19	12.60	(0.02)	0.29	0.27	—	—	—	12.87	2.14%	750	1.91%	1.81%	(0.15%)
9/30/18	12.73	(0.01)	(0.04)	(0.05)	(0.08)	—	(0.08)	12.60	(0.39%)	761	1.97%	1.75%	(0.09%)

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Funds

MassMutual Premier Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated August 1, 1994, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The Trust consists of the following series (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)
MassMutual Short-Duration Bond Fund (“Short-Duration Bond Fund”)
MassMutual Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”)
MassMutual Core Bond Fund (“Core Bond Fund”)
MassMutual Diversified Bond Fund (“Diversified Bond Fund”)
MassMutual High Yield Fund (“High Yield Fund”)
MassMutual Balanced Fund (“Balanced Fund”)
MassMutual Disciplined Value Fund (“Disciplined Value Fund”)
MassMutual Main Street Fund (“Main Street Fund”)
MassMutual Disciplined Growth Fund (“Disciplined Growth Fund”)
MassMutual Small Cap Opportunities Fund (“Small Cap Opportunities Fund”)
MassMutual Global Fund (“Global Fund”)
MassMutual International Equity Fund (“International Equity Fund”)
MassMutual Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectuses.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes; instead, MML Investment Advisers, LLC (“MML Advisers”) will determine the fair value of a Fund’s securities in accordance with MML Advisers’ fair valuation policy and procedures. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Notes to Financial Statements (Continued)

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (with the exception of debt securities held by the U.S. Government Money Market Fund) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. The U.S. Government Money Market Fund’s debt securities are typically valued at amortized cost, but may be valued using a vendor quote if MML Advisers determines it more closely approximates current market value, in accordance with Rule 2a-7 under the 1940 Act pursuant to which the U.S. Government Money Market Fund must adhere to certain conditions. It is the intention of the U.S. Government Money Market Fund to maintain a stable net asset value per share of $1.00, although this cannot be assured.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral.

The Board of Trustees (“Trustees”) have designated MML Advisers as the Funds’ “valuation designee,” responsible for determining the fair value, in good faith, of securities and other instruments held by the Funds for which market quotations are not readily available or for which such market quotations or values are considered by MML Advisers or a subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event). It is possible that a significant amount of a Fund’s assets will be subject to fair valuation in accordance with MML Advisers’ fair valuation policy and procedures. The fair value determined for an investment by MML Advisers may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Notes to Financial Statements (Continued)

Investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs may be fair valued using one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indexes or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing the Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

Notes to Financial Statements (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Levels.

In certain cases, the inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest Level input that is significant to the overall fair value measurement.

The U.S. Government Money Market Fund characterized all investments at Level 2, as of September 30, 2022. The Disciplined Value Fund, Disciplined Growth Fund, and Small Cap Opportunities Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of September 30, 2022. For each Fund noted in the preceding sentences, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of September 30, 2022, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3	Total
Short-Duration Bond Fund
Asset Investments
Corporate Debt	$—	$250,211,708	$—	$250,211,708
Non-U.S. Government Agency Obligations	—	228,152,396	—	228,152,396
U.S. Government Agency Obligations and Instrumentalities	—	109,073	—	109,073
Mutual Funds	5,908,650	—	—	5,908,650
Short-Term Investments	—	12,893,730	—	12,893,730
Total Investments	$5,908,650	$491,366,907	$—	$497,275,557
Asset Derivatives
Futures Contracts	$6,758,055	$—	$—	$6,758,055
Liability Derivatives
Swap Agreements	$—	$(4,140,728)	$—	$(4,140,728)

Inflation-Protected and Income Fund
Asset Investments
Non-U.S. Government Agency Obligations	$—	$165,158,495	$—	$165,158,495
U.S. Government Agency Obligations and Instrumentalities	—	35,856,965	—	35,856,965
U.S. Treasury Obligations	—	62,542,823	—	62,542,823
Mutual Funds	2,676,375	—	—	2,676,375
Short-Term Investments	—	34,519,947	—	34,519,947
Total Investments	$2,676,375	$298,078,230	$—	$300,754,605
Asset Derivatives
Futures Contracts	$1,573,607	$—	$—	$1,573,607
Swap Agreements	—	130,704	—	130,704
Total	$1,573,607	$130,704	$—	$1,704,311
Liability Derivatives
Futures Contracts	$(108,349)	$—	$—	$(108,349)
Swap Agreements	—	(18,171,764)	—	(18,171,764)
Total	$(108,349)	$(18,171,764)	$—	$(18,280,113)

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
Core Bond Fund
Asset Investments
Corporate Debt	$—	$278,681,089	$—		$278,681,089
Non-U.S. Government Agency Obligations	—	213,883,164	—		213,883,164
Sovereign Debt Obligations	—	3,862,135	—		3,862,135
U.S. Government Agency Obligations and Instrumentalities	—	178,761,747	—		178,761,747
U.S. Treasury Obligations	—	31,625,236	—		31,625,236
Mutual Funds	832,510	—	—		832,510
Short-Term Investments	—	91,484,450	—		91,484,450
Total Investments	$832,510	$798,297,821	$—		$799,130,331
Asset Derivatives
Futures Contracts	$1,269,808	$—	$—		$1,269,808
Liability Derivatives
Futures Contracts	$(5,393,598)	$—	$—		$(5,393,598)

Diversified Bond Fund
Asset Investments
Preferred Stock	$1,092,673	$—	$—		$1,092,673
Corporate Debt	—	70,369,427	—		70,369,427
Non-U.S. Government Agency Obligations	—	48,395,305	—		48,395,305
Sovereign Debt Obligations	—	479,465	—		479,465
U.S. Government Agency Obligations and Instrumentalities	—	24,153,548	—		24,153,548
U.S. Treasury Obligations	—	5,134,968	—		5,134,968
Purchased Options	—	274	—		274
Warrants	—	—	4,115	**	4,115
Mutual Funds	1,347,973	—	—		1,347,973
Short-Term Investments	—	14,286,386	—		14,286,386
Total Investments	$2,440,646	$162,819,373	$4,115		$165,264,134
Asset Derivatives
Forward Contracts	$—	$190,828	$—		$190,828
Futures Contracts	136,512	—	—		136,512
Total	$136,512	$190,828	$—		$327,340
Liability Derivatives
Forward Contracts	$—	$(245,946)	$—		$(245,946)
Futures Contracts	(1,651,191)	—	—		(1,651,191)
Written Options	—	(11,185)	—		(11,185)
Total	$(1,651,191)	$(257,131)	$—		$(1,908,322)

High Yield Fund
Asset Investments
Bank Loans	$—	$10,034,728	$—		$10,034,728
Corporate Debt	—	363,755,270	—		363,755,270
Mutual Funds	14,173,193	—	—		14,173,193
Short-Term Investments	—	3,652,062	—		3,652,062
Total Investments	$14,173,193	$377,442,060	$—		$391,615,253

Balanced Fund
Asset Investments
Common Stock	$73,493,333	$33,352	$—		$73,526,685
Corporate Debt	—	14,078,383	—		14,078,383
Non-U.S. Government Agency Obligations	—	4,567,822	—		4,567,822
U.S. Government Agency Obligations and Instrumentalities	—	11,583,518	—		11,583,518

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3	Total
Balanced Fund (Continued)
Asset Investments (Continued)
U.S. Treasury Obligations	$—	$16,533,262		$—	$16,533,262
Short-Term Investments	—	1,229,224		—	1,229,224
Total Investments	$73,493,333	$48,025,561		$—	$121,518,894
Asset Derivatives
Futures Contracts	$242,556	$—		$—	$242,556

Main Street Fund
Asset Investments
Common Stock	$65,000,593	$454,465	*	$—	$65,455,058
Short-Term Investments	—	1,666,661		—	1,666,661
Total Investments	$65,000,593	$2,121,126		$—	$67,121,719

Global Fund
Asset Investments
Common Stock*
Cayman Islands	$9,762,630	$1,841,326		$—	$11,603,956
Denmark	—	5,823,653		—	5,823,653
France	—	17,745,976		—	17,745,976
Germany	—	2,645,415		—	2,645,415
India	4,513,835	7,177,967		—	11,691,802
Italy	—	957,422		—	957,422
Japan	—	16,322,280		—	16,322,280
Netherlands	—	8,794,249		—	8,794,249
Spain	—	592,823		—	592,823
Sweden	—	6,811,111		—	6,811,111
Switzerland	—	1,515,338		—	1,515,338
United States	106,971,481	—		—	106,971,481
Mutual Funds	201,984	—		—	201,984
Short-Term Investments	—	1,125,632		—	1,125,632
Total Investments	$121,449,930	$71,353,192		$—	$192,803,122

International Equity Fund
Asset Investments
Common Stock*
Australia	$100,080	$965,183		$—	$1,065,263
Austria	—	40,243		—	40,243
Belgium	—	826,406		—	826,406
Canada	7,518,255	—		—	7,518,255
Cayman Islands	—	713,809		—	713,809
Finland	—	1,713,324		—	1,713,324
France	—	13,698,646		—	13,698,646
Germany	—	5,576,895		—	5,576,895
Hong Kong	—	2,903,271		—	2,903,271
Ireland	359,905	3,584,325		—	3,944,230
Israel	267,728	—		—	267,728
Italy	—	94,524		—	94,524
Japan	—	17,142,390		—	17,142,390
Luxembourg	—	201,981		—	201,981
Netherlands	487,269	5,150,348		—	5,637,617
Norway	—	440,358		—	440,358
Republic of Korea	—	334,364		—	334,364

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
International Equity Fund (Continued)
Asset Investments (Continued)
Singapore	$—	$374,543	$—		$374,543
Spain	—	4,024,294	—		4,024,294
Sweden	—	2,780,112	—		2,780,112
Switzerland	—	11,701,267	—		11,701,267
United Kingdom	229,350	28,205,454	—		28,434,804
Mutual Funds	101,475	—	—		101,475
Short-Term Investments	—	4,869,256	—		4,869,256
Total Investments	$9,064,062	$105,340,993	$—		$114,405,055

Strategic Emerging Markets Fund
Asset Investments
Common Stock*
Belgium	$—	$238,585	$—		$238,585
Bermuda	720,959	—	—		720,959
Brazil	4,624,301	—	—		4,624,301
Cayman Islands	14,641,878	7,721,134	—		22,363,012
Chile	101,066	—	—		101,066
China	—	30,962	—		30,962
Cyprus	—	—	—	+,**	—
France	—	6,339,711	—		6,339,711
Hong Kong	—	2,047,411	—		2,047,411
India	—	23,954,857	—		23,954,857
Indonesia	—	873,196	—		873,196
Italy	—	1,493,792	—		1,493,792
Japan	—	100,141	—		100,141
Mexico	8,839,559	—	—		8,839,559
Netherlands	—	—	—	+,**	—
Philippines	—	1,466,862	—		1,466,862
Republic of Korea	—	8,202,120	—		8,202,120
Russia	—	—	—	+,**	—
South Africa	—	1,047,675	—		1,047,675
Switzerland	—	1,995,084	—		1,995,084
Taiwan	—	9,321,385	—		9,321,385
United Kingdom	101,674	340,946	—		442,620
United States	6,539,493	—	—		6,539,493
Preferred Stock*
Brazil	1,789,728	—	—		1,789,728
Mutual Funds	199,697	—	—		199,697
Warrants	24,052	—	—		24,052
Short-Term Investments	—	5,387,475	—		5,387,475
Total Investments	$37,582,407	$70,561,336	$—		$108,143,743

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their respective foreign markets, as applicable.

**	Level 3 investments at September 30, 2022 in relation to net assets were not significant.
+	Represents a security at $0 value as of September 30, 2022.

For certain Fund(s) the Statement of Assets and Liabilities shows receivables from investments sold on a delayed delivery basis, cash collateral pledged for derivatives, as well as, any applicable liabilities for investments purchased on a delayed delivery basis, amounts due to custodian, and cash collateral held for securities on loan. These amounts approximate fair value and would be categorized at Level 2 for each applicable Fund as of September 30, 2022.

Notes to Financial Statements (Continued)

The Funds, with the exception of the Strategic Emerging Markets Fund, had no Level 3 transfers during the year ended September 30, 2022.

	Transfers In *	Transfers Out *
	Level 3 - Significant Unobservable Inputs	Level 1 - Other Significant Observable Inputs	Level 2 - Other Significant Observable Inputs
Strategic Emerging Markets Fund	$16,750,547	$(6,093,568)	$(10,656,979)

*	Transfers into Level 3 were attributable to a lack of observable market data.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more underlying indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.

At September 30, 2022, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
Short-Duration Bond Fund
Asset Derivatives
Futures Contracts^^	$—	$—	$6,758,055	$6,758,055
Liability Derivatives
Swap Agreements^^,^^^	$—	$—	$(4,140,728)	$(4,140,728)
Realized Gain (Loss)#
Purchased Options	$—	$—	$808,665	$808,665
Futures Contracts	—	—	18,876,718	18,876,718
Swap Agreements	—	—	(24,419,336)	(24,419,336)
Total Realized Gain (Loss)	$—	$—	$(4,733,953)	$(4,733,953)
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—	$144,312	$144,312
Futures Contracts	—	—	6,152,287	6,152,287
Swap Agreements	—	—	(4,140,728)	(4,140,728)
Total Change in Appreciation (Depreciation)	$—	$—	$2,155,871	$2,155,871

Notes to Financial Statements (Continued)

	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
Inflation-Protected and Income Fund
Asset Derivatives
Futures Contracts^^	$—	$—	$1,573,607	$1,573,607
Swap Agreements^^,^^^	—	—	130,704	130,704
Total Value	$—	$—	$1,704,311	$1,704,311
Liability Derivatives
Futures Contracts^^	$—	$—	$(108,349)	$(108,349)
Swap Agreements^	—	—	(18,012,025)	(18,012,025)
Swap Agreements^^,^^^	—	—	(159,739)	(159,739)
Total Value	$—	$—	$(18,280,113)	$(18,280,113)
Realized Gain (Loss)#
Purchased Options	$—	$—	$237,027	$237,027
Futures Contracts	—	—	(20,988)	(20,988)
Swap Agreements	—	—	(3,827,341)	(3,827,341)
Total Realized Gain (Loss)	$—	$—	$(3,611,302)	$(3,611,302)
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—	$249,898	$249,898
Futures Contracts	—	—	1,352,400	1,352,400
Swap Agreements	(4,263,676)	—	(18,473,600)	(22,737,276)
Total Change in Appreciation (Depreciation)	$(4,263,676)	$—	$(16,871,302)	$(21,134,978)

Core Bond Fund
Asset Derivatives
Futures Contracts^^	$—	$—	$1,269,808	$1,269,808
Liability Derivatives
Futures Contracts^^	$—	$—	$(5,393,598)	$(5,393,598)
Realized Gain (Loss)#
Purchased Options	$—	$—	$844,460	$844,460
Futures Contracts	—	—	(16,214,744)	(16,214,744)
Total Realized Gain (Loss)	$—	$—	$(15,370,284)	$(15,370,284)
Change in Appreciation (Depreciation)##
Purchased Options	$—	$—	$647,917	$647,917
Futures Contracts	—	—	(1,324,221)	(1,324,221)
Total Change in Appreciation (Depreciation)	$—	$—	$(676,304)	$(676,304)

Diversified Bond Fund
Asset Derivatives
Purchased Options*,^^^	$—	$274	$—	$274
Forward Contracts*	—	190,828	—	190,828
Futures Contracts^^	—	—	136,512	136,512
Total Value	$—	$191,102	$136,512	$327,614

Notes to Financial Statements (Continued)

	Equity Risk	Foreign Exchange Risk	Interest/ Inflation Rate Risk	Total
Diversified Bond Fund (Continued)
Liability Derivatives
Forward Contracts^	$—	$(245,946)	$—	$(245,946)
Futures Contracts^^	—	—	(1,651,191)	(1,651,191)
Written Options^,^^^	—	(11,185)	—	(11,185)
Total Value	$—	$(257,131)	$(1,651,191)	$(1,908,322)
Realized Gain (Loss)#
Purchased Options	$—	$7,248	$179,581	$186,829
Forward Contracts	—	(120,990)	—	(120,990)
Futures Contracts	—	—	(5,012,811)	(5,012,811)
Written Options	—	51,584	—	51,584
Total Realized Gain (Loss)	$—	$(62,158)	$(4,833,230)	$(4,895,388)
Change in Appreciation (Depreciation)##
Purchased Options	$—	$(3,045)	$144,346	$141,301
Forward Contracts	—	(51,589)	—	(51,589)
Futures Contracts	—	—	(961,606)	(961,606)
Written Options	—	(35,651)	—	(35,651)
Total Change in Appreciation (Depreciation)	$—	$(90,285)	$(817,260)	$(907,545)

Balanced Fund
Asset Derivatives
Futures Contracts^^	$—	$—	$242,556	$242,556
Realized Gain (Loss)#
Futures Contracts	$—	$—	$596,675	$596,675
Change in Appreciation (Depreciation)##
Futures Contracts	$—	$—	$189,070	$189,070

*	Statements of Assets and Liabilities location: Investments, at value, or Receivables from: open forward contracts as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward contracts, open swap agreements, at value, or written options outstanding, at value, as applicable.
^^

Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

^^^	Represents centrally cleared swaps and OTC purchased and written options, which are not subject to a master netting agreement or similar agreement.
#

Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

##

Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, forward contracts, futures contracts, swap agreements, or written options, as applicable.

Notes to Financial Statements (Continued)

For the year ended September 30, 2022, the average number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units†
Fund Name	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Purchased Swaptions	Written Options
Short-Duration Bond Fund	3,297	$—	$389,681,818	—	$35,714,464	—
Inflation-Protected and Income Fund	211	—	306,731,314	—	23,079,750	—
Core Bond Fund	1,136	—	—	—	70,131,000	—
Diversified Bond Fund	279	7,549,770	—	369,375	14,210,000	892,375
Balanced Fund	43	—	—	—	—	—

†

Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, and purchased swaptions, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2022.

The Portfolio of Investments included in a Fund’s financial statements shows the assets or liabilities of the Fund associated with individual derivatives transactions. The terms of many of those transactions contemplate that derivatives receivables and payables between the same two parties may be netted and that the parties will collateralize certain obligations. The following tables provide an illustration of the possible effect of netting provisions and of collateral (delivered or received) on a Fund’s derivatives exposure as of September 30, 2022. Netting arrangements vary among different counterparties, and the actual disposition of derivatives receivables and payables, and of collateral, in a bankruptcy or insolvency can be complicated and difficult to predict.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) or similar agreement and net of the related collateral received by the Fund(s) as of September 30, 2022.

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Diversified Bond Fund
Bank of America N.A.	$37,476	$(18,564)	$—	$18,912
BNP Paribas SA	29,040	(9,544)	—	19,496
Citibank N.A.	49,469	(49,469)	—	—
HSBC Bank USA	49,692	(49,692)	—	—
JP Morgan Chase Bank N.A.	19,264	(6,836)	—	12,428
Morgan Stanley & Co. LLC	5,887	(5,887)	—	—
	$190,828	$(139,992)	$—	$50,836

Notes to Financial Statements (Continued)

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA or similar agreement and net of the related collateral pledged by the Fund(s) as of September 30, 2022.

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Inflation-Protected and Income Fund
Barclays Bank PLC	$(4,905,350)	$—	$4,905,350	$—
BNP Paribas SA	(6,248,521)	—	6,248,521	—
Goldman Sachs International	(6,858,154)	—	6,858,154	—
	$(18,012,025)	$—	$18,012,025	$—
Diversified Bond Fund
Bank of America N.A.	$(18,564)	$18,564	$—	$—
BNP Paribas SA	(9,544)	9,544	—	—
Citibank N.A.	(55,133)	49,469	—	(5,664)
HSBC Bank USA	(90,525)	49,692	—	(40,833)
JP Morgan Chase Bank N.A.	(6,836)	6,836	—	—
Morgan Stanley & Co. LLC	(65,344)	5,887	—	(59,457)
	$(245,946)	$139,992	$—	$(105,954)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within an MNA or similar agreement.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. The Fund(s) and counterparties may not be permitted to sell, re-pledge, or use the collateral they receive. In the event that cash collateral is restricted for use, the balance will be reflected as restricted cash within the Statement of Assets and Liabilities.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended September 30, 2022, are discussed below.

Foreign Currency Exchange Transactions

A Fund may enter into foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may also buy and sell options on currencies. When the Fund buys an option, its loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a currency, it is subject generally to the same risks as if it had entered into a futures contract or forward contract with respect to that currency. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Notes to Financial Statements (Continued)

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

A Fund’s current exposure to a counterparty is the unrealized appreciation/(depreciation) on the contract.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts.

A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price. A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Notes to Financial Statements (Continued)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Total Return Swaps. A Fund also may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty.

Notes to Financial Statements (Continued)

The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

A Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on portfolio securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date in the case of an American-style option or only on the expiration date in the case of a European-style option.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates

Notes to Financial Statements (Continued)

in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Notes to Financial Statements (Continued)

Hybrid Instruments

A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to one or more underlying assets, indexes, economic factors, or other benchmarks. Because hybrid instruments may be designed to provide indirect exposures to virtually any type of derivative instrument, a Fund may invest in a hybrid instrument for any purpose it might engage in derivatives transactions. Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity. The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies or other types of investments, and will depend upon the terms of the instrument. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful. The terms of a hybrid instrument may create investment leverage. Hybrid instruments are typically privately issued, presenting credit risk of the issuer, and may be highly illiquid and difficult to value.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the

Notes to Financial Statements (Continued)

Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At September 30, 2022, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Notes to Financial Statements (Continued)

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

Each Fund, other than the U.S. Government Money Market Fund, may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) and/or securities (U.S. Treasury and Agency obligations) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At September 30, 2022, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan and all of the Funds’ cash collateral was invested in the State Street Navigator Securities Lending Government Money Market Portfolio.

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. Income received by the Funds in securities lending transactions during the year ended September 30, 2022, is reflected as securities lending income on the Statement of Operations.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

Notes to Financial Statements (Continued)

Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets or another alternative method.

Foreign Securities

The Global Fund invests a significant amount of its assets in foreign securities and each of the International Equity Fund and Strategic Emerging Markets Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, public health, and diplomatic risks. In addition, fluctuations in currency exchange rates may favorably or unfavorably affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income are either declared daily and paid monthly or declared and paid annually depending on the requirements of each Fund. Dividends from net investment income may also be distributed at other times throughout the year as required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Notes to Financial Statements (Continued)

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3. Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

Fund	Investment Advisory Fee
U.S. Government Money Market Fund	0.35% on the first $1 billion; and
0.33% on any excess over $1 billion
Short-Duration Bond Fund	0.35% on the first $500 million; and
0.30% on any excess over $500 million
Inflation-Protected and Income Fund	0.38% on the first $350 million; and
0.33% on any excess over $350 million
Core Bond Fund	0.38% on the first $1.5 billion;
0.33% on the next $500 million; and
0.28% on any excess over $2 billion
Diversified Bond Fund	0.40% on the first $150 million; and
0.30% on any excess over $150 million
High Yield Fund	0.48% on the first $250 million; and
0.455% on any excess over $250 million
Balanced Fund	0.48% on the first $300 million; and
0.43% on any excess over $300 million
Disciplined Value Fund	0.45% on the first $400 million; and
0.40% on any excess over $400 million
Main Street Fund	0.55% on the first $300 million; and
0.50% on any excess over $300 million
Disciplined Growth Fund	0.45% on the first $400 million; and
0.40% on any excess over $400 million
Small Cap Opportunities Fund	0.58% on the first $300 million; and
0.53% on any excess over $300 million
Global Fund	0.75% on the first $400 million; and
0.70% on any excess over $400 million
International Equity Fund	0.83% on the first $500 million;
0.78% on the next $500 million; and
0.73% on any excess over $1 billion
Strategic Emerging Markets Fund	1.00% on the first $350 million; and
0.95% on any excess over $350 million

Notes to Financial Statements (Continued)

MML Advisers has entered into investment subadvisory agreements with Barings LLC (“Barings”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Barings manage the investment and reinvestment of assets of these Funds. Barings receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:

U.S. Government Money Market Fund	0.05%
Short-Duration Bond Fund*	0.08%
Inflation-Protected and Income Fund*	0.08%
Core Bond Fund*	0.10%
Diversified Bond Fund*	0.10%
High Yield Fund*	0.20%

*	Baring International Investment Limited (“BIIL”) serves as a sub-subadviser of the Fund. BIIL does not receive a fee from Barings under the sub-subadvisory agreement with Barings.

MML Advisers has also entered into investment subadvisory agreements for certain Funds with the unaffiliated investment subadviser(s) shown in the following table. MML Advisers pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of other Funds or accounts of MML Advisers or its affiliates for which the subadviser provides subadvisory services.

Balanced Fund*	Invesco Advisers, Inc.
Disciplined Value Fund	Wellington Management Company LLP
Main Street Fund	Invesco Advisers, Inc.
Disciplined Growth Fund	Wellington Management Company LLP
Small Cap Opportunities Fund	Invesco Advisers, Inc.
Global Fund	Invesco Advisers, Inc.
International Equity Fund	Thompson, Siegel & Walmsley LLC; and
Wellington Management Company LLP
Strategic Emerging Markets Fund	Invesco Advisers, Inc.

*	Invesco Capital Management LLC serves as a sub-subadviser of the Fund.

The Funds’ subadvisory fees are paid monthly by MML Advisers out of the investment advisory fees previously disclosed above.

Notes to Financial Statements (Continued)

Administration Fees

Under an Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3	Class Y	Class L	Class C
U.S. Government Money Market Fund	N/A	0.10%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Short-Duration Bond Fund *	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	0.10%	0.05%	0.05%
Inflation-Protected and Income Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A
Core Bond Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A
Diversified Bond Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A
High Yield Fund **	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	0.05%	N/A	None
Balanced Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A
Disciplined Value Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A
Main Street Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A
Disciplined Growth Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A
Small Cap Opportunities Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A
Global Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A
International Equity Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A
Strategic Emerging Markets Fund	None	0.10%	0.20%	0.30%	0.20%	0.30%	0.20%	N/A	N/A	N/A

*	Effective 12/13/2021, Class Y, Class L, and Class C were added to the Short-Duration Bond Fund.
**	Effective 12/13/2021, Class Y and Class C were added to the High Yield Fund.

Distribution and Service Fees

MML Distributors, LLC acted as distributor to each Fund through December 9, 2021. Effective December 10, 2021, MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund except the Short-Duration Bond Fund and High Yield Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class R4 shares and Class A shares of each Fund except the Short-Duration Bond Fund and High Yield Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of each Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Effective December 10, 2021, ALPS Distributors, Inc. (the “ALPS Distributor”) acts as distributor to the Short-Duration Bond Fund and High Yield Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class R4 shares and Class A shares of each Fund pay an annual fee of 0.25% of the average daily net assets of the class; Class L shares of the Short-Duration Bond Fund pay an annual fee of 0.25% of the average daily net assets of the class; Class R3 shares of each Fund pay an annual fee of 0.50% of the average daily net assets of the class; Class C shares of the Short-Duration Bond Fund pay an annual fee of 0.50% of the average daily net assets of the class; and Class C shares of the High Yield Fund pay an annual fee of 1.00% of the average daily net assets of the class, to the ALPS Distributor. Such payments compensate the ALPS Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to the Short-Duration Bond and High Yield Funds’ shareholders.

Notes to Financial Statements (Continued)

Expense Caps and Waivers

MML Advisers agreed to cap the fees and expenses of the Fund noted below (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses#, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2023, based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class R4	Class A	Class R3
Strategic Emerging Markets Fund	1.15%	1.25%	1.35%	1.45%	1.60%	1.70%	1.85%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.

Effective December 13, 2021, MML Advisers agreed to cap the Fees and Expenses of the Fund noted below (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses#, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2023, based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class Y	Class L	Class C
Short-Duration Bond Fund	0.40%	0.65%	0.90%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.

Effective February 1, 2022, MML Advisers agreed to cap the Fees and Expenses of the Fund noted below (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses#, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2023, based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

Class I
Short-Duration Bond Fund	0.40%

#	Acquired Fund Fees and Expenses are borne indirectly by a Fund through investments in other pooled investment vehicles.

MML Advisers has agreed to waive 0.05% of the investment advisory fee of the International Equity Fund through January 31, 2023.

For the U.S. Government Money Market Fund, MML Advisers has agreed to voluntarily waive some or all of its fees in an attempt to allow the Fund to avoid a negative yield. There is no guarantee that the Fund will be able to avoid a negative yield. Payments made to intermediaries will be unaffected. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Notes to Financial Statements (Continued)

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended September 30, 2022, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Main Street Fund	$691
Small Cap Opportunities Fund	8,011
Global Fund	540
International Equity Fund	952
Strategic Emerging Markets Fund	703

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by related parties at September 30, 2022:

Total % Ownership by Related Party
U.S. Government Money Market Fund	84.1%
Short-Duration Bond Fund	81.5%
Inflation-Protected and Income Fund	77.9%
Core Bond Fund	94.6%
Diversified Bond Fund	87.6%
High Yield Fund	72.3%
Balanced Fund	92.6%
Disciplined Value Fund	97.6%
Main Street Fund	88.5%
Disciplined Growth Fund	97.5%
Small Cap Opportunities Fund	68.1%
Global Fund	93.7%
International Equity Fund	91.5%
Strategic Emerging Markets Fund	96.5%

Notes to Financial Statements (Continued)

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended September 30, 2022, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long- Term Securities	Long-Term U.S. Government Securities	Other Long- Term Securities
Short-Duration Bond Fund	$2,288,000	$153,430,552	$24,281,094	$1,004,987,463
Inflation-Protected and Income Fund	135,302,963	102,173,436	148,656,233	130,415,185
Core Bond Fund	2,102,215,372	156,546,360	2,223,121,953	313,276,327
Diversified Bond Fund	330,564,025	45,356,459	337,625,044	78,177,557
High Yield Fund	—	247,404,825	—	350,321,572
Balanced Fund	263,040,809	50,232,014	270,552,692	62,645,808
Disciplined Value Fund	—	34,113,198	—	57,817,548
Main Street Fund	—	49,696,722	—	83,763,292
Disciplined Growth Fund	—	127,952,911	—	164,729,533
Small Cap Opportunities Fund	—	131,265,675	—	127,592,457
Global Fund	—	29,693,393	—	92,777,463
International Equity Fund	—	29,979,903	—	50,243,250
Strategic Emerging Markets Fund	—	78,312,671	—	74,718,790

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These procedures have been designed to ensure that cross trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. The cross trades disclosed in the table below are included within the respective purchases and sales amounts shown in the table above, as applicable.

	Purchases	Sales	Realized Gain (Loss)
Main Street Fund	$152,336	$29,792	$(8,926)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
U.S. Government Money Market Fund Class R5
Sold	781,822,127	$781,822,127	1,368,358,165	$1,368,358,165
Issued as reinvestment of dividends	837,353	837,353	—	—
Redeemed	(812,910,669)	(812,910,669)	(1,410,773,686)	(1,410,773,686)
Net increase (decrease)	(30,251,189)	$(30,251,189)	(42,415,521)	$(42,415,521)
Short-Duration Bond Fund Class I
Sold	9,538,592	$89,594,012	11,314,327	$113,134,595
Issued as reinvestment of dividends	839,827	7,959,704	801,172	7,859,494
Redeemed	(16,183,012)	(151,880,555)	(9,964,157)	(100,009,574)
Net increase (decrease)	(5,804,593)	$(54,326,839)	2,151,342	$20,984,515

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Short-Duration Bond Fund Class R5
Sold	2,387,996	$22,523,442	9,461,236	$95,545,701
Issued as reinvestment of dividends	245,574	2,345,192	506,052	4,984,608
Redeemed	(5,729,275)	(53,641,189)	(14,315,626)	(143,718,737)
Net increase (decrease)	(3,095,705)	$(28,772,555)	(4,348,338)	$(43,188,428)
Short-Duration Bond Fund Service Class
Sold	628,491	$5,882,695	1,168,072	$11,645,542
Issued as reinvestment of dividends	40,893	394,970	112,610	1,102,450
Redeemed	(1,942,862)	(18,747,022)	(3,501,666)	(35,089,378)
Net increase (decrease)	(1,273,478)	$(12,469,357)	(2,220,984)	$(22,341,386)
Short-Duration Bond Fund Administrative Class
Sold	321,393	$3,009,507	908,251	$8,959,333
Issued as reinvestment of dividends	58,960	553,825	114,062	1,110,963
Redeemed	(842,402)	(7,930,024)	(2,095,558)	(20,819,283)
Net increase (decrease)	(462,049)	$(4,366,692)	(1,073,245)	$(10,748,987)
Short-Duration Bond Fund Class R4
Sold	470,842	$4,437,635	289,584	$2,897,293
Issued as reinvestment of dividends	33,891	319,038	43,799	429,664
Redeemed	(671,014)	(6,463,557)	(313,688)	(3,142,232)
Net increase (decrease)	(166,281)	$(1,706,884)	19,695	$184,725
Short-Duration Bond Fund Class A
Sold	115,731	$1,062,337	1,269,827	$12,555,970
Issued as reinvestment of dividends	57,342	543,782	184,578	1,786,717
Redeemed	(2,933,172)	(28,143,298)	(2,036,583)	(20,091,668)
Net increase (decrease)	(2,760,099)	$(26,537,179)	(582,178)	$(5,748,981)
Short-Duration Bond Fund Class R3
Sold	542,009	$5,222,216	746,864	$7,411,939
Issued as reinvestment of dividends	37,642	352,911	29,386	286,518
Redeemed	(856,233)	(8,009,594)	(384,832)	(3,827,202)
Net increase (decrease)	(276,582)	$(2,434,467)	391,418	$3,871,255
Short-Duration Bond Fund Class Y(a)
Sold	7,740,000	$73,743,410	—	$—
Issued - merger	105,963,965	1,044,804,693	—	—
Issued as reinvestment of dividends	1,459,461	13,490,384	—	—
Redeemed	(89,539,361)	(827,883,085)	—	—
Net increase (decrease)	25,624,065	$304,155,402	—	$—
Short-Duration Bond Fund Class L(a)
Sold	315,609	$2,867,463	—	$—
Issued - merger	12,595,489	123,687,701	—	—
Issued as reinvestment of dividends	244,541	2,228,252	—	—
Redeemed	(4,291,087)	(39,530,940)	—	—
Net increase (decrease)	8,864,552	$89,252,476	—	$—
Short-Duration Bond Fund Class C(a)
Sold	15,238	$145,518	—	$—
Issued - merger	129,438	1,281,438	—	—
Issued as reinvestment of dividends	2,853	26,124	—	—
Redeemed	(21,628)	(197,774)	—	—
Net increase (decrease)	125,901	$1,255,306	—	$—

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Inflation-Protected and Income Fund Class I
Sold	7,415,765	$78,507,396	5,851,897	$65,454,841
Issued as reinvestment of dividends	1,259,144	13,548,394	895,339	9,795,008
Redeemed	(6,919,257)	(72,147,054)	(5,887,606)	(65,711,161)
Net increase (decrease)	1,755,652	$19,908,736	859,630	$9,538,688
Inflation-Protected and Income Fund Class R5
Sold	1,404,620	$15,038,201	3,809,440	$43,055,817
Issued as reinvestment of dividends	606,105	6,527,752	437,010	4,785,258
Redeemed	(3,075,577)	(32,668,634)	(3,679,591)	(41,297,642)
Net increase (decrease)	(1,064,852)	$(11,102,681)	566,859	$6,543,433
Inflation-Protected and Income Fund Service Class
Sold	858,555	$8,950,632	1,738,766	$19,359,727
Issued as reinvestment of dividends	345,118	3,706,567	249,860	2,728,473
Redeemed	(2,755,874)	(29,223,969)	(1,915,535)	(21,329,606)
Net increase (decrease)	(1,552,201)	$(16,566,770)	73,091	$758,594
Inflation-Protected and Income Fund Administrative Class
Sold	278,563	$2,974,650	403,849	$4,518,081
Issued as reinvestment of dividends	73,908	804,115	66,163	731,102
Redeemed	(748,050)	(8,037,456)	(582,687)	(6,536,683)
Net increase (decrease)	(395,579)	$(4,258,691)	(112,675)	$(1,287,500)
Inflation-Protected and Income Fund Class R4
Sold	185,840	$1,899,650	245,284	$2,688,088
Issued as reinvestment of dividends	32,695	342,973	23,505	251,270
Redeemed	(212,414)	(2,201,100)	(191,655)	(2,088,059)
Net increase (decrease)	6,121	$41,523	77,134	$851,299
Inflation-Protected and Income Fund Class A
Sold	258,612	$2,697,801	802,187	$8,812,023
Issued as reinvestment of dividends	77,312	819,512	109,424	1,177,400
Redeemed	(549,032)	(5,706,564)	(1,700,291)	(18,617,293)
Net increase (decrease)	(213,108)	$(2,189,251)	(788,680)	$(8,627,870)
Inflation-Protected and Income Fund Class R3
Sold	82,014	$845,857	83,435	$907,659
Issued as reinvestment of dividends	18,391	193,469	14,043	150,543
Redeemed	(98,190)	(990,431)	(126,997)	(1,382,108)
Net increase (decrease)	2,215	$48,895	(29,519)	$(323,906)
Core Bond Fund Class I
Sold	13,413,455	$137,803,193	16,653,807	$188,190,430
Issued as reinvestment of dividends	2,182,908	23,771,867	4,167,301	46,632,100
Redeemed	(22,184,007)	(223,250,698)	(28,439,937)	(320,231,055)
Net increase (decrease)	(6,587,644)	$(61,675,638)	(7,618,829)	$(85,408,525)
Core Bond Fund Class R5
Sold	1,178,969	$12,370,552	10,236,824	$117,437,456
Issued as reinvestment of dividends	953,902	10,426,152	1,788,905	20,107,290
Redeemed	(14,315,674)	(151,113,981)	(12,140,353)	(137,496,064)
Net increase (decrease)	(12,182,803)	$(128,317,277)	(114,624)	$48,682
Core Bond Fund Service Class
Sold	571,827	$5,798,981	1,069,398	$12,063,952
Issued as reinvestment of dividends	159,377	1,734,027	284,195	3,177,296
Redeemed	(1,812,863)	(19,575,897)	(3,444,936)	(39,824,021)
Net increase (decrease)	(1,081,659)	$(12,042,889)	(2,091,343)	$(24,582,773)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Core Bond Fund Administrative Class
Sold	528,630	$5,307,581	2,297,149	$25,464,680
Issued as reinvestment of dividends	158,847	1,712,376	404,698	4,484,059
Redeemed	(1,701,690)	(17,594,089)	(4,427,609)	(48,873,052)
Net increase (decrease)	(1,014,213)	$(10,574,132)	(1,725,762)	$(18,924,313)
Core Bond Fund Class R4
Sold	151,850	$1,570,249	291,135	$3,207,885
Issued as reinvestment of dividends	20,840	221,532	54,912	599,635
Redeemed	(690,167)	(7,036,143)	(490,668)	(5,366,976)
Net increase (decrease)	(517,477)	$(5,244,362)	(144,621)	$(1,559,456)
Core Bond Fund Class A
Sold	230,904	$2,331,378	731,994	$8,141,366
Issued as reinvestment of dividends	157,953	1,691,678	289,572	3,188,192
Redeemed	(2,891,546)	(29,576,861)	(989,634)	(10,941,076)
Net increase (decrease)	(2,502,689)	$(25,553,805)	31,932	$388,482
Core Bond Fund Class R3
Sold	3,672	$37,851	16,348	$185,825
Issued as reinvestment of dividends	679	7,500	4,061	45,768
Redeemed	(16,151)	(166,103)	(63,921)	(725,733)
Net increase (decrease)	(11,800)	$(120,752)	(43,512)	$(494,140)
Diversified Bond Fund Class I
Sold	1,369,276	$14,673,711	2,703,078	$30,083,341
Issued as reinvestment of dividends	394,734	4,290,758	630,975	6,953,342
Redeemed	(3,154,152)	(31,728,994)	(1,941,314)	(21,784,551)
Net increase (decrease)	(1,390,142)	$(12,764,525)	1,392,739	$15,252,132
Diversified Bond Fund Class R5
Sold	2,196,079	$20,968,172	2,025,031	$20,776,714
Issued as reinvestment of dividends	337,528	3,344,900	546,240	5,506,098
Redeemed	(3,165,698)	(30,432,531)	(2,232,048)	(23,120,105)
Net increase (decrease)	(632,091)	$(6,119,459)	339,223	$3,162,707
Diversified Bond Fund Service Class
Sold	105,984	$1,024,332	236,456	$2,444,587
Issued as reinvestment of dividends	34,086	343,585	82,657	846,408
Redeemed	(667,746)	(6,736,430)	(315,320)	(3,316,397)
Net increase (decrease)	(527,676)	$(5,368,513)	3,793	$(25,402)
Diversified Bond Fund Administrative Class
Sold	129,265	$1,218,744	268,813	$2,789,223
Issued as reinvestment of dividends	44,225	445,350	97,055	993,842
Redeemed	(389,043)	(3,727,427)	(760,386)	(8,074,953)
Net increase (decrease)	(215,553)	$(2,063,333)	(394,518)	$(4,291,888)
Diversified Bond Fund Class R4
Sold	159,970	$1,493,701	96,925	$997,128
Issued as reinvestment of dividends	17,243	171,228	44,948	453,530
Redeemed	(223,721)	(2,154,005)	(223,278)	(2,298,659)
Net increase (decrease)	(46,508)	$(489,076)	(81,405)	$(848,001)
Diversified Bond Fund Class A
Sold	221,388	$2,162,082	112,929	$1,178,645
Issued as reinvestment of dividends	29,304	295,969	87,721	900,019
Redeemed	(526,725)	(4,999,431)	(687,447)	(7,206,763)
Net increase (decrease)	(276,033)	$(2,541,380)	(486,797)	$(5,128,099)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Diversified Bond Fund Class R3
Sold	99,675	$956,648	104,551	$1,067,685
Issued as reinvestment of dividends	2,724	27,352	22,490	226,697
Redeemed	(254,107)	(2,593,268)	(179,500)	(1,864,291)
Net increase (decrease)	(151,708)	$(1,609,268)	(52,459)	$(569,909)
High Yield Fund Class I
Sold	8,169,260	$69,464,603	7,404,898	$66,535,958
Issued - merger	1,375,342	12,144,267	—	—
Issued as reinvestment of dividends	3,809,711	32,354,339	2,408,156	20,878,712
Redeemed	(19,569,351)	(163,590,961)	(15,685,768)	(141,010,874)
Net increase (decrease)	(6,215,038)	$(49,627,752)	(5,872,714)	$(53,596,204)
High Yield Fund Class R5
Sold	755,587	$6,391,190	1,146,409	$10,403,455
Issued as reinvestment of dividends	490,843	4,191,445	299,321	2,613,072
Redeemed	(1,535,247)	(13,224,013)	(2,154,177)	(19,524,453)
Net increase (decrease)	(288,817)	$(2,641,378)	(708,447)	$(6,507,926)
High Yield Fund Service Class
Sold	600,486	$5,052,275	698,534	$6,339,574
Issued as reinvestment of dividends	318,088	2,713,910	196,929	1,719,188
Redeemed	(994,693)	(8,187,913)	(1,705,873)	(15,497,169)
Net increase (decrease)	(76,119)	$(421,728)	(810,410)	$(7,438,407)
High Yield Fund Administrative Class
Sold	450,640	$3,844,496	834,873	$7,437,069
Issued as reinvestment of dividends	224,352	1,894,628	148,142	1,271,060
Redeemed	(1,428,590)	(12,068,127)	(1,228,296)	(10,979,079)
Net increase (decrease)	(753,598)	$(6,329,003)	(245,281)	$(2,270,950)
High Yield Fund Class R4
Sold	1,059,130	$8,615,794	1,020,482	$8,864,340
Issued as reinvestment of dividends	423,083	3,481,037	239,764	2,023,612
Redeemed	(1,471,523)	(11,968,371)	(1,733,360)	(15,173,335)
Net increase (decrease)	10,690	$128,460	(473,114)	$(4,285,383)
High Yield Fund Class A
Sold	154,580	$1,292,526	403,114	$3,549,679
Issued as reinvestment of dividends	127,369	1,069,955	141,016	1,207,095
Redeemed	(587,082)	(4,827,801)	(1,973,127)	(17,579,345)
Net increase (decrease)	(305,133)	$(2,465,320)	(1,428,997)	$(12,822,571)
High Yield Fund Class R3
Sold	634,901	$5,415,398	665,488	$5,949,785
Issued as reinvestment of dividends	325,984	2,769,029	185,002	1,607,669
Redeemed	(1,148,996)	(9,739,395)	(1,345,596)	(11,992,499)
Net increase (decrease)	(188,111)	$(1,554,968)	(495,106)	$(4,435,045)
High Yield Fund Class Y(a)
Sold	6,369,339	$50,378,585	—	$—
Issued - merger	4,511,139	39,968,695	—	—
Issued as reinvestment of dividends	247,832	1,952,871	—	—
Redeemed	(7,922,463)	(61,394,029)	—	—
Net increase (decrease)	3,205,847	$30,906,122	—	$—

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
High Yield Fund Class C(a)
Sold	—	$—	—	$—
Issued - merger	11,017	97,945	—	—
Issued as reinvestment of dividends	—	—	—	—
Redeemed	—	(1)	—	—
Net increase (decrease)	11,017	$97,944	—	$—
Balanced Fund Class I
Sold	583,329	$6,761,538	1,406,473	$18,789,282
Issued as reinvestment of dividends	1,105,928	13,083,127	121,303	1,547,830
Redeemed	(848,442)	(9,734,190)	(1,138,785)	(15,866,883)
Net increase (decrease)	840,815	$10,110,475	388,991	$4,470,229
Balanced Fund Class R5
Sold	259,267	$2,881,039	201,850	$2,720,179
Issued as reinvestment of dividends	798,169	9,442,345	110,326	1,408,864
Redeemed	(801,604)	(9,000,989)	(945,182)	(12,725,238)
Net increase (decrease)	255,832	$3,322,395	(633,006)	$(8,596,195)
Balanced Fund Service Class
Sold	47,848	$603,506	66,513	$1,002,028
Issued as reinvestment of dividends	173,178	2,211,487	19,900	269,648
Redeemed	(157,905)	(2,025,826)	(65,078)	(972,493)
Net increase (decrease)	63,121	$789,167	21,335	$299,183
Balanced Fund Administrative Class
Sold	124,349	$1,402,315	80,825	$1,102,359
Issued as reinvestment of dividends	152,965	1,821,814	15,210	195,297
Redeemed	(135,040)	(1,423,948)	(51,126)	(708,371)
Net increase (decrease)	142,274	$1,800,181	44,909	$589,285
Balanced Fund Class R4
Sold	84,911	$911,710	546,980	$6,991,241
Issued as reinvestment of dividends	124,485	1,404,186	7,862	96,702
Redeemed	(142,875)	(1,604,420)	(371,485)	(4,985,010)
Net increase (decrease)	66,521	$711,476	183,357	$2,102,933
Balanced Fund Class A
Sold	97,156	$1,084,955	120,375	$1,567,683
Issued as reinvestment of dividends	410,371	4,694,644	64,884	806,506
Redeemed	(587,529)	(6,906,385)	(893,475)	(12,043,785)
Net increase (decrease)	(80,002)	$(1,126,786)	(708,216)	$(9,669,596)
Balanced Fund Class R3
Sold	188,466	$2,328,158	488,069	$6,203,935
Issued as reinvestment of dividends	295,452	3,309,059	16,465	201,693
Redeemed	(318,552)	(3,322,771)	(232,545)	(3,026,890)
Net increase (decrease)	165,366	$2,314,446	271,989	$3,378,738
Disciplined Value Fund Class I
Sold	325,438	$5,227,257	392,553	$5,437,291
Issued as reinvestment of dividends	372,842	5,421,119	39,626	527,416
Redeemed	(622,780)	(9,509,654)	(188,241)	(2,686,622)
Net increase (decrease)	75,500	$1,138,722	243,938	$3,278,085

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Disciplined Value Fund Class R5
Sold	95,062	$1,410,856	179,709	$2,702,284
Issued as reinvestment of dividends	347,513	5,073,685	50,636	675,986
Redeemed	(1,004,293)	(15,285,571)	(732,062)	(11,012,890)
Net increase (decrease)	(561,718)	$(8,801,030)	(501,717)	$(7,634,620)
Disciplined Value Fund Service Class
Sold	250,124	$3,522,837	137,085	$2,044,539
Issued as reinvestment of dividends	188,945	2,728,368	17,881	236,749
Redeemed	(456,463)	(6,393,245)	(127,639)	(1,844,598)
Net increase (decrease)	(17,394)	$(142,040)	27,327	$436,690
Disciplined Value Fund Administrative Class
Sold	17,324	$250,635	29,152	$434,407
Issued as reinvestment of dividends	18,323	272,646	6,106	82,862
Redeemed	(43,375)	(604,693)	(278,629)	(4,059,266)
Net increase (decrease)	(7,728)	$(81,412)	(243,371)	$(3,541,997)
Disciplined Value Fund Class R4
Sold	19,082	$270,387	37,896	$581,902
Issued as reinvestment of dividends	32,959	465,386	3,862	50,170
Redeemed	(115,640)	(1,633,356)	(99,745)	(1,490,875)
Net increase (decrease)	(63,599)	$(897,583)	(57,987)	$(858,803)
Disciplined Value Fund Class A
Sold	55,112	$778,313	71,172	$1,036,315
Issued as reinvestment of dividends	77,138	1,099,990	7,378	96,647
Redeemed	(203,328)	(2,799,432)	(124,043)	(1,795,340)
Net increase (decrease)	(71,078)	$(921,129)	(45,493)	$(662,378)
Disciplined Value Fund Class R3
Sold	125,204	$1,739,808	74,425	$1,142,069
Issued as reinvestment of dividends	51,681	745,764	4,790	63,371
Redeemed	(171,632)	(2,440,008)	(110,516)	(1,586,766)
Net increase (decrease)	5,253	$45,564	(31,301)	$(381,326)
Main Street Fund Class I
Sold	360,142	$4,220,935	479,639	$6,194,516
Issued as reinvestment of dividends	470,567	5,755,032	86,188	1,017,015
Redeemed	(2,480,929)	(25,410,145)	(1,253,441)	(15,761,440)
Net increase (decrease)	(1,650,220)	$(15,434,178)	(687,614)	$(8,549,909)
Main Street Fund Class R5
Sold	301,020	$3,654,303	459,010	$5,868,428
Issued as reinvestment of dividends	788,626	9,637,008	125,727	1,482,317
Redeemed	(1,041,366)	(12,394,835)	(1,224,918)	(15,641,930)
Net increase (decrease)	48,280	$896,476	(640,181)	$(8,291,185)
Main Street Fund Service Class
Sold	58	$691	4,528	$56,415
Issued as reinvestment of dividends	204	2,635	24	297
Redeemed	(74)	(926)	(9,095)	(113,505)
Net increase (decrease)	188	$2,400	(4,543)	$(56,793)
Main Street Fund Administrative Class
Sold	112,656	$1,304,153	146,525	$1,944,962
Issued as reinvestment of dividends	419,984	5,132,204	55,665	656,288
Redeemed	(316,305)	(3,574,101)	(345,355)	(4,379,914)
Net increase (decrease)	216,335	$2,862,256	(143,165)	$(1,778,664)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Main Street Fund Class R4
Sold	44,028	$502,890	109,189	$1,272,793
Issued as reinvestment of dividends	147,249	1,737,533	18,078	207,357
Redeemed	(130,016)	(1,480,156)	(104,309)	(1,272,393)
Net increase (decrease)	61,261	$760,267	22,958	$207,757
Main Street Fund Class A
Sold	72,249	$815,139	66,238	$833,409
Issued as reinvestment of dividends	182,736	2,187,353	27,948	323,920
Redeemed	(144,179)	(1,679,811)	(412,780)	(5,116,950)
Net increase (decrease)	110,806	$1,322,681	(318,594)	$(3,959,621)
Main Street Fund Class R3
Sold	3,180	$35,989	4,781	$60,525
Issued as reinvestment of dividends	17,519	210,581	2,859	33,250
Redeemed	(29,486)	(387,433)	(24,726)	(328,416)
Net increase (decrease)	(8,787)	$(140,863)	(17,086)	$(234,641)
Disciplined Growth Fund Class I
Sold	797,183	$10,205,610	639,324	$9,007,085
Issued as reinvestment of dividends	1,290,815	14,211,876	124,790	1,624,765
Redeemed	(1,637,958)	(15,944,820)	(1,526,392)	(21,370,721)
Net increase (decrease)	450,040	$8,472,666	(762,278)	$(10,738,871)
Disciplined Growth Fund Class R5
Sold	3,073,807	$28,138,273	1,274,661	$18,226,325
Issued as reinvestment of dividends	3,616,036	39,812,555	370,101	4,826,119
Redeemed	(3,900,357)	(39,089,309)	(2,541,615)	(35,435,122)
Net increase (decrease)	2,789,486	$28,861,519	(896,853)	$(12,382,678)
Disciplined Growth Fund Service Class
Sold	188,135	$1,893,234	154,566	$2,147,853
Issued as reinvestment of dividends	905,118	10,037,758	85,731	1,123,937
Redeemed	(825,060)	(7,721,836)	(597,590)	(8,443,917)
Net increase (decrease)	268,193	$4,209,156	(357,293)	$(5,172,127)
Disciplined Growth Fund Administrative Class
Sold	270,634	$3,100,929	292,361	$4,323,669
Issued as reinvestment of dividends	1,258,369	14,282,484	116,977	1,558,139
Redeemed	(692,074)	(6,912,024)	(951,357)	(13,678,523)
Net increase (decrease)	836,929	$10,471,389	(542,019)	$(7,796,715)
Disciplined Growth Fund Class R4
Sold	120,870	$1,151,991	115,803	$1,556,859
Issued as reinvestment of dividends	429,454	4,483,496	82,193	1,039,743
Redeemed	(491,209)	(5,580,846)	(1,676,574)	(23,437,150)
Net increase (decrease)	59,115	$54,641	(1,478,578)	$(20,840,548)
Disciplined Growth Fund Class A
Sold	575,956	$7,817,737	135,936	$1,926,946
Issued as reinvestment of dividends	1,124,079	11,937,715	88,569	1,133,688
Redeemed	(1,451,871)	(14,531,531)	(701,696)	(9,677,601)
Net increase (decrease)	248,164	$5,223,921	(477,191)	$(6,616,967)
Disciplined Growth Fund Class R3
Sold	117,386	$1,129,542	80,112	$1,127,584
Issued as reinvestment of dividends	207,648	2,151,233	19,722	248,888
Redeemed	(94,087)	(879,840)	(239,158)	(3,528,032)
Net increase (decrease)	230,947	$2,400,935	(139,324)	$(2,151,560)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Small Cap Opportunities Fund Class I
Sold	3,560,465	$59,039,950	2,152,649	$38,139,924
Issued as reinvestment of dividends	441,840	7,864,749	230,205	3,678,677
Redeemed	(1,713,538)	(28,680,672)	(813,878)	(14,609,175)
Net increase (decrease)	2,288,767	$38,224,027	1,568,976	$27,209,426
Small Cap Opportunities Fund Class R5
Sold	1,630,887	$26,809,693	1,782,293	$32,569,439
Issued as reinvestment of dividends	722,281	12,813,268	516,508	8,238,297
Redeemed	(2,395,956)	(39,516,393)	(1,780,475)	(31,483,776)
Net increase (decrease)	(42,788)	$106,568	518,326	$9,323,960
Small Cap Opportunities Fund Service Class
Sold	228,524	$4,005,208	265,393	$4,861,794
Issued as reinvestment of dividends	118,166	2,089,184	96,039	1,528,937
Redeemed	(506,435)	(9,168,851)	(310,359)	(5,556,779)
Net increase (decrease)	(159,745)	$(3,074,459)	51,073	$833,952
Small Cap Opportunities Fund Administrative Class
Sold	204,033	$3,351,154	439,053	$7,704,558
Issued as reinvestment of dividends	141,420	2,480,508	109,361	1,730,097
Redeemed	(292,309)	(4,855,655)	(496,159)	(8,753,528)
Net increase (decrease)	53,144	$976,007	52,255	$681,127
Small Cap Opportunities Fund Class R4
Sold	196,508	$3,132,036	271,003	$4,374,138
Issued as reinvestment of dividends	89,334	1,502,600	57,740	881,116
Redeemed	(258,800)	(4,219,191)	(176,521)	(2,934,652)
Net increase (decrease)	27,042	$415,445	152,222	$2,320,602
Small Cap Opportunities Fund Class A
Sold	286,957	$4,805,462	686,520	$12,099,261
Issued as reinvestment of dividends	310,701	5,263,274	246,828	3,793,745
Redeemed	(720,194)	(11,833,870)	(1,099,614)	(19,004,890)
Net increase (decrease)	(122,536)	$(1,765,134)	(166,266)	$(3,111,884)
Small Cap Opportunities Fund Class R3
Sold	136,352	$2,130,193	326,200	$5,702,286
Issued as reinvestment of dividends	56,530	937,828	31,666	478,467
Redeemed	(186,320)	(3,015,266)	(279,793)	(4,791,893)
Net increase (decrease)	6,562	$52,755	78,073	$1,388,860
Global Fund Class I
Sold	848,523	$13,579,794	1,313,419	$22,920,566
Issued as reinvestment of dividends	613,916	10,688,280	254,998	4,141,170
Redeemed	(1,470,123)	(22,515,968)	(1,295,254)	(22,679,641)
Net increase (decrease)	(7,684)	$1,752,106	273,163	$4,382,095
Global Fund Class R5
Sold	418,509	$6,237,265	401,475	$6,972,197
Issued as reinvestment of dividends	732,144	12,739,313	372,971	6,060,786
Redeemed	(2,366,211)	(37,889,643)	(1,442,933)	(25,014,770)
Net increase (decrease)	(1,215,558)	$(18,913,065)	(668,487)	$(11,981,787)
Global Fund Service Class
Sold	137,949	$1,951,020	74,171	$1,259,308
Issued as reinvestment of dividends	49,980	859,154	20,921	336,406
Redeemed	(84,470)	(1,159,810)	(83,980)	(1,416,983)
Net increase (decrease)	103,459	$1,650,364	11,112	$178,731

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Global Fund Administrative Class
Sold	259,119	$3,956,938	442,561	$7,686,685
Issued as reinvestment of dividends	534,705	9,271,798	258,714	4,196,349
Redeemed	(1,207,946)	(18,496,842)	(1,343,322)	(23,224,861)
Net increase (decrease)	(414,122)	$(5,268,106)	(642,047)	$(11,341,827)
Global Fund Class R4
Sold	128,917	$1,796,658	400,107	$7,058,217
Issued as reinvestment of dividends	103,055	1,722,056	32,263	507,173
Redeemed	(266,655)	(3,921,471)	(159,210)	(2,734,225)
Net increase (decrease)	(34,683)	$(402,757)	273,160	$4,831,165
Global Fund Class A
Sold	46,511	$665,076	169,535	$2,824,043
Issued as reinvestment of dividends	119,045	2,022,576	79,531	1,270,108
Redeemed	(354,684)	(5,114,524)	(739,313)	(13,056,319)
Net increase (decrease)	(189,128)	$(2,426,872)	(490,247)	$(8,962,168)
Global Fund Class R3
Sold	145,257	$2,028,145	395,700	$7,355,077
Issued as reinvestment of dividends	88,708	1,492,945	34,097	540,776
Redeemed	(206,905)	(2,970,801)	(352,878)	(6,206,358)
Net increase (decrease)	27,060	$550,289	76,919	$1,689,495
International Equity Fund Class I
Sold	3,627,614	$30,778,331	4,384,179	$45,420,608
Issued as reinvestment of dividends	1,228,678	10,922,947	3,875,666	36,392,504
Redeemed	(4,482,020)	(39,403,116)	(6,703,534)	(67,994,400)
Net increase (decrease)	374,272	$2,298,162	1,556,311	$13,818,712
International Equity Fund Class R5
Sold	190,346	$1,652,319	358,016	$3,796,054
Issued as reinvestment of dividends	614,052	5,465,065	2,331,454	21,915,668
Redeemed	(1,516,465)	(13,795,210)	(2,360,681)	(24,560,798)
Net increase (decrease)	(712,067)	$(6,677,826)	328,789	$1,150,924
International Equity Fund Service Class
Sold	23,291	$205,086	27,728	$298,533
Issued as reinvestment of dividends	46,267	410,850	160,439	1,504,920
Redeemed	(46,201)	(406,675)	(189,874)	(2,087,907)
Net increase (decrease)	23,357	$209,261	(1,707)	$(284,454)
International Equity Fund Administrative Class
Sold	78,185	$670,999	24,694	$274,716
Issued as reinvestment of dividends	33,225	292,378	130,844	1,216,848
Redeemed	(33,577)	(301,432)	(185,817)	(1,982,890)
Net increase (decrease)	77,833	$661,945	(30,279)	$(491,326)
International Equity Fund Class R4
Sold	5,923	$48,552	15,293	$149,199
Issued as reinvestment of dividends	21,570	176,442	86,724	756,235
Redeemed	(94,644)	(799,568)	(83,038)	(775,755)
Net increase (decrease)	(67,151)	$(574,574)	18,979	$129,679
International Equity Fund Class A
Sold	94,579	$772,548	186,950	$1,995,323
Issued as reinvestment of dividends	177,714	1,476,804	801,741	7,087,390
Redeemed	(376,008)	(3,346,694)	(1,015,711)	(10,022,830)
Net increase (decrease)	(103,715)	$(1,097,342)	(27,020)	$(940,117)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
International Equity Fund Class R3
Sold	115,011	$909,339	28,888	$274,012
Issued as reinvestment of dividends	35,930	290,312	99,712	861,510
Redeemed	(80,736)	(638,057)	(75,969)	(797,072)
Net increase (decrease)	70,205	$561,594	52,631	$338,450
Strategic Emerging Markets Fund Class I
Sold	3,501,599	$37,016,801	2,622,168	$41,148,451
Issued as reinvestment of dividends	1,756,354	21,234,316	183,464	2,772,142
Redeemed	(2,964,568)	(31,914,655)	(5,090,734)	(79,909,183)
Net increase (decrease)	2,293,385	$26,336,462	(2,285,102)	$(35,988,590)
Strategic Emerging Markets Fund Class R5
Sold	49,571	$589,756	14,440	$232,990
Issued as reinvestment of dividends	29,044	357,246	3,223	49,442
Redeemed	(230,169)	(2,136,989)	(74,842)	(1,202,244)
Net increase (decrease)	(151,554)	$(1,189,987)	(57,179)	$(919,812)
Strategic Emerging Markets Fund Service Class
Sold	62,038	$687,884	14,307	$224,109
Issued as reinvestment of dividends	26,092	315,974	2,548	38,555
Redeemed	(72,795)	(660,154)	(54,988)	(842,650)
Net increase (decrease)	15,335	$343,704	(38,133)	$(579,986)
Strategic Emerging Markets Fund Administrative Class
Sold	24,125	$279,637	12,632	$196,725
Issued as reinvestment of dividends	11,756	142,830	1,087	16,503
Redeemed	(75,597)	(885,854)	(20,157)	(312,538)
Net increase (decrease)	(39,716)	$(463,387)	(6,438)	$(99,310)
Strategic Emerging Markets Fund Class R4
Sold	4,015	$40,960	11,717	$181,454
Issued as reinvestment of dividends	4,781	57,377	1,420	21,224
Redeemed	(1,146)	(12,483)	(77,503)	(1,163,663)
Net increase (decrease)	7,650	$85,854	(64,366)	$(960,985)
Strategic Emerging Markets Fund Class A
Sold	23,059	$251,192	38,039	$591,287
Issued as reinvestment of dividends	6,386	77,403	2,297	34,506
Redeemed	(55,338)	(533,081)	(151,455)	(2,434,965)
Net increase (decrease)	(25,893)	$(204,486)	(111,119)	$(1,809,172)
Strategic Emerging Markets Fund Class R3
Sold	32,520	$340,196	17,182	$256,630
Issued as reinvestment of dividends	12,582	149,473	1,166	17,356
Redeemed	(53,655)	(500,353)	(17,804)	(271,856)
Net increase (decrease)	(8,553)	$(10,684)	544	$2,130

(a)	Commenced operations on December 13, 2021.

Notes to Financial Statements (Continued)

Unless waived, purchases of Class A and Class L shares are subject to a front-end sales charge of up to 5.50% and 2.00%, respectively, of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor or ALPS Distributor, as applicable. The Distributor and/or ALPS Distributor, as applicable, retained the following amounts during the period ended September 30, 2022:

Front-End Sales Charges Retained by Distributor
Inflation-Protected and Income Fund	$113
Main Street Fund	209
Disciplined Growth Fund	6
Small Cap Opportunities Fund	100
Global Fund	174

Unless waived, redemptions of Class A and Class L shares made within 18 months of purchase from initial investments of $1 million or more, or $250,000 or more, respectively, are subject to a contingent deferred sales charge of 1.00% and 0.50% of the amount redeemed, and redemptions of Class C shares made within 12 months of purchase are subject to a contingent deferred sales charge of 0.50% or 1.00% of the amount redeemed. The Distributor and/or ALPS Distributor, as applicable, receives all contingent deferred sales charges. For the year ended September 30, 2022, no amounts have been retained by the Distributor or ALPS Distributor.

With respect to Class A, Class L, and Class C shares, the Distributor and ALPS Distributor, as applicable, may pay an up-front concession or commission to financial intermediaries through which sales are made as described in the Funds’ Prospectus.

6.	Federal Income Tax Information

At September 30, 2022, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
U.S. Government Money Market Fund	$208,416,681	$—	$—	$—
Short-Duration Bond Fund	583,596,553	816,598	(84,520,267)	(83,703,669)
Inflation-Protected and Income Fund	322,897,466	1,220,242	(21,897,845)	(20,677,603)
Core Bond Fund	914,966,568	1,946,631	(121,906,658)	(119,960,027)
Diversified Bond Fund	191,635,256	336,957	(28,284,538)	(27,947,581)
High Yield Fund	461,932,138	623,643	(70,940,528)	(70,316,885)
Balanced Fund	136,260,294	2,635,558	(17,134,402)	(14,498,844)
Disciplined Value Fund	73,774,838	4,513,111	(10,930,301)	(6,417,190)
Main Street Fund	66,672,093	7,565,508	(7,115,882)	449,626
Disciplined Growth Fund	169,220,056	6,184,860	(19,791,117)	(13,606,257)
Small Cap Opportunities Fund	291,900,312	31,734,508	(27,305,456)	4,429,052
Global Fund	145,214,997	62,969,461	(15,381,336)	47,588,125
International Equity Fund	136,494,414	2,867,524	(24,956,883)	(22,089,359)
Strategic Emerging Markets Fund	140,873,390	1,662,756	(34,392,403)	(32,729,647)

Note: The aggregate cost for investments for the U.S. Government Money Market Fund at September 30, 2022, is the same for financial reporting and federal income tax purposes.

Notes to Financial Statements (Continued)

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. Capital losses may be carried forward indefinitely, and retain the character of the original loss.

At September 30, 2022, the following Fund(s) had accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Short-Duration Bond Fund	$49,199,763	$41,158,444
Inflation-Protected and Income Fund	6,846,961	—
Diversified Bond Fund	5,436,055	4,716,603
High Yield Fund	7,608,905	33,726,295
Balanced Fund	232,692	777,617

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2022, post-October capital losses:

	Post-October Loss	Post-October Currency Loss
Core Bond Fund	$50,365,314	$—
Strategic Emerging Markets Fund	10,572,096	—

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2022, late year ordinary losses:

Amount
Global Fund	$189,342
Strategic Emerging Markets Fund	849,349

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2022, was as follows:

	Ordinary Income	Long Term Capital Gain
U.S. Government Money Market Fund	$837,585	$—
Short-Duration Bond Fund	30,089,567	—
Inflation-Protected and Income Fund	23,613,797	2,361,296
Core Bond Fund	24,656,188	16,653,803
Diversified Bond Fund	6,737,343	2,182,192
High Yield Fund	50,657,370	—
Balanced Fund	18,681,318	17,287,108
Disciplined Value Fund	15,760,578	46,424
Main Street Fund	4,247,162	20,444,959
Disciplined Growth Fund	26,973,675	69,943,442
Small Cap Opportunities Fund	6,448,984	26,737,612
Global Fund	—	38,797,066
International Equity Fund	13,655,842	5,380,698
Strategic Emerging Markets Fund	2,721,355	19,628,043

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2021, was as follows:

	Ordinary Income	Long Term Capital Gain
Short-Duration Bond Fund	$17,574,671	$—
Inflation-Protected and Income Fund	19,482,741	136,657
Core Bond Fund	73,365,061	4,869,570
Diversified Bond Fund	12,237,128	3,642,808
High Yield Fund	31,328,119	—
Balanced Fund	2,378,437	2,148,296
Disciplined Value Fund	1,733,201	—
Main Street Fund	1,282,705	2,441,294
Disciplined Growth Fund	959,344	10,595,935
Small Cap Opportunities Fund	1,308,592	19,106,651
Global Fund	—	17,053,155
International Equity Fund	12,178,079	57,558,476
Strategic Emerging Markets Fund	—	2,951,373

The following Fund(s) have elected to pass through the foreign tax credit for the year ended September 30, 2022:

Amount
International Equity Fund	$212,246
Strategic Emerging Markets Fund	402,908

Notes to Financial Statements (Continued)

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2022, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses, deferred Trustee compensation, and other temporary basis adjustments.

At September 30, 2022, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total
U.S. Government Money Market Fund	$—	$—	$(44,649)	$—	$(44,649)
Short-Duration Bond Fund	384,318	(90,358,207)	(50,505)	(83,703,669)	(173,728,063)
Inflation-Protected and Income Fund	8,522,311	(6,846,961)	(26,878)	(38,718,663)	(37,070,191)
Core Bond Fund	19,740,472	—	(50,497,376)	(119,960,027)	(150,716,931)
Diversified Bond Fund	4,225,369	(10,152,658)	(17,501)	(27,972,821)	(33,917,611)
High Yield Fund	212,718	(41,335,200)	(29,293)	(70,352,511)	(111,504,286)
Balanced Fund	1,332,769	(1,010,309)	(14,427)	(14,498,844)	(14,190,811)
Disciplined Value Fund	4,176,210	2,978,922	(22,076)	(6,417,190)	715,866
Main Street Fund	473,949	7,963,401	(13,832)	449,251	8,872,769
Disciplined Growth Fund	32,612	7,459,036	(27,563)	(13,606,257)	(6,142,172)
Small Cap Opportunities Fund	2,365,235	1,470,540	(21,599)	4,429,052	8,243,228
Global Fund	—	43,426,642	(221,084)	47,253,280	90,458,838
International Equity Fund	1,563,956	5,591,169	(51,863)	(22,171,244)	(15,067,982)
Strategic Emerging Markets Fund	—	—	(11,435,372)	(32,930,018)	(44,365,390)

During the year ended September 30, 2022, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
U.S. Government Money Market Fund	$(294)	$(1,133)	$1,427
Short-Duration Bond Fund	11,519,205	(20,657,468)	9,138,263
Inflation-Protected and Income Fund	16,916	(904,988)	888,072
Core Bond Fund	—	(2,262,765)	2,262,765
Diversified Bond Fund	1	395,740	(395,741)
High Yield Fund	2,783,792	(2,880,024)	96,232
Balanced Fund	42,920	(190,729)	147,809
Disciplined Value Fund	—	(10,635)	10,635
Main Street Fund	(100)	(95,523)	95,623
Disciplined Growth Fund	—	(68,757)	68,757
Small Cap Opportunities Fund	(51,320)	(1,395,690)	1,447,010
Global Fund	(1,831,094)	(62,544)	1,893,638
International Equity Fund	—	(126,289)	126,289
Strategic Emerging Markets Fund	684,469	(985,921)	301,452

Notes to Financial Statements (Continued)

The Funds did not have any unrecognized tax benefits at September 30, 2022, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2022, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7. Acquisition of Barings Active Short Duration Bond Fund and Barings U.S. High Yield Fund

Effective December 13, 2021, the Barings Active Short Duration Bond Fund and Barings U.S. High Yield Fund merged into the Short-Duration Bond Fund and the High Yield Fund, respectively, pursuant to the terms of an Agreement and Plan of Reorganization.

The Barings Active Short Duration Bond Fund’s assets and liabilities were transferred to the Short-Duration Bond Fund in return for shares of the Short-Duration Bond Fund. The acquisition was accomplished by a tax-free exchange of the Short-Duration Bond Fund in the following amounts:

Barings Active Short Duration Bond Fund Share Class	Shares of the Barings Active Short Duration Bond Fund Prior to Reorganization	Conversion Ratio	Value of Shares Issued by the Barings Active Short Duration Bond Fund	Short-Duration Bond Fund Share Class	Shares Issued by the Short-Duration Bond Fund
Class A*	4,392,646	—	$—	—	—
Class Y	106,455,197	0.99538555	1,044,804,693	Class Y	105,963,965
Class L*	8,198,861	1.00024649	123,687,701	Class L	12,595,489
Class C	130,547	0.99150687	1,281,438	Class C	129,438
	119,177,251		$1,169,773,832		118,688,892

*	Class A shares were merged into Class L at 1.00044637 rate.

The investment portfolio of the Barings Active Short Duration Bond Fund, with a value of $1,112,388,771 in investments at December 10, 2021, was the principal asset acquired by the Short-Duration Bond Fund.

The Barings U.S. High Yield Fund’s assets and liabilities were transferred to the High Yield Fund in return for shares of the High Yield Fund. The acquisition was accomplished by a tax-free exchange of the High Yield Fund in the following amounts:

Barings U.S. High Yield Fund Share Class	Shares of the Barings U.S. High Yield Fund Prior to the Reorganization	Conversion Ratio	Value of Shares Issued by the Barings U.S. High Yield Fund	High Yield Fund Share Class	Shares Issued by the High Yield Fund
Class I	1,240,000	1.10914654	$12,144,267	Class I	1,375,342
Class Y	4,081,196	1.10534733	39,968,695	Class Y	4,511,139
Class C	10,000	1.10172925	97,945	Class C	11,017
	5,331,196		$52,210,907		5,897,498

The investment portfolio of the Barings U.S. High Yield, with a value of $49,712,194 in investments at December 10, 2021, was the principal asset acquired by the High Yield Fund.

Notes to Financial Statements (Continued)

For financial reporting purposes, assets received and shares issued by the Short-Duration Bond Fund and High Yield Fund were recorded at fair value; however, the cost basis of the investments received from the Barings Active Short Duration Bond Fund and Barings U.S. High Yield Fund were carried forward to align ongoing reporting of the Short-Duration Bond Fund’s and High Yield Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for federal income tax purposes. Immediately prior to the acquisition, the Short-Duration Bond Fund’s and High Yield Fund’s net assets were $338,900,558 and $525,616,144, respectively.

Assuming the acquisition had been completed on October 1, 2021, the beginning of the annual reporting period of the Short-Duration Bond Fund and High Yield Fund, the Short-Duration Bond Fund’s and High Yield Fund’s pro forma results of operations for the twelve month period ended September 30, 2022, would have been as follows:

	Short-Duration Bond Fund	High Yield Fund
Net investment income	$25,922,596	$27,944,989
Net realized and unrealized gain (loss) on investments	(134.297,264)	(97,029,747)
Net increase (decrease) in net assets resulting from operations	(108,374,668)	(69,084,758)

Because both the acquired and surviving funds continuously sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisitions were completed, it is also not practicable to separate the amounts of revenue and earnings of the Barings Active Short Duration Bond Fund and Barings U.S. High Yield Fund that have been included in the Short-Duration Bond Fund’s and High Yield Fund’s Statements of Operations since December 13, 2021.

See Note 5, Capital Share Transactions, for the changes in shares outstanding for the Short-Duration Bond Fund and High Yield Fund during the period.

8.	Line of Credit

The Trust (the “Borrower”) on behalf of the Short-Duration Bond Fund and High Yield Fund has entered into a Credit Agreement (the “Credit Agreement”) with State Street Bank and Trust Company (the “Bank”). The Credit Agreement provides for a revolving credit facility of $150,000,000 (the “Facility Amount”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Per the Credit Agreement, outstanding principal on the loan shall bear interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on the day of the borrowing plus 1.25% and (b) the Overnight Bank Funding Rate as in effect on the day of the borrowing plus 1.25%. In addition, the Borrower shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Facility Amount.

For the year ended September 30, 2022, the Short-Duration Bond Fund and High Yield Fund did not utilize the Facility Amount. The commitment fees made by the Funds are recorded in the accompanying Statement of Operations as Commitment & Service Expenses.

9.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Notes to Financial Statements (Continued)

10.	New Accounting Pronouncements

In January 2021, FASB issued Accounting Standards Update 2021-01 — Reference Rate Reform (Topic 848) — Scope (“ASU 2021-01”) as an update to Accounting Standards Update 2020-04 — Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) in order to make certain clarifications. ASU 2020-04 and ASU 2021-01 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management does not believe the impact of adopting ASU 2020-04 and ASU 2021-01 will have a material impact on the financial statements.

In June 2022, FASB issued Accounting Standards Update 2022-03 -- Fair Value Measurement (Topic 820) -- Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

11.	Coronavirus (COVID-19) Pandemic

The global pandemic outbreak of the novel coronavirus known as COVID-19 and efforts to contain its spread have produced, and will likely continue to produce, substantial market volatility, severe market dislocations and liquidity constraints in many markets, exchange trading suspensions and closures, higher default rates, and global business disruption, and they may result in future significant adverse effects, such as declines in global financial markets and a substantial economic downturn or recession throughout the world. Such factors may have a significant adverse effect on a Fund’s performance and have the potential to impair the ability of a Fund’s investment adviser, subadviser, or other service providers to serve the Fund and could lead to disruptions that negatively impact the Fund.

12.	Russia-Ukraine War

In February 2022, Russia commenced a large-scale military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the regional and the global financial markets and economies. One or more of the Funds hold positions in securities or other instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market, and currency risks, as well as the risks related to the economic sanctions on Russia, Russian individuals, and Russian corporate and banking entities imposed by the United States and/or other countries. Such sanctions — which affect companies in many sectors, including energy, financial services, and defense, among others — could adversely affect the global energy and financial markets and, thus, could affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. Such sanctions may also result in a decline in the value and liquidity of Russian securities and a weakening of the ruble, and will impair a Fund’s ability to buy, sell, receive, or deliver Russian securities. In addition, certain transactions have been or may be prohibited and/or existing investments have or may become illiquid (e.g., because transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

13.	Restatement Relating to the Global Fund

Subsequent to the issuance of the Global Fund's 2022 financial statements and financial highlights, management determined that the total return of the Class R5 initially disclosed as 36.36% included an error. The total return has been corrected in the financial statements to (36.36%).

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Premier Funds and Shareholders of MassMutual U.S. Government Money Market Fund, MassMutual Short-Duration Bond Fund, MassMutual Inflation-Protected and Income Fund, MassMutual Core Bond Fund, MassMutual Diversified Bond Fund, MassMutual High Yield Fund, MassMutual Balanced Fund, MassMutual Disciplined Value Fund, MassMutual Main Street Fund, MassMutual Disciplined Growth Fund, MassMutual Small Cap Opportunities Fund, MassMutual Global Fund, MassMutual International Equity Fund, and MassMutual Strategic Emerging Markets Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of September 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Restatement of the 2022 Financial Statements and Financial Highlights for the MassMutual Global Fund

As discussed in Note 13 to the financial statements, the accompanying 2022 financial highlights for the MassMutual Global Fund have been restated to correct a misstatement.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
November 28, 2022 (December 13, 2022, as to the effects the restatement of MassMutual Global Fund discussed in Note 13).

We have served as the auditor of one or more MassMutual investment companies since 1995.

Trustees and Principal Officers (Unaudited)

The following table lists the Trust’s Trustees and Principal Officers; their address and year of birth; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during at least the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Premier Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Investment Management Solutions.

Independent Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Year of birth: 1948	Trustee	Since 2012	Retired.	108

Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Nabil N. El-Hage Year of birth: 1958	Trustee Chairman	Since 2003 2006- 2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC).	108

Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company).

Maria D. Furman Year of birth: 1954	Trustee	Since 2004	Retired.	108

Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

R. Bradford Malt Year of birth: 1954	Trustee	Since 2022	Chairman (2004-2019), Management Committee (1993-2019), Partner (1987-2019), Associate (1979-1987), Ropes & Gray LLP (counsel to the Trust and MassMutual).	108

Trustee (since 2022), MassMutual Select Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Year of birth: 1951	Trustee	Since 2004	Retired.	108

Director (since 2020), Lead Director (2020-2022), Chairperson (since 2020) of the Nominating and Governance Committee, Member (since 2020) and Chairperson (2020-2022) of the Compensation Committee, and Member (2020-2022) of the Audit Committee, Lyra Therapeutics (a clinical-stage specialty pharmaceutical company); Chairperson (since 2017), Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since

2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Cynthia R. Plouché Year of birth: 1957	Trustee	Since 2022	Retired; Assessor (2014-2018), Moraine Township (property assessment).	108

Trustee (since 2014), Northern Trust Funds (open-end investment companies); Trustee (since 2022), MassMutual Select Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

Jason J. Price Year of birth: 1973	Trustee	Since 2022	Co-Founder and Chairman of the Board (2017-2021), NXTHVN (arts organization); Principal (2012-2017), Exaltare Capital Partners, LLC (private equity firm).	108

Trustee (since 2022), MassMutual Select Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Susan B. Sweeney Year of birth: 1952	Chairperson Trustee	Since 2022 Since 2012	Retired.	110^

Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Chairperson (since 2022), Trustee (since 2009), MassMutual Select Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2009), MML Series Investment Fund (open-end investment company); Chairperson (since 2022), Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Interested Trustees

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Michael R. Fanning^^ Year of birth: 1963	Trustee	Since 2021	Head of MassMutual U.S. (since 2016), Executive Vice President (2016-2018), Member of MassMutual’s Executive Leadership Team (since 2008), MassMutual.	108

Director (since 2016), MML Advisers; Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

Clifford M, Noreen^^^ Year of birth: 1957	Trustee	Since 2021

Head of Global Investment Strategy (since 2019), Deputy Chief Investment Officer and Managing Director (2016-2018), MassMutual; President (2008-2016), Vice Chairman (2007-2008), Member of the Board of Managers (2006-2016), Managing Director (2000-2016), Barings LLC.

				110^

Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Chairman and Trustee (since 2009), Barings Corporate Investors (closed-end investment company); Chairman and Trustee (since 2009), Barings Participation Investors (closed-end investment company); Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

Trustees and Principal Officers (Unaudited) (Continued)

Principal Officers

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Andrea Anastasio Year of birth: 1974	Vice President	Since 2021

Vice President (since 2021), MML Advisers; Head of Investment Management Solutions (since 2021), MassMutual; Head of Investment Strategy and Research, North America (2019-2021), Head of Investment Product Management (2016- 2019), State Street Global Advisors; Vice President (since 2021), MassMutual Select Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2021), MML Series Investment Fund (open-end investment company); Vice President (since 2021), MML Series Investment Fund II (open-end investment company).

108
Andrew M. Goldberg Year of birth: 1966	Vice President, Secretary, and Chief Legal Officer Assistant Secretary (formerly known as “Clerk”)	Since 2008 2004- 2008

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).

108
Renee Hitchcock Year of birth: 1970	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016

Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2021), MassMutual Advantage Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company).

108
Paul LaPiana Year of birth: 1969	President	Since 2021	President (since 2021), MML Advisers; Head of MassMutual U.S. Product (since 2019), Head of Field Management (2016-2019), MassMutual; President (since 2021), MassMutual Select Funds (open-end investment company); President (since 2021), MassMutual Advantage Funds (open-end investment company); President (since 2021), MML Series Investment Fund (open-end investment company); President (since 2021), MML Series Investment Fund II (open-end investment company).	108
Jill Nareau Robert Year of birth: 1972	Vice President and Assistant Secretary Assistant Secretary (formerly known as “Assistant Clerk”)	Since 2017 2008- 2017

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company).

108

Trustees and Principal Officers (Unaudited) (Continued)

Name, Address*, and Year of Birth	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Douglas Steele Year of birth: 1975	Vice President	Since 2016

Head of Product Management (since 2021), Vice President (since 2017), Head of Investment Management (2017-2021), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Product Management (since 2021), Head of Manager Research (2021), Head of Investment Management (2017-2021), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).

108
Philip S. Wellman Year of birth: 1964	Vice President and Chief Compliance Officer	Since 2007

Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

108

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111-0001.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified, and any such Chairperson may not serve more than two consecutive terms. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Mr. Fanning is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^	Mr. Noreen is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2022, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Diversified Bond Fund	0.85%
Balanced Fund	11.75%
Disciplined Value Fund	13.06%
Main Street Fund	38.96%
Disciplined Growth Fund	7.02%
Small Cap Opportunities Fund	34.95%
Strategic Emerging Markets Fund	3.13%

For the year ended September 30, 2022, the following Fund(s) earned the following foreign sources of income:

Amount
International Equity Fund	$2,075,749
Strategic Emerging Markets Fund	1,397,415

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2022.

The Fund(s) intend to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in the Treasury Regulations §1.163(j)-1(b).

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Monthly Reporting

The U.S. Government Money Market Fund files its complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. The U.S. Government Money Market Fund’s reports on Form N-MFP are available on the SEC’s EDGAR database on its website at http://www.sec.gov. In addition, the U.S. Government Money Market Fund makes portfolio holdings information available to shareholders at http://www.massmutual.com/funds.

Quarterly Reporting

The Funds, except for the U.S. Government Money Market Fund, file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s EDGAR database on its website at http://www.sec.gov. In addition, the Funds make the complete schedule of portfolio holdings from their filings on Form N-PORT available to shareholders at http://www.massmutual.com/funds.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May and June 2022, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the U.S. Government Money Market Fund, Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund, Balanced Fund, Disciplined Value Fund, Main Street Fund, Disciplined Growth Fund, Small Cap Opportunities Fund, Global Fund, International Equity Fund, and Strategic Emerging Markets Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third-Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and each of the subadvisers.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services. The Committee noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about the

Other Information (Unaudited) (Continued)

subadvisers and their personnel with responsibility for providing services to the Funds and the fees payable to each subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s net advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against funds in its “category” and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s expenses and performance and a recommendation as to the action to be taken by the Committee. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

The Committee reviewed the expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2021. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that the total net expense ratios for all but four of the Funds were within the top fifty percent of their peer groups, and in many cases in the top forty percent. Of the four with higher expense ratios, two had total net expense ratios at the 60th comparative percentile of their peer groups. All of the Funds with total net expense ratios at or below the 60th comparative percentile of their peer groups had net advisory fees at or below the medians of their peer groups, or within the top three comparative quintiles of their peer groups, except the Strategic Emerging Markets Fund and Inflation-Protected and Income Fund, the levels of whose net advisory fees the Committee did not consider to be inconsistent with the advisory agreements’ continuation, in light of the Funds’ generally acceptable total net expense ratios and/or general favorable investment performance over time. The Committee also took into account the expense caps currently in place for the Strategic Emerging Markets Fund.

The Funds with total net expense ratios higher than the 60th comparative percentile of their peer groups were the Diversified Bond Fund and International Equity Fund.

As to the Diversified Bond Fund, the Committee considered MML Advisers’ statement that the Fund’s total net expense ratio, at the 65th percentile of its peer group, was competitive at only four basis points above the peer group median, and that the Fund’s net advisory fee was at the 58th percentile of its peer group, which was likewise competitive at only one basis point above the peer group median. As to the International Equity Fund, the Committee considered MML Advisers’ statement that the Fund’s total net expense ratio and net advisory fee, each at the 79th percentile of its peer group, were competitive at eight and six basis points above the peer group median, respectively, and that the Fund’s performance has been generally favorable over the long term. The Committee also considered MML Advisers’ statement that the Fund’s net assets are approximately half the level of the median of the Fund’s peer group, and that with growth, the Fund may achieve improved scale and reduced expenses.

The Committee determined on the basis of these factors that the levels of the Funds’ net advisory fees, and the total net expenses of the Funds generally, were consistent with the continuation of their advisory agreements.

The Committee considered that most of the Funds achieved three-year investment performance above the medians of their performance categories, or within the top sixty percent of their performance categories, except those Funds referred to below.

As to the Disciplined Value Fund, the Committee considered that the Fund experienced three-year investment performance outside the top sixty percent of its performance category, but experienced improved performance for the one-year period to the 13th comparative percentile of its performance category under a new subadviser appointed in November 2020.

As to the Global Fund, the Committee noted that the Fund had experienced performance for the one- and three-year periods in the 54th and 64th comparative percentiles of its performance category, respectively. The Committee considered MML Advisers’ statements that the Fund has outperformed its benchmark for the trailing three-, five-, and ten-year periods, and that MML Advisers remains confident in the subadviser, considering it to have been consistent and steadfast in its investment process, and delivering attractive levels of shareholder value.

Other Information (Unaudited) (Continued)

As to the Strategic Emerging Markets Fund, the Committee noted that the Fund had experienced performance for the one- and three- year periods in the 85th and 72nd percentiles of its performance category, respectively. The Committee considered MML Advisers’ statement that the Fund had achieved above-median performance in its performance category in two of the past four years; MML Advisers noted, however, that the Fund underperformed its performance category substantially in the second half of 2020 and in 2021, seeking higher quality stocks with stable franchises in a momentum-driven market. The Committee considered that MML Advisers has placed the Fund under review in light of recent underperformance.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting and during the course of the year, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of MML Advisers’ revenues from the Funds (including advisory fees and administrative and shareholder services fees, as applicable) and the expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and any so-called “fallout benefits” to MML Advisers (which were not considered to be substantial in any event), such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the advisory agreements and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

Other Information (Unaudited) (Continued)

Submission of Matters to a Vote of Security Holders

A Special Meeting of Shareholders of the Trust was held on May 25, 2022 and on the adjournment dates of June 9, 2022 and July 28, 2022. The Notice of Meeting of Shareholders, and a Proxy Statement and voting instruction card, were first mailed, or otherwise made available, on or about April 8, 2022 to shareholders of record as of February 25, 2022. The results of the vote on the matters submitted to shareholders at the Special Meeting are as follows:

Proposal 1:

To elect Allan W. Blair, Nabil N. El-Hage, Michael R. Fanning, Maria D. Furman, R. Bradford Malt, C. Ann Merrifield, Clifford M. Noreen, Cynthia R. Plouché, Jason J. Price, and Susan B. Sweeney as Trustees of each Trust of which the Funds are series for an indefinite term of office.*

This matter was approved by the Trust’s shareholders on June 9, 2022. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Withhold	% of Shares Outstanding
Allan W. Blair	221,938,292.902	213,988,415.419	32.333%	7,949,877.483	1.201%
Nabil N. El-Hage	221,938,292.902	213,794,035.976	32.304%	8,144,256.926	1.230%
Michael R. Fanning	221,938,292.902	220,117,671.632	33.259%	1,820,621.270	0.275%
Maria D. Furman	221,938,292.902	219,986,275.811	33.240%	1,952,017.091	0.294%
R. Bradford Malt	221,938,292.902	219,993,123.684	33.241%	1,945,169.218	0.293%
C. Ann Merrifield	221,938,292.902	220,000,201.866	33.242%	1,938,091.036	0.292%
Clifford M. Noreen	221,938,292.902	220,116,348.702	33.259%	1,821,944.200	0.275%
Cynthia R. Plouché	221,938,292.902	219,989,744.321	33.240%	1,948,548.581	0.294%
Jason J. Price	221,938,292.902	219,980,326.959	33.239%	1,957,965.943	0.295%
Susan B. Sweeney	221,938,292.902	219,792,678.725	33.210%	2,145,614.177	0.324%

*	Denotes Trust-wide proposal and voting results.

Proposal 2:	To change the status of certain Funds from diversified funds to non-diversified funds.

This matter was approved by the following Fund’s shareholders on July 28, 2022. The results of the votes were as follows:

	Shares Voted	Shares For	% of Shares Outstanding	Against	% of Shares Outstanding	Abstain	% of Shares Outstanding	Broker Non-Vote	% of Shares Outstanding
Disciplined Growth Fund	12,128,984.941	11,686,618.630	51.126%	378,389.311	1.655%	0.000	0.000%	63,977.000	0.279%

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2022

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2022:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2022.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
U.S. Government Money Market Fund
Class R5	$1,000	0.49%	$1,004.40	$2.46	$1,022.60	$2.48
Short-Duration Bond Fund
Class I	1,000	0.38%	954.50	1.86	1,023.20	1.93
Class R5	1,000	0.51%	953.10	2.50	1,022.50	2.59
Service Class	1,000	0.62%	953.30	3.04	1,022.00	3.14
Administrative Class	1,000	0.72%	953.60	3.53	1,021.50	3.65
Class R4	1,000	0.87%	952.30	4.26	1,020.70	4.41
Class A	1,000	0.97%	952.20	4.75	1,020.20	4.91
Class R3	1,000	1.11%	950.60	5.43	1,019.50	5.62
Class Y	1,000	0.40%	954.50	1.86	1,023.20	1.93
Class L	1,000	0.65%	953.00	1.86	1,023.20	1.93
Class C	1,000	0.90%	951.30	1.86	1,023.20	1.93

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Inflation-Protected and Income Fund
Class I	$1,000	0.48%	$888.80	$2.27	$1,022.70	$2.43
Class R5	1,000	0.58%	887.90	2.74	1,022.20	2.94
Service Class	1,000	0.68%	886.70	3.22	1,021.70	3.45
Administrative Class	1,000	0.78%	887.10	3.69	1,021.20	3.95
Class R4	1,000	0.93%	885.90	4.40	1,020.40	4.71
Class A	1,000	1.03%	886.00	4.87	1,019.90	5.22
Class R3	1,000	1.18%	885.10	5.58	1,019.20	5.97
Core Bond Fund
Class I	1,000	0.43%	891.30	2.04	1,022.90	2.18
Class R5	1,000	0.53%	889.90	2.51	1,022.40	2.69
Service Class	1,000	0.63%	889.20	2.98	1,021.90	3.19
Administrative Class	1,000	0.73%	889.20	3.46	1,021.40	3.70
Class R4	1,000	0.88%	887.60	4.16	1,020.70	4.46
Class A	1,000	0.98%	888.30	4.64	1,020.20	4.96
Class R3	1,000	1.13%	887.80	5.35	1,019.40	5.72
Diversified Bond Fund
Class I	1,000	0.57%	877.20	2.68	1,022.20	2.89
Class R5	1,000	0.67%	877.00	3.15	1,021.70	3.40
Service Class	1,000	0.77%	877.00	3.62	1,021.20	3.90
Administrative Class	1,000	0.87%	875.80	4.09	1,020.70	4.41
Class R4	1,000	1.02%	875.00	4.79	1,020.00	5.17
Class A	1,000	1.12%	875.00	5.26	1,019.50	5.67
Class R3	1,000	1.27%	874.20	5.97	1,018.70	6.43
High Yield Fund
Class I	1,000	0.54%	885.70	2.55	1,022.40	2.74
Class R5	1,000	0.65%	885.10	3.07	1,021.80	3.29
Service Class	1,000	0.75%	884.80	3.54	1,021.30	3.80
Administrative Class	1,000	0.85%	885.30	4.02	1,020.80	4.31
Class R4	1,000	1.00%	884.50	4.72	1,020.10	5.06
Class A	1,000	1.09%	883.00	5.15	1,019.60	5.52
Class R3	1,000	1.25%	882.90	5.90	1,018.80	6.33
Class Y	1,000	0.60%	884.80	2.55	1,022.40	2.74
Class C	1,000	1.54%	881.10	2.55	1,022.40	2.74
Balanced Fund
Class I	1,000	0.73%	846.90	3.38	1,021.40	3.70
Class R5	1,000	0.83%	846.90	3.84	1,020.90	4.20
Service Class	1,000	0.93%	845.80	4.30	1,020.40	4.71
Administrative Class	1,000	1.03%	846.00	4.77	1,019.90	5.22
Class R4	1,000	1.18%	844.80	5.46	1,019.20	5.97
Class A	1,000	1.28%	844.20	5.92	1,018.70	6.48
Class R3	1,000	1.43%	844.40	6.61	1,017.90	7.23
Disciplined Value Fund
Class I	1,000	0.80%	844.70	3.70	1,021.10	4.05
Class R5	1,000	0.90%	844.50	4.16	1,020.60	4.56
Service Class	1,000	1.00%	844.20	4.62	1,020.10	5.06
Administrative Class	1,000	1.10%	843.40	5.08	1,019.60	5.57
Class R4	1,000	1.25%	842.70	5.77	1,018.80	6.33
Class A	1,000	1.35%	842.80	6.24	1,018.30	6.83
Class R3	1,000	1.50%	841.80	6.93	1,017.50	7.59

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Main Street Fund
Class I	$1,000	0.84%	$787.10	$3.76	$1,020.90	$4.26
Class R5	1,000	0.94%	786.90	4.21	1,020.40	4.76
Service Class	1,000	1.03%	786.10	4.61	1,019.90	5.22
Administrative Class	1,000	1.14%	785.80	5.10	1,019.40	5.77
Class R4	1,000	1.29%	785.30	5.77	1,018.60	6.53
Class A	1,000	1.39%	785.50	6.22	1,018.10	7.03
Class R3	1,000	1.54%	783.80	6.89	1,017.30	7.79
Disciplined Growth Fund
Class I	1,000	0.60%	757.30	2.64	1,022.10	3.04
Class R5	1,000	0.70%	757.30	3.08	1,021.60	3.55
Service Class	1,000	0.80%	757.00	3.52	1,021.10	4.05
Administrative Class	1,000	0.90%	756.60	3.96	1,020.60	4.56
Class R4	1,000	1.06%	755.60	4.67	1,019.80	5.37
Class A	1,000	1.15%	755.50	5.06	1,019.30	5.82
Class R3	1,000	1.31%	754.60	5.76	1,018.50	6.63
Small Cap Opportunities Fund
Class I	1,000	0.67%	824.60	3.06	1,021.70	3.40
Class R5	1,000	0.76%	824.00	3.48	1,021.30	3.85
Service Class	1,000	0.86%	823.40	3.93	1,020.80	4.36
Administrative Class	1,000	0.96%	823.00	4.39	1,020.30	4.86
Class R4	1,000	1.11%	822.30	5.07	1,019.50	5.62
Class A	1,000	1.21%	822.20	5.53	1,019.00	6.12
Class R3	1,000	1.36%	821.50	6.21	1,018.20	6.88
Global Fund
Class I	1,000	0.89%	737.30	3.88	1,020.60	4.51
Class R5	1,000	1.00%	736.40	4.35	1,020.10	5.06
Service Class	1,000	1.09%	736.40	4.74	1,019.60	5.52
Administrative Class	1,000	1.20%	735.80	5.22	1,019.10	6.07
Class R4	1,000	1.35%	735.80	5.87	1,018.30	6.83
Class A	1,000	1.45%	735.20	6.31	1,017.80	7.33
Class R3	1,000	1.60%	734.70	6.96	1,017.00	8.09
International Equity Fund
Class I	1,000	1.09%	819.70	4.97	1,019.60	5.52
Class R5	1,000	1.18%	818.80	5.38	1,019.20	5.97
Service Class	1,000	1.29%	819.30	5.88	1,018.60	6.53
Administrative Class	1,000	1.39%	818.80	6.34	1,018.10	7.03
Class R4	1,000	1.53%	818.70	6.98	1,017.40	7.74
Class A	1,000	1.64%	818.00	7.47	1,016.80	8.29
Class R3	1,000	1.79%	817.70	8.16	1,016.10	9.05
Strategic Emerging Markets Fund
Class I	1,000	1.15%	795.50	5.18	1,019.30	5.82
Class R5	1,000	1.18%	795.20	5.31	1,019.20	5.97
Service Class	1,000	1.35%	795.70	6.08	1,018.30	6.83
Administrative Class	1,000	1.45%	795.40	6.53	1,017.80	7.33
Class R4	1,000	1.61%	794.70	7.24	1,017.00	8.14
Class A	1,000	1.64%	793.80	7.37	1,016.80	8.29
Class R3	1,000	1.85%	792.50	8.31	1,015.80	9.35

*

Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2022, multiplied by the average account value over the period, multiplied by 183 days in the period, divided by 365 days in the year, unless stated otherwise.

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Underwriter:
MML Distributors, LLC
1295 State Street
Springfield, Massachusetts 01111-0001

Underwriter: (MassMutual High Yield Fund and
MassMutual Short-Duration Bond Fund)
ALPS Distributors, Inc. (ADI)
1290 Broadway
Suite 1000
Denver, Colorado 80203

© 2022 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com. Investment Adviser: MML Investment Advisers, LLC	MM202311-303386

(b)	Not applicable to this filing.

Item 2. Code of Ethics.

As of September 30, 2022, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer, Principal Financial Officer, and other senior financial officers pursuant to the Sarbanes-Oxley Act of 2002. For the year ended September 30, 2022, the Code of Ethics was amended to i) cover new registrants and ii) remove a registrant no longer subject to the Code of Ethics, and the Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Nabil N. El-Hage, a member of the Audit Committee, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. El-Hage is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2022 and 2021 were $494,231 and $484,921, respectively.
(b)	AUDIT-RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2022 and 2021. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2022 and 2021.
(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2022 and 2021 were $67,361 and $31,209, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2022 and 2021.
(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2022 and 2021. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2022 and 2021.
(e)	(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2022 and 2021 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.
(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2022 and 2021 were $1,285,023 and $2,383,144, respectively.
(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant's adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP's independence.
(i)	Not applicable.
(j)	Not applicable.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a) Please see portfolio of investments contained in the Report to Stockholders included under Item 1 of this form N-CSR.

(b) Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)), and subject to the next sentence. We have determined that, during the Registrant's most recent fiscal year, the controls of the Registrant's Accounting Agent, surrounding the validation of edits processed to the financial statements did not operate effectively, resulting in a material adjustment to the Registrant's financial statements, as of and for the year ended September 30, 2022.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this filing.

Item 13. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MassMutual Premier Funds

By (Signature and Title)	/s/ Paul LaPiana
Paul LaPiana, President and Principal Executive Officer

Date	12/13/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul LaPiana
Paul LaPiana, President and Principal Executive Officer

Date	12/13/2022

By (Signature and Title)	/s/ Renee Hitchcock
Renée Hitchcock, Treasurer and Principal Financial Officer

Date	12/13/2022